UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05387
                                   ---------

                        FRANKLIN MUTUAL SERIES FUND INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

             51 JOHN F. KENNEDY PARKWAY, SHORT HILLS, NJ 07078-2702
             --------------------------------------------------------
               (Address of principal executive offices) (Zip code)

        MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -------------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (210) 912-2100
                                                           --------------

Date of fiscal year end: 12/31
                         -----

Date of reporting period: 12/31/04
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


MUTUAL BEACON FUND



                               [GRAPHIC OMITTED]

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                                                               DECEMBER 31, 2004
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ANNUAL REPORT AND SHAREHOLDER LETTER                             VALUE
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                                   [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                              THANK YOU FOR YOUR CONTINUED PARTICIPATION

                              At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE         Mutual Series is part of Franklin Templeton
                              Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.

TRUE DIVERSIFICATION          Because these management groups work independently
                              and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                              That's why the funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST     Franklin Templeton Investments seeks to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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                                [GRAPHIC OMITTED]

Not part of the annual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Mutual Beacon Fund ........................................................    4

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   14

Financial Highlights and Statement of Investments .........................   16

Financial Statements ......................................................   29

Notes to Financial Statements .............................................   33

Report of Independent Registered Public

Accounting Firm ...........................................................   49

Tax Designation ...........................................................   50

Board Members and Officers ................................................   51

Shareholder Information ...................................................   56

--------------------------------------------------------------------------------


ANNUAL REPORT

MUTUAL BEACON FUND

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Beacon Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities the Fund's managers believe are at prices below their intrinsic value in the U.S. and other countries.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Beacon Fund's annual report covering the fiscal year ended December 31, 2004.

PERFORMANCE OVERVIEW

Mutual Beacon Fund - Class Z posted a 14.52% cumulative total return for the 12 months ended December 31, 2004. The Fund outperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 10.87% over the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the year ended December 31, 2004, the domestic economy expanded solidly and broadly across most industries, sectors and regions as gross domestic product (GDP) rose an estimated 4.4%.(2) However, surging energy and other commodity prices had a dampening effect. Although consumer confidence remained below pre-recession levels, consumer spending supported strong auto sales, increased durable goods consumption and a healthy housing market. Similarly, business spending rose substantially even as business confidence wavered. The labor market firmed as employers hired 2.2 million workers in 2004, and unemployment dropped from 5.7% to 5.4% during the year.(3)

The U.S. dollar weakened throughout 2004 and hit an all-time low against the euro and a multi-year low versus the yen. The widening trade and current

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2)   Source: Bureau of Economic Analysis.

(3)   Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


4 | Annual Report
account deficits and possibility for higher import prices contributed to inflationary pressures. The core inflation rate rose to 2.2% in 2004, or 3.3% including volatile food and energy costs. Aiming to keep inflation tame, the Federal Reserve Board raised the federal funds target rate five times between June and December, from 1.00% to 2.25%, the highest level in more than three years.

Domestic equity markets rallied in early 2004 and then fluctuated; however, they were essentially flat through early November. After the elections concluded, the markets enjoyed another strong rally through year-end. The blue chip stocks of the Dow Jones Industrial Average gained 5.31% for the year under review, while the broader S&P 500 rose 10.87% and the technology-heavy NASDAQ Composite Index increased 9.15%.(4)

Outside the U.S., the global economic recovery continued in 2004, led by growth in China. The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank projected euro zone growth may be between 1.6% and 2.0% in 2004, compared with only 0.5% in 2003. In Japan, the economy struggled to emerge from a decade-long deflationary period. Although the country's consumer and business confidence reached their highest levels since 1991, economic growth slowed in response to higher oil prices and reduced external demand. The U.S. dollar decline hurt Japanese and European exports to the U.S., as it made their goods more expensive in the world's biggest market.

For the 12-month period ended December 31, 2004, the Morgan Stanley Capital International (MSCI) World Index's total return was 15.25% in U.S. dollars.(5) Emerging markets, as measured by the MSCI Emerging Markets Index, had a total return of 25.95% in U.S. dollars.(6) In local currencies, these indexes had notably lower total returns of 11.83% and 16.45% for the same period.(5,6) During the period, most of the world's currencies strengthened in relation to the U.S. dollar, which benefited U.S.-based investors of non-U.S. developed and emerging market equities.

INVESTMENT STRATEGY

We follow a distinctive, three-pronged investment approach, which combines investments in what we believe are substantially undervalued common stocks

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

(5) Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

(6) Source: Standard & Poor's Micropal. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 12/31/04

U.S.                      63.7%
U.K.                      10.8%
Canada                     4.3%
Spain                      3.0%
France                     2.4%
Irish Republic             2.3%
Japan                      2.3%
Denmark                    2.2%
Switzerland                2.1%
Norway                     1.3%
South Africa               1.3%
Netherlands                1.2%
Other Countries            2.6%
Other Net Assets           0.5%


                                                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/04

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Insurance                                                                  12.2%
--------------------------------------------------------------------------------
Metals & Mining                                                            10.3%
--------------------------------------------------------------------------------
Tobacco                                                                     9.5%
--------------------------------------------------------------------------------
Media                                                                       9.0%
--------------------------------------------------------------------------------
Beverages                                                                   4.7%
--------------------------------------------------------------------------------
Food Products                                                               4.1%
--------------------------------------------------------------------------------
Real Estate                                                                 3.4%
--------------------------------------------------------------------------------
Commercial Banks                                                            2.9%
--------------------------------------------------------------------------------
Diversified Financial Services                                              2.3%
--------------------------------------------------------------------------------
Capital Markets                                                             2.2%
--------------------------------------------------------------------------------

with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

MANAGER'S DISCUSSION

All three prongs of our investment strategy contributed to the Fund's performance during the year under review, with the equity portion providing the greatest contribution. Three of the Fund's best performing stock investments were White Mountains Insurance Group, a property and casualty insurer; Altadis, a Franco-Spanish tobacco company; and Brascan, a Canadian diversified financial services company.

White Mountains, one of the the largest contributors to Fund performance during the fiscal year, was an excellent example of how substantial shareholder value can be created when well-capitalized companies are run by strong managers. With the company's solid balance sheet, White Mountains' management team has made several acquisitions, enabling the company to profitably increase its bottom line while extending its exposure to attractive lines of business. In addition to exercising discipline with acquisitions, management remained committed to a conservative underwriting strategy. This strategy enabled White Mountains to continue to report solid underwriting results for 2004 despite record industry-wide insurance claims from the Atlantic hurricane season. During the year under review, the markets began to better appreciate White Mountains' consistent results, strong balance sheet, and disciplined acquisition and underwriting practices, as well as its shareholder-oriented management team. White Mountains' stock rose about 41% in 2004 and has increased more than 443% in the past five years.

In 2004, tobacco companies operating in Europe, such as Altadis, encountered a challenging sales environment, especially in France after the government imposed two substantial tax increases by early 2004 that pressured volumes and contributed to reduced consumption of about 25% in volume. Despite challenges in France and elsewhere, Altadis shares performed well as management returned cash to shareholders through dividends and share repurchases. In addition, the company announced two acquisitions and a cost-restructuring program, all of which could enable management to continue to increase cash


6 | Annual Report
flow and create shareholder value. As a result of these and other factors, Altadis shares appreciated about 65% in 2004. Despite this strong performance, the stock still traded at a significant discount to its European peers and our calculation of the stock's intrinsic value. In addition, some analysts believe the industry is ready for more consolidation. For these and other reasons, we remain enthusiastic about the prospects of our Altadis investment.

Brascan's core businesses include real estate, fund management and power generation assets, and the company has been streamlining its operations to focus on these core functions over the past three years. The company's businesses have performed well recently, and Brascan's shares increased in value approximately 80% in 2004 largely as a result of reinvesting free cash flow into its businesses and a favorable operating environment. Also, the prospects for Brascan to invest proceeds from a potential sale of its Noranda stake appeared promising. Brascan identified excess capital for share buybacks and to expand core operations, as well as for other value-added programs. The potential effect of redeploying excess capital to higher return areas could create additional value for Brascan shareholders, and consistent with our strategy, we maintained our position in the company's stock.

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. At Mutual Series, we typically seek to hedge (protect) against currency risk, which can reduce or eliminate the positive or negative effect on Fund performance of holding investments denominated in currencies other than the U.S. dollar. In 2004, we remained less than fully hedged in foreign currencies allowing shareholders to benefit from a declining U.S. dollar. However, one cannot expect the same result in future periods.

Although many of our investments performed well in 2004, some holdings underperformed. Positions that declined in value during the reporting period included Impala Platinum, a South African mining company; Eurotunnel, a distressed investment in the operator of the English Channel tunnel; and Coeur D'Alene, a U.S. mining firm.

Impala Platinum detracted from Fund performance during the year largely due to the strengthening South African currency and a slower-than-expected approval process for a mine in Zimbabwe. Eurotunnel's debt securities declined mainly due to uncertainties surrounding the ultimate resolution of the company's financial situation, as well as mediocre operating results after the board and management team had been replaced in April 2004. Coeur

TOP 10 HOLDINGS
12/31/04

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
White Mountains Insurance Group Inc.                                        4.4%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
Altadis SA                                                                  3.0%
   TOBACCO, SPAIN
--------------------------------------------------------------------------------
Berkshire Hathaway Inc., A & B                                              2.9%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
International Steel Group                                                   2.4%
   METALS & MINING, U.S.
--------------------------------------------------------------------------------
Washington Post Co., B                                                      2.1%
   MEDIA, U.S.
--------------------------------------------------------------------------------
British American Tobacco PLC, ord. & ADR                                    1.9%
   TOBACCO, U.K.
--------------------------------------------------------------------------------
Newmont Mining Corp.                                                        1.9%
   METALS & MINING, U.S.
--------------------------------------------------------------------------------
Brascan Corp., A                                                            1.8%
   DIVERSIFIED FINANCIAL SERVICES,
   CANADA
--------------------------------------------------------------------------------
Carlsberg AS, A & B                                                         1.6%
   BEVERAGES, DENMARK
--------------------------------------------------------------------------------
Florida East Coast Industries Inc.                                          1.5%
   ROAD & RAIL, U.S.
--------------------------------------------------------------------------------


                                                               Annual Report | 7

D'Alene's returns lagged during the reporting period in part because of an unsuccessful acquisition attempt of Wheaton River, another mining company.

Thank you for your continued participation in Mutual Beacon Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]                         /s/ David J. Winters

                                        David J. Winters, CFA
                                        Portfolio Manager


[PHOTO OMITTED]                         /s/ Charles M. Lahr

                                        Charles M. Lahr, CFA
                                        Assistant Portfolio Manager

                                        Mutual Beacon Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

CHARLES M. LAHR

Charles Lahr is an assistant portfolio manager for Mutual Beacon Fund and Mutual Financial Services Fund. He is also an analyst for Franklin Mutual Advisers, LLC (Mutual Series). Mr. Lahr specializes in the analysis of foreign equities and focuses on non-U.S. financial services companies.

Prior to joining Mutual Series in 2003, Mr. Lahr was an international equities research analyst for the State of Wisconsin Investment Board. He has 11 years of experience in the financial services industry.

Mr. Lahr received a bachelor's of business administration in finance and investments as well as an M.B.A. from the University of Iowa. He is also a CFA charterholder and a member of the New York Society of Security Analysts.


8 | Annual Report

PERFORMANCE SUMMARY AS OF 12/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------
CLASS Z                                                  CHANGE      12/31/04      12/31/03
-------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$1.54        $15.94        $14.40
-------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
-------------------------------------------------------------------------------------------
Dividend Income                          $0.3746
-------------------------------------------------------------------------------------------
Long-Term Capital Gain                   $0.1457
-------------------------------------------------------------------------------------------
   TOTAL                                 $0.5203
-------------------------------------------------------------------------------------------
CLASS A                                                  CHANGE      12/31/04      12/31/03
-------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$1.53        $15.87        $14.34
-------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
-------------------------------------------------------------------------------------------
Dividend Income                          $0.3219
-------------------------------------------------------------------------------------------
Long-Term Capital Gain                   $0.1457
-------------------------------------------------------------------------------------------
   TOTAL                                 $0.4676
-------------------------------------------------------------------------------------------
CLASS B                                                  CHANGE      12/31/04      12/31/03
-------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$1.48        $15.54        $14.06
-------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
-------------------------------------------------------------------------------------------
Dividend Income                          $0.2322
-------------------------------------------------------------------------------------------
Long-Term Capital Gain                   $0.1457
-------------------------------------------------------------------------------------------
   TOTAL                                 $0.3779
-------------------------------------------------------------------------------------------
CLASS C                                                  CHANGE      12/31/04      12/31/03
-------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$1.51        $15.77        $14.26
-------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
-------------------------------------------------------------------------------------------
Dividend Income                          $0.2273
-------------------------------------------------------------------------------------------
Long-Term Capital Gain                   $0.1457
-------------------------------------------------------------------------------------------
   TOTAL                                 $0.3730
-------------------------------------------------------------------------------------------

Mutual Beacon Fund paid distributions derived from long-term capital gains of
14.57 cents ($0.1457) per share in December 2004. The Fund designated such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3).


                                                               Annual Report | 9

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS Z                              1-YEAR        5-YEAR          10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(2)            14.52%        59.97%          258.88%
--------------------------------------------------------------------------------
Average Annual Total Return(3)        14.52%         9.85%           13.63%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)     $ 11,452     $  15,997         $ 35,888
--------------------------------------------------------------------------------
CLASS A                              1-YEAR        5-YEAR    INCEPTION (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(2)            14.13%        57.13%          143.05%
--------------------------------------------------------------------------------
Average Annual Total Return(3)         7.60%         8.17%           10.69%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)     $ 10,760     $  14,812         $ 22,910
--------------------------------------------------------------------------------
CLASS B                              1-YEAR        5-YEAR     INCEPTION (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(2)            13.32%        52.21%           75.54%
--------------------------------------------------------------------------------
Average Annual Total Return(3)         9.32%         8.48%            9.73%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)     $ 10,932     $  15,021         $ 17,454
--------------------------------------------------------------------------------
CLASS C                              1-YEAR        5-YEAR    INCEPTION (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(2)            13.39%        52.21%          130.72%
--------------------------------------------------------------------------------
Average Annual Total Return(3)        12.39%         8.76%           10.78%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)     $ 11,239     $  15,221         $ 23,072
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual Beacon Fund - Class Z, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index5 from 1/1/95-12/31/04.

      CLASS Z (1/1/95-12/31/04)

              MUTUAL BEACON       S&P
   DATE            FUND          500(5)
   ----       --------------     ------
12/31/1995             $12,589          $13,753
 1/31/1996             $13,072          $14,221
 2/29/1996             $13,423          $14,353
 3/31/1996             $13,598          $14,491
 4/30/1996             $13,783          $14,705
 5/31/1996             $13,976          $15,083
 6/30/1996             $13,887          $15,141
 7/31/1996             $13,342          $14,472
 8/31/1996             $13,800          $14,778
 9/30/1996             $14,186          $15,609
10/31/1996             $14,313          $16,039
11/30/1996             $15,035          $17,251
12/31/1996             $15,256          $16,909
 1/31/1997             $15,781          $17,965
 2/28/1997             $16,122          $18,106
 3/31/1997             $15,898          $17,363
 4/30/1997             $15,992          $18,399
 5/31/1997             $16,650          $19,518
 6/30/1997             $17,132          $20,392
 7/31/1997             $18,082          $22,014
 8/31/1997             $17,891          $20,782
 9/30/1997             $18,776          $21,919
10/31/1997             $18,178          $21,188
11/30/1997             $18,441          $22,168
12/31/1997             $18,764          $22,548
 1/31/1998             $18,658          $22,798
 2/28/1998             $19,668          $24,441
 3/31/1998             $20,505          $25,691
 4/30/1998             $20,771          $25,950
 5/31/1998             $20,837          $25,504
 6/30/1998             $20,691          $26,540
 7/31/1998             $20,187          $26,258
 8/31/1998             $17,427          $22,465
 9/30/1998             $17,062          $23,905
10/31/1998             $18,077          $25,847
11/30/1998             $19,105          $27,413
12/31/1998             $19,208          $28,992
 1/31/1999             $19,545          $30,204
 2/28/1999             $19,325          $29,265
 3/31/1999             $20,218          $30,436
 4/30/1999             $21,814          $31,614
 5/31/1999             $22,019          $30,869
 6/30/1999             $22,623          $32,581
 7/31/1999             $22,145          $31,565
 8/31/1999             $21,353          $31,408
 9/30/1999             $20,800          $30,549
10/31/1999             $21,383          $32,481
11/30/1999             $21,891          $33,141
12/31/1999             $22,433          $35,092
 1/31/2000             $21,882          $33,329
 2/29/2000             $21,266          $32,699
 3/31/2000             $23,390          $35,895
 4/30/2000             $23,114          $34,816
 5/31/2000             $23,406          $34,103
 6/30/2000             $23,132          $34,944
 7/31/2000             $23,721          $34,398
 8/31/2000             $24,708          $36,534
 9/30/2000             $24,760          $34,606
10/31/2000             $25,175          $34,459
11/30/2000             $24,517          $31,744
12/31/2000             $25,647          $31,900
 1/31/2001             $27,315          $33,031
 2/28/2001             $27,162          $30,021
 3/31/2001             $26,376          $28,120
 4/30/2001             $27,468          $30,304
 5/31/2001             $28,388          $30,507
 6/30/2001             $28,607          $29,765
 7/31/2001             $28,783          $29,472
 8/31/2001             $28,176          $27,629
 9/30/2001             $25,689          $25,398
10/31/2001             $25,669          $25,882
11/30/2001             $26,590          $27,867
12/31/2001             $27,215          $28,111
 1/31/2002             $27,111          $27,701
 2/28/2002             $27,278          $27,167
 3/31/2002             $28,029          $28,189
 4/30/2002             $28,279          $26,481
 5/31/2002             $28,383          $26,286
 6/30/2002             $26,422          $24,414
 7/31/2002             $24,693          $22,512
 8/31/2002             $24,925          $22,659
 9/30/2002             $23,575          $20,199
10/31/2002             $23,892          $21,975
11/30/2002             $24,356          $23,267
12/31/2002             $24,209          $21,901
 1/31/2003             $23,952          $21,328
 2/28/2003             $23,417          $21,008
 3/31/2003             $23,481          $21,210
 4/30/2003             $25,001          $22,958
 5/31/2003             $26,350          $24,166
 6/30/2003             $26,809          $24,475
 7/31/2003             $27,111          $24,906
 8/31/2003             $27,888          $25,391
 9/30/2003             $27,845          $25,122
10/31/2003             $28,988          $26,543
11/30/2003             $30,023          $26,776
12/31/2003             $31,336          $28,179
 1/31/2004             $31,467          $28,696
 2/29/2004             $32,534          $29,095
 3/31/2004             $32,490          $28,656
 4/30/2004             $31,619          $28,207
 5/31/2004             $31,793          $28,593
 6/30/2004             $32,329          $29,149
 7/31/2004             $31,912          $28,185
 8/31/2004             $32,175          $28,298
 9/30/2004             $32,745          $28,604
10/31/2004             $33,183          $29,041
11/30/2004             $34,915          $30,216
12/31/2004             $35,888          $31,243


AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS Z                                                                 12/31/04
--------------------------------------------------------------------------------
1-Year                                                                    14.52%
--------------------------------------------------------------------------------
5-Year                                                                     9.85%
--------------------------------------------------------------------------------
10-Year                                                                   13.63%
--------------------------------------------------------------------------------


 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual Beacon Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index5 from 11/1/96-12/31/04.

     CLASS A (11/1/96-12/31/04)

                  MUTUAL BEACON         S&P
   DATE                FUND            500(5)
   ----           --------------      -------
 11/1/1996            $9,425          $10,000
11/30/1996            $9,895          $10,755
12/31/1996           $10,038          $10,542
 1/31/1997           $10,381          $11,200
 2/28/1997           $10,598          $11,288
 3/31/1997           $10,451          $10,825
 4/30/1997           $10,512          $11,471
 5/31/1997           $10,938          $12,169
 6/30/1997           $11,255          $12,714
 7/31/1997           $11,873          $13,725
 8/31/1997           $11,747          $12,957
 9/30/1997           $12,322          $13,666
10/31/1997           $11,920          $13,210
11/30/1997           $12,094          $13,821
12/31/1997           $12,302          $14,058
 1/31/1998           $12,232          $14,213
 2/28/1998           $12,887          $15,238
 3/31/1998           $13,428          $16,018
 4/30/1998           $13,603          $16,179
 5/31/1998           $13,638          $15,901
 6/30/1998           $13,542          $16,546
 7/31/1998           $13,211          $16,371
 8/31/1998           $11,398          $14,006
 9/30/1998           $11,149          $14,904
10/31/1998           $11,816          $16,115
11/30/1998           $12,491          $17,091
12/31/1998           $12,550          $18,075
 1/31/1999           $12,771          $18,831
 2/28/1999           $12,617          $18,246
 3/31/1999           $13,193          $18,975
 4/30/1999           $14,228          $19,710
 5/31/1999           $14,372          $19,245
 6/30/1999           $14,757          $20,313
 7/31/1999           $14,444          $19,679
 8/31/1999           $13,916          $19,582
 9/30/1999           $13,554          $19,046
10/31/1999           $13,925          $20,251
11/30/1999           $14,258          $20,662
12/31/1999           $14,608          $21,878
 1/31/2000           $14,249          $20,779
 2/29/2000           $13,836          $20,386
 3/31/2000           $15,211          $22,379
 4/30/2000           $15,031          $21,706
 5/31/2000           $15,222          $21,262
 6/30/2000           $15,029          $21,786
 7/31/2000           $15,413          $21,446
 8/31/2000           $16,046          $22,777
 9/30/2000           $16,080          $21,575
10/31/2000           $16,351          $21,484
11/30/2000           $15,922          $19,791
12/31/2000           $16,638          $19,888
 1/31/2001           $17,723          $20,593
 2/28/2001           $17,611          $18,717
 3/31/2001           $17,099          $17,532
 4/30/2001           $17,798          $18,893
 5/31/2001           $18,397          $19,020
 6/30/2001           $18,521          $18,557
 7/31/2001           $18,636          $18,374
 8/31/2001           $18,228          $17,225
 9/30/2001           $16,636          $15,834
10/31/2001           $16,611          $16,137
11/30/2001           $17,196          $17,374
12/31/2001           $17,600          $17,526
 1/31/2002           $17,533          $17,271
 2/28/2002           $17,627          $16,938
 3/31/2002           $18,114          $17,575
 4/30/2002           $18,277          $16,510
 5/31/2002           $18,331          $16,388
 6/30/2002           $17,054          $15,221
 7/31/2002           $15,932          $14,035
 8/31/2002           $16,083          $14,127
 9/30/2002           $15,208          $12,593
10/31/2002           $15,399          $13,701
11/30/2002           $15,686          $14,506
12/31/2002           $15,591          $13,654
 1/31/2003           $15,425          $13,297
 2/28/2003           $15,080          $13,098
 3/31/2003           $15,107          $13,223
 4/30/2003           $16,089          $14,313
 5/31/2003           $16,961          $15,066
 6/30/2003           $17,253          $15,259
 7/31/2003           $17,435          $15,528
 8/31/2003           $17,922          $15,830
 9/30/2003           $17,895          $15,663
10/31/2003           $18,633          $16,548
11/30/2003           $19,288          $16,694
12/31/2003           $20,111          $17,569
 1/31/2004           $20,209          $17,891
 2/29/2004           $20,869          $18,140
 3/31/2004           $20,840          $17,866
 4/30/2004           $20,265          $17,586
 5/31/2004           $20,377          $17,827
 6/30/2004           $20,730          $18,173
 7/31/2004           $20,448          $17,572
 8/31/2004           $20,603          $17,643
 9/30/2004           $20,970          $17,833
10/31/2004           $21,239          $18,106
11/30/2004           $22,340          $18,838
12/31/2004           $22,910          $19,479

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                 12/31/04
--------------------------------------------------------------------------------
1-Year                                                                     7.60%
--------------------------------------------------------------------------------
5-Year                                                                     8.17%
--------------------------------------------------------------------------------
Since Inception (11/1/96)                                                 10.69%
--------------------------------------------------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS B                                                                 12/31/04
--------------------------------------------------------------------------------
1-Year                                                                     9.32%
--------------------------------------------------------------------------------
5-Year                                                                     8.48%
--------------------------------------------------------------------------------
Since Inception (1/1/99)                                                   9.73%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual Beacon Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index5 from 1/1/99-12/31/04.

        CLASS B (1/1/99-12/31/04)

                  MUTUAL BEACON           S&P
   DATE                FUND              500(5)
   ----           --------------        -------
  1/1/1999            $10,000           $10,000
 1/31/1999            $10,160           $10,418
 2/28/1999            $10,031           $10,094
 3/31/1999            $10,481           $10,498
 4/30/1999            $11,291           $10,905
 5/31/1999            $11,398           $10,647
 6/30/1999            $11,693           $11,238
 7/31/1999            $11,436           $10,887
 8/31/1999            $11,015           $10,834
 9/30/1999            $10,719           $10,537
10/31/1999            $11,007           $11,203
11/30/1999            $11,265           $11,431
12/31/1999            $11,533           $12,104
 1/31/2000            $11,247           $11,496
 2/29/2000            $10,918           $11,279
 3/31/2000            $11,996           $12,381
 4/30/2000            $11,845           $12,009
 5/31/2000            $11,988           $11,763
 6/30/2000            $11,840           $12,053
 7/31/2000            $12,127           $11,865
 8/31/2000            $12,622           $12,601
 9/30/2000            $12,631           $11,936
10/31/2000            $12,846           $11,886
11/30/2000            $12,496           $10,949
12/31/2000            $13,054           $11,003
 1/31/2001            $13,896           $11,393
 2/28/2001            $13,806           $10,355
 3/31/2001            $13,390            $9,699
 4/30/2001            $13,935           $10,453
 5/31/2001            $14,401           $10,523
 6/30/2001            $14,487           $10,267
 7/31/2001            $14,568           $10,166
 8/31/2001            $14,244            $9,530
 9/30/2001            $12,990            $8,760
10/31/2001            $12,959            $8,927
11/30/2001            $13,415            $9,612
12/31/2001            $13,722            $9,696
 1/31/2002            $13,658            $9,555
 2/28/2002            $13,722            $9,371
 3/31/2002            $14,097            $9,723
 4/30/2002            $14,215            $9,134
 5/31/2002            $14,258            $9,067
 6/30/2002            $13,253            $8,421
 7/31/2002            $12,375            $7,765
 8/31/2002            $12,483            $7,816
 9/30/2002            $11,801            $6,967
10/31/2002            $11,942            $7,580
11/30/2002            $12,169            $8,025
12/31/2002            $12,081            $7,554
 1/31/2003            $11,950            $7,357
 2/28/2003            $11,677            $7,246
 3/31/2003            $11,688            $7,316
 4/30/2003            $12,441            $7,919
 5/31/2003            $13,107            $8,335
 6/30/2003            $13,320            $8,442
 7/31/2003            $13,463            $8,591
 8/31/2003            $13,825            $8,758
 9/30/2003            $13,793            $8,665
10/31/2003            $14,353            $9,155
11/30/2003            $14,848            $9,236
12/31/2003            $15,491            $9,720
 1/31/2004            $15,546            $9,898
 2/29/2004            $16,052           $10,036
 3/31/2004            $16,019            $9,884
 4/30/2004            $15,568            $9,729
 5/31/2004            $15,645            $9,863
 6/30/2004            $15,903           $10,054
 7/31/2004            $15,681            $9,722
 8/31/2004            $15,792            $9,761
 9/30/2004            $16,069            $9,866
10/31/2004            $16,268           $10,017
11/30/2004            $17,099           $10,422
12/31/2004            $17,454           $10,777


AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS C                                                                 12/31/04
--------------------------------------------------------------------------------
1-Year                                                                    12.39%
--------------------------------------------------------------------------------
5-Year                                                                     8.76%
--------------------------------------------------------------------------------
Since Inception (11/1/96)                                                 10.78%
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual Beacon Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index5 from 11/1/96-12/31/04.

        CLASS C (11/1/96-12/31/04)

                   MUTUAL BEACON            S&P
   DATE                 FUND               500(5)
   ----            --------------         -------
 11/1/1996            $10,000             $10,000
11/30/1996            $10,497             $10,755
12/31/1996            $10,645             $10,542
 1/31/1997            $11,000             $11,200
 2/28/1997            $11,221             $11,288
 3/31/1997            $11,057             $10,825
 4/30/1997            $11,123             $11,471
 5/31/1997            $11,566             $12,169
 6/30/1997            $11,894             $12,714
 7/31/1997            $12,537             $13,725
 8/31/1997            $12,403             $12,957
 9/30/1997            $13,004             $13,666
10/31/1997            $12,578             $13,210
11/30/1997            $12,745             $13,821
12/31/1997            $12,953             $14,058
 1/31/1998            $12,870             $14,213
 2/28/1998            $13,562             $15,238
 3/31/1998            $14,124             $16,018
 4/30/1998            $14,290             $16,179
 5/31/1998            $14,327             $15,901
 6/30/1998            $14,217             $16,546
 7/31/1998            $13,860             $16,371
 8/31/1998            $11,956             $14,006
 9/30/1998            $11,694             $14,904
10/31/1998            $12,378             $16,115
11/30/1998            $13,082             $17,091
12/31/1998            $13,134             $18,075
 1/31/1999            $13,355             $18,831
 2/28/1999            $13,184             $18,246
 3/31/1999            $13,789             $18,975
 4/30/1999            $14,866             $19,710
 5/31/1999            $14,997             $19,245
 6/30/1999            $15,397             $20,313
 7/31/1999            $15,059             $19,679
 8/31/1999            $14,505             $19,582
 9/30/1999            $14,115             $19,046
10/31/1999            $14,495             $20,251
11/30/1999            $14,833             $20,662
12/31/1999            $15,189             $21,878
 1/31/2000            $14,802             $20,779
 2/29/2000            $14,372             $20,386
 3/31/2000            $15,797             $22,379
 4/30/2000            $15,598             $21,706
 5/31/2000            $15,786             $21,262
 6/30/2000            $15,580             $21,786
 7/31/2000            $15,968             $21,446
 8/31/2000            $16,616             $22,777
 9/30/2000            $16,639             $21,575
10/31/2000            $16,910             $21,484
11/30/2000            $16,451             $19,791
12/31/2000            $17,196             $19,888
 1/31/2001            $18,296             $20,593
 2/28/2001            $18,180             $18,717
 3/31/2001            $17,636             $17,532
 4/30/2001            $18,348             $18,893
 5/31/2001            $18,957             $19,020
 6/30/2001            $19,076             $18,557
 7/31/2001            $19,182             $18,374
 8/31/2001            $18,759             $17,225
 9/30/2001            $17,106             $15,834
10/31/2001            $17,067             $16,137
11/30/2001            $17,662             $17,374
12/31/2001            $18,065             $17,526
 1/31/2002            $17,982             $17,271
 2/28/2002            $18,079             $16,938
 3/31/2002            $18,568             $17,575
 4/30/2002            $18,721             $16,510
 5/31/2002            $18,763             $16,388
 6/30/2002            $17,450             $15,221
 7/31/2002            $16,294             $14,035
 8/31/2002            $16,435             $14,127
 9/30/2002            $15,532             $12,593
10/31/2002            $15,729             $13,701
11/30/2002            $16,011             $14,506
12/31/2002            $15,899             $13,654
 1/31/2003            $15,729             $13,297
 2/28/2003            $15,360             $13,098
 3/31/2003            $15,388             $13,223
 4/30/2003            $16,381             $14,313
 5/31/2003            $17,246             $15,066
 6/30/2003            $17,537             $15,259
 7/31/2003            $17,722             $15,528
 8/31/2003            $18,208             $15,830
 9/30/2003            $18,165             $15,663
10/31/2003            $18,893             $16,548
11/30/2003            $19,550             $16,694
12/31/2003            $20,389             $17,569
 1/31/2004            $20,461             $17,891
 2/29/2004            $21,133             $18,140
 3/31/2004            $21,090             $17,866
 4/30/2004            $20,504             $17,586
 5/31/2004            $20,604             $17,827
 6/30/2004            $20,938             $18,173
 7/31/2004            $20,650             $17,572
 8/31/2004            $20,794             $17,643
 9/30/2004            $21,153             $17,833
10/31/2004            $21,412             $18,106
11/30/2004            $22,521             $18,838
12/31/2004            $23,072             $19,479



12 | Annual Report

ENDNOTES

THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                                                              Annual Report | 13

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS Z                                      VALUE 6/30/04     VALUE 12/31/04   PERIOD* 6/30/04-12/31/04
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,110.10               $4.35
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,021.01               $4.17
--------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,107.20               $6.20
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,019.25               $5.94
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,103.80               $9.62
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,015.99               $9.22
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,104.20               $9.63
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,015.99               $9.22
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      0.82%; A: 1.17%; B: 1.82%; and C: 1.82%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                              Annual Report | 15

MUTUAL BEACON FUND

FINANCIAL HIGHLIGHTS

                                                              --------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS Z                                                          2004           2003           2002           2001         2000
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................  $    14.40     $    11.31     $    13.05     $    13.38   $    13.84
                                                              --------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..................................         .30            .19            .23            .21          .22

 Net realized and unrealized gains (losses) ................        1.76           3.13          (1.66)           .60         1.62
                                                              --------------------------------------------------------------------
Total from investment operations ...........................        2.06           3.32          (1.43)           .81         1.84
                                                              --------------------------------------------------------------------
Less distributions from:

 Net investment income .....................................        (.37)          (.23)          (.20)          (.20)        (.44)

 Net realized gains ........................................        (.15)            --           (.11)          (.94)       (1.86)
                                                              --------------------------------------------------------------------
Total distributions ........................................        (.52)          (.23)          (.31)         (1.14)       (2.30)
                                                              --------------------------------------------------------------------
Redemption fees ............................................          --(d)          --             --             --           --
                                                              --------------------------------------------------------------------
Net asset value, end of year ...............................  $    15.94     $    14.40     $    11.31     $    13.05   $    13.38
                                                              ====================================================================

Total return(b) ............................................       14.52%         29.44%        (11.05)%         6.11%       14.33%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................  $3,359,389     $3,112,212     $2,572,002     $3,090,827   $3,041,905

Ratios to average net assets:*

 Expenses(c) ...............................................         .83%           .86%           .80%           .79%         .83%

 Expenses, net of waiver and payments by affiliate(c) ......         .83%           .86%           .80%           .79%         .81%

 Net investment income .....................................        1.99%          1.48%          1.88%          1.47%        1.55%

Portfolio turnover rate ....................................       29.17%         49.61%         52.27%         55.25%       62.11%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ..................................................         .82%           .83%           .79%           .78%         .80%

 Expenses net of waiver and payments by affiliate ..........         .82%           .83%           .79%           .78%         .78%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


16 | See notes to financial statements. | Annual Report

MUTUAL BEACON FUND

                                                              --------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
CLASS A                                                          2004           2003           2002           2001         2000
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................  $    14.34     $    11.27     $    13.01     $    13.34   $    13.81
                                                              --------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..................................         .25            .14            .19            .16          .17

 Net realized and unrealized gains (losses) ................        1.75           3.12          (1.66)           .60         1.61
                                                              --------------------------------------------------------------------
Total from investment operations ...........................        2.00           3.26          (1.47)           .76         1.78
                                                              --------------------------------------------------------------------
Less distributions from:

 Net investment income .....................................        (.32)          (.19)          (.16)          (.15)        (.39)

 Net realized gains ........................................        (.15)            --           (.11)          (.94)       (1.86)
                                                              --------------------------------------------------------------------
Total distributions ........................................        (.47)          (.19)          (.27)         (1.09)       (2.25)
                                                              --------------------------------------------------------------------
Redemption fees ............................................          --(d)          --             --             --           --
                                                              --------------------------------------------------------------------
Net asset value, end of year ...............................  $    15.87     $    14.34     $    11.27     $    13.01   $    13.34
                                                              ====================================================================

Total return(b) ............................................       14.13%         28.99%        (11.41)%         5.78%       13.89%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................  $1,462,133     $1,301,620     $  918,983     $  977,558   $  757,323

Ratios to average net assets:*

 Expenses(c) ...............................................        1.18%          1.21%          1.15%          1.14%        1.18%

 Expenses, net of waiver and payments by affiliate(c) ......        1.18%          1.21%          1.15%          1.14%        1.16%

 Net investment income .....................................        1.64%          1.13%          1.53%          1.12%        1.20%

Portfolio turnover rate ....................................       29.17%         49.61%         52.27%         55.25%       62.11%

*Ratios to average net assets, excluding dividend expense on securities sold short:

Expenses ...................................................        1.17%          1.18%          1.14%          1.13%        1.15%

 Expenses net of waiver and payments by affiliate ..........        1.17%          1.18%          1.14%          1.13%        1.13%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial statements. | 17

MUTUAL BEACON FUND

                                                              --------------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
CLASS B                                                          2004           2003           2002           2001         2000
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................  $    14.06     $    11.07     $    12.80     $    13.18   $    13.69
                                                              --------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..................................         .15            .05            .11            .06           --

 Net realized and unrealized gains (losses) ................        1.71           3.06          (1.63)           .60         1.67
                                                              --------------------------------------------------------------------
Total from investment operations ...........................        1.86           3.11          (1.52)           .66         1.67
                                                              --------------------------------------------------------------------
Less distributions from:

 Net investment income .....................................        (.23)          (.12)          (.10)          (.10)        (.32)

 Net realized gains ........................................        (.15)            --           (.11)          (.94)       (1.86)
                                                              --------------------------------------------------------------------
Total distributions ........................................        (.38)          (.12)          (.21)         (1.04)       (2.18)
                                                              --------------------------------------------------------------------
Redemption fees ............................................          --(d)          --             --             --           --
                                                              --------------------------------------------------------------------
Net asset value, end of year ...............................  $    15.54     $    14.06     $    11.07     $    12.80   $    13.18
                                                              ====================================================================

Total return(b) ............................................       13.32%         28.22%        (11.96)%         5.12%       13.19%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................  $  186,840     $  155,572     $  100,405     $   64,512   $   18,376

Ratios to average net assets:*

 Expenses(c) ...............................................        1.83%          1.86%          1.80%          1.79%        1.83%

Expenses, net of waiver and payments by affiliate(c) .......        1.83%          1.86%          1.80%          1.79%        1.81%

 Net investment income .....................................         .99%           .48%           .88%           .44%         .58%

Portfolio turnover rate ....................................       29.17%         49.61%         52.27%         55.25%       62.11%

*Ratios to average net assets, excluding dividend expense

 on securities sold short:

 Expenses ..................................................        1.82%          1.83%          1.79%          1.78%        1.80%

 Expenses net of waiver and payments by affiliate ..........        1.82%          1.83%          1.79%          1.78%        1.78%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


18 | See notes to financial statements. | Annual Report

MUTUAL BEACON FUND

                                                              --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS C                                                          2004           2003           2002           2001         2000
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................  $    14.26     $    11.22     $    12.94     $    13.28   $    13.75
                                                              --------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..................................         .14            .06            .11            .07          .08

 Net realized and unrealized gains (losses) ................        1.74           3.09          (1.64)           .60         1.61
                                                              --------------------------------------------------------------------
Total from investment operations ...........................        1.88           3.15          (1.53)           .67         1.69
                                                              --------------------------------------------------------------------
Less distributions from:

 Net investment income .....................................        (.23)          (.11)          (.08)          (.07)        (.30)

 Net realized gains ........................................        (.14)            --           (.11)          (.94)       (1.86)
                                                              --------------------------------------------------------------------
Total distributions ........................................        (.37)          (.11)          (.19)         (1.01)       (2.16)
                                                              --------------------------------------------------------------------
Redemption fees ............................................          --(d)          --             --             --           --
                                                              --------------------------------------------------------------------
Net asset value, end of year ...............................  $    15.77     $    14.26     $    11.22     $    12.94   $    13.28
                                                              ====================================================================

Total return(b) ............................................       13.39%         28.24%        (11.99)%         5.06%       13.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................  $  658,813     $  579,825     $  443,683     $  482,080   $  419,481

Ratios to average net assets:*

 Expenses(c) ...............................................        1.83%          1.86%          1.79%          1.78%        1.82%

 Expenses, net of waiver and payments by affiliate(c) ......        1.83%          1.86%          1.79%          1.78%        1.80%

 Net investment income .....................................         .99%           .48%           .89%           .48%         .56%

Portfolio turnover rate ....................................       29.17%         49.61%         52.27%         55.25%       62.11%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ..................................................        1.82%          1.83%          1.78%          1.77%        1.79%

 Expenses net of waiver and payments by affiliate ..........        1.82%          1.83%          1.78%          1.77%        1.77%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial statements. | 19

MUTUAL BEACON FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARES/WARRANTS/
                                                                                       COUNTRY         CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS 76.0%
            AEROSPACE & DEFENSE .5%
            Northrop Grumman Corp. .............................................    United States            546,200   $ 29,691,432
                                                                                                                       ------------

            AIRLINES .5%
        (a) Ace Aviation Holdings Inc. .........................................       Canada                865,215     25,645,899
(a),(b),(f) Air Canada Inc., Contingent Distribution ...........................       Canada            288,242,292             --
                                                                                                                       ------------
                                                                                                                         25,645,899
                                                                                                                       ------------

            BEVERAGES 4.7%
            Brown-Forman Corp., A ..............................................    United States            308,260     15,647,277
            Brown-Forman Corp., B ..............................................    United States            362,618     17,652,244
            Carlsberg AS, A ....................................................       Denmark                74,900      3,442,956
            Carlsberg AS, B ....................................................       Denmark             1,772,503     89,560,361
            Coca-Cola Enterprises Inc. .........................................    United States            946,000     19,724,100
            Diageo PLC .........................................................   United Kingdom          4,764,700     67,952,169
            Heineken Holding NV, A .............................................     Netherlands           1,680,264     50,732,601
                                                                                                                       ------------
                                                                                                                        264,711,708
                                                                                                                       ------------

            CAPITAL MARKETS 2.2%
            Bear Stearns Cos. Inc. .............................................    United States            271,302     27,756,908
            Irish Life & Permanent PLC .........................................   Irish Republic          2,265,819     41,908,366
        (c) Leucadia National Corp. ............................................    United States            865,040     57,097,830
                                                                                                                       ------------
                                                                                                                        126,763,104
                                                                                                                       ------------
            CHEMICALS 1.1%
            Givaudan AG ........................................................     Switzerland              55,850     36,777,295
            Solvay SA ..........................................................       Belgium               243,964     26,815,779
                                                                                                                       ------------
                                                                                                                         63,593,074
                                                                                                                       ------------

            COMMERCIAL BANKS 2.9%
            Allied Irish Banks PLC .............................................   Irish Republic          2,193,118     45,474,194
            Bank of Ireland ....................................................   Irish Republic          2,675,749     44,182,973
            BNP Paribas SA .....................................................       France                245,000     17,720,377
        (a) Cerberus NCB Acquisition LP Ltd., wts., 8/29/13 ....................        Japan             11,820,937      5,910,469
            Danske Bank ........................................................       Denmark               996,500     30,492,211
(a),(c),(d) FE Capital Holdings Ltd. ...........................................        Japan                 13,981     18,594,719
            Kansai Urban Banking Corp. .........................................        Japan                851,803      1,580,185
    (a),(d) Nippon Investment LLC ..............................................        Japan             10,862,000             --
                                                                                                                       ------------
                                                                                                                        163,955,128
                                                                                                                       ------------

            COMMERCIAL SERVICES & SUPPLIES
        (a) Comdisco Holding Co., Inc. .........................................    United States                 75          1,674
        (b) Comdisco, Contingent Distribution ..................................    United States         54,914,113             --
    (a),(b) Safety Kleen Corp., Contingent Distribution ........................    United States            630,000             --
                                                                                                                       ------------
                                                                                                                              1,674
                                                                                                                       ------------

            COMPUTERS & PERIPHERALS
        (a) DecisionOne Corp. ..................................................    United States            278,121             --
                                                                                                                       ------------

            DIVERSIFIED FINANCIAL SERVICES 2.4%
            Brascan Corp., A ...................................................       Canada              2,889,000    103,939,926


20 | Annual Report

MUTUAL BEACON FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARES/WARRANTS/
                                                                                       COUNTRY         CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
            DIVERSIFIED FINANCIAL SERVICES (CONT.)
        (b) Marconi Corp., Contingent Distribution .............................   United Kingdom         42,651,300   $         --
            Pargesa Holdings SA ................................................     Switzerland               8,947     31,421,924
                                                                                                                       ------------
                                                                                                                        135,361,850
                                                                                                                       ------------

            DIVERSIFIED TELECOMMUNICATION SERVICES 1.8%
(a),(c),(e) AboveNet Inc. ......................................................    United States            439,477     10,531,363
(a),(b),(e) AboveNet Inc., Contingent Distribution .............................    United States         61,502,000             --
(a),(c),(e) AboveNet Inc., wts., 9/08/08 .......................................    United States             14,770         94,528
(a),(c),(e) AboveNet Inc., wts., 9/08/10 .......................................    United States             17,376         69,504
        (b) Global Crossing Holdings Ltd., Contingent Distribution .............    United States         60,632,757         75,791
        (a) MCI Inc ............................................................    United States            944,423     19,039,568
            Sprint Corp. .......................................................    United States            158,600      3,941,210
    (a),(b) Telewest Communications PLC, Contingent Distribution ...............   United Kingdom         66,741,863             --
        (a) Telewest Global Inc ................................................   United Kingdom          3,785,613     66,551,076
    (a),(b) Telewest Finance Ltd., Contingent Distribution .....................   United Kingdom          7,240,000             --
                                                                                                                       ------------
                                                                                                                        100,303,040
                                                                                                                       ------------

            ELECTRIC UTILITIES .6%
            E.ON AG ............................................................       Germany               380,580     34,694,898
                                                                                                                       ------------

            FOOD & STAPLES RETAILING .3%
        (a) Kroger Co. .........................................................    United States          1,103,040     19,347,322
                                                                                                                       ------------

            FOOD PRODUCTS 4.5%
            Cadbury Schweppes PLC ..............................................   United Kingdom          4,497,511     41,869,032
        (d) Farmer Brothers Co .................................................    United States          1,033,896     25,061,639
            Groupe Danone ......................................................       France                640,200     59,031,632
            Nestle SA ..........................................................     Switzerland             198,235     51,780,072
            Orkla ASA ..........................................................       Norway              2,289,200     75,118,238
                                                                                                                       ------------
                                                                                                                        252,860,613
                                                                                                                       ------------

            HEALTH CARE EQUIPMENT & SUPPLIES .9%
        (n) Guidant Corp. ......................................................    United States            176,500     12,725,650
            Hillenbrand Industries Inc .........................................    United States            655,900     36,428,686
                                                                                                                       ------------
                                                                                                                         49,154,336
                                                                                                                       ------------

            HEALTH CARE PROVIDERS & SERVICES 1.2%
        (a) Alderwoods Group Inc. ..............................................    United States            206,498      2,349,947
        (a) Beverly Enterprises Inc. ...........................................    United States          1,511,000     13,825,650
    (a),(e) Kindred Healthcare Inc. ............................................    United States          1,364,570     38,825,428
    (a),(e) Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 .................    United States                664          2,623
    (a),(e) Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ..................    United States                332          6,930
    (a),(e) Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 .................    United States              3,296         20,435
    (a),(e) Kindred Healthcare Inc., wts., Series A, 4/20/06 ...................    United States            121,432      3,608,473
    (a),(e) Kindred Healthcare Inc., wts., Series B, 4/20/06 ...................    United States            303,580      7,959,868
            Select Medical Corp. ...............................................    United States            178,600      3,143,360
                                                                                                                       ------------
                                                                                                                         69,742,714
                                                                                                                       ------------


                                                              Annual Report | 21

MUTUAL BEACON FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARES/WARRANTS/
                                                                                       COUNTRY         CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
            HOTELS RESTAURANTS & LEISURE .3%
        (a) Caesars Entertainment Inc. .........................................    United States            359,300   $  7,236,302
    (a),(d) FHC Delaware Inc ...................................................    United States            507,977      3,997,779
            Mandalay Resort Group ..............................................    United States             86,000      6,056,980
                                                                                                                       ------------
                                                                                                                         17,291,061
                                                                                                                       ------------

            INSURANCE 12.2%
        (a) Alleghany Corp. ....................................................    United States            159,830     45,591,507
        (a) Berkshire Hathaway Inc., A .........................................    United States                741     65,133,900
        (a) Berkshire Hathaway Inc., B .........................................    United States             33,690     98,913,840
            Hartford Financial Services Group Inc. .............................    United States            605,600     41,974,136
            Montpelier Re Holdings Ltd. ........................................       Bermuda               242,150      9,310,668
    (a),(c) Occum Acquisition Corp. ............................................    United States            511,600     51,160,000
            Old Republic International Corp ....................................    United States          2,225,245     56,298,699
    (a),(c) Olympus Re Holdings Ltd. ...........................................       Bermuda               106,700     18,264,906
            Prudential Financial Inc. ..........................................    United States            541,900     29,782,824
            St. Paul Travelers Cos. Inc. .......................................    United States            674,305     24,996,486
            White Mountains Insurance Group Inc. ...............................    United States            389,021    251,307,566
                                                                                                                       ------------
                                                                                                                        692,734,532
                                                                                                                       ------------

            LEISURE EQUIPMENT & PRODUCTS .3%
            Mattel Inc. ........................................................    United States            807,200     15,732,328
                                                                                                                       ------------

            MACHINERY
    (a),(c) Lancer Industries Inc., B ..........................................    United States                  1        287,261
                                                                                                                       ------------

            MEDIA 9.0%
            Clear Channel Communications Inc. ..................................    United States            934,000     31,279,660
        (a) Comcast Corp., A ...................................................    United States            188,500      6,190,340
            Dow Jones & Co. Inc ................................................    United States            191,200      8,233,072
            E.W. Scripps Co., A ................................................    United States          1,099,050     53,062,134
            EchoStar Communications Corp., A ...................................    United States            670,330     22,281,769
        (a) Fox Entertainment Group Inc., A ....................................    United States            193,410      6,045,997
            Hollinger International Inc ........................................    United States            985,458     13,906,783
        (a) Liberty Media Corp., A .............................................    United States          6,957,360     76,391,813
            Meredith Corp. .....................................................    United States            570,410     30,916,222
        (a) News Corp. Ltd., A .................................................    United States            739,200     13,793,472
        (a) NTL Inc ............................................................   United Kingdom          1,135,995     82,882,195
            NV Holdingsmig De Telegraaf ........................................     Netherlands             530,294     13,132,858
            Omnicom Group Inc. .................................................    United States            242,800     20,472,896
        (a) TVMAX Holdings Inc. ................................................    United States            133,855        133,855
            Viacom Inc., B .....................................................    United States            411,200     14,963,568
            Washington Post Co., B .............................................    United States            119,022    117,001,006
                                                                                                                       ------------
                                                                                                                        510,687,640
                                                                                                                       ------------

            METALS & MINING 10.0%
            Anglo American PLC .................................................   United Kingdom          1,737,547     41,089,061
            Anglo American PLC, ADR ............................................   United Kingdom              1,200         28,548
            Barrick Gold Corp. .................................................       Canada                689,000     16,687,580
        (a) Coeur D'Alene Mines Corp. ..........................................    United States          6,326,300     24,862,359
            Compania de Minas Buenaventura SA, ADR .............................        Peru                 380,700      8,718,030
            Consol Energy Inc. .................................................    United States          1,149,900     47,203,395


22 | Annual Report

MUTUAL BEACON FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARES/WARRANTS/
                                                                                       COUNTRY         CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
            METALS & MINING (CONT.)
        (a) Eldorado Gold Corp. ................................................       Canada              1,029,500   $  3,047,255
            Freeport McMoran Copper & Gold Inc., B .............................    United States          1,611,400     61,603,822
        (a) Glamis Gold Ltd. ...................................................       Canada                663,900     11,380,985
            Gold Fields Ltd. ...................................................    South Africa             331,307      4,064,578
            Impala Platinum Holdings Ltd. ......................................    South Africa             809,948     68,484,570
    (a),(c) International Steel Group ..........................................    United States          3,546,660    136,659,903
            Newmont Mining Corp. ...............................................    United States          2,376,400    105,535,924
            Noranda Inc ........................................................       Canada              1,145,400     20,112,664
    (a),(d) PMG, LLC ...........................................................    United States             48,890      3,226,751
        (a) Randgold & Exploration Co. Ltd., ADR ...............................    South Africa             172,500        303,600
        (a) Rio Narcea Gold Mines Ltd. .........................................       Canada              1,213,700      2,782,903
        (a) Wheaton River Minerals Ltd. ........................................       Canada              2,242,026      7,290,534
        (a) Wheaton River Minerals Ltd., wts., 5/30/07 .........................       Canada                930,257      1,830,496
                                                                                                                       ------------
                                                                                                                        564,912,958
                                                                                                                       ------------

            MULTI-UTILITIES & UNREGULATED POWER .5%
        (a) Northwestern Corp. .................................................    United States            384,837     10,775,436
    (a),(b) Northwestern Corp., Contingent Distribution ........................    United States         11,805,000        924,241
    (a),(f) NRG Energy Inc. ....................................................    United States            442,903     15,966,653
                                                                                                                       ------------
                                                                                                                         27,666,330
                                                                                                                       ------------

            OIL & GAS 2.2%
    (a),(d) Anchor Resources LLC ...............................................    United States             69,184             --
            BP PLC .............................................................   United Kingdom          2,690,300     26,232,723
            BP PLC, ADR ........................................................   United Kingdom             26,100      1,524,240
            Canadian Oil Sands Trust ...........................................       Canada                865,700     48,801,415
        (a) General Maritime Corp. .............................................    United States             16,800        671,160
            Total SA, B ........................................................       France                207,900     45,336,712
                                                                                                                       ------------
                                                                                                                        122,566,250
                                                                                                                       ------------

            PERSONAL PRODUCTS .3%
            Beiersdorf AG ......................................................       Germany               155,088     18,082,235
                                                                                                                       ------------

            PHARMACEUTICALS 1.7%
            Fujisawa Pharmaceutical Co. Ltd. ...................................        Japan                756,100     20,707,484
            Pfizer Inc. ........................................................    United States            481,500     12,947,535
        (a) Pfizer Inc., Mar. 25.00 Puts, 3/18/05 ..............................    United States              2,685        187,950
            Takeda Pharmaceutical Co. Ltd. .....................................        Japan                732,680     36,912,993
            Wyeth ..............................................................    United States            605,500     25,788,245
            Yamanouchi Pharmaceutical Co. Ltd. .................................        Japan                 47,500      1,850,469
                                                                                                                       ------------
                                                                                                                         98,394,676
                                                                                                                       ------------

            REAL ESTATE 3.0%
        (a) Alexander's Inc ....................................................    United States             38,800      8,342,000
        (a) Canary Wharf Group PLC .............................................   United Kingdom         10,069,634     57,211,633
            Homebanc Corp. .....................................................    United States          2,117,968     20,501,930
            iStar Financial Inc. ...............................................    United States            932,800     42,218,528
    (a),(c) Security Capital European Realty ...................................     Luxembourg               20,244        145,757
            St. Joe Co. ........................................................    United States            400,698     25,724,812
            Ventas Inc. ........................................................    United States            608,900     16,689,949
                                                                                                                       ------------
                                                                                                                        170,834,609
                                                                                                                       ------------


                                                              Annual Report | 23

MUTUAL BEACON FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARES/WARRANTS/
                                                                                       COUNTRY         CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
            ROAD & RAIL 1.8%
            CSX Corp. ..........................................................    United States            474,500  $  19,017,960
    (c),(d) Florida East Coast Industries Inc. .................................    United States          1,967,636     84,303,364
                                                                                                                      -------------
                                                                                                                        103,321,324
                                                                                                                      -------------

            SOFTWARE .9%
            Nintendo Co. Ltd. ..................................................        Japan                336,200     42,246,573
    (a),(n) Symantec Corp ......................................................    United States            167,600      4,317,376
    (a),(n) Veritas Software Corp. .............................................    United States            168,800      4,819,240
                                                                                                                      -------------
                                                                                                                         51,383,189
                                                                                                                      -------------

            THRIFTS & MORTGAGE FINANCE .7%
            Astoria Financial Corp .............................................    United States            346,145     13,835,416
            First Niagara Financial Group Inc. .................................    United States            535,650      7,472,317
            Hudson City Bancorp Inc. ...........................................    United States            471,830     17,372,781
                                                                                                                      -------------
                                                                                                                         38,680,514
                                                                                                                      -------------

            TOBACCO 9.5%
            Altadis SA .........................................................        Spain              3,686,149    168,570,837
            Altria Group Inc. ..................................................    United States          1,182,459     72,248,245
            British American Tobacco PLC .......................................   United Kingdom          6,316,228    108,810,600
            British American Tobacco PLC, ADR ..................................   United Kingdom             40,400      1,399,860
            Imperial Tobacco Group PLC .........................................   United Kingdom          3,009,443     82,430,711
            KT & G Corp. .......................................................     South Korea             204,000      6,099,111
            KT & G Corp., GDR, 144A ............................................     South Korea           1,579,000     23,211,300
            Reynolds American Inc. .............................................    United States            947,800     74,497,080
                                                                                                                      -------------
                                                                                                                        537,267,744
                                                                                                                      -------------

            WIRELESS TELECOMMUNICATION SERVICES
        (a) Vast Solutions Inc., B1 ............................................    United States             43,358             --
        (a) Vast Solutions Inc., B2 ............................................    United States             43,358             --
        (a) Vast Solutions Inc., B3 ............................................    United States             43,358             --
                                                                                                                      -------------
                                                                                                                                 --
                                                                                                                      -------------

            TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $2,594,931,357) .............................................                                      4,305,669,443
                                                                                                                      -------------

            PREFERRED STOCKS .8%
            DIVERSIFIED TELECOMMUNICATION SERVICES
            PTV Inc., 10.00%, A, pfd. ..........................................   United Kingdom            114,246        517,535
                                                                                                                      -------------

            ELECTRIC UTILITIES
        (a) Montana Power Co., 8.45%, pfd. .....................................    United States             58,900        485,925
                                                                                                                      -------------

            FOOD PRODUCTS .1%
            Unilever NV, pfd. ..................................................     Netherlands             606,458      4,123,045
                                                                                                                      -------------

            METALS & MINING .3%
(a),(d),(e) Esmark Inc., Series A, 10.00%, cvt. pfd. ...........................    United States             19,151     19,151,400
                                                                                                                      -------------

            REAL ESTATE .4%
            Istar Financial Inc., 7.80%, pfd. ..................................    United States            770,100     20,022,600
                                                                                                                      -------------
            TOTAL PREFERRED STOCKS (COST $43,163,186) ..........................                                         44,300,505
                                                                                                                      -------------


24 | Annual Report

MUTUAL BEACON FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                      COUNTRY         AMOUNT(g)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            CORPORATE BONDS & NOTES 1.6%
            Anchor Resources LLC, 12.00%, 12/17/06 .............................    United States   $     32,368       $     32,368
            Calpine Generating Co., 144A, FRN, 11.169%, 4/01/11 ................    United States     10,441,000         10,258,282
            Eurotunnel PLC,
              FRN, 6.347%, 12/31/18, Tier 2 ....................................   United Kingdom      7,592,095 GBP     10,492,357
              FRN, 6.347%, 12/31/25, Tier 3 ....................................   United Kingdom     28,404,485 GBP     22,898,929
              Participating Loan Note, 1.00%, 4/30/40 ..........................   United Kingdom        858,000 GBP        189,393
            Eurotunnel SA, FRN,
              3.449%, 12/31/18, Tier 2 (LIBOR) .................................       France          1,880,987 EUR      1,837,798
              3.449%, 12/31/25, Tier 3 (LIBOR) .................................       France         20,347,101 EUR     11,596,622
              3.453%, 12/31/18, Tier 2 (PIBOR) .................................       France            832,034 EUR        812,930
              3.453%, 12/31/25, Tier 3 (PIBOR) .................................       France          1,048,320 EUR        597,479
            Guadalupe Power Partners LP,
              Power Sale Agreement, 6.00%, 9/21/06 .............................    United States        203,900            179,432
              Term Loan, 4.313%, 9/21/06 .......................................    United States      1,506,803          1,325,986
            Motor Coach Industries International Inc., FRN,
              15.40%, 10/01/08 .................................................    United States     27,558,237         27,558,237
            Reliant Energy Channelview LP Inc.,
              Revolver, 5.50%, 8/15/07 .........................................    United States        342,900            291,465
              Term Loan A, 3.813%, 11/26/17 ....................................    United States      3,619,627          3,076,683
            TVMAX Holdings Inc., PIK,
              11.50%, 6/30/05 ..................................................    United States        152,342            152,342
              14.00%, 6/30/05 ..................................................    United States        561,804            561,804
                                                                                                                       ------------
            TOTAL CORPORATE BONDS & NOTES (COST $96,482,682) ...................                                         91,862,107
                                                                                                                       ------------

            BONDS & NOTES IN REORGANIZATION 2.7%
    (a),(h) Adelphia Communications Corp.,
              9.25%, 10/01/02 ..................................................    United States      3,244,000          3,122,350
              8.125%, 7/15/03 ..................................................    United States        825,000            779,625
              7.50%, 1/15/04 ...................................................    United States      2,160,000          2,008,800
              10.50%, 7/15/04 ..................................................    United States      3,375,000          3,341,250
              9.875%, 3/01/05 ..................................................    United States      1,304,000          1,255,100
              10.25%, 11/01/06 .................................................    United States      4,751,000          4,644,102
              9.875%, 3/01/07 ..................................................    United States        187,000            179,987
              8.375%, 2/01/08 ..................................................    United States      4,959,000          4,698,652
              7.75%, 1/15/09 ...................................................    United States      5,790,000          5,442,600
              7.875%, 5/01/09 ..................................................    United States      4,398,000          4,112,130
              9.375%, 11/15/09 .................................................    United States        959,000            951,807
              10.875%, 10/01/10 ................................................    United States      3,621,000          3,602,895
    (a),(h) Aiken Cnty S C Indl Rev Beloit, 6.00%, 12/01/11 ....................    United States        420,000              2,100
    (a),(h) Armstrong Holdings Inc.,
              6.50%, 8/15/05 ...................................................    United States      1,046,000            760,965
              9.75%, 4/15/08 ...................................................    United States      1,953,000          1,420,807
              Revolver, 10/29/03 ...............................................    United States      1,880,775          1,297,735
              Trade Claim ......................................................    United States      5,042,800          3,529,960
    (a),(h) Century Communications Corp.,
              9.50%, 3/01/05 ...................................................    United States      1,023,000          1,242,945
              8.875%, 1/15/07 ..................................................    United States      1,275,000          1,536,375
              8.75%, 10/01/07 ..................................................    United States      1,889,000          2,229,020
              8.375%, 12/15/07 .................................................    United States        500,000            597,500


                                                              Annual Report | 25

MUTUAL BEACON FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                      COUNTRY         AMOUNT(g)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            BONDS & NOTES IN REORGANIZATION (CONT.)
    (a),(h) Century Communications Corp., (cont.)
              Series B, zero cpn., 1/15/08 .....................................    United States   $  3,405,000       $  2,400,525
              zero cpn., 3/15/03 ...............................................    United States      7,710,000          8,211,150
        (h) DecisionOne Corp., Term Loan .......................................    United States      8,374,702          2,093,676
    (a),(h) Harnischfeger Industries Inc.,
              8.90%, 3/01/22 ...................................................    United States      3,775,000             35,108
              8.70%, 6/15/22 ...................................................    United States      3,460,000             32,870
              7.25%, 12/15/25 ..................................................    United States      5,165,000             48,551
              6.875%, 2/15/27 ..................................................    United States      4,430,000             40,756
              Stipulated Bank Claim ............................................    United States      5,708,150             51,944
    (a),(h) Mirant Americas Generation Inc.,
              7.625%, 5/01/06 ..................................................    United States        863,000            932,040
              8.30%, 5/01/11 ...................................................    United States      4,134,000          4,392,375
              9.125%, 5/01/31 ..................................................    United States      3,137,000          3,286,008
    (a),(h) Mirant Corp.,
              Tranche C Revolver ...............................................    United States      7,016,181          4,841,165
              4 Year Revolver, 7/17/05 .........................................    United States      4,474,363          3,378,144
              364 Day Revolver .................................................    United States     11,868,000          8,248,260
    (a),(h) Owens Corning, Revolver ............................................    United States     31,524,863         28,057,128
    (a),(h) Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 ............    United States        225,000              1,125
    (a),(h) Safety Kleen Services, 9.25%, 6/01/08 ..............................    United States         50,000                188
    (a),(h) Teco Panda,
              Bank Claim .......................................................    United States      1,804,200          1,082,520
              Bank Claim #2 ....................................................    United States     14,519,100          9,147,033
              Bank Claim #3 ....................................................    United States         82,705             82,705
              Debt Service Reserve L/C Loan ....................................    United States        488,400            307,692
              Project L/C Loan Facility ........................................    United States      1,995,490          1,257,159
        (h) Trump Atlantic,
              11.25%, 5/01/06 ..................................................    United States     20,273,000         19,436,739
              Series B, 11.25%, 5/01/06 ........................................    United States      5,945,000          5,699,769
              Series B, 144A, 11.25%, 5/01/06 ..................................    United States        369,000            353,779
                                                                                                                       ------------
            TOTAL BONDS & NOTES IN REORGANIZATION (COST $129,375,220) ..........                                        150,175,114
                                                                                                                       ------------

                                                                                                   ----------------
                                                                                                   SHARES/PRINCIPAL
                                                                                                      AMOUNT(G)
                                                                                                   ----------------
            COMPANIES IN LIQUIDATION
        (a) Brunos Inc., Liquidating Unit ......................................   United States          62,735            138,017
        (a) City Investing Co. Liquidating Trust ...............................   United States         423,187            816,751
        (a) Eli Jacobs, bank claim .............................................   United States      25,305,910            136,652
        (a) MBOP Liquidating Trust .............................................   United States         205,135                513
        (a) United Cos. Financial Corp.,
              Bank Claim .......................................................   United States         112,077                 --
              Revolver .........................................................   United States      28,431,827                 --
                                                                                                                       ------------
            TOTAL COMPANIES IN LIQUIDATION (COST $145,071) .....................                                          1,091,933
                                                                                                                       ------------


26 | Annual Report

MUTUAL BEACON FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL
                                                                                      COUNTRY         AMOUNT(g)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            GOVERNMENT AGENCIES 19.2%
        (i) Federal Home Loan Bank, 1.000% - 2.846%, 1/03/05 - 11/17/05 ........    United States   $1,021,478,000   $1,014,853,209
            Federal Home Loan Mortgage Corp., 2.50%, 5/19/06 ...................    United States       10,000,000        9,919,330
            Federal National Mortgage Association, 1.44% - 2.20%,
              6/01/05 - 12/29/06 ...............................................    United States       43,375,000       42,788,451
            U.S. Treasury Bills, 1.895% - 2.527%, 2/24/05 - 6/30/05 ............    United States       22,000,000       21,825,118
                                                                                                                     --------------
            TOTAL GOVERNMENT AGENCIES (COST $1,091,882,612) ....................                                      1,089,386,108
                                                                                                                     --------------

            TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
              (COST $3,955,980,128) ............................................                                      5,682,485,210
                                                                                                                     --------------

            REPURCHASE AGREEMENTS
    (j),(k) Bank of America LLC, 2.32%, 1/03/05 (Maturity Value $6,001)
              Collateralized by U.S. Gov't Agency Securities,
              3.929-6.50%, 11/1/17-12/1/34 .....................................    United States            6,000            6,000
    (j),(k) Barclays Capital Inc., 2.25%, 1/03/05 (Maturity Value $10,003)
              Collateralized by U.S. Gov't Agency Securities,
              0.00-7.00%, 3/21/05-8/15/19 ......................................    United States           10,001           10,001
    (j),(k) Bear Stearns & Co. 2.25%, 1/03/05 (Maturity Value $10,003)
              Collateralized by U.S. Gov't Agency Securities,
              0.00-8.625%, 1/11/05-3/18/33 .....................................    United States           10,001           10,001
    (j),(k) Deutche Bank Securities Inc., 2.25%, 1/03/05
              (Maturity Value $10,003) Collateralized by U.S. Gov't Agency
              Securities, 0.00-4.45%, 8/19/05-8/27/10 ..........................    United States           10,001           10,001
    (j),(k) JP Morgan Securities, 2.19%, 1/03/05 (Maturity Value $10,003)
              Collateralized by U.S. Gov't Agency Securities,
              2.00-7.125%, 1/15/06-7/15/32 .....................................    United States           10,001           10,001
    (j),(k) Morgan Stanley & Co. Inc., 2.30%, 1/03/05
              (Maturity Value $10,003) Collateralized by U.S. Gov't Agency
              Securities, 4.00-8.00%, 7/1/08-1/1/35 ............................    United States           10,001           10,001
                                                                                                                     --------------
            TOTAL REPURCHASE AGREEMENTS (COST $56,005) .........................                                             56,005
                                                                                                                     --------------
            TOTAL INVESTMENTS (COST $3,956,036,133) 100.3% .....................                                      5,682,541,215
            OPTIONS WRITTEN ....................................................                                           (107,904)
            SECURITIES SOLD SHORT (.8)% ........................................                                        (44,521,228)
            NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (1.0)% ...........                                        (55,442,584)
            OTHER ASSETS, LESS LIABILITIES 1.5% ................................                                         84,706,211
                                                                                                                     --------------
            NET ASSETS 100.0% ..................................................                                     $5,667,175,710
                                                                                                                     ==============


                                                              Annual Report | 27

MUTUAL BEACON FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      COUNTRY          CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            OPTIONS WRITTEN
            ISSUER
            HEALTH CARE EQUIPMENT & SUPPLIES
        (l) Guidant Corp., Jan. 70.00 Calls, 01/21/05 ..........................    United States              181   $       42,535
                                                                                                                     --------------
            SOFTWARE
        (l) Symantec Corp., Jan. 25.00 Calls, 1/21/05 ..........................    United States              254           38,100
        (l) Symantec Corp., Jan. 27.50 Calls, 1/21/05 ..........................    United States              169            6,929
        (l) Veritas Software Corp., Jan. 30.00 Calls, 1/21/05 ..................    United States              339           20,340
                                                                                                                     --------------
                                                                                                                             65,369
                                                                                                                     --------------
            TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $113,289) .................                                     $      107,904
                                                                                                                     --------------

                                                                                                    --------------
                                                                                                        SHARES
                                                                                                    --------------
            SECURITIES SOLD SHORT .8%
            ISSUER
            COMMUNICATIONS EQUIPMENT
        (m) Tellabs Inc ........................................................   United States            78,092          670,810
                                                                                                                     --------------

            DIVERSIFIED FINANCIAL SERVICES .1%
        (m) Nasdaq 100 .........................................................   United States           179,200        7,153,664
                                                                                                                     --------------

            FOOD PRODUCTS .5%
        (m) Kraft Foods Inc., A ................................................   United States           776,718       27,658,928
                                                                                                                     --------------

            HOTELS RESTAURANTS & LEISURE .1%
        (m) Harrah's Entertainment Inc. ........................................   United States            77,630        5,192,671
                                                                                                                     --------------

            PHARMACEUTICALS .1%
        (m) Johnson & Johnson ..................................................   United States            60,630        3,845,155
                                                                                                                     --------------
            TOTAL SECURITIES SOLD SHORT (PROCEEDS $41,532,212) .................                                     $   44,521,228
                                                                                                                     --------------

CURRENCY ABBREVIATIONS: | EUR - Euro | GBP - British Pound


(a)   Non-income producing.

(b) Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c)   See Note 10 regarding restricted securities.

(d)   See Note 11 regarding holdings of 5% voting securities.

(e)   See Note 12 regarding other considerations.

(f)   Security on loan. See Note 1(i).

(g)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(h)   Defaulted securities. See Note 9.

(i) See Note 1(h) regarding securities segregated with broker for securities sold short.

(j) Investments from cash collateral received for loaned securities. See Note 1(i).

(k)   See Note 1(c) regarding repurchase agreements.

(l)   See Note 1(g) regarding written options.

(m)   See Note 1(h) regarding securities sold short.

(n)   A portion of the security held in connection with open option contracts.


28 | See notes to financial statements. | Annual Report

MUTUAL BEACON FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .................................................    $ 3,852,682,878
  Cost - Non-controlled affiliated issuers (Note 11) ..........................         99,874,939
  Cost - Controlled affiliates (Note 11) ......................................          3,422,311
  Cost - Repurchase agreements ................................................             56,005
                                                                                   ---------------
  Total cost of investments ...................................................      3,956,036,133
                                                                                   ===============
  Value - Unaffiliated issuers (includes securities segregated with broker for
   securities sold short in the amount of $24,555,375) ........................      5,528,149,558
  Value - Non-controlled affiliated issuers (Note 11) .........................        151,108,901
  Value - Controlled affiliates (Note 11) .....................................          3,226,751
  Value - Repurchase agreements ...............................................             56,005
                                                                                   ---------------
  Total value of investments ..................................................      5,682,541,215
 Cash .........................................................................         12,414,391
 Foreign currency, at value (cost $10,340,096) ................................         12,148,712
 Receivables:
  Investment securities sold ..................................................         25,531,371
  Capital shares sold .........................................................          3,362,102
  Dividends and interest ......................................................         12,968,049
 Unrealized gain on forward exchange contracts (Note 8) .......................          1,681,028
 Due from broker - synthetic equity swaps .....................................          1,048,568
 Cash on deposit with brokers for securities sold short .......................         44,952,783
                                                                                   ---------------
       Total assets ...........................................................      5,796,648,219
                                                                                   ---------------
Liabilities:
 Payables:
  Investment securities purchased .............................................          9,220,270
  Capital shares redeemed .....................................................         13,138,636
  Affiliates ..................................................................          5,013,796
 Options written, at value (premiums received $113,289) .......................            107,904
 Securities sold short, at value (proceeds $41,532,212) .......................         44,521,228
 Payable upon return of securities loaned .....................................             56,005
 Unrealized loss on forward exchange contracts (Note 8) .......................         57,123,612
 Other liabilities ............................................................            291,058
                                                                                   ---------------
       Total liabilities ......................................................        129,472,509
                                                                                   ---------------
         Net assets, at value .................................................    $ 5,667,175,710
                                                                                   ===============
Net assets consist of:
 Distributions in excess of net investment income .............................    $   (12,838,004)
 Net unrealized appreciation (depreciation) ...................................      1,670,432,172
 Accumulated net realized gain (loss) .........................................         80,135,742
 Capital shares ...............................................................      3,929,445,800
                                                                                   ---------------
         Net assets, at value .................................................    $ 5,667,175,710
                                                                                   ===============


                         Annual Report | See notes to financial statements. | 29

MUTUAL BEACON FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2004

CLASS Z:
 Net assets, at value .........................................................    $ 3,359,388,929
                                                                                   ===============
 Shares outstanding ...........................................................        210,815,754
                                                                                   ===============
 Net asset value and maximum offering price per share(a) ......................    $         15.94
                                                                                   ===============
CLASS A:
 Net assets, at value .........................................................    $ 1,462,133,389
                                                                                   ===============
 Shares outstanding ...........................................................         92,128,035
                                                                                   ===============
 Net asset value per share(a) .................................................    $         15.87
                                                                                   ===============
 Maximum offering price per share (net asset value per share / 94.25%).........    $         16.84
                                                                                   ===============
CLASS B:
 Net assets, at value .........................................................    $   186,840,161
                                                                                   ===============
 Shares outstanding ...........................................................         12,021,141
                                                                                   ===============
 Net asset value and maximum offering price per share(a) ......................    $         15.54
                                                                                   ===============
CLASS C:
 Net assets, at value .........................................................    $   658,813,231
                                                                                   ===============
 Shares outstanding ...........................................................         41,784,988
                                                                                   ===============
 Net asset value and maximum offering price per share(a) ......................    $         15.77
                                                                                   ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


30 | See notes to financial statements. | Annual Report

MUTUAL BEACON FUND

STATEMENT OF OPERATIONS
for the year ended December 31, 2004

Investment income:
 Dividends: (net of foreign taxes of $6,173,377)
  Unaffiliated issuers ........................................................    $    95,732,358
  Non-controlled affiliated issuers (Note 11) .................................            571,280
 Interest .....................................................................         52,867,755
                                                                                   ---------------
      Total investment income .................................................        149,171,393
                                                                                   ---------------
Expenses:
 Management fees (Note 3) .....................................................         31,706,865
 Administrative fees (Note 3) .................................................          4,079,418
 Distribution fees (Note 3)
  Class A .....................................................................          4,758,171
  Class B .....................................................................          1,676,046
  Class C .....................................................................          6,042,018
 Transfer agent fees (Note 3) .................................................          5,764,200
 Custodian fees (Note 4) ......................................................            443,700
 Reports to shareholders ......................................................            216,500
 Registration and filing fees .................................................            176,763
 Professional fees ............................................................            427,485
 Directors' fees and expenses .................................................            139,900
 Dividends on securities sold short ...........................................            728,423
 Other ........................................................................            221,237
                                                                                   ---------------
      Total expenses ..........................................................         56,380,726
      Expense reductions (Note 4) .............................................            (25,392)
                                                                                   ---------------
        Net expenses ..........................................................         56,355,334
                                                                                   ---------------
          Net investment income ...............................................         92,816,059
                                                                                   ---------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from :
  Investments:
   Unaffiliated issuers .......................................................        336,310,054
   Non-controlled affiliated issuers (Note 11) ................................          1,037,765
  Written options .............................................................            854,334
  Foreign currency transactions ...............................................       (103,206,358)
  Securities sold short .......................................................         (2,365,541)
                                                                                   ---------------
      Net realized gain (loss) ................................................        232,630,254
 Net change in unrealized appreciation (depreciation) on:
  Investments .................................................................        375,655,289
  Translation of assets and liabilities denominated in foreign currencies .....         11,661,121
                                                                                   ---------------
      Net change in unrealized appreciation (depreciation) ....................        387,316,410
                                                                                   ---------------
 Net realized and unrealized gain (loss) ......................................        619,946,664
                                                                                   ---------------
 Net increase (decrease) in net assets resulting from operations ..............    $   712,762,723
                                                                                   ===============


                         Annual Report | See notes to financial statements. | 31

MUTUAL BEACON FUND

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2004 and 2003

                                                                                                  ---------------------------------
                                                                                                       2004               2003
                                                                                                  ---------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ....................................................................   $    92,816,059   $    55,284,747
     Net realized gain (loss) from investments, written options, foreign currency transactions,
        and securities sold short .............................................................       232,630,254        22,660,560
     Net change in unrealized appreciation (depreciation) on investments and
       translation of assets and liabilities denominated in foreign currencies ................       387,316,410     1,087,534,740
                                                                                                  ---------------------------------
          Net increase (decrease) in net assets resulting from operations .....................       712,762,723     1,165,480,047
   Distributions to shareholders from:
     Net investment income:
        Class Z ...............................................................................       (77,913,804)      (50,293,581)
        Class A ...............................................................................       (29,186,869)      (16,775,978)
        Class B ...............................................................................        (2,726,902)       (1,221,776)
        Class C ...............................................................................        (9,336,828)       (4,420,080)
     Net realized gains:
        Class Z ...............................................................................       (30,107,862)               --
        Class A ...............................................................................       (13,165,077)               --
        Class B ...............................................................................        (1,717,371)               --
        Class C ...............................................................................        (5,979,789)               --
                                                                                                  ---------------------------------
   Total distributions to shareholders ........................................................      (170,134,502)      (72,711,415)
   Capital share transactions: (Note 2)
        Class Z ...............................................................................       (76,914,860)     (133,826,403)
        Class A ...............................................................................        21,294,207       115,460,107
        Class B ...............................................................................        13,963,459        24,317,663
        Class C ...............................................................................        16,973,359        15,436,107
                                                                                                  ---------------------------------
   Total capital share transactions ...........................................................       (24,683,835)       21,387,474
   Redemption fees ............................................................................             2,731                --
                                                                                                  ---------------------------------
          Net increase (decrease) in net assets ...............................................       517,947,117     1,114,156,106
Net assets
   Beginning of year ..........................................................................     5,149,228,593     4,035,072,487
                                                                                                  ---------------------------------
   End of year ................................................................................   $ 5,667,175,710   $ 5,149,228,593
                                                                                                  =================================
Distributions in excess of net investment income/undistributed net investment income included in net assets:
   End of year ................................................................................   $   (12,838,004)  $     8,284,651
                                                                                                  =================================


32 | See notes to financial statements. | Annual Report

MUTUAL BEACON FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Beacon Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), consisting of 6 separate series. The Company is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the Series are presented separately. The Fund seeks capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities in the U.S. and other countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System, are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Repurchase agreements are valued at cost.

Corporate debt securities and U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.


                                                              Annual Report | 33

MUTUAL BEACON FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2004, all repurchase agreements held by the Fund had been entered into on that date.


34 | Annual Report

MUTUAL BEACON FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and any equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                                                              Annual Report | 35

MUTUAL BEACON FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

I. SECURITIES LENDING

The Fund loans securities to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund received interest income of $47,170 from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.


36 | Annual Report

MUTUAL BEACON FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.


                                                              Annual Report | 37

MUTUAL BEACON FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

N. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Effective March 1, 2005, Class B shares will no longer be offered except to existing Class B shareholders through reinvested distributions or exchanges into other Franklin Templeton funds' Class B shares, as permitted by the applicable fund prospectus. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were 1.55 billion shares authorized ($0.001 par value) of which 750 million, 300 million, 200 million, and 300 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                        --------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                    2004                              2003
                                        --------------------------------------------------------------
                                          SHARES          AMOUNT            SHARES          AMOUNT
                                        --------------------------------------------------------------
CLASS Z SHARES:
   Shares sold ....................       9,311,423    $ 138,383,364       10,838,451    $ 134,762,381
   Shares issued in reinvestment of
     distributions ................       6,402,049       98,844,650        3,412,886       45,700,241
   Shares redeemed ................     (21,085,193)    (314,142,874)     (25,512,048)    (314,289,025)
                                        --------------------------------------------------------------
   Net increase (decrease) ........      (5,371,721)   $ (76,914,860)     (11,260,711)   $(133,826,403)
                                        ==============================================================
CLASS A SHARES:
   Shares sold ....................      17,626,495    $ 260,036,176       22,121,507    $ 273,306,831
   Shares issued in reinvestment of
     distributions ................       2,612,744       40,150,928        1,202,510       15,931,792
   Shares redeemed ................     (18,863,471)    (278,892,897)     (14,091,787)    (173,778,516)
                                        --------------------------------------------------------------
   Net increase (decrease) ........       1,375,768    $  21,294,207        9,232,230    $ 115,460,107
                                        ==============================================================
CLASS B SHARES:
   Shares sold ....................       1,843,917    $  26,599,867        2,993,364    $  35,998,720
   Shares issued in reinvestment of
     distributions ................         273,719        4,112,587           90,069        1,135,983
   Shares redeemed ................      (1,158,155)     (16,748,995)      (1,089,762)     (12,817,040)
                                        --------------------------------------------------------------
   Net increase (decrease) ........         959,481    $  13,963,459        1,993,671    $  24,317,663
                                        ==============================================================


38 | Annual Report

MUTUAL BEACON FUND

2. CAPITAL STOCK (CONTINUED)

                                        --------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                                   2004                              2003
                                        --------------------------------------------------------------
                                          SHARES          AMOUNT            SHARES          AMOUNT
                                        --------------------------------------------------------------
CLASS C SHARES:
   Shares sold ....................       6,114,281    $  89,688,362        6,809,888    $  83,970,999
   Shares issued in reinvestment of
     distributions ................         908,460       13,841,462          316,168        4,009,329
   Shares redeemed ................      (5,908,416)     (86,556,465)      (6,010,932)     (72,544,221)
                                        --------------------------------------------------------------
   Net increase (decrease) ........       1,114,325    $  16,973,359        1,115,124    $  15,436,107
                                        ==============================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers and/or directors of the following entities:

-------------------------------------------------------------------------------------
ENTITY                                                         AFFILIATION
-------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

Effective July 1, 2004, the Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

----------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
----------------------------------------------------------------------
      0.600%          First $5 billion
      0.570%          Over $5 billion, up to and including $7 billion
      0.550%          Over $7 billion, up to and including $10 billion
      0.540%          Over $10 billion

Prior to July 1, 2004, the Fund paid fees of 0.60% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------
      0.150%          First $200 million
      0.135%          Over $200 million, up to and including $700 million
      0.100%          Over $700 million, up to and including $1.2 billion
      0.075%          Over $1.2 billion


                                                              Annual Report | 39

MUTUAL BEACON FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received..............................      $ 425,013
Contingent deferred sales charges retained..............      $ 311,416

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $5,764,200, of which $3,823,542, was paid to Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and certain dividends on securities sold short.


40 | Annual Report

MUTUAL BEACON FUND

5. INCOME TAXES (CONTINUED)

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..................................  $ 3,980,847,410
                                                        ===============
Unrealized appreciation ..............................  $ 1,762,750,280
Unrealized depreciation ..............................      (61,056,475)
                                                        ---------------
Net unrealized appreciation (depreciation) ...........  $ 1,701,693,805
                                                        ===============

Undistributed ordinary income ........................  $     6,959,551
Undistributed long term capital gains ................       44,453,846
                                                        ---------------
Distributable earnings ...............................  $    51,413,397
                                                        ===============

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

                                            ---------------------------
                                                2004           2003
                                            ---------------------------
Distributions paid from:
 Ordinary income .........................  $ 119,164,403  $ 72,711,415
 Long term capital gain ..................     50,970,099            --
                                            ---------------------------
                                            $ 170,134,502  $ 72,711,415
                                            ---------------------------

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the year ended December 31, 2004 aggregated $1,320,896,467 and $1,566,051,985, respectively.

Transactions in options written during the year ended December 31, 2004 were as follows:

                                            ---------------------------
                                               NUMBER OF       PREMIUMS
                                               CONTRACTS       RECEIVED
                                            ---------------------------
Options outstanding at
 December 31, 2003 .......................     1,349,370   $    337,343
Options written ..........................        18,663      1,562,296
Options expired ..........................       (10,116)      (646,019)
Options exercised ........................    (1,354,528)      (695,439)
Options closed ...........................        (2,446)      (444,892)
                                            ---------------------------
Options outstanding at
 December 31, 2004 .......................           943   $    113,289
                                            ===========================


                                                              Annual Report | 41

MUTUAL BEACON FUND

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2004, the Fund had the following synthetic equity swaps outstanding:

---------------------------------------------------------------------------------------------------------
                                                               NUMBER OF                       UNREALIZED
CONTRACTS TO BUY                                               CONTRACTS       VALUE           GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
Christian Dior SA (47.22 - 55.43 EUR) ................             82,441    $ 5,599,213       $   50,834
                                                                                               ----------
Total contracts to buy ...............................                                         $   50,834
                                                                                               ----------

---------------------------------------------------------------------------------------------------------
                                                               NUMBER OF                       UNREALIZED
CONTRACTS TO SELL                                              CONTRACTS       VALUE           GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton (54.65 - 61.76 EUR) .             79,946    $ 6,113,224       $  331,038
                                                                                               ----------
Total contracts to sell ................................................................          331,038
                                                                                               ----------
Net unrealized gain (loss) .............................................................       $  381,872
                                                                                               ==========

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

---------------------------------------------------------------------------------------------------------
                                                                  IN         SETTLEMENT        UNREALIZED
 CONTRACTS TO BUY                                            EXCHANGE FOR       DATE           GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
       30,272,722  Canadian Dollars ..................  U.S. $  25,100,000      4/21/05   U.S. $  138,555
                                                             -------------                     ----------

---------------------------------------------------------------------------------------------------------
                                                                  IN         SETTLEMENT        UNREALIZED
CONTRACTS TO SELL                                            EXCHANGE FOR       DATE           GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
        1,900,000  British Pounds ....................  U.S. $   3,649,387      2/10/05   U.S. $   12,599
        1,700,000  Euro ..............................           2,314,720      2/23/05             6,675
       33,775,000  British Pounds ....................          64,850,929      3/21/05           341,064
       67,400,000  British Pounds ....................         129,410,012      6/08/05         1,180,737
      673,725,000  Korean Won ........................             650,000      6/17/05             1,398
                                                             -------------                     ----------
                                                        U.S. $ 200,875,048                      1,542,473
                                                             =============                     ----------
         Unrealized gain on forward exchange contracts ................................   U.S. $1,681,028
                                                                                               ==========


42 | Annual Report

MUTUAL BEACON FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

-----------------------------------------------------------------------------------------------------------
                                                                  IN         SETTLEMENT         UNREALIZED
 CONTRACTS TO BUY                                            EXCHANGE FOR       DATE           GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
       22,000,000  South African Rand ................  U.S. $   3,891,285      1/26/05   U.S. $    (23,028)
       14,860,938  Canadian Dollars ..................          12,500,000      4/21/05            (110,344)
                                                             -------------                     ------------
                                                        U.S. $  16,391,285                U.S. $   (133,372)
                                                             =============                     ============

-----------------------------------------------------------------------------------------------------------
                                                                  IN         SETTLEMENT         UNREALIZED
CONTRACTS TO SELL                                            EXCHANGE FOR       DATE           GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
      123,686,730  Canadian Dollars ..................  U.S. $  94,111,155      1/21/05   U.S. $ (9,003,140)
      393,136,701  South African Rand ................          62,086,884      1/26/05          (7,038,281)
       51,850,000  British Pounds ....................          95,742,590      2/10/05          (3,503,447)
       13,300,000  Euro ..............................          16,582,839      2/23/05          (1,474,221)
      635,303,036  Danish Krona ......................         103,835,559      3/17/05         (12,135,367)
    7,934,564,068  Japanese Yen ......................          72,569,145      3/28/05          (5,376,246)
       54,156,980  Canadian Dollars ..................          41,246,383      4/21/05          (3,904,626)
       41,122,677  Euro ..............................          51,910,292      4/25/05          (3,978,477)
       17,300,000  Euro ..............................          21,412,553      5/23/05          (2,112,859)
       15,900,000  Euro ..............................          21,179,436      6/13/05            (451,451)
   17,543,384,965  Korean Won ........................          16,725,000      6/17/05            (201,580)
       27,000,000  Euro ..............................          34,095,600      7/25/05          (2,670,063)
       12,500,000  Euro ..............................          15,452,812      8/23/05          (1,579,687)
       16,700,000  Euro ..............................          20,340,600      9/13/05          (2,425,822)
                                                             -------------                     ------------
                                                        U.S. $ 667,290,848                      (55,855,267)
                                                             =============                     ------------
Net unrealized loss on offsetting forward exchange contracts ..........................          (1,134,973)
                                                                                               ------------
   Unrealized loss on forward exchange contracts ......................................         (57,123,612)
                                                                                               ------------
      Net unrealized loss on forward exchange contracts ...............................   U.S. $(55,442,584)
                                                                                               ============


                                                              Annual Report | 43

MUTUAL BEACON FUND

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2004, the value of these securities was $150,175,114, representing 2.65% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

At December 31, 2004, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

-----------------------------------------------------------------------------------------------------
     SHARES/                                                 ACQUISITION
    WARRANTS          ISSUER                                    DATE          COST          VALUE
-----------------------------------------------------------------------------------------------------
          439,477  AboveNet Inc ...........................     10/01/03   $20,497,153   $ 10,531,363
           14,770  AboveNet Inc., wts., 9/08/08 ...........     10/02/03     3,420,472         94,528
           17,376  AboveNet Inc., wts., 9/08/10 ...........     10/02/03     1,972,095         69,504
           13,981  FE Capital Holdings Ltd ................      8/29/03    13,985,422     18,594,719
        1,967,636  Florida East Coast Industries Inc ......      7/15/04    46,735,956     84,303,364
        3,546,660  International Steel Group ..............      4/25/03    17,173,750    136,659,903
                1  Lancer Industries Inc., B ..............      8/11/89            --        287,261
          865,040  Leucadia National Corp .................     12/20/02    30,492,660     57,097,830
          511,600  Occum Acquisition Corp .................      7/27/04    51,160,000     51,160,000
          106,700  Olympus Re Holdings Ltd ................     12/19/01    10,670,000     18,264,906
           20,244  Security Capital European Realty .......     11/08/99     1,108,993        145,757
                                                                                         ------------
TOTAL RESTRICTED SECURITIES (6.66% OF NET ASSETS) ....................................   $377,209,135
                                                                                         ============


44 | Annual Report

MUTUAL BEACON FUND

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at December 31, 2004 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                  NUMBER OF
                                 SHARES HELD                            NUMBER OF
                                 AT BEGINNING    GROSS      GROSS      SHARES HELD        VALUE         INVESTMENT  REALIZED CAPITAL
NAME OF ISSUER                     OF YEAR     ADDITIONS  REDUCTIONS  AT END OF YEAR  AT END OF YEAR      INCOME      GAINS/(LOSS)
------------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES(a)
PMG, LLC ......................          --       48,890          --          48,890  $    3,226,751    $       --  $             --
                                                                                      ----------------------------------------------
NON-CONTROLLED AFFILIATES
Anchor Resources LLC ..........          --       69,184          --          69,184  $           --    $       --  $             --
Esmark Inc., Series A,
10.00%, cvt. pfd ..............          --       19,151          --          19,151      19,151,400            --                --
Farmer Brothers Co. ...........      92,236      941,660          --       1,033,896      25,061,639       374,516                --
FE Capital Holdings Ltd. ......      13,807          174          --          13,981      18,594,719            --                --
FHC Delaware Inc. .............     507,977           --          --         507,977       3,997,779            --                --
Florida East Coast Industries
Inc ...........................          --    1,967,636          --       1,967,636      84,303,364       196,764                --
Kindred Healthcare Inc ........     682,285      682,285          --       1,364,570              --(b)         --                --
Kindred Healthcare Inc Strike
23.75 Expires 7/11/11 Calls ...       1,106        2,190          --           3,296              --(b)         --                --
Kindred Healthcare Inc Strike
26.00 Expires 1/01/12 Calls ...         166          498          --             664              --(b)         --                --
Kindred Healthcare Inc wts,
Series A, 4/20/06 .............     121,432           --          --         121,432              --(b)         --                --
Kindred Healthcare Inc wts,
Series B, 4/20/07 .............     303,580           --          --         303,580              --(b)         --                --
Nippon Investment LLC .........  10,862,000           --          --      10,862,000              --            --                --
Southwest Royalties Inc. ......      69,184           --     (69,184)             --              --(b)         --         1,037,765
                                                                                      ----------------------------------------------
TOTAL NON-CONTROLLED AFFILIATES ...................................................   $  151,108,901    $  571,280  $      1,037,765
                                                                                      ----------------------------------------------
TOTAL AFFILIATED SECURITIES (2.72% OF NET ASSETS) .................................   $  154,335,652    $  571,280  $      1,037,765
                                                                                      ==============================================

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

(b)   As of December 31, 2004, no longer an affiliate.

12. OTHER CONSIDERATIONS

Franklin Mutual, as the Fund's Manager, may serve as a member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At December 31, 2004, the Manager serves in one or more of these capacities for Kindred Healthcare, AboveNet Inc. and Esmark Inc. As a result of this involvement, the Manager may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


                                                              Annual Report | 45

MUTUAL BEACON FUND

13. REGULATORY MATTERS

INVESTIGATIONS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.


46 | Annual Report

MUTUAL BEACON FUND

13. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.


                                                              Annual Report | 47

MUTUAL BEACON FUND

13. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS

The Fund, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


48 | Annual Report

MUTUAL BEACON FUND

REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF MUTUAL BEACON FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Mutual Beacon Fund (one of the portfolios constituting the Franklin Mutual Series Fund Inc.) (the Fund), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Beacon Fund of the Franklin Mutual Series Fund Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 7, 2005


                                                              Annual Report | 49

MUTUAL BEACON FUND

TAX DESIGNATION

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designated $95,423,945 as a capital gain dividend for the fiscal year ended December 31, 2004.

Under Section 854(b)(2) of the Code, the Fund hereby designates up to a maximum of $88,271,656 as qualified dividends for purposes of the maximum rate under
Section 1(h)(11) of the Code for the fiscal year ended December 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates 29.47% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2004.


50 | Annual Report

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (63)     Director          Since 1987    7                         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, NYU Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; and financial consultant; and FORMERLY,
Vice Director, NYU Salomon Center, Stern School of Business, New York University; and Director, Stern School of Business M.B.A.
Program.
------------------------------------------------------------------------------------------------------------------------------------

ANN TORRE GRANT (46)             Director          Since 1994    7                         Independent Director, SLM,
51 John F. Kennedy Parkway                                                                 Corporation (Sallie Mae) and Allied
Short Hills, NJ 07078                                                                      Capital Corporation (financial
                                                                                           services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------

BURTON J. GREENWALD (75)         Director          Since 2002    12                        Director, Fiduciary Emerging Markets
51 John F. Kennedy Parkway                                                                 Bond Fund PLC and Fiduciary
Short Hills, NJ 07078                                                                      International Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates, management consultants to the financial services industry.
------------------------------------------------------------------------------------------------------------------------------------

BRUCE A. MACPHERSON (74)         Director          Since 1974    7                         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and part owner
McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
------------------------------------------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (75)            Director          Since 1996    28                        None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 51

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (74)           Director          Since 1998    12                        None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------

LEONARD RUBIN (79)               Director          Since 1996    12                        None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------

ROBERT E. WADE (58)              Director          Since 1991    12                        Director, El Oro Mining and
51 John F. Kennedy Parkway                                                                 Exploration Co., p.l.c.
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (79)        Director          Since 1996    18                        None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

**ANNE M. TATLOCK (65)           Director          Since 2002    7                         Director, Fortune Brands, Inc.
600 Fifth Avenue, 7th Floor                                                                (consumer products) and Merck &
New York, NY 10020-2302                                                                    Co. Inc. (pharmaceuticals).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------


52 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**DAVID J. WINTERS (42)          Director,         Director      7                         None
51 John F. Kennedy Parkway       President,        since 2001,
Short Hills, NJ 07078-2702       Chairman of       President
                                 the Board and     since 1999,
                                 Chief             Chairman of
                                 Executive         the Board
                                 Officer-          and Chief
                                 Investment        Executive
                                 Management        Officer-
                                                   Investment
                                                   Management
                                                   since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, officer and/or director, as the case
LLC; and may be, of three of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JAMES M. DAVIS (52)              Chief             Since July    Not Applicable            Not Applicable
One Franklin Parkway             Compliance        2004
San Mateo, CA 94403-1906         Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources,
Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (57)            Senior Vice       Since 2002    Not Applicable            Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (57)               Vice President    Since 2000    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive
Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 53

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)            Vice President    Since 2000    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc., and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (67)           Vice President    Since 2002    Not Applicable            Not Applicable
600 Fifth Avenue                 -AML
Rockefeller Center               Compliance
New York, NY 10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals,
Inc. and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL MORANTZ (35)             Treasurer         Since July    Not Applicable            Not Applicable
500 East Broward Blvd.                             2004
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of two of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (67)           Vice President    Since 2000    Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


54 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)             Chief Financial   Since May     Not Applicable            Not Applicable
500 East Broward Blvd.           Officer and       2004
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered to be an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, Mutual Series' adviser.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE GRANT, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 55

MUTUAL BEACON FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


56 | Annual Report

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE
Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(5,6)
Franklin Low Duration Total Return
Fund Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(7)
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(9)
Colorado
Connecticut
Florida(9)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(10)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(7) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8)   Portfolio of insured municipal securities.

(9) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(10) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


11/04                                              Not part of the annual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)              One Franklin Parkway
      INVESTMENTS                     San Mateo, CA 94403-1906


o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL BEACON FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER

David J. Winters, CFA

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

476 A2004 02/05



MUTUAL DISCOVERY FUND




                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                             DECEMBER 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    ANNUAL REPORT AND SHAREHOLDER LETTER                  |        GLOBAL
--------------------------------------------------------------------------------
                                                      Want to receive this
                                                      document FASTER via email?

             MUTUAL DISCOVERY FUND

                                                      Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com. See
                                                      inside for details.
--------------------------------------------------------------------------------

                                   [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                    Franklin  o  Templeton  o  MUTUAL SERIES

                              THANK YOU FOR YOUR
                              CONTINUED PARTICIPATION

                              At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE         Mutual Series is part of Franklin Templeton
                              Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.

TRUE DIVERSIFICATION          Because these management groups work independently
                              and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                              That's why the funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST     Franklin Templeton Investments seeks to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.

-------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
-------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Mutual Discovery Fund .....................................................    4

Performance Summary .......................................................   10

Your Fund's Expenses ......................................................   15

Financial Highlights and Statement of Investments .........................   17

Financial Statements ......................................................   33

Notes to Financial Statements .............................................   37

Report of Independent Registered Public Accounting Firm ...................   54

Tax Designation ...........................................................   55

Board Members and Officers ................................................   60

Shareholder Information ...................................................   65

--------------------------------------------------------------------------------


ANNUAL REPORT

MUTUAL DISCOVERY FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Mutual Discovery Fund seeks long-term capital appreciation by investing primarily in common and preferred stocks, bonds and convertible securities. The Fund may invest up to 100% of its assets in foreign securities.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Discovery Fund's annual report covering the fiscal year ended December 31, 2004.

PERFORMANCE OVERVIEW

Mutual Discovery Fund - Class Z posted a 19.39% cumulative total return for the 12 months ended December 31, 2004. The Fund outperformed its benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and Morgan Stanley Capital International (MSCI) World Index, which returned 10.87% and 15.25% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

The global economic recovery continued in 2004, led by growth in China and the U.S. As of December 31, 2004, U.S. gross domestic product (GDP) had increased for 13 consecutive quarters.(2) In China, GDP grew 9.5% in 2004.(3)

The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank projected euro zone growth may be between 1.6% and 2.0% in 2004, compared with only 0.5% in 2003. In Japan, the economy struggled to emerge from a decade-long deflationary period. Although the country's consumer and business confidence reached

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2)   Source: Bureau of Economic Analysis.

(3)   Source: National Bureau of Statistics of China.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


4 | Annual Report
their highest levels since 1991, economic growth slowed in response to higher oil prices and reduced external demand. In addition, the U.S. dollar declined approximately 4% versus the yen and 7% versus the euro during 2004.(4) This hurt Japanese and European exports into the U.S., as it made their goods more expensive in the world's biggest market. However, the greenback's protracted decline should also benefit the U.S. current account deficit by making U.S. goods more competitive in international markets.

Oil prices increased during most of 2004, reaching $56 dollars per barrel in October, but declined to end the year at $43. Higher oil prices triggered investor worries about inflation, decreased spending -- due to cautionary consumer and business sentiment -- and slower economic and corporate profit growth. As of December 31, 2004, the 12-month moving average price of oil was about $41 per barrel.(5)

In this environment, the MSCI World Index's total return was 15.25% in U.S. dollars for the 12-month period ended December 31, 2004.6 Emerging markets, as measured by the MSCI Emerging Markets Index, had a one-year total return of 25.95% in U.S. dollars.(7) In local currencies, these indexes had notably lower total returns of 11.83% and 16.45% for the same period.(6), (7) In 2004, most of the world's currencies strengthened in relation to the U.S. dollar, which benefited U.S.-based investors of non-U.S. developed and emerging market equities.

INVESTMENT STRATEGY

At Mutual Series, we follow a distinctive, three-pronged investment approach, which combines purchasing undervalued equities with investing in distressed debt and risk arbitrage. We invest in undervalued common stocks of companies we believe are trading at a substantial discount to their intrinsic or business value. We focus on situations we perceive have limited downside risk and the potential for substantial long-term appreciation. In our opinion, successful investing is as much about avoiding and containing losses as it is about generating gains. We also invest in distressed securities and bankruptcy situations. We have been involved in this highly specialized field for many years and have found it can provide attractive returns over time. As with equities, we undertake our own rigorous fundamental analysis of each

(4)   Source: FactSet Research Systems Inc.

(5)   Source: U.S. Department of Energy.

(6) Source: Standard & Poor's Micropal. See footnote 1 for a description of the MSCI World Index.

(7) Source: Standard & Poor's Micropal. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 12/31/04

U.S.                         33.7%
U.K.                         15.6%
Canada                        6.3%
Switzerland                   4.9%
France                        4.1%
South Korea                   3.5%
Irish Republic                3.3%
Japan                         3.2%
Spain                         3.0%
Denmark                       2.9%
Germany                       2.8%
Norway                        2.7%
Hong Kong                     2.0%
South Africa                  2.0%
Netherlands                   1.8%
Luxembourg                    1.5%
Other Countries               6.5%
Other Net Assets              0.2%


                                                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/04

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Tobacco                                                                  13.3%
--------------------------------------------------------------------------------
Insurance                                                                10.0%
--------------------------------------------------------------------------------
Media                                                                     8.6%
--------------------------------------------------------------------------------
Metals & Mining                                                           8.3%
--------------------------------------------------------------------------------
Diversified Financial Services                                            6.6%
--------------------------------------------------------------------------------
Food Products                                                             6.4%
--------------------------------------------------------------------------------
Beverages                                                                 5.4%
--------------------------------------------------------------------------------
Commercial Banks                                                          4.0%
--------------------------------------------------------------------------------
Oil & Gas                                                                 3.1%
--------------------------------------------------------------------------------
Chemicals                                                                 2.9%
--------------------------------------------------------------------------------

situation and focus our efforts on those we believe have limited risk and substantial upside potential. Lastly, the Fund invests in arbitrage situations, another highly specialized field where we have been active for some time. In arbitrage investing, we generally seek to invest in companies in the process of being acquired or undergoing mergers. By buying those shares at a discount to the announced deal value, the Fund seeks to earn a return as that discount narrows and the transaction is completed.

Although we believe returns from each of these three prongs can be attractive over time, we will migrate the Fund's capital toward areas where we find the most compelling opportunities at any given moment. Typically, the bulk of the Fund's assets will be invested in equities, while distressed investing and arbitrage will each represent a much smaller portion of the Fund. We may also hold a significant portion of the Fund's assets in cash or high-quality, short-term debt instruments when other investment opportunities are not sufficiently compelling to us. As a global fund, Mutual Discovery Fund will seek out opportunities around the world, with an emphasis on developed markets where we believe political risks are low and potential returns are attractive. We will generally seek to hedge the Fund's currency exposure when we deem it advantageous, to focus our efforts on analyzing business fundamentals and assessing the value of company assets and liabilities. We believe our three-pronged approach, coupled with rigorous fundamental analysis and an aversion to risk, should allow the Fund to achieve attractive risk-adjusted returns over time.

MANAGER'S DISCUSSION

Notwithstanding positive overall performance from our distressed debt and risk arbitrage investments, the Fund's equity portfolio was the strongest contributor to performance in 2004. Three of our best performing stock investments were Altadis, a Franco-Spanish tobacco company; Orkla, a Norwegian conglomerate; and White Mountains Insurance Group, a U.S. property and casualty insurer.

In 2004, tobacco companies operating in Europe, such as Altadis, encountered a challenging sales environment, especially in France after the government imposed two substantial tax increases by early 2004 that pressured volumes and contributed to reduced consumption of about 25% in volume. Despite


6 | Annual Report
challenges in France and elsewhere, Altadis shares performed well as management returned cash to shareholders through dividends and share repurchases. In addition, the company announced two acquisitions and a cost-restructuring program, all of which could enable management to continue to increase cash flow and create shareholder value. As a result of these and other factors, Altadis shares appreciated about 65% in 2004. Despite this strong performance, the stock still traded at a significant discount to its European peers and our calculation of the stock's intrinsic value. In addition, some analysts believe the industry is ready for more consolidation. For these and other reasons, we remain enthusiastic about the prospects of our Altadis investment.

Oslo-based Orkla is one of Norway's largest conglomerates with operations in food, media, chemicals and beverages. In early 2004, Orkla's management announced it would divest the company's beverage operations, a 40% stake in the Danish company Carlsberg Breweries. We believed the negotiated price for Carlsberg was favorable, and the market rewarded management's decision to return part of the proceeds to shareholders in the form of a special dividend. The equity market anticipates Orkla to further divest non-core assets and return the proceeds to shareholders. The company reported better-than-expected quarterly results for most of 2004 as its restructuring program progressed ahead of expectations and as some new product launches experienced success. Largely as a result, the stock's discount to its intrinsic value narrowed, and including the special dividend, Orkla shares returned 73% in 2004.

White Mountains, a significant contributor to Fund performance during the fiscal year, was an excellent example of how substantial shareholder value can be created when well-capitalized companies are run by strong managers. With the company's solid balance sheet, White Mountains' management team has made several acquisitions, enabling the company to profitably increase its bottom line while extending its exposure to attractive lines of business. In addition to exercising discipline with acquisitions, management remained committed to a conservative underwriting strategy. This strategy enabled White Mountains to continue to report solid underwriting results for 2004 despite record industry-wide insurance claims from the Atlantic hurricane season. During the year under review, the markets began to better appreciate White Mountains' consistent results, strong balance sheet, and disciplined acquisition and underwriting practices, as well as its shareholder-oriented management team. White Mountains' stock rose about 41% in 2004 and has increased more than 443% in the past five years.

TOP 10 HOLDINGS
12/31/04

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
Berkshire Hathaway Inc., A & B                                              3.2%
  INSURANCE, U.S.
--------------------------------------------------------------------------------
British American Tobacco PLC                                                3.0%
  TOBACCO, U.K.
--------------------------------------------------------------------------------
Imperial Tobacco Group PLC                                                  2.7%
  TOBACCO, U.K.
--------------------------------------------------------------------------------
Orkla ASA                                                                   2.6%
  FOOD PRODUCTS, NORWAY
--------------------------------------------------------------------------------
Altadis SA                                                                  2.5%
  TOBACCO, SPAIN
--------------------------------------------------------------------------------
White Mountains Insurance Group Inc.                                        1.9%
  INSURANCE, U.S.
--------------------------------------------------------------------------------
Potlatch Corp.                                                              1.9%
  PAPER & FOREST PRODUCTS, U.S.
--------------------------------------------------------------------------------
KT&G Corp., ord. & GDR                                                      1.8%
  TOBACCO, SOUTH KOREA
--------------------------------------------------------------------------------
Schindler Holding AG, ord. & Reg D                                          1.8%
  MACHINERY, SWITZERLAND
--------------------------------------------------------------------------------
International Steel Group                                                   1.8%
  METALS & MINING, U.S.
--------------------------------------------------------------------------------


                                                               Annual Report | 7

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. At Mutual Series, we typically seek to hedge (protect) against currency risk, which can reduce or eliminate the positive or negative effect on Fund performance of holding investments denominated in currencies other than the U.S. dollar. In 2004, we remained less than fully hedged in foreign currencies allowing shareholders to benefit from a declining U.S. dollar. However, one cannot expect the same result in future periods.

Detractors from Fund performance during the fiscal year included Eurotunnel, the operator of the English Channel tunnel; MG Technologies, a German industrial firm; and Impala Platinum, a South African mining company. Eurotunnel's debt securities declined in value during 2004 largely due to uncertainties surrounding the ultimate resolution of the company's financial situation, as well as continuing mediocre operating results after the board and management team were replaced in April 2004. MG Technologies' stock fell in value mainly due to a failed attempt to dispose of an asset, a division's slower-than-expected turnaround, and the chief executive officer's resignation.
Impala Platinum underperformed during the period because of the strengthening South African currency and a slower-than-expected approval process for a mine in Zimbabwe.


8 | Annual Report

Thank you for your continued participation in Mutual Discovery Fund. We look forward to serving your future investment needs.


                  /s/ David J. Winters
[PHOTO OMITTED]
                  David J. Winters, CFA
                  Portfolio Manager


                  /s/ F. David Segal
[PHOTO OMITTED]
                  F. David Segal, CFA
                  Assistant Portfolio Manager

                  Mutual Discovery Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
F. DAVID SEGAL

David Segal is an assistant portfolio manager for Mutual Discovery Fund and an analyst for Franklin Mutual Advisers, LLC (Mutual Series). He specializes in the analysis of the oil and gas, paper and forest products and the defense sectors.

Prior to joining Mutual Series in 2002, Mr. Segal was an associate director in the structured finance group at MetLife. He has 12 years of experience in the financial services industry.

Mr. Segal received a bachelor of arts degree from the University of Michigan, Ann Arbor and an M.B.A. from New York University's Stern School of Business. He is also a CFA charter-holder and a member of the New York Society of Security Analysts.
--------------------------------------------------------------------------------


                                                               Annual Report | 9

PERFORMANCE SUMMARY AS OF 12/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------------------
CLASS Z                                                 CHANGE          12/31/04         12/31/03
------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$3.45            $24.26           $20.81
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
------------------------------------------------------------------------------------------------------
Dividend Income                         $0.5428
------------------------------------------------------------------------------------------------------
CLASS A                                                 CHANGE          12/31/04         12/31/03
------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$3.40            $24.07           $20.67
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
------------------------------------------------------------------------------------------------------
Dividend Income                         $0.4733
------------------------------------------------------------------------------------------------------
CLASS B                                                 CHANGE          12/31/04         12/31/03
------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$3.32            $23.67           $20.35
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
------------------------------------------------------------------------------------------------------
Dividend Income                         $0.3539
------------------------------------------------------------------------------------------------------
CLASS C                                                 CHANGE          12/31/04         12/31/03
------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$3.38            $23.97           $20.59
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
------------------------------------------------------------------------------------------------------
Dividend Income                         $0.3384
------------------------------------------------------------------------------------------------------
CLASS R                                                 CHANGE          12/31/04         12/31/03
------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$3.37            $23.94           $20.57
------------------------------------------------------------------------------------------------------
Distributions (1/1/04-12/31/04)
------------------------------------------------------------------------------------------------------
Dividend Income                         $0.4557
------------------------------------------------------------------------------------------------------

10 | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

-------------------------------------------------------------------------------------------------------------
CLASS Z(1)                                                1-YEAR            5-YEAR          10-YEAR
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                19.39%            62.85%          300.20%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                            19.39%            10.24%           14.88%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                          $11,939           $16,285          $40,020
-------------------------------------------------------------------------------------------------------------
CLASS A(1)                                                1-YEAR            5-YEAR     INCEPTION (11/1/96)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                18.98%            60.09%          153.66%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                            12.14%             8.58%           11.27%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                          $11,214           $15,089          $23,905
-------------------------------------------------------------------------------------------------------------
CLASS B(1)                                                1-YEAR            5-YEAR     INCEPTION (1/1/99)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                18.22%            54.91%           94.49%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                            14.22%             8.87%           11.63%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                          $11,422           $15,291          $19,349
-------------------------------------------------------------------------------------------------------------
CLASS C(1)                                                1-YEAR            5-YEAR     INCEPTION (11/1/96)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                18.17%            54.97%          140.94%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                            17.17%             9.16%           11.37%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                          $11,717           $15,497          $24,094
-------------------------------------------------------------------------------------------------------------
CLASS R                                                                     1-YEAR     INCEPTION (1/1/02)
-------------------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                                  18.84%           40.77%
-------------------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                                              17.84%           12.10%
-------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                                            $11,784          $14,077
-------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS Z (1/1/95-12/31/04)(1)

GRAPHIC MATERIAL (1)
This graph compares the performance of Mutual Discovery Fund - Class Z, 1 as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index5 and the MSCI World Index5 from 1/1/95-12/31/04.

                     Mutual Discovery
       Date                 Fund       S&P 500 Index  MSCI World Index
     1/1/1995             $10,000          $10,000         $10,000
     1/31/1995            $10,215          $10,259          $9,852
     2/28/1995            $10,582          $10,659          $9,997
     3/31/1995            $10,590          $10,973         $10,481
     4/30/1995            $10,996          $11,295         $10,849
     5/31/1995            $11,251          $11,746         $10,943
     6/30/1995            $11,554          $12,019         $10,942
     7/31/1995            $12,011          $12,417         $11,492
     8/31/1995            $12,276          $12,448         $11,238
     9/30/1995            $12,590          $12,973         $11,567
    10/31/1995            $12,389          $12,927         $11,387
    11/30/1995            $12,630          $13,493         $11,785
    12/31/1995            $12,863          $13,753         $12,132
     1/31/1996            $13,338          $14,221         $12,353
     2/29/1996            $13,788          $14,353         $12,431
     3/31/1996            $13,983          $14,491         $12,640
     4/30/1996            $14,288          $14,705         $12,939
     5/31/1996            $14,534          $15,083         $12,953
     6/30/1996            $14,515          $15,141         $13,021
     7/31/1996            $14,082          $14,472         $12,563
     8/31/1996            $14,567          $14,778         $12,710
     9/30/1996            $14,922          $15,609         $13,210
    10/31/1996            $15,295          $16,039         $13,304
    11/30/1996            $15,927          $17,251         $14,052
    12/31/1996            $16,069          $16,909         $13,830
     1/31/1997            $16,836          $17,965         $13,999
     2/28/1997            $17,164          $18,106         $14,162
     3/31/1997            $17,005          $17,363         $13,884
     4/30/1997            $17,033          $18,399         $14,341
     5/31/1997            $17,650          $19,518         $15,228
     6/30/1997            $18,305          $20,392         $15,990
     7/31/1997            $19,100          $22,014         $16,729
     8/31/1997            $18,919          $20,782         $15,613
     9/30/1997            $19,871          $21,919         $16,463
    10/31/1997            $19,300          $21,188         $15,599
    11/30/1997            $19,414          $22,168         $15,878
    12/31/1997            $19,756          $22,548         $16,074
     1/31/1998            $19,767          $22,798         $16,524
     2/28/1998            $20,781          $24,441         $17,645
     3/31/1998            $21,973          $25,691         $18,392
     4/30/1998            $22,381          $25,950         $18,575
     5/31/1998            $22,685          $25,504         $18,345
     6/30/1998            $22,120          $26,540         $18,783
     7/31/1998            $21,600          $26,258         $18,755
     8/31/1998            $18,655          $22,465         $16,257
     9/30/1998            $17,819          $23,905         $16,547
    10/31/1998            $18,312          $25,847         $18,046
    11/30/1998            $19,233          $27,413         $19,122
    12/31/1998            $19,381          $28,992         $20,059
     1/31/1999            $19,516          $30,204         $20,501
     2/28/1999            $19,291          $29,265         $19,959
     3/31/1999            $20,178          $30,436         $20,793
     4/30/1999            $21,536          $31,614         $21,615
     5/31/1999            $21,547          $30,869         $20,828
     6/30/1999            $22,313          $32,581         $21,803
     7/31/1999            $22,062          $31,565         $21,740
     8/31/1999            $21,800          $31,408         $21,705
     9/30/1999            $21,514          $30,549         $21,497
    10/31/1999            $21,960          $32,481         $22,618
    11/30/1999            $23,112          $33,141         $23,257
    12/31/1999            $24,575          $35,092         $25,142
     1/31/2000            $24,482          $33,329         $23,705
     2/29/2000            $25,262          $32,699         $23,772
     3/31/2000            $26,346          $35,895         $25,418
     4/30/2000            $26,054          $34,816         $24,346
     5/31/2000            $26,206          $34,103         $23,733
     6/30/2000            $26,281          $34,944         $24,535
     7/31/2000            $26,617          $34,398         $23,848
     8/31/2000            $27,403          $36,534         $24,627
     9/30/2000            $27,129          $34,606         $23,320
    10/31/2000            $27,341          $34,459         $22,932
    11/30/2000            $26,879          $31,744         $21,543
    12/31/2000            $27,670          $31,900         $21,894
     1/31/2001            $28,518          $33,031         $22,320
     2/28/2001            $28,518          $30,021         $20,436
     3/31/2001            $27,670          $28,120         $19,097
     4/30/2001            $28,474          $30,304         $20,514
     5/31/2001            $29,336          $30,507         $20,259
     6/30/2001            $29,472          $29,765         $19,627
     7/31/2001            $29,413          $29,472         $19,369
     8/31/2001            $29,117          $27,629         $18,443
     9/30/2001            $26,642          $25,398         $16,820
    10/31/2001            $26,716          $25,882         $17,144
    11/30/2001            $27,398          $27,867         $18,161
    12/31/2001            $28,020          $28,111         $18,277
     1/31/2002            $28,113          $27,701         $17,725
     2/28/2002            $28,390          $27,167         $17,575
     3/31/2002            $29,330          $28,189         $18,355
     4/30/2002            $29,838          $26,481         $17,739
     5/31/2002            $30,069          $26,286         $17,780
     6/30/2002            $28,224          $24,414         $16,705
     7/31/2002            $26,363          $22,512         $15,299
     8/31/2002            $26,626          $22,659         $15,331
     9/30/2002            $25,231          $20,199         $13,648
    10/31/2002            $25,324          $21,975         $14,658
    11/30/2002            $25,696          $23,267         $15,451
    12/31/2002            $25,482          $21,901         $14,706
     1/31/2003            $25,057          $21,328         $14,261
     2/28/2003            $24,379          $21,008         $14,017
     3/31/2003            $24,489          $21,210         $13,979
     4/30/2003            $26,365          $22,958         $15,227
     5/31/2003            $27,848          $24,166         $16,105
     6/30/2003            $28,321          $24,475         $16,389
     7/31/2003            $28,671          $24,906         $16,725
     8/31/2003            $29,527          $25,391         $17,091
     9/30/2003            $29,686          $25,122         $17,199
    10/31/2003            $30,955          $26,543         $18,223
    11/30/2003            $32,034          $26,776         $18,505
    12/31/2003            $33,521          $28,179         $19,670
     1/31/2004            $33,940          $28,696         $19,990
     2/29/2004            $35,020          $29,095         $20,332
     3/31/2004            $34,891          $28,656         $20,205
     4/30/2004            $34,295          $28,207         $19,803
     5/31/2004            $34,278          $28,593         $19,997
     6/30/2004            $34,931          $29,149         $20,416
     7/31/2004            $34,575          $28,185         $19,755
     8/31/2004            $34,802          $28,298         $19,850
     9/30/2004            $35,742          $28,604         $20,231
    10/31/2004            $36,471          $29,041         $20,731
    11/30/2004            $38,562          $30,216         $21,830
    12/31/2004            $40,020          $31,243         $22,670

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS Z(1)                   12/31/04
-------------------------------------
1-Year                         19.39%
-------------------------------------
5-Year                         10.24%
-------------------------------------
10-Year                        14.88%
-------------------------------------

CLASS A (11/1/96-12/31/04)(1)

GRAPHIC MATERIAL (2)
This graph compares the performance of Mutual Discovery Fund - Class A, 1 as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index 5 and the MSCI World Index 5 from 11/1/96-12/31/04.


                    Mutual Discovery         S&P 500             MSCI World
       Date                Fund               Index                Index
    11/1/1996             $9,424             $10,000             $10,000
    11/30/1996            $9,808             $10,755             $10,562
    12/31/1996            $9,887             $10,542             $10,395
    1/31/1997            $10,348             $11,200             $10,522
    2/28/1997            $10,544             $11,288             $10,645
    3/31/1997            $10,446             $10,825             $10,436
    4/30/1997            $10,463             $11,471             $10,779
    5/31/1997            $10,838             $12,169             $11,446
    6/30/1997            $11,235             $12,714             $12,019
    7/31/1997            $11,718             $13,725             $12,574
    8/31/1997            $11,607             $12,957             $11,735
    9/30/1997            $12,188             $13,666             $12,374
    10/31/1997           $11,830             $13,210             $11,725
    11/30/1997           $11,900             $13,821             $11,934
    12/31/1997           $12,109             $14,058             $12,082
    1/31/1998            $12,109             $14,213             $12,420
    2/28/1998            $12,726             $15,238             $13,262
    3/31/1998            $13,453             $16,018             $13,824
    4/30/1998            $13,697             $16,179             $13,962
    5/31/1998            $13,877             $15,901             $13,789
    6/30/1998            $13,530             $16,546             $14,118
    7/31/1998            $13,208             $16,371             $14,097
    8/31/1998            $11,398             $14,006             $12,219
    9/30/1998            $10,885             $14,904             $12,438
    10/31/1998           $11,181             $16,115             $13,564
    11/30/1998           $11,741             $17,091             $14,373
    12/31/1998           $11,822             $18,075             $15,077
    1/31/1999            $11,905             $18,831             $15,409
    2/28/1999            $11,760             $18,246             $15,002
    3/31/1999            $12,303             $18,975             $15,629
    4/30/1999            $13,122             $19,710             $16,247
    5/31/1999            $13,129             $19,245             $15,655
    6/30/1999            $13,594             $20,313             $16,388
    7/31/1999            $13,440             $19,679             $16,341
    8/31/1999            $13,266             $19,582             $16,314
    9/30/1999            $13,091             $19,046             $16,158
    10/31/1999           $13,357             $20,251             $17,000
    11/30/1999           $14,056             $20,662             $17,481
    12/31/1999           $14,941             $21,878             $18,898
    1/31/2000            $14,877             $20,779             $17,818
    2/29/2000            $15,353             $20,386             $17,868
    3/31/2000            $16,008             $22,379             $19,105
    4/30/2000            $15,823             $21,706             $18,300
    5/31/2000            $15,915             $21,262             $17,839
    6/30/2000            $15,954             $21,786             $18,442
    7/31/2000            $16,152             $21,446             $17,925
    8/31/2000            $16,624             $22,777             $18,510
    9/30/2000            $16,449             $21,575             $17,528
    10/31/2000           $16,579             $21,484             $17,237
    11/30/2000           $16,289             $19,791             $16,192
    12/31/2000           $16,773             $19,888             $16,457
    1/31/2001            $17,281             $20,593             $16,776
    2/28/2001            $17,272             $18,717             $15,360
    3/31/2001            $16,746             $17,532             $14,354
    4/30/2001            $17,227             $18,893             $15,419
    5/31/2001            $17,744             $19,020             $15,227
    6/30/2001            $17,822             $18,557             $14,752
    7/31/2001            $17,786             $18,374             $14,558
    8/31/2001            $17,605             $17,225             $13,862
    9/30/2001            $16,098             $15,834             $12,643
    10/31/2001           $16,143             $16,137             $12,886
    11/30/2001           $16,549             $17,374             $13,650
    12/31/2001           $16,918             $17,526             $13,738
    1/31/2002            $16,975             $17,271             $13,323
    2/28/2002            $17,134             $16,938             $13,210
    3/31/2002            $17,695             $17,575             $13,797
    4/30/2002            $17,995             $16,510             $13,333
    5/31/2002            $18,126             $16,388             $13,364
    6/30/2002            $17,009             $15,221             $12,556
    7/31/2002            $15,888             $14,035             $11,499
    8/31/2002            $16,039             $14,127             $11,523
    9/30/2002            $15,191             $12,593             $10,258
    10/31/2002           $15,248             $13,701             $11,017
    11/30/2002           $15,465             $14,506             $11,614
    12/31/2002           $15,331             $13,654             $11,053
    1/31/2003            $15,073             $13,297             $10,719
    2/28/2003            $14,662             $13,098             $10,536
    3/31/2003            $14,729             $13,223             $10,507
    4/30/2003            $15,846             $14,313             $11,445
    5/31/2003            $16,734             $15,066             $12,105
    6/30/2003            $17,006             $15,259             $12,319
    7/31/2003            $17,218             $15,528             $12,571
    8/31/2003            $17,727             $15,830             $12,846
    9/30/2003            $17,823             $15,663             $12,927
    10/31/2003           $18,572             $16,548             $13,697
    11/30/2003           $19,215             $16,694             $13,909
    12/31/2003           $20,103             $17,569             $14,785
    1/31/2004            $20,346             $17,891             $15,025
    2/29/2004            $20,979             $18,140             $15,282
    3/31/2004            $20,901             $17,866             $15,187
    4/30/2004            $20,541             $17,586             $14,884
    5/31/2004            $20,531             $17,827             $15,030
    6/30/2004            $20,910             $18,173             $15,345
    7/31/2004            $20,695             $17,572             $14,848
    8/31/2004            $20,822             $17,643             $14,920
    9/30/2004            $21,380             $17,833             $15,207
    10/31/2004           $21,800             $18,106             $15,582
    11/30/2004           $23,043             $18,838             $16,408
    12/31/2004           $23,905             $19,479             $17,039

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS A(1)                   12/31/04
-------------------------------------
1-Year                         12.14%
-------------------------------------
5-Year                          8.58%
-------------------------------------
Since Inception (11/1/96)      11.27%
-------------------------------------


12 |  Annual Report

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS B(1)                   12/31/04
-------------------------------------
1-Year                         14.22%
-------------------------------------
5-Year                          8.87%
-------------------------------------
Since Inception (1/1/99)       11.63%
-------------------------------------

CLASS B (1/1/99-12/31/04)(1)

GRAPHIC MATERIAL (3)
This graph compares the performance of Mutual Discovery Fund - Class B, 1 as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index 5 and the MSCI World Index 5 from 1/1/99-12/31/04.

                    Mutual Discovery         S&P 500             MSCI World
       Date                Fund               Index                Index
     1/1/1999            $10,000             $10,000             $10,000
    1/31/1999            $10,070             $10,418             $10,220
    2/28/1999             $9,942             $10,094              $9,950
    3/31/1999            $10,396             $10,498             $10,366
    4/30/1999            $11,076             $10,905             $10,776
    5/31/1999            $11,076             $10,647             $10,383
    6/30/1999            $11,462             $11,238             $10,869
    7/31/1999            $11,320             $10,887             $10,838
    8/31/1999            $11,172             $10,834             $10,820
    9/30/1999            $11,018             $10,537             $10,717
    10/31/1999           $11,231             $11,203             $11,275
    11/30/1999           $11,816             $11,431             $11,594
    12/31/1999           $12,555             $12,104             $12,534
    1/31/2000            $12,495             $11,496             $11,818
    2/29/2000            $12,885             $11,279             $11,851
    3/31/2000            $13,420             $12,381             $12,672
    4/30/2000            $13,264             $12,009             $12,137
    5/31/2000            $13,330             $11,763             $11,831
    6/30/2000            $13,356             $12,053             $12,231
    7/31/2000            $13,517             $11,865             $11,889
    8/31/2000            $13,903             $12,601             $12,277
    9/30/2000            $13,755             $11,936             $11,626
    10/31/2000           $13,851             $11,886             $11,432
    11/30/2000           $13,607             $10,949             $10,740
    12/31/2000           $13,998             $11,003             $10,915
    1/31/2001            $14,411             $11,393             $11,127
    2/28/2001            $14,396             $10,355             $10,188
    3/31/2001            $13,961              $9,699              $9,520
    4/30/2001            $14,351             $10,453             $10,227
    5/31/2001            $14,771             $10,523             $10,100
    6/30/2001            $14,832             $10,267              $9,785
    7/31/2001            $14,787             $10,166              $9,656
    8/31/2001            $14,627              $9,530              $9,194
    9/30/2001            $13,373              $8,760              $8,385
    10/31/2001           $13,403              $8,927              $8,547
    11/30/2001           $13,730              $9,612              $9,054
    12/31/2001           $14,028              $9,696              $9,112
    1/31/2002            $14,068              $9,555              $8,837
    2/28/2002            $14,193              $9,371              $8,761
    3/31/2002            $14,656              $9,723              $9,151
    4/30/2002            $14,892              $9,134              $8,843
    5/31/2002            $14,994              $9,067              $8,864
    6/30/2002            $14,061              $8,421              $8,328
    7/31/2002            $13,121              $7,765              $7,627
    8/31/2002            $13,247              $7,816              $7,643
    9/30/2002            $12,536              $6,967              $6,804
    10/31/2002           $12,576              $7,580              $7,307
    11/30/2002           $12,749              $8,025              $7,703
    12/31/2002           $12,633              $7,554              $7,331
    1/31/2003            $12,410              $7,357              $7,110
    2/28/2003            $12,068              $7,246              $6,988
    3/31/2003            $12,115              $7,316              $6,969
    4/30/2003            $13,032              $7,919              $7,591
    5/31/2003            $13,749              $8,335              $8,029
    6/30/2003            $13,971              $8,442              $8,170
    7/31/2003            $14,131              $8,591              $8,338
    8/31/2003            $14,540              $8,758              $8,520
    9/30/2003            $14,612              $8,665              $8,574
    10/31/2003           $15,221              $9,155              $9,085
    11/30/2003           $15,742              $9,236              $9,225
    12/31/2003           $16,452              $9,720              $9,806
    1/31/2004            $16,646              $9,898              $9,966
    2/29/2004            $17,155             $10,036             $10,136
    3/31/2004            $17,082              $9,884             $10,073
    4/30/2004            $16,775              $9,729              $9,872
    5/31/2004            $16,759              $9,863              $9,969
    6/30/2004            $17,058             $10,054             $10,178
    7/31/2004            $16,871              $9,722              $9,848
    8/31/2004            $16,969              $9,761              $9,895
    9/30/2004            $17,416              $9,866             $10,086
    10/31/2004           $17,749             $10,017             $10,335
    11/30/2004           $18,757             $10,422             $10,883
    12/31/2004           $19,349             $10,777             $11,301

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS C(1)                   12/31/04
-------------------------------------
1-Year                         17.17%
-------------------------------------
5-Year                          9.16%
-------------------------------------
Since Inception (11/1/96)      11.37%
-------------------------------------

CLASS C (11/1/96-12/31/04)(1)

This graph compares the performance of Mutual Discovery Fund - Class C, 1 as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index 5 and the MSCI World Index 5 from 11/1/96-12/31/04

                    Mutual Discovery         S&P 500            MSCI World
       Date                Fund               Index               Index
    11/1/1996            $10,000             $10,000             $10,000
    11/30/1996           $10,408             $10,755             $10,562
    12/31/1996           $10,491             $10,542             $10,395
    1/31/1997            $10,980             $11,200             $10,522
    2/28/1997            $11,182             $11,288             $10,645
    3/31/1997            $11,066             $10,825             $10,436
    4/30/1997            $11,078             $11,471             $10,779
    5/31/1997            $11,469             $12,169             $11,446
    6/30/1997            $11,878             $12,714             $12,019
    7/31/1997            $12,390             $13,725             $12,574
    8/31/1997            $12,266             $12,957             $11,735
    9/30/1997            $12,868             $13,666             $12,374
    10/31/1997           $12,483             $13,210             $11,725
    11/30/1997           $12,551             $13,821             $11,934
    12/31/1997           $12,768             $14,058             $12,082
    1/31/1998            $12,761             $14,213             $12,420
    2/28/1998            $13,400             $15,238             $13,262
    3/31/1998            $14,161             $16,018             $13,824
    4/30/1998            $14,412             $16,179             $13,962
    5/31/1998            $14,589             $15,901             $13,789
    6/30/1998            $14,222             $16,546             $14,118
    7/31/1998            $13,874             $16,371             $14,097
    8/31/1998            $11,970             $14,006             $12,219
    9/30/1998            $11,428             $14,904             $12,438
    10/31/1998           $11,734             $16,115             $13,564
    11/30/1998           $12,311             $17,091             $14,373
    12/31/1998           $12,395             $18,075             $15,077
    1/31/1999            $12,468             $18,831             $15,409
    2/28/1999            $12,316             $18,246             $15,002
    3/31/1999            $12,872             $18,975             $15,629
    4/30/1999            $13,724             $19,710             $16,247
    5/31/1999            $13,724             $19,245             $15,655
    6/30/1999            $14,205             $20,313             $16,388
    7/31/1999            $14,030             $19,679             $16,341
    8/31/1999            $13,846             $19,582             $16,314
    9/30/1999            $13,656             $19,046             $16,158
    10/31/1999           $13,927             $20,251             $17,000
    11/30/1999           $14,645             $20,662             $17,481
    12/31/1999           $15,556             $21,878             $18,898
    1/31/2000            $15,489             $20,779             $17,818
    2/29/2000            $15,972             $20,386             $17,868
    3/31/2000            $16,640             $22,379             $19,105
    4/30/2000            $16,447             $21,706             $18,300
    5/31/2000            $16,529             $21,262             $17,839
    6/30/2000            $16,557             $21,786             $18,442
    7/31/2000            $16,756             $21,446             $17,925
    8/31/2000            $17,232             $22,777             $18,510
    9/30/2000            $17,049             $21,575             $17,528
    10/31/2000           $17,168             $21,484             $17,237
    11/30/2000           $16,867             $19,791             $16,192
    12/31/2000           $17,349             $19,888             $16,457
    1/31/2001            $17,867             $20,593             $16,776
    2/28/2001            $17,849             $18,717             $15,360
    3/31/2001            $17,303             $17,532             $14,354
    4/30/2001            $17,793             $18,893             $15,419
    5/31/2001            $18,311             $19,020             $15,227
    6/30/2001            $18,382             $18,557             $14,752
    7/31/2001            $18,335             $18,374             $14,558
    8/31/2001            $18,129             $17,225             $13,862
    9/30/2001            $16,575             $15,834             $12,643
    10/31/2001           $16,612             $16,137             $12,886
    11/30/2001           $17,015             $17,374             $13,650
    12/31/2001           $17,393             $17,526             $13,738
    1/31/2002            $17,441             $17,271             $13,323
    2/28/2002            $17,595             $16,938             $13,210
    3/31/2002            $18,164             $17,575             $13,797
    4/30/2002            $18,454             $16,510             $13,333
    5/31/2002            $18,589             $16,388             $13,364
    6/30/2002            $17,429             $15,221             $12,556
    7/31/2002            $16,264             $14,035             $11,499
    8/31/2002            $16,420             $14,127             $11,523
    9/30/2002            $15,546             $12,593             $10,258
    10/31/2002           $15,585             $13,701             $11,017
    11/30/2002           $15,808             $14,506             $11,614
    12/31/2002           $15,658             $13,654             $11,053
    1/31/2003            $15,384             $13,297             $10,719
    2/28/2003            $14,964             $13,098             $10,536
    3/31/2003            $15,013             $13,223             $10,507
    4/30/2003            $16,147             $14,313             $11,445
    5/31/2003            $17,046             $15,066             $12,105
    6/30/2003            $17,316             $15,259             $12,319
    7/31/2003            $17,513             $15,528             $12,571
    8/31/2003            $18,024             $15,830             $12,846
    9/30/2003            $18,112             $15,663             $12,927
    10/31/2003           $18,869             $16,548             $13,697
    11/30/2003           $19,507             $16,694             $13,909
    12/31/2003           $20,401             $17,569             $14,785
    1/31/2004            $20,639             $17,891             $15,025
    2/29/2004            $21,273             $18,140             $15,282
    3/31/2004            $21,174             $17,866             $15,187
    4/30/2004            $20,798             $17,586             $14,884
    5/31/2004            $20,778             $17,827             $15,030
    6/30/2004            $21,152             $18,173             $15,345
    7/31/2004            $20,923             $17,572             $14,848
    8/31/2004            $21,043             $17,643             $14,920
    9/30/2004            $21,590             $17,833             $15,207
    10/31/2004           $22,009             $18,106             $15,582
    11/30/2004           $23,244             $18,838             $16,408
    12/31/2004           $24,094             $19,479             $17,039


                                                              Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

-------------------------------------
CLASS R                      12/31/04
-------------------------------------
1-Year                         17.84%
-------------------------------------
Since Inception (1/1/02)       12.10%
-------------------------------------

CLASS R (1/1/02-12/31/04)(1)

GRAPHIC MATERIAL (5)
This graph compares the performance of Mutual Discovery Fund - Class R, 1 as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index 5 and the MSCI World Index 5 from 1/1/02-12/31/04.

                    Mutual Discovery         S&P 500          MSCI World
       Date                Fund              Index              Index
     1/1/2002            $10,000            $10,000            $10,000
    1/31/2002            $10,033             $9,854            $9,698
    2/28/2002            $10,127             $9,664            $9,616
    3/31/2002            $10,459            $10,028            $10,043
    4/30/2002            $10,630             $9,420            $9,705
    5/31/2002            $10,708             $9,351            $9,728
    6/30/2002            $10,050             $8,685            $9,140
    7/31/2002             $9,382             $8,008            $8,370
    8/31/2002             $9,471             $8,061            $8,388
    9/30/2002             $8,970             $7,185            $7,467
    10/31/2002            $9,004             $7,817            $8,020
    11/30/2002            $9,132             $8,277            $8,454
    12/31/2002            $9,051             $7,791            $8,046
    1/31/2003             $8,893             $7,587            $7,803
    2/28/2003             $8,655             $7,473            $7,669
    3/31/2003             $8,689             $7,545            $7,648
    4/30/2003             $9,351             $8,167            $8,331
    5/31/2003             $9,871             $8,596            $8,811
    6/30/2003            $10,033             $8,706            $8,967
    7/31/2003            $10,153             $8,860            $9,151
    8/31/2003            $10,454             $9,032            $9,351
    9/30/2003            $10,505             $8,937            $9,410
    10/31/2003           $10,949             $9,442            $9,970
    11/30/2003           $11,324             $9,525            $10,125
    12/31/2003           $11,845            $10,024            $10,762
    1/31/2004            $11,989            $10,208            $10,937
    2/29/2004            $12,364            $10,350            $11,124
    3/31/2004            $12,312            $10,194            $11,055
    4/30/2004            $12,099            $10,034            $10,835
    5/31/2004            $12,093            $10,171            $10,941
    6/30/2004            $12,316            $10,369            $11,170
    7/31/2004            $12,189            $10,026            $10,808
    8/31/2004            $12,258            $10,066            $10,860
    9/30/2004            $12,589            $10,175            $11,069
    10/31/2004           $12,838            $10,331            $11,343
    11/30/2004           $13,568            $10,749            $11,944
    12/31/2004           $14,077            $11,114            $12,403

ENDNOTES

THE FUND'S INVESTMENTS INCLUDE FOREIGN SECURITIES AND SMALLER-COMPANY STOCKS. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity securities in global developed markets.


14 | Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 / $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------------
                                             BEGINNING ACCOUNT      ENDING ACCOUNT       EXPENSES PAID DURING
CLASS Z                                        VALUE 6/30/04        VALUE 12/31/04     PERIOD* 6/30/04-12/31/04
----------------------------------------------------------------------------------------------------------------
Actual                                            $1,000                $1,145.70               $ 5.72
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000                $1,019.81               $ 5.38
----------------------------------------------------------------------------------------------------------------
Class A
----------------------------------------------------------------------------------------------------------------
Actual                                            $1,000                $1,143.90               $ 7.60
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000                $1,018.05               $ 7.15
----------------------------------------------------------------------------------------------------------------
Class B
----------------------------------------------------------------------------------------------------------------
Actual                                            $1,000                $1,140.20               $11.08
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000                $1,014.78               $10.43
----------------------------------------------------------------------------------------------------------------
Class C
----------------------------------------------------------------------------------------------------------------
Actual                                            $1,000                $1,139.70               $11.08
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000                $1,014.78               $10.43
----------------------------------------------------------------------------------------------------------------
Class R
----------------------------------------------------------------------------------------------------------------
Actual                                            $1,000                $1,142.90               $ 8.40
----------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000                $1,017.29               $ 7.91
----------------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      1.06%; A: 1.41%; B: 2.06%; C: 2.06%; and R: 1.56%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


16 | Annual Report

MUTUAL DISCOVERY FUND

FINANCIAL HIGHLIGHTS

                                                         ---------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS Z                                                        2004            2003          2002            2001             2000
                                                         ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..................    $    20.81      $    16.16    $    18.19      $    18.93       $    21.10
                                                         ---------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ...........................           .41             .28           .33             .37              .36

 Net realized and unrealized gains (losses) .........          3.58            4.80         (1.96)           (.14)            2.14
                                                         ---------------------------------------------------------------------------

Total from investment operations ....................          3.99            5.08         (1.63)            .23             2.50
                                                         ---------------------------------------------------------------------------

Less distributions from:

 Net investment income ..............................          (.54)           (.43)         (.32)           (.34)            (.63)

 Net realized gains .................................            --              --          (.08)           (.63)           (4.04)
                                                         ---------------------------------------------------------------------------

Total distributions .................................          (.54)           (.43)         (.40)           (.97)           (4.67)
                                                         ---------------------------------------------------------------------------

Redemption fees .....................................            --(d)           --            --              --               --
                                                         ---------------------------------------------------------------------------

Net asset value, end of year ........................    $    24.26      $    20.81    $    16.16      $    18.19       $    18.93
                                                         ===========================================================================

Total return(b) .....................................         19.39%          31.55%        (9.06)%          1.26%           12.59%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................    $2,578,585      $2,168,161    $1,673,786      $1,931,117       $2,010,578

Ratios to average net assets:*

 Expenses(c) ........................................          1.07%           1.11%         1.04%           1.04%            1.07%

 Expenses, net of waiver and payments by affiliate(c)          1.07%           1.11%         1.04%           1.04%            1.05%

 Net investment income ..............................          1.87%           1.55%         1.88%           1.93%            1.64%

Portfolio turnover rate .............................         34.34%          46.34%        40.95%          59.32%           75.34%

*Ratios to average net assets, excluding
 dividend expense on securities sold short:
 Expenses ...........................................          1.06%           1.08%         1.03%           1.02%            1.04%
 Expenses, net of waiver and payments by affiliate ..          1.06%           1.08%         1.03%           1.02%            1.02%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial statements. | 17

MUTUAL DISCOVERY FUND

                                                             -----------------------------------------------------------------------
                                                                                       YEAR ENDED DECEMBER 31,
CLASS A                                                            2004            2003          2002          2001          2000
                                                             -----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..................        $    20.67      $    16.06      $  18.08      $  18.83      $  21.00
                                                             -----------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) ...........................               .33             .21           .27           .30           .28

 Net realized and unrealized gains (losses) .........              3.54            4.78         (1.95)         (.14)         2.14
                                                             -----------------------------------------------------------------------

Total from investment operations ....................              3.87            4.99         (1.68)          .16          2.42
                                                             -----------------------------------------------------------------------

Less distributions from:

 Net investment income ..............................              (.47)           (.38)         (.26)         (.28)         (.55)

 Net realized gains .................................                --              --          (.08)         (.63)        (4.04)
                                                             -----------------------------------------------------------------------

Total distributions .................................              (.47)           (.38)         (.34)         (.91)        (4.59)
                                                             -----------------------------------------------------------------------

Redemption fees .....................................                --(d)           --            --            --            --
                                                             -----------------------------------------------------------------------

Net asset value, end of year ........................        $    24.07      $    20.67      $  16.06      $  18.08      $  18.83
                                                             =======================================================================

Total return(b) .....................................             18.98%          31.13%        (9.39)%         .86%        12.27%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................        $2,106,695      $1,439,579      $925,278      $911,434      $877,528
Ratios to average net assets:*

 Expenses(c) ........................................              1.42%           1.46%         1.39%         1.39%         1.42%

 Expenses, net of waiver and payments by affiliate(c)              1.42%           1.46%         1.39%         1.39%         1.40%

 Net investment income ..............................              1.52%           1.20%         1.53%         1.57%         1.30%

Portfolio turnover rate .............................             34.34%          46.34%        40.95%        59.32%        75.34%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ...........................................              1.41%           1.43%         1.38%         1.37%         1.39%
 Expenses, net of waiver and payments by affiliate ..              1.41%           1.43%         1.38%         1.37%         1.37%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


18 | See notes to financial statements. | Annual Report

MUTUAL DISCOVERY FUND

                                                             -------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
CLASS B                                                          2004              2003         2002         2001         2000
                                                             -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..................        $  20.35          $  15.85      $ 17.87      $ 18.66      $ 20.90
                                                             -------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) ...........................             .18               .09          .16          .16          .15

 Net realized and unrealized gains (losses) .........            3.49              4.69        (1.92)        (.12)        2.11
                                                             -------------------------------------------------------------------

Total from investment operations ....................            3.67              4.78        (1.76)         .04         2.26
                                                             -------------------------------------------------------------------

Less distributions from:

 Net investment income ..............................            (.35)             (.28)        (.18)        (.20)        (.46)

 Net realized gains .................................              --                --         (.08)        (.63)       (4.04)
                                                             -------------------------------------------------------------------

Total distributions .................................            (.35)             (.28)        (.26)        (.83)       (4.50)
                                                             -------------------------------------------------------------------

Redemption fees .....................................              --(d)             --           --           --           --
                                                             -------------------------------------------------------------------

Net asset value, end of year ........................        $  23.67          $  20.35      $ 15.85      $ 17.87      $ 18.66
                                                             ===================================================================

Total return(b) .....................................           18.22%            30.22%       (9.94)%        .21%       11.50%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................        $186,841          $115,801      $64,747      $41,346      $19,949

Ratios to average net assets:*

 Expenses(c) ........................................            2.07%             2.11%        2.04%        2.04%        2.07%

 Expenses, net of waiver and payments by affiliate(c)            2.07%             2.11%        2.04%        2.04%        2.05%

 Net investment income ..............................             .87%              .55%         .88%         .85%         .70%

Portfolio turnover rate .............................           34.34%            46.34%       40.95%       59.32%       75.34%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ...........................................            2.06%             2.08%        2.03%        2.02%        2.04%
 Expenses, net of waiver and payments by affiliate ..            2.06%             2.08%        2.03%        2.02%        2.02%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial statements. | 19

MUTUAL DISCOVERY FUND

                                                             ---------------------------------------------------------------------
                                                                                        YEAR ENDED DECEMBER 31,
CLASS C                                                          2004            2003          2002          2001          2000
                                                             ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..................        $  20.59        $  16.02      $  18.03      $  18.77      $  20.95
                                                             ---------------------------------------------------------------------

Income from investment operations:

 Net investment income(a) ...........................             .19             .10           .16           .18           .14

 Net realized and unrealized gains (losses) .........            3.53            4.73         (1.94)         (.13)         2.13
                                                             ---------------------------------------------------------------------

Total from investment operations ....................            3.72            4.83         (1.78)          .05          2.27
                                                             ---------------------------------------------------------------------

Less distributions from:

 Net investment income ..............................            (.34)           (.26)         (.15)         (.16)         (.41)

 Net realized gains .................................              --              --          (.08)         (.63)        (4.04)
                                                             ---------------------------------------------------------------------

Total distributions .................................            (.34)           (.26)         (.23)         (.79)        (4.45)
                                                             ---------------------------------------------------------------------

Redemption fees .....................................              --(d)           --            --            --            --
                                                             ---------------------------------------------------------------------

Net asset value, end of year ........................        $  23.97        $  20.59      $  16.02      $  18.03      $  18.77
                                                             =====================================================================

Total return(b) .....................................           18.17%          30.29%        (9.98)%         .25%        11.53%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................        $968,934        $725,489      $525,375      $561,808      $554,968

Ratios to average net assets:*

 Expenses(c) ........................................            2.07%           2.11%         2.03%         2.03%         2.07%

 Expenses, net of waiver and payments by affiliate(c)            2.07%           2.11%         2.03%         2.03%         2.04%

 Net investment income ..............................             .87%            .55%          .89%          .93%          .65%

Portfolio turnover rate .............................           34.34%          46.34%        40.95%        59.32%        75.34%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses ...........................................            2.06%           2.08%         2.02%         2.01%         2.04%
 Expenses, net of waiver and payments by affiliate ..            2.06%           2.08%         2.02%         2.01%         2.01%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


20 | See notes to financial statements. | Annual Report

MUTUAL DISCOVERY FUND

                                                                                         ------------------------------------
                                                                                                YEAR ENDED DECEMBER 31,
CLASS R                                                                                     2004         2003      2002(e)
                                                                                         ------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..................................................    $ 20.57      $ 16.01      $18.08
                                                                                         ------------------------------------

Income from investment operations:

 Net investment income(a) ...........................................................        .29          .17         .25

 Net realized and unrealized gains (losses) .........................................       3.54         4.76       (1.95)
                                                                                         ------------------------------------

Total from investment operations ....................................................       3.83         4.93       (1.70)
                                                                                         ------------------------------------

Less distributions from:

 Net investment income ..............................................................       (.46)        (.37)       (.29)

 Net realized gains .................................................................         --           --        (.08)
                                                                                         ------------------------------------

Total distributions .................................................................       (.46)        (.37)       (.37)
                                                                                         ------------------------------------

Redemption fees .....................................................................         --(d)        --          --
                                                                                         ------------------------------------

Net asset value, end of year ........................................................    $ 23.94      $ 20.57      $16.01
                                                                                         ====================================

Total return(b) .....................................................................      18.84%       30.87%      (9.49)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .....................................................    $46,690      $19,546      $3,932

Ratios to average net assets:*

 Expenses(c) ........................................................................       1.57%        1.61%       1.54%(f)

 Net investment income ..............................................................       1.37%        1.05%       1.38%(f)

Portfolio turnover rate .............................................................      34.34%       46.34%      40.95%

*Ratios to average net assets, excluding dividend expense on securities sold short:
 Expenses ...........................................................................       1.56%        1.58%       1.54%(f)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.

(e)   Effective date of Class R shares was January 2, 2002.

(f)   Annualized.


                         Annual Report | See notes to financial statements. | 21

MUTUAL DISCOVERY FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004

---------------------------------------------------------------------------------------------------------------------------
                                                                                        SHARES/WARRANTS/
                                                                        COUNTRY            CONTRACTS              VALUE
---------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND OTHER EQUITY INTERESTS 92.0%
           AEROSPACE & DEFENSE .4%
           Northrop Grumman Corp. .................................    United States          433,600        $   23,570,496
                                                                                                             --------------
           AIRLINES .6%
        (a)Ace Aviation Holdings Inc. .............................       Canada            1,198,374            35,521,077
(a),(b),(f)Air Canada Inc., Contingent Distribution ...............       Canada          249,992,002                    --
                                                                                                             --------------
                                                                                                                35,521,077
                                                                                                             --------------
           AUTOMOBILES .2%
           Hero Honda Motors Ltd. .................................        India            1,042,903            13,771,142
                                                                                                             --------------
           BEVERAGES 5.3%
           Brown-Forman Corp., A ..................................    United States          143,200             7,268,832
           Brown-Forman Corp., B ..................................    United States          391,650            19,065,522
           Carlsberg AS, A ........................................       Denmark             113,300             5,208,103
           Carlsberg AS, B ........................................       Denmark           1,876,968            94,838,728
           Coca-Cola Enterprises Inc. .............................    United States          894,300            18,646,155
           Diageo PLC .............................................   United Kingdom        5,181,408            73,895,085
           Fomento Economico Mexicano SA de CV Femsa, ADR .........       Mexico              991,000            52,136,510
           Heineken Holding NV, A .................................     Netherlands         1,453,069            43,872,849
                                                                                                             --------------
                                                                                                                314,931,784
                                                                                                             --------------
           CAPITAL MARKETS 2.2%
        (a)A.B. Watley Group Inc. .................................    United States          128,355                21,820
           Guinness Peat Group PLC ................................     New Zealand        19,778,076            30,817,590
           Irish Life & Permanent PLC .............................   Irish Republic        2,899,665            53,631,919
        (c)Leucadia National Corp. ................................    United States          684,780            45,199,589
                                                                                                             --------------
                                                                                                                129,670,918
                                                                                                             --------------
           CHEMICALS 2.9%
           Givaudan AG ............................................     Switzerland            88,065            57,990,913
           Linde AG ...............................................       Germany             440,300            27,430,621
        (a)MG Technologies AG .....................................       Germany           2,933,641            34,634,257
           Solvay SA ..............................................       Belgium             437,923            48,135,161
                                                                                                             --------------
                                                                                                                168,190,952
                                                                                                             --------------
           COMMERCIAL BANKS 4.0%
           Allied Irish Banks PLC .................................   Irish Republic        4,877,727           101,139,430
           Bank of Ireland ........................................   Irish Republic        2,475,126            40,870,211
           BNP Paribas SA .........................................       France              427,700            30,934,715
        (a)Cerberus NCB Acquisition LP Ltd., wts., 8/29/13 ........        Japan            9,799,350             4,899,675
           Danske Bank ............................................       Denmark           1,352,880            41,397,192
(a),(c),(d)FE Capital Holdings Ltd. ...............................        Japan               11,589            15,412,910
           Kansai Urban Banking Corp. .............................        Japan              678,808             1,259,261
    (a),(d)Nippon Investment LLC ..................................        Japan            8,656,000                    --
                                                                                                             --------------
                                                                                                                235,913,394
                                                                                                             --------------


22 | Annual Report

MUTUAL DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    SHARES/WARRANTS/
                                                                                    COUNTRY             CONTRACTS         VALUE
------------------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
           COMMERCIAL SERVICES & SUPPLIES .5%
        (a)Comdisco Holding Co., Inc. ...................................        United States                  57     $      1,272
        (b)Comdisco, Contingent Distribution ............................        United States          41,726,153               --
        (a)Fursys Inc. ..................................................         South Korea              319,900        4,326,314
           Republic Services Inc. .......................................        United States             731,600       24,537,864
    (a),(b)Safety Kleen Corp., Contingent Distribution ..................        United States             520,000               --
                                                                                                                       ------------
                                                                                                                         28,865,450
                                                                                                                       ------------
           COMPUTERS & PERIPHERALS
        (a)DecisionOne Corp. ............................................        United States              87,619               --
                                                                                                                       ------------
           CONSTRUCTION MATERIALS 1.1%
           Ciments Francais SA ..........................................           France                 399,572       37,304,665
        (a)Hanil Cement Manufacturing Co. Ltd. ..........................         South Korea               45,950        2,663,254
           RMC Group PLC ................................................       United Kingdom           1,357,750       22,126,180
                                                                                                                       ------------
                                                                                                                         62,094,099
                                                                                                                       ------------
           DISTRIBUTORS .5%
           Compania de Distribucion Integral Logista SA .................            Spain                 564,170       30,538,920
                                                                                                                       ------------

           DIVERSIFIED FINANCIAL SERVICES 6.7%
           Brascan Corp., A .............................................           Canada               2,147,100       77,247,980
           Deutsche Bourse AG ...........................................           Germany                409,100       24,581,974
           Euronext .....................................................         Netherlands            1,329,836       40,549,062
           Jardine Matheson Holdings Ltd. ...............................          Hong Kong             3,381,000       53,757,900
           Jardine Strategic Holdings Ltd. ..............................          Hong Kong             7,110,400       58,305,280
           London Stock Exchange PLC ....................................       United Kingdom               5,600           62,559
        (b)Marconi Corp., Contingent Distribution .......................       United Kingdom          33,909,700               --
           Pargesa Holdings SA ..........................................         Switzerland               18,959       66,584,134
           Remgro Ltd. ..................................................        South Africa            4,382,450       72,996,996
                                                                                                                       ------------
                                                                                                                        394,085,885
                                                                                                                       ------------
           DIVERSIFIED TELECOMMUNICATION SERVICES 2.4%
(a),(c),(e)AboveNet Inc. ................................................        United States             332,512        7,968,118
(a),(b),(e)AboveNet Inc., Contingent Distribution .......................        United States          46,367,000               --
(a),(c),(e)AboveNet Inc., wts., 9/08/08 .................................        United States              11,105           71,072
(a),(c),(e)AboveNet Inc., wts., 9/08/10 .................................        United States              13,066           52,264
        (a)Belgacom SA ..................................................           Belgium                458,000       19,763,882
           Chunghwa Telecom Co. Ltd., ADR ...............................           Taiwan                 999,982       21,049,621
        (b)Global Crossing Holdings Ltd., Contingent Distribution .......        United States          45,658,716           57,073
           Koninklijke KPN NV ...........................................         Netherlands            2,137,200       20,272,252
        (a)MCI Inc. .....................................................        United States             774,034       15,604,526
           Sprint Corp. .................................................        United States             162,100        4,028,185
    (a),(b)Telewest Communications PLC, Contingent Distribution .........       United Kingdom          53,009,022               --
    (a),(b)Telewest Finance Ltd., Contingent Distribution ...............       United Kingdom           5,738,000               --
        (a)Telewest Global Inc. .........................................       United Kingdom           3,124,100       54,921,678
                                                                                                                       ------------
                                                                                                                        143,788,671
                                                                                                                       ------------


                                                              Annual Report | 23

MUTUAL DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                    COUNTRY           CONTRACTS             VALUE
------------------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
           ELECTRIC UTILITIES .5%
           E.ON AG ......................................................           Germany              320,100        $ 29,181,347
                                                                                                                        ------------

           FOOD & STAPLES RETAILING .2%
        (a)Kroger Co. ...................................................        United States           722,800          12,677,912
                                                                                                                        ------------

           FOOD PRODUCTS 6.7%
           Cadbury Schweppes PLC ........................................        United Kingdom        4,575,019          42,590,583
           CSM NV .......................................................         Netherlands              7,700             239,489
        (d)Farmer Brothers Co. ..........................................        United States           904,637          21,928,401
           General Mills Inc. ...........................................        United States           478,600          23,791,206
           Groupe Danone ................................................            France              606,400          55,914,997
        (a)Lotte Confectionary Co. Ltd. .................................         South Korea             50,489          38,676,369
           Nestle SA ....................................................         Switzerland            219,229          57,263,820
           Orkla ASA ....................................................            Norway            4,611,582         151,325,317
                                                                                                                        ------------
                                                                                                                         391,730,182
                                                                                                                        ------------

           GAS UTILITIES .4%
           Tokyo Gas Co. Ltd. ...........................................            Japan             6,217,500          25,496,485
                                                                                                                        ------------

           HEALTH CARE EQUIPMENT & SUPPLIES .2%
        (n)Guidant Corp. ................................................        United States           180,200          12,992,420
                                                                                                                        ------------

           HEALTH CARE PROVIDERS & SERVICES .6%
        (a)Alderwoods Group Inc. ........................................        United States            50,322             572,664
    (a),(e)Kindred Healthcare Inc. ......................................        United States           934,740          26,595,690
    (a),(e)Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 ...........        United States             2,259              14,006
    (a),(e)Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 ...........        United States               452               1,785
    (a),(e)Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ............        United States               226               4,718
    (a),(e)Kindred Healthcare Inc., wts., Series A, 4/20/06 .............        United States            88,766           2,637,771
    (a),(e)Kindred Healthcare Inc., wts., Series B, 4/20/06 .............        United States           221,915           5,818,611
           Select Medical Corp. .........................................        United States           177,100           3,116,960
                                                                                                                        ------------
                                                                                                                          38,762,205
                                                                                                                        ------------

           HOTELS RESTAURANTS & LEISURE .2%
        (a)Caesars Entertainment Inc. ...................................        United States            67,100           1,351,394
        (a)FHC Delaware Inc. ............................................        United States           212,022           1,668,613
(a),(c),(d)Hancock Discovery LLC ........................................        United States         8,758,216             500,007
           Mandalay Resort Group ........................................        United States            83,200           5,859,776
                                                                                                                        ------------
                                                                                                                           9,379,790
                                                                                                                        ------------

           HOUSEHOLD PRODUCTS .7%
        (a)Amorepacific Corp. ...........................................         South Korea            111,070          27,842,606
           KAO Corp. ....................................................            Japan               520,900          13,325,112
                                                                                                                        ------------
                                                                                                                          41,167,718
                                                                                                                        ------------

           INDUSTRIAL CONGLOMERATES .1%
           Swire Pacific Ltd., B ........................................          Hong Kong           5,062,100           7,522,033
                                                                                                                        ------------

           INSURANCE 10.0%
        (a)Alleghany Corp. ..............................................        United States            72,132          20,575,653
        (a)Berkshire Hathaway Inc., A ...................................        United States               853          74,978,700
        (a)Berkshire Hathaway Inc., B ...................................        United States            38,270         112,360,720


24 | Annual Report

MUTUAL DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      SHARES/WARRANTS/
                                                                                         COUNTRY         CONTRACTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
           INSURANCE (CONT.)
           Catlin Group .......................................................      United Kingdom      4,088,580      $ 25,721,373
           E-L Financial Corp. Ltd. ...........................................          Canada            177,619        50,022,404
           Hartford Financial Services Group Inc. .............................      United States         511,000        35,417,410
(a),(c),(d)Imagine Group Holdings Ltd. ........................................         Bermuda          4,551,501        46,614,334
           IPC Holdings Ltd. ..................................................         Bermuda            325,665        14,169,684
           Montpelier Re Holdings Ltd. ........................................         Bermuda            107,027         4,115,188
           Old Republic International Corp. ...................................      United States       1,518,550        38,419,315
    (a),(c)Olympus Re Holdings Ltd. ...........................................         Bermuda             47,160         8,072,849
           Prudential Financial Inc. ..........................................      United States         421,200        23,149,152
           St. Paul Travelers Cos. Inc. .......................................      United States         559,763        20,750,414
           White Mountains Insurance Group Inc. ...............................      United States         175,415       113,318,090
                                                                                                                        ------------
                                                                                                                         587,685,286
                                                                                                                        ------------

           LEISURE EQUIPMENT & PRODUCTS .5%
           Agfa Gevaert NV ....................................................         Belgium            367,220        12,438,000
           Mattel Inc. ........................................................      United States         721,400        14,060,086
           Shimano Inc. .......................................................          Japan              34,800           993,849
                                                                                                                        ------------
                                                                                                                          27,491,935
                                                                                                                        ------------

           MACHINERY 1.8%
           Schindler Holding AG ...............................................       Switzerland          201,292        79,707,355
           Schindler Holding AG, Reg D ........................................       Switzerland           65,126        27,160,850
                                                                                                                        ------------
                                                                                                                         106,868,205
                                                                                                                        ------------

           MARINE .5%
           A P Moller - Maersk A/S ............................................         Denmark              3,748        30,902,037
                                                                                                                        ------------

           MEDIA 8.6%
           Astral Media Inc., A ...............................................          Canada          1,394,900        37,892,060
           British Sky Broadcasting Group PLC .................................      United Kingdom      2,146,300        23,152,916
           Clear Channel Communications Inc. ..................................      United States         945,700        31,671,493
        (a)Comcast Corp., A ...................................................      United States         179,400         5,891,496
           Daekyo Co. Ltd. ....................................................       South Korea           31,760         2,141,468
           E.W. Scripps Co., A ................................................      United States         290,600        14,030,168
           EchoStar Communications Corp., A ...................................      United States         581,900        19,342,356
           Hollinger International Inc. .......................................      United States         880,440        12,424,769
        (a)JC Decaux SA .......................................................          France            494,086        14,401,790
        (a)Liberty Media Corp., A .............................................      United States       4,255,518        46,725,588
        (a)News Corp. Ltd., A .................................................      United States       1,615,600        30,147,096
        (a)NTL Inc. ...........................................................      United Kingdom      1,315,722        95,995,077
           Omnicom Group Inc. .................................................      United States         197,900        16,686,928
           SES Global, FDR ....................................................        Luxembourg        6,440,290        83,461,936
        (a)TVMAX Holdings Inc. ................................................      United States         118,432           118,432
           Viacom Inc., B .....................................................      United States         388,900        14,152,071
           Washington Post Co., B .............................................      United States          60,003        58,984,149
                                                                                                                        ------------
                                                                                                                         507,219,793
                                                                                                                        ------------


                                                              Annual Report | 25

MUTUAL DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      SHARES/WARRANTS/
                                                                                         COUNTRY         CONTRACTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
       COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
       METALS & MINING 8.0%
       Anglo American PLC .....................................................      United Kingdom      3,561,117      $ 84,212,372
       Anglo American PLC, ADR ................................................      United Kingdom          1,000            23,790
    (a)Apollo Gold Corp. ......................................................          Canada          1,115,900           958,333
       Barrick Gold Corp. .....................................................          Canada            547,000        13,248,340
       Freeport McMoran Copper & Gold Inc., B .................................      United States         723,200        27,647,936
(a),(d)Gammon Lake Resources Inc. .............................................          Canada          2,136,800        11,455,892
(a),(d)Gammon Lake Resources Inc., wts., 4/30/05 ..............................          Canada          2,265,300        12,144,811
    (a)Glamis Gold Ltd. .......................................................          Canada            782,700        13,417,528
       Gold Fields Ltd. .......................................................       South Africa         152,344         1,869,004
       Harmony Gold Mining Ltd., ADR ..........................................       South Africa         438,500         4,064,895
       Hindalco Industries Inc. ...............................................          India             397,500        13,113,364
       Impala Platinum Holdings Ltd. ..........................................       South Africa         462,062        39,069,320
(a),(c)International Steel Group ..............................................      United States       2,689,230       103,621,410
    (a)Kinross Gold Corp. .....................................................          Canada            687,500         4,843,770
    (a)LionOre Mining International Ltd. ......................................          Canada          3,598,900        20,584,862
       Newmont Mining Corp. ...................................................      United States       1,874,600        83,250,986
       Noranda Inc. ...........................................................          Canada          1,069,800        18,785,165
       Placer Dome Inc. .......................................................          Canada            326,500         6,146,971
    (a)Randgold & Exploration Co. Ltd., ADR ...................................       South Africa         143,100           251,856
    (a)Wheaton River Minerals Ltd. ............................................          Canada          1,868,279         6,075,198
    (a)Wheaton River Minerals Ltd., wts., 5/30/07 .............................          Canada            600,670         1,181,957
    (n)WMC Resources Ltd. .....................................................        Australia         1,073,300         6,065,693
                                                                                                                        ------------
                                                                                                                         472,033,453
                                                                                                                        ------------
       MULTI-UTILITIES & UNREGULATED POWER .4%
    (a)Northwestern Corp. .....................................................      United States         319,179         8,937,012
(a),(b)Northwestern Corp., Contingent Distribution ............................      United States       9,790,000           766,482
(a),(f)NRG Energy Inc. ........................................................      United States         358,328        12,917,724
                                                                                                                        ------------
                                                                                                                          22,621,218
                                                                                                                        ------------
       OIL & GAS 3.1%
    (a)Anchor Resources LLC ...................................................      United States          53,272                --
       Bharat Petroleum Corp. Ltd. ............................................          India             211,700         2,245,978
       BP PLC .................................................................      United Kingdom      2,095,000        20,428,040
       BP PLC, ADR ............................................................      United Kingdom        180,900        10,564,560
       Canadian Oil Sands Trust ...............................................          Canada            389,100        21,934,424
       Eni SpA ................................................................          Italy             847,600        21,186,549
    (a)General Maritime Corp. .................................................      United States          17,000           679,150
       Oil & Natural Gas Corp. Ltd. ...........................................          India             861,829        16,330,912
       Suncor Energy Inc. .....................................................          Canada          1,037,600        36,681,736
       Total SA, B ............................................................          France            127,671        27,841,190
       Total SA, B, ADR .......................................................          France            208,648        22,917,896
                                                                                                                        ------------
                                                                                                                         180,810,435
                                                                                                                        ------------
       PAPER & FOREST PRODUCTS 1.9%
    (d)Potlatch Corp. .........................................................      United States       2,190,150       110,777,787
                                                                                                                        ------------


26 | Annual Report

MUTUAL DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      SHARES/WARRANTS/
                                                                                      COUNTRY            CONTRACTS          VALUE
------------------------------------------------------------------------------------------------------------------------------------
          COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
          PERSONAL PRODUCTS .3%
          Beiersdorf AG ......................................................         Germany             130,510      $ 15,216,603
                                                                                                                        ------------

          PHARMACEUTICALS 2.3%
          Fujisawa Pharmaceutical Co. Ltd. ...................................          Japan            1,218,800        33,379,555
          Pfizer Inc. ........................................................      United States          491,500        13,216,435
       (a)Pfizer Inc., Mar. 25.00 Puts, 3/18/05 ..............................      United States            2,776           194,320
          Sanofi-Aventis .....................................................          France             388,595        31,006,603
          Takeda Pharmaceutical Co. Ltd. .....................................          Japan              672,500        33,881,078
          Wyeth ..............................................................      United States          540,300        23,011,377
          Yamanouchi Pharmaceutical Co. Ltd. .................................          Japan               42,300         1,647,891
                                                                                                                        ------------
                                                                                                                         136,337,259
                                                                                                                        ------------

          REAL ESTATE 1.8%
       (a)Canary Wharf Group PLC .............................................      United Kingdom       5,400,183        30,681,680
          iStar Financial Inc. ...............................................      United States        1,056,000        47,794,560
   (a),(c)Security Capital European Realty ...................................        Luxembourg            14,787           106,466
(a),(c)(d)Torre Mayor Investments, LP ........................................          Mexico                 170
                                                                                                                          11,050,000
          Ventas Inc. ........................................................      United States          516,500        14,157,265
                                                                                                                        ------------
                                                                                                                         103,789,971
                                                                                                                        ------------
          ROAD & RAIL 1.9%
          CSX Corp. ..........................................................      United States          443,700        17,783,496
   (c),(d)Florida East Coast Industries Inc. .................................      United States        2,247,600        96,298,422

                                                                                                                        ------------
                                                                                                                         114,081,918
                                                                                                                        ------------
          SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT .4%
          Samsung Electronics Co. Ltd. .......................................       South Korea            55,500        24,152,579
                                                                                                                        ------------

          SOFTWARE .6%
          Nintendo Co. Ltd. ..................................................          Japan              200,200        25,156,942
   (a),(n)Symantec Corp. .....................................................      United States          171,100         4,407,536
   (a),(n)Veritas Software Corp. .............................................      United States          172,800         4,933,440
                                                                                                                        ------------
                                                                                                                          34,497,918
                                                                                                                        ------------
          THRIFTS & MORTGAGE FINANCE .2%
          Hudson City Bancorp Inc. ...........................................      United States          376,333        13,856,581
                                                                                                                        ------------

          TOBACCO 13.3%
          Altadis SA .........................................................          Spain            3,181,151       145,476,834
          Altria Group Inc. ..................................................      United States          995,105        60,800,915
          British American Tobacco PLC .......................................      United Kingdom      10,342,443       178,170,805
          Gallaher Group PLC .................................................      United Kingdom       3,944,642        59,929,059
          Imperial Tobacco Group PLC .........................................      United Kingdom       5,733,336       157,040,011
          ITC Ltd. ...........................................................          India            1,202,467        36,415,983
          Japan Tobacco Inc. .................................................          Japan                2,997        34,236,380
          KT & G Corp. .......................................................       South Korea         1,335,770        39,936,323
          KT & G Corp., GDR, 144A ............................................       South Korea         4,680,078        68,797,147
                                                                                                                        ------------
                                                                                                                         780,803,457
                                                                                                                        ------------


                                                              Annual Report | 27

MUTUAL DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                      COUNTRY        CONTRACTS            VALUE
------------------------------------------------------------------------------------------------------------------------------------
           COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
           WIRELESS TELECOMMUNICATION SERVICES
        (a)Vast Solutions Inc., B1 ..........................................      United States           36,976    $           --
        (a)Vast Solutions Inc., B2 ..........................................      United States           36,976                --
        (a)Vast Solutions Inc., B3 ..........................................      United States           36,976                --
                                                                                                                     --------------
                                                                                                                                 --
                                                                                                                     --------------
           TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
             (COST $3,658,167,648) ..........................................                                         5,418,999,315
                                                                                                                     --------------
           PREFERRED STOCKS .4%
           DIVERSIFIED TELECOMMUNICATION SERVICES
           PTV Inc., 10.00%, A, pfd .........................................      United Kingdom          86,280           390,848
                                                                                                                     --------------
           ELECTRIC UTILITIES
        (a)Montana Power Co., 8.45%, pfd ....................................      United States           49,500           408,375
                                                                                                                     --------------
           FOOD PRODUCTS .1%
           Unilever NV, pfd .................................................       Netherlands           494,300         3,360,532
                                                                                                                     --------------
           METALS & MINING .3%
(a),(d),(e)Esmark Inc., Series A, 10.00%, cvt., pfd .........................      United States           18,647        18,646,800
                                                                                                                     --------------
           TOTAL PREFERRED STOCKS (COST $22,524,301) ........................                                            22,806,555
                                                                                                                     --------------

                                                                                                   -------------------
                                                                                                   PRINCIPAL AMOUNT(g)
                                                                                                   -------------------
           CORPORATE BONDS & NOTES 1.7%
           Anchor Resources LLC, 12.00%, 12/17/06 ...........................      United States     $     24,923            24,923
           Calpine Generating Co., 144A, FRN, 11.169%, 4/01/11 ..............      United States        9,411,000         9,246,308
           Eurotunnel PLC, FRN,
             6.347%, 12/31/18, Tier 2 .......................................      United Kingdom       6,155,799GBP      8,507,381
             6.347%, 12/31/25, Tier 3 .......................................      United Kingdom      23,082,138GBP     18,608,196
           Eurotunnel SA, FRN,
             3.449%, 12/31/18, Tier 2 (LIBOR) ...............................          France           1,420,047EUR      1,387,442
             3.449%, 12/31/25, Tier 3 (LIBOR) ...............................          France          27,236,561EUR     15,523,199
             3.453%, 12/31/18, Tier 2 (PIBOR) ...............................          France             628,134EUR        613,711
             3.453%, 12/31/25, Tier 3 (PIBOR) ...............................          France           5,943,809EUR      3,387,613
           Guadalupe Power Partners LP,
             Power Sale Agreement, 6.00%, 9/21/06 ...........................      United States          180,700           159,016
             Term Loan, 4.313%, 9/21/06 .....................................      United States        1,335,767         1,175,475
           Motor Coach Industries International Inc., FRN, 15.40%, 10/01/08 .      United States       25,087,380        25,087,380
           Reliant Energy Channelview LP Inc.,
             Revolver, 5.50%, 8/15/07 .......................................      United States          306,300           260,355
             Term Loan A, 3.813%, 11/26/17 ..................................      United States        3,232,461         2,747,592
           Seton House Finance Ltd., zero cpn., 2/07/12 .....................      United Kingdom      41,212,000EUR     14,260,788
           TVMAX Holdings Inc., PIK,
             11.50%, 6/30/05 ................................................      United States          119,035           119,035
             14.00%, 6/30/05 ................................................      United States          477,104           477,104
                                                                                                                     --------------
           TOTAL CORPORATE BONDS & NOTES (Cost $107,487,633) ................                                           101,585,518
                                                                                                                     --------------


28 | Annual Report

MUTUAL DISCOVERY FUND

-------------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY      PRINCIPAL AMOUNT(g)        VALUE
-------------------------------------------------------------------------------------------------------------------------------
       BONDS & NOTES IN REORGANIZATION 2.2%
(a),(h)Adelphia Communications Corp.,
         9.25%, 10/01/02 ..............................................     United States       $ 4,491,000         $ 4,322,587
         8.125%, 7/15/03 ..............................................     United States           650,000             614,250
         7.50%, 1/15/04 ...............................................     United States         1,655,000           1,539,150
         10.50%, 7/15/04 ..............................................     United States         2,605,000           2,578,950
         9.875%, 3/01/05 ..............................................     United States         1,168,000           1,124,200
         10.25%, 11/01/06 .............................................     United States         4,326,000           4,228,665
         9.875%, 3/01/07 ..............................................     United States           167,000             160,737
         8.375%, 2/01/08 ..............................................     United States         4,053,000           3,840,217
         7.75%, 1/15/09 ...............................................     United States         4,500,000           4,230,000
         7.875%, 5/01/09 ..............................................     United States         4,280,000           4,001,800
         9.375%, 11/15/09 .............................................     United States           829,000             822,783
         10.875%, 10/01/10 ............................................     United States         3,229,000           3,212,855
(a),(h)Aiken Cnty S C Indl Rev Beloit, 6.00%, 12/01/11 ................     United States           280,000               1,400
(a),(h)Armstrong Holdings Inc.,
         6.50%, 8/15/05 ...............................................     United States           982,000             714,405
         9.75%, 4/15/08 ...............................................     United States         1,837,000           1,336,418
         Revolver, 10/29/03 ...........................................     United States         1,912,950           1,319,936
         Trade Claim ..................................................     United States         5,129,100           3,590,370
(a),(h)Century Communications Corp.,
         9.50%, 3/01/05 ...............................................     United States           870,000           1,057,050
         8.875%, 1/15/07 ..............................................     United States         1,101,000           1,326,705
         8.75%, 10/01/07 ..............................................     United States         1,677,000           1,978,860
         8.375%, 12/15/07 .............................................     United States           392,000             468,440
         Series B, zero cpn., 1/15/08 .................................     United States         3,017,000           2,126,985
         zero cpn., 3/15/03 ...........................................     United States         6,285,000           6,693,525
    (h)DecisionOne Corp., Term Loan ...................................     United States         2,638,349             659,587
(a),(h)Harnischfeger Industries Inc.,
         8.90%, 3/01/22 ...............................................     United States         2,885,000              26,831
         8.70%, 6/15/22 ...............................................     United States         2,715,000              25,793
         7.25%, 12/15/25 ..............................................     United States         3,930,000              36,942
         6.875%, 2/15/27 ..............................................     United States         3,670,000              33,764
         Stipulated Bank Claim ........................................     United States         4,550,000              41,405
(a),(h)Mirant Americas Generation Inc.,
         7.625%, 5/01/06 ..............................................     United States           834,000             900,720
         8.30%, 5/01/11 ...............................................     United States         3,665,000           3,894,063
         9.125%, 5/01/31 ..............................................     United States         2,868,000           3,004,230
(a),(h)Mirant Corp.,
         Tranche C Revolver ...........................................     United States         5,745,885           3,964,661
         4 Year Revolver, 7/17/05 .....................................     United States         3,663,585           2,766,006
         364 Day Revolver .............................................     United States         9,888,400           6,872,438
(a),(h)Owens Corning, Revolver ........................................     United States        24,781,989          22,055,970
(a),(h)Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 ........     United States           150,000                 750
(a),(h)Safety Kleen Services, 9.25%, 6/01/08 ..........................     United States            40,000                 150


                                                              Annual Report | 29

MUTUAL DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                COUNTRY        PRINCIPAL AMOUNT(g)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
       BONDS & NOTES IN REORGANIZATION (CONT.)
(a),(h)Teco Panda,
         Bank Claim .......................................................   United States      $  1,664,400         $      998,640
         Bank Claim 2 .....................................................   United States        12,815,600              8,073,828
         Bank Claim 3 .....................................................   United States            75,608                 75,608
         Debt Service Reserve L/C Loan ....................................   United States           413,400                260,442
         Project L/C Loan Facility ........................................   United States         1,757,010              1,106,916
    (h)Trump Atlantic,
         11.25%, 5/01/06 ..................................................   United States        18,480,000             17,717,700
         Series B, 11.25%, 5/01/06 ........................................   United States         5,431,000              5,206,971
         Series B, 144A, 11.25%, 5/01/06 ..................................   United States           335,000                321,181
                                                                                                                      --------------
       TOTAL BONDS & NOTES IN REORGANIZATION (COST $109,513,222) ..........                                              129,334,884
                                                                                                                      --------------

                                                                                                ----------------
                                                                                                SHARES/PRINCIPAL
                                                                                                     AMOUNT(g)
                                                                                                ----------------
       COMPANIES IN LIQUIDATION
    (a)Brunos Inc., Liquidating Unit ......................................   United States            40,574                 89,263
    (a)City Investing Co. Liquidating Trust ...............................   United States           125,500                242,215
    (a)MBOP Liquidating Trust .............................................   United States           273,144                    683
    (a)Petrie Stores Liquidating Trust, CBI ...............................   United States         1,213,700                534,028
    (a)United Cos. Financial Corp.,
         Bank Claim .......................................................   United States            77,701                     --
         Revolver .........................................................   United States        19,711,401                     --
                                                                                                                      --------------
       TOTAL COMPANIES IN LIQUIDATION (COST $102,845) .....................                                                  866,189
                                                                                                                      --------------

       GOVERNMENT AGENCIES 4.1%
    (i)Federal Home Loan Bank, 1.25% - 2.26%, 1/03/05 - 1/26/07 ...........   United States       171,656,000            170,401,126
       Federal National Mortgage Association, 1.81% - 2.20%, 12/23/05 -
         12/18/06 .........................................................   United States        20,000,000             19,692,690
       Federal Republic of Germany, 4.25%, 2/18/05 ........................      Germany           15,000,000EUR          20,408,118
       German Treasury Bill, 2.028% - 2.090%, 1/12/05 - 3/16/05 ...........      Germany           10,000,000EUR          13,533,183
       Kingdom of Norway, 6.75%, 1/15/07 ..................................      Norway            51,550,000NOK           9,215,834
       U.S. Treasury Bill, 1.895%, 2/24/05 ................................   United States        10,000,000              9,971,590
                                                                                                                      --------------
       TOTAL GOVERNMENT AGENCIES (COST $239,395,817) ......................                                              243,222,541
                                                                                                                      --------------
       TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
         (COST $4,137,191,466) ............................................                                            5,916,815,002
                                                                                                                      --------------


30 | Annual Report

MUTUAL DISCOVERY FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    COUNTRY    PRINCIPAL AMOUNT(g)      VALUE
------------------------------------------------------------------------------------------------------------------------------------
       REPURCHASE AGREEMENTS
(j),(k)Bank of America LLC, 2.32%, 1/03/05 (Maturity Value $20,005),
         Collateralized by U.S. Government Agency Securities,
         3.929-6.50%, 11/1/17-12/1/34 .......................................    United States    $    20,001      $        20,001
(j),(k)Barclays Capital Inc., 2.25%, 1/03/05 (Maturity Value $20,2005),
         Collateralized by U.S. Government Agency Securities,
         0.00-7.00%, 3/21/05-8/15/19 ........................................    United States         20,001               20,001
(j),(k)Bear Stearns & Co. 2.25% 1/03/05 (Maturity Value $20,005),
         Collateralized by U.S. Treasury Bond, 11/15/21; and
         U.S. Treasury Note, 2/15/07 ........................................    United States         20,001               20,001
(j),(k)Goldman Sachs & Co., 2.29%, 1/03/05 (Maturity Value $15,004),
         Collateralized by U.S. Government Agency Securities,
         4.00-6.50%, 3/01/17-1/01/35 ........................................    United States         15,001               15,001
(j),(k)Morgan Stanley & Co. Inc., 2.25%, 1/03/05 (Maturity Value $20,005),
         Collateralized by U.S. Government Agency Securities,
         4.00-8.00%, 7/01/08-1/01/35 ........................................    United States         20,001               20,001
                                                                                                                   ---------------
      TOTAL REPURCHASE AGREEMENTS (COST $95,005) ...........................                                               95,005
                                                                                                                   ---------------

       TOTAL INVESTMENTS (COST $4,137,286,471) 100.4% .......................                                        5,916,910,007
       OPTIONS WRITTEN ......................................................                                             (201,533)
       SECURITIES SOLD SHORT (.6)% ..........................................                                          (36,223,652)
       NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (1.3)% .............                                          (78,710,158)
       OTHER ASSETS, LESS LIABILITIES 1.5% ..................................                                           85,970,349
                                                                                                                   ---------------
       NET ASSETS 100.0% ....................................................                                      $ 5,887,745,013
                                                                                                                   ---------------
       OPTIONS WRITTEN

                                                                                                      ---------
       ISSUER                                                                                         CONTRACTS
                                                                                                      ---------
       HEALTH CARE EQUIPMENT & Supplies
    (l)Guidant Corp., Jan. 70.00 Calls, 1/21/05 .............................    United States            183               43,005
                                                                                                                   ---------------
       METALS & MINING
    (l)WMC Resources Ltd., Jan. 7.00 Calls, 1/26/05 .........................      Australia              279               73,159
    (l)WMC Resources Ltd., Jan. 7.25 Calls, 1/26/05 .........................      Australia              126               18,246
                                                                                                                   ---------------
                                                                                                                            91,405
                                                                                                                   ---------------
       SOFTWARE
    (l)Symantec Corp., Jan. 25.00 Calls, 1/21/05 ............................    United States            261               39,150
    (l)Symantec Corp., Jan. 27.50 Calls, 1/21/05 ............................    United States            173                7,093
    (l)Veritas Software Corp., Jan. 30.00 Calls, 1/21/05 ....................    United States            348               20,880
                                                                                                                   ---------------
                                                                                                                            67,123
                                                                                                                   ---------------
        TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $187,538) ...................                                     $       201,533
                                                                                                                   ---------------


                                                              Annual Report | 31

MUTUAL DISCOVERY FUND

   SECURITIES SOLD SHORT .6%                                          -----------------------------------------------------
   ISSUER                                                                  COUNTRY            SHARES               VALUE
                                                                      -----------------------------------------------------
   COMMUNICATIONS EQUIPMENT
(m)Tellabs Inc.                                                           United States        72,497        $      622,749
                                                                                                             --------------
   DIVERSIFIED FINANCIAL SERVICES .1%
(m)Nasdaq 100                                                             United States       178,100             7,109,752
                                                                                                             --------------
   FOOD PRODUCTS .4%
(m)Kraft Foods Inc., A                                                    United States       661,443            23,553,985
                                                                                                             --------------
   HOTELS RESTAURANTS & LEISURE
(m)Harrah's Entertainment Inc.                                            United States        15,000             1,003,350
                                                                                                             --------------
   PHARMACEUTICALS .1%
(m)Johnson & Johnson                                                      United States        62,028             3,933,816
                                                                                                             --------------
   TOTAL SECURITIES SOLD SHORT (PROCEEDS $34,463,607)                                                        $   36,223,652
                                                                                                             --------------

CURRENCY ABBREVIATIONS: | EUR - Euro | GBP - British Pound
                        | NOK - Norwegian Krone

(a)   Non-income producing.

(b) Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c)   See Note 10 regarding restricted securities.

(d)   See Note 11 regarding holdings of 5% voting securities.

(e)   See Note 12 regarding other considerations.

(f)   Security on loan. See Note 1(i).

(g)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(h)   Defaulted securities. See Note 9.

(i) See Note 1(h) regarding securities segregated with broker for securities sold short.

(j)   See Note 1(c) regarding repurchase agreements.

(k) Investments from cash collateral received for loaned securities. See Note 1(i).

(l)   See Note 1(g) regarding written options.

(m)   See Note 1(h) regarding securities sold short.

(n)   A portion of the security held in connection with open option contracts.


32 | See notes to financial statements. | Annual Report

MUTUAL DISCOVERY FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...............................................................................       $ 3,834,861,535
  Cost - Controlled affiliates (Note 11) ....................................................................            13,458,320
  Cost - Non-controlled affiliated issuers (Note 11) ........................................................           288,871,611
  Cost - Repurchase agreements ..............................................................................                95,005
                                                                                                                    ---------------
  Total cost of investments .................................................................................         4,137,286,471
                                                                                                                    ===============
  Value - Unaffiliated issuers (includes securities segregated with broker for securities sold short
 in the amount of $19,165,387) ..............................................................................         5,571,985,638
  Value - Controlled affiliates (Note 11) ...................................................................               500,007
  Value - Non-controlled affiliated issuers (Note 11) .......................................................           344,329,357
  Value - Repurchase agreements .............................................................................                95,005
                                                                                                                    ---------------
  Total value of investments ................................................................................         5,916,910,007
 Cash .......................................................................................................             7,063,536
 Foreign currency, at value (cost $10,995,492) ..............................................................            11,014,524
 Receivables:
  Investment securities sold ................................................................................            25,155,546
  Capital shares sold .......................................................................................            11,272,115
  Dividends and interest ....................................................................................            15,004,182
 Unrealized gain on forward exchange contracts (Note 8) .....................................................             5,886,272
 Due from broker - synthetic equity swaps ...................................................................             3,622,149
 Cash on deposit with brokers for securities sold short .....................................................            38,155,045
                                                                                                                    ---------------
      Total assets ..........................................................................................         6,034,083,376
                                                                                                                    ---------------
Liabilities:
 Payables:
  Investment securities purchased ...........................................................................            11,906,130
  Capital shares redeemed ...................................................................................             5,491,930
  Affiliates ................................................................................................             6,739,933
 Options written, at value (premiums received $187,538) .....................................................               201,533
 Securities sold short, at value (proceeds $34,463,607) .....................................................            36,223,652
 Payable upon return of securities loaned ...................................................................                95,005
 Unrealized loss on forward exchange contracts (Note 8) .....................................................            84,596,430
 Deferred tax ...............................................................................................               563,650
 Other liabilities ..........................................................................................               520,100
                                                                                                                    ---------------
      Total liabilities .....................................................................................           146,338,363
                                                                                                                    ---------------
        Net assets, at value ................................................................................       $ 5,887,745,013
                                                                                                                    ===============
Net assets consist of:
 Distributions in excess of net investment income ...........................................................       $   (31,462,123)
 Net unrealized appreciation (depreciation) .................................................................         1,699,381,958
 Accumulated net realized gain (loss) .......................................................................             9,860,772
 Capital shares .............................................................................................         4,209,964,406
                                                                                                                    ---------------
        Net assets, at value ................................................................................       $ 5,887,745,013
                                                                                                                    ===============


                         Annual Report | See notes to financial statements. | 33

MUTUAL DISCOVERY FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2004

CLASS Z:
Net assets, at value ..........................................................      $2,578,584,837
                                                                                     ==============
Shares outstanding ............................................................         106,297,981
                                                                                     ==============
Net asset value and maximum offering price per share(a) .......................      $        24.26
                                                                                     ==============
CLASS A:
Net assets, at value ..........................................................      $2,106,695,119
                                                                                     ==============
Shares outstanding ............................................................          87,510,451
                                                                                     ==============
Net asset value per sharea ....................................................      $        24.07
                                                                                     ==============
Maximum offering price per share (net asset value per share / 94.25%) .........      $        25.54
                                                                                     ==============
CLASS B:
Net assets, at value ..........................................................      $  186,841,082
                                                                                     ==============
Shares outstanding ............................................................           7,894,501
                                                                                     ==============
Net asset value and maximum offering price per share(a) .......................      $        23.67
                                                                                     ==============
CLASS C:
Net assets, at value ..........................................................      $  968,933,673
                                                                                     ==============
Shares outstanding ............................................................          40,422,852
                                                                                     ==============
Net asset value and maximum offering price per share(a) .......................      $        23.97
                                                                                     ==============
CLASS R:
Net assets, at value ..........................................................      $   46,690,302
                                                                                     ==============
Shares outstanding ............................................................           1,949,950
                                                                                     ==============
Net asset value and maximum offering price per share(a) .......................      $        23.94
                                                                                     ==============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


34 | See notes to financial statements. | Annual Report

MUTUAL DISCOVERY FUND

STATEMENT OF OPERATIONS
for the year ended December 31, 2004

Investment income:
 Dividends:
 (net of foreign taxes of $10,781,725)
  Unaffiliated issuers ..................................................................        $ 100,224,497
  Non-controlled affiliated issuers (Note 11) ...........................................            6,872,137
 Interest ...............................................................................           38,669,278
                                                                                                 -------------
      Total investment income ...........................................................          145,765,912
                                                                                                 -------------
Expenses:
 Management fees (Note 3) ...............................................................           39,454,603
 Administrative fees (Note 3) ...........................................................            3,821,604
 Distribution fees (Note 3)
  Class A ...............................................................................            5,894,152
  Class B ...............................................................................            1,446,706
  Class C ...............................................................................            8,100,985
  Class R ...............................................................................              163,534
 Transfer agent fees (Note 3) ...........................................................            6,931,200
 Custodian fees (Note 4) ................................................................              845,132
 Reports to shareholders ................................................................              290,500
 Registration and filing fees ...........................................................              245,500
 Professional fees ......................................................................              509,630
 Directors' fees and expenses ...........................................................              124,200
 Dividends on securities sold short .....................................................              578,566
 Other ..................................................................................              206,038
                                                                                                 -------------
      Total expenses ....................................................................           68,612,350
      Expense reductions (Note 4) .......................................................              (20,510)
                                                                                                 -------------
        Net expenses ....................................................................           68,591,840
                                                                                                 -------------
            Net investment income .......................................................           77,174,072
                                                                                                 -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers .................................................................          334,479,656
   Non-controlled affiliated issuers (Note 11) ..........................................              799,076
  Written options .......................................................................            1,030,921
  Foreign currency transactions .........................................................         (144,638,938)
  Securities sold short .................................................................           (1,980,229)
                                                                                                 -------------
      Net realized gain (loss) ..........................................................          189,690,486
 Net change in unrealized appreciation (depreciation) on:
  Investments ...........................................................................          629,231,511
  Translation of assets and liabilities denominated in foreign currencies ...............           11,521,106
  Deferred taxes ........................................................................              457,330
                                                                                                 -------------
      Net change in unrealized appreciation (depreciation) ..............................          641,209,947
                                                                                                 -------------
Net realized and unrealized gain (loss) .................................................          830,900,433
                                                                                                 -------------
Net increase (decrease) in net assets resulting from operations .........................        $ 908,074,505
                                                                                                 =============


                         Annual Report | See notes to financial statements. | 35

MUTUAL DISCOVERY FUND

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2004 and 2003

                                                                                                ------------------------------------
                                                                                                       2004               2003
                                                                                                ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................................    $    77,174,072     $    45,532,915
  Net realized gain (loss) from investments, written options, foreign currency transactions,
   and securities sold short ...............................................................        189,690,486          29,981,143
  Net change in unrealized appreciation (depreciation) on investments, translation of
   assets and liabilities denominated in foreign currencies, and deferred taxes ............        641,209,947         953,339,663
                                                                                                ------------------------------------
     Net increase (decrease) in net assets resulting from operations .......................        908,074,505       1,028,853,721
 Distributions to shareholders from:
  Net investment income:
   Class Z .................................................................................        (56,656,081)        (44,545,119)
   Class A .................................................................................        (39,448,944)        (24,770,503)
   Class B .................................................................................         (2,633,811)         (1,472,248)
   Class C .................................................................................        (13,213,407)         (8,953,988)
   Class R .................................................................................           (815,309)           (310,609)
                                                                                                ------------------------------------
 Total distributions to shareholders .......................................................       (112,767,552)        (80,052,467)
 Capital share transactions (Note 2):
   Class Z .................................................................................         50,114,536          13,927,225
   Class A .................................................................................        391,763,708         225,050,877
   Class B .................................................................................         47,123,925          28,358,365
   Class C .................................................................................        113,386,535          47,141,801
   Class R .................................................................................         21,446,986          12,178,619
                                                                                                ------------------------------------
 Total capital share transactions ..........................................................        623,835,690         326,656,887
 Redemption fees ...........................................................................             25,982                  --
                                                                                                ------------------------------------
     Net increase (decrease) in net assets .................................................      1,419,168,625       1,275,458,141
Net assets:
 Beginning of year .........................................................................      4,468,576,388       3,193,118,247
                                                                                                ------------------------------------
 End of year ...............................................................................    $ 5,887,745,013     $ 4,468,576,388
                                                                                                ====================================
Distributions in excess of net investment income included in net assets:
 End of year ...............................................................................    $   (31,462,123)    $   (12,232,773)
                                                                                                ====================================


36 | See notes to financial statements. | Annual Report

MUTUAL DISCOVERY FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Discovery Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), consisting of 6 separate series. The Company is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the series are presented separately. The Fund seeks long-term capital appreciation by investing primarily in common and preferred stocks and bonds. The Fund may also invest up to 100% of its assets in foreign securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System, are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Repurchase agreements are valued at cost.

Corporate debt securities and U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.


                                                              Annual Report | 37

MUTUAL DISCOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2004, all repurchase agreements held by the Fund had been entered into on that date.


38 | Annual Report

MUTUAL DISCOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and any equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


                                                              Annual Report | 39

MUTUAL DISCOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

I. SECURITIES LENDING

The Fund loans securities to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund received interest income of $45,049 from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.


40 | Annual Report

MUTUAL DISCOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. When the Fund invests in these securities, the Fund records an estimated deferred tax liability for net unrealized gains.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.


                                                              Annual Report | 41

MUTUAL DISCOVERY FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

N. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Effective March 1, 2005, Class B shares will no longer be offered except to existing Class B shareholders through reinvested distributions or exchanges into other Franklin Templeton funds' Class B shares, as permitted by the applicable fund prospectus. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004 there were 800 million shares authorized ($0.001 par value) of which 300 million, 100 million, 100 million, 100 million and 200 million were designated as Class Z, Class A, Class B, Class C and Class R, respectively. Transactions in the Fund's shares were as follows:

                                                        ----------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                                      2004                                      2003
                                                        ----------------------------------------------------------------------------
                                                           SHARES               AMOUNT               SHARES               AMOUNT
                                                        ----------------------------------------------------------------------------
CLASS Z SHARES:
 Shares sold ...................................          7,946,686         $ 174,333,866           9,521,544         $ 169,344,371
 Shares issued in reinvestment of
  distributions ................................          2,248,630            51,872,202           2,060,606            40,579,936
 Shares redeemed ...............................         (8,088,625)         (176,091,532)        (10,979,119)         (195,997,082)
                                                        ----------------------------------------------------------------------------
 Net increase (decrease) .......................          2,106,691         $  50,114,536             603,031         $  13,927,225
                                                        ============================================================================
CLASS A SHARES:
 Shares sold ...................................         28,991,422         $ 629,994,733          22,055,132         $ 399,929,888
 Shares issued in reinvestment of
  distributions ................................          1,608,954            36,824,687           1,194,006            23,361,387
 Shares redeemed ...............................        (12,750,856)         (275,055,712)        (11,199,697)         (198,240,398)
                                                        ----------------------------------------------------------------------------
 Net increase (decrease) .......................         17,849,520         $ 391,763,708          12,049,441         $ 225,050,877
                                                        ============================================================================


42 | Annual Report

MUTUAL DISCOVERY FUND

2. CAPITAL STOCK (CONTINUED)

                                                          --------------------------------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                        2004                                    2003
                                                            SHARES               AMOUNT              SHARES               AMOUNT
                                                          --------------------------------------------------------------------------

CLASS B SHARES:
 Shares sold .....................................         2,611,993         $  55,685,546          2,016,211         $  35,204,480
 Shares issued in reinvestment of
  distributions ..................................           106,415             2,382,517             69,605             1,329,652
 Shares redeemed .................................          (514,048)          (10,944,138)          (481,371)           (8,175,767)
                                                          --------------------------------------------------------------------------
 Net increase (decrease) .........................         2,204,360         $  47,123,925          1,604,445         $  28,358,365
                                                          ==========================================================================
CLASS C SHARES:
 Shares sold .....................................         9,235,697         $ 199,753,205          6,757,550         $ 121,233,343
 Shares issued in reinvestment of
  distributions ..................................           519,083            11,739,964            418,839             8,050,042
 Shares redeemed .................................        (4,560,279)          (98,106,634)        (4,741,353)          (82,141,584)
                                                          --------------------------------------------------------------------------
 Net increase (decrease) .........................         5,194,501         $ 113,386,535          2,435,036         $  47,141,801
                                                          ==========================================================================
CLASS R SHARES:
 Shares sold .....................................         1,223,108         $  26,261,073            854,653         $  14,829,497
 Shares issued in reinvestment of
  distributions ..................................            35,218               803,727             15,801               308,897
 Shares redeemed .................................          (258,493)           (5,617,814)          (165,979)           (2,959,775)
                                                          --------------------------------------------------------------------------
 Net increase (decrease) .........................           999,833         $  21,446,986            704,475         $  12,178,619
                                                          ==========================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers and/or directors of the following entities:

--------------------------------------------------------------------------------------------------
ENTITY                                                           AFFILIATION
--------------------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                  Investment manager
Franklin Templeton Services, LLC (FT Services)                   Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)             Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)    Transfer agent

A. MANAGEMENT FEES

Effective July 1, 2004, the Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------------------------
 ANNUALIZED FEE RATE    NET ASSETS
--------------------------------------------------------------------------------------------------
        0.800%          First $4 billion
        0.770%          Over $4 billion, up to and including $7 billion
        0.750%          Over $7 billion, up to and including $10 billion
        0.730%          Over $10 billion


                                                              Annual Report | 43

MUTUAL DISCOVERY FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

Prior to July 1, 2004, the Fund paid fees of 0.80% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Fund's aggregated average daily net assets as follows:

--------------------------------------------------------------------------------
  ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
        0.150%          First $200 million
        0.135%          Over $200 million, up to and including $700 million
        0.100%          Over $700 million, up to and including $1.2 billion
        0.075%          Over $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35% , 1.00%, 1.00%, and 0.50% per year of the average daily net asset of Class A, Class B, Class C, and Class R , respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received ..............................     $  804,272
Contingent deferred sales charges retained ..............     $  209,083

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $6,931,200, of which $4,610,634 was paid to Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.


44 | Annual Report

MUTUAL DISCOVERY FUND

5. INCOME TAXES

At December 31, 2004, the Fund had tax basis capital losses of $20,570,378 which may be carried over to offset future capital gains. Such losses expire in year 2011.

At December 31, 2004, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $24,933,773. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares, bond discounts and premiums, and certain dividends on securities sold short.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .......................................     $ 4,213,041,550
                                                                ===============
Unrealized appreciation ...................................     $ 1,788,258,135
Unrealized depreciation ...................................         (84,389,678)
                                                                ---------------
Net unrealized appreciation (depreciation) ................     $ 1,703,868,457
                                                                ===============
Distributable earnings--undistributed ordinary income .....     $    39,518,138
                                                                ===============

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

                                                    ----------------------------
                                                        2004            2003
                                                    ----------------------------
Distributions paid from -- ordinary income          $112,767,552     $80,052,467


                                                              Annual Report | 45

MUTUAL DISCOVERY FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the period ended December 31, 2004, aggregated $2,224,719,762 and $1,629,659,359, respectively.

Transactions in options written during the period ended December 31, 2004 were as follows:

                                            ------------------------------------
                                                NUMBER                PREMIUMS
                                             OF CONTRACTS             RECEIVED
                                            ------------------------------------
Options outstanding at
 December 31, 2003                              1,044,821           $   279,446
Options written                                   895,988             2,156,163
Options expired                                  (450,098)             (826,698)
Options exercised                              (1,486,906)             (980,125)
Options closed                                     (2,435)             (441,248)
                                            ------------------------------------
Options outstanding at
 December 31, 2004                                  1,370           $   187,538
                                            ====================================

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2004, the Fund had the following synthetic equity swaps outstanding:

---------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF                      UNREALIZED
CONTRACTS TO BUY                                                     CONTRACTS         VALUE       GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
Christian Dior SA (46.76 - 55.43 EUR) .....................            97,920       $6,650,513       $ 79,995
London Stock Exchange PLC (5.36 - 5.71 GBP) ...............            82,453          921,103         33,074
                                                                                                     --------
Total contracts to buy .................................... .....................................    $113,069
                                                                                                     ========

---------------------------------------------------------------------------------------------------------------
                                                                     NUMBER OF                      UNREALIZED
CONTRACTS TO SELL                                                    CONTRACTS         VALUE        GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton (53.87 - 61.76 EUR) ......            98,272       $7,514,557       $242,572
                                                                                                     --------
Total contracts to sell .........................................................................     242,572
                                                                                                     --------
Net unrealized gain (loss) ......................................................................    $355,641
                                                                                                     ========


46 | Annual Report

MUTUAL DISCOVERY FUND

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

------------------------------------------------------------------------------------------------------------------
                                                         IN                SETTLEMENT                 UNREALIZED
CONTRACTS TO BUY:                                   EXCHANGE FOR              DATE                    GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------
    60,808,319    Canadian Dollars .......  U.S.  $   47,202,905             1/21/05           U.S.  $  3,491,352
    77,880,000    Taiwan Dollar ..........             2,400,000             2/16/05                       49,827
    19,144,132    Canadian Dollars .......            15,875,001             4/21/05                       85,580
                                                  --------------                                     -------------
                                            U.S.  $   65,477,906                               U.S.     3,626,759
                                                  ==============                                     =============

------------------------------------------------------------------------------------------------------------------
                                                         IN                SETTLEMENT                 UNREALIZED
CONTRACTS TO SELL:                                  EXCHANGE FOR              DATE                    GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------
     1,700,000    British Pounds .........  U.S.  $    3,265,241             2/10/05           U.S.  $     11,273
    46,501,643    British Pounds .........            89,290,624             3/21/05                      473,017
    99,779,534    British Pounds .........           191,593,440             6/08/05                    1,761,729
 5,130,675,000    Korean Won .............             4,950,000             6/17/05                       13,494
                                                  --------------                                     -------------
                                            U.S.  $  289,099,305                                        2,259,513
                                                  ==============                                     -------------
    Unrealized gain on forward exchange contracts ..........................................   U.S.  $  5,886,272
                                                                                                     =============

------------------------------------------------------------------------------------------------------------------
                                                         IN                 SETTLEMENT                UNREALIZED
CONTRACTS TO BUY:                                   EXCHANGE FOR               DATE                   GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------
     8,367,365    Canadian Dollars .......  U.S.  $    7,050,000             4/21/05           U.S.  $    (74,076)
                                                  --------------                                     -------------

------------------------------------------------------------------------------------------------------------------
                                                         IN                 SETTLEMENT                UNREALIZED
CONTRACTS TO SELL:                                  EXCHANGE FOR               DATE                   GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------
   208,456,395    Canadian Dollars .......  U.S.  $  158,576,382             1/21/05           U.S.  $(15,208,098)
   536,212,973    South African Rand .....            85,111,067             1/26/05                   (9,171,176)
    67,800,000    British Pounds .........           125,159,520             2/10/05                   (4,616,396)
   418,626,000    Taiwan Dollar ..........            12,850,000             2/16/05                     (318,483)
    20,150,000    Euro ...................            24,885,250             2/23/05                   (2,471,875)
   808,433,744    Danish Krona ...........           132,694,884             3/17/05                  (14,880,060)
11,980,853,199    Japanese Yen ...........           110,442,169             3/28/05                   (7,252,045)
    79,867,880    Canadian Dollars .......            60,694,327             4/21/05                   (5,892,018)
    66,334,148    Euro ...................            83,735,049             4/25/05                   (6,417,980)
    21,400,000    Euro ...................            26,445,894             5/23/05                   (2,654,905)
120,676,802,260   Korean Won .............           115,075,000             6/17/05                   (1,358,949)
    45,000,000    Euro ...................            56,826,000             7/25/05                   (4,450,104)
    21,000,000    Euro ...................            25,960,725             8/23/05                   (2,653,874)
    15,500,000    Euro ...................            18,879,000             9/13/05                   (2,251,512)
                                                  --------------                                     -------------
                                            U.S.  $1,037,335,267                                      (79,597,475)
                                                  ==============                                     -------------
  Net unrealized loss on offsetting forward exchange contracts .............................           (4,924,879)
                                                                                                     -------------
    Unrealized loss on forward exchange contracts ..........................................          (84,596,430)
                                                                                                     -------------
      Net unrealized loss on forward exchange contracts ....................................   U.S.  $(78,710,158)
                                                                                                     =============


                                                              Annual Report | 47

MUTUAL DISCOVERY FUND

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2004, the value of these securities was $129,334,884, representing 2.19% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.

10. RESTRICTED SECURITIES

At December 31, 2004, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

----------------------------------------------------------------------------------------------------------------
      SHARES/                                                      ACQUISITION
     WARRANTS     ISSUER                                               DATE            COST            VALUE
----------------------------------------------------------------------------------------------------------------
      332,512     AboveNet Inc. ................................     10/02/01       $14,529,931    $  7,968,118
       11,105     AboveNet Inc., wts., 9/08/08 .................     10/02/01         1,437,838          71,072
       13,066     AboveNet Inc., wts., 9/08/10 .................     10/02/01         1,768,651          52,264
       11,589     FE Capital Holdings Ltd. .....................      8/29/03        11,592,327      15,412,910
    2,247,600     Florida East Coast Industries Inc. ...........     12/29/95        67,070,841      96,298,422
    8,758,216     Hancock Discovery LLC ........................      3/06/97        13,458,320         500,007
    4,551,501     Imagine Group Holdings Ltd. ..................      8/31/04        46,614,334      46,614,334
    2,689,230     International Steel Group ....................      4/10/02        12,990,000     103,621,410
      684,780     Leucadia National Corp. ......................     12/20/02        24,138,495      45,199,589
       47,160     Olympus Re Holdings Ltd. .....................     12/19/01         4,716,000       8,072,849
       14,787     Security Capital European Realty .............      4/08/98           810,051         106,466
          170     Torre Mayor Investments, LP ..................     10/28/02        17,000,000      11,050,000
                                                                                                   ------------
TOTAL RESTRICTED SECURITIES (5.69% OF NET ASSETS) ............................................     $334,967,441
                                                                                                   ============


48 | Annual Report

MUTUAL DISCOVERY FUND

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at December 31, 2004 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                            NUMBER OF                           NUMBER OF
                                         SHARES HELD AT                          SHARES                       REALIZED
                                            BEGINNING     GROSS       GROSS      HELD AT       VALUE AT      INVESTMENT    CAPITAL
NAME OF ISSUER                               OF YEAR    ADDITIONS  REDUCTIONS  END OF YEAR    END OF YEAR      INCOME    GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------------
CONTROLLED AFFILIATES(a)

Hancock Discovery LLC ..................    8,758,216           --        --    8,758,216    $    500,007    $       --    $     --
                                                                                             ---------------------------------------
NON-CONTROLLED AFFILIATES

Esmark Inc., Series A, 10.00%,
  cvt., pfd ............................           --       18,647        --       18,647    $ 18,646,800    $       --    $     --
Farmer Brothers Co. ....................       81,152      823,485        --      904,637      21,928,401       326,527          --
FE Capital Holdings Ltd. ...............       11,445          144        --       11,589      15,412,910            --          --
Florida East Coast
  Industries Inc. ......................           --    2,247,600        --    2,247,600      96,298,422       224,760          --
Gammon Lake Resources Inc. .............           --    2,136,800        --    2,136,800      11,455,892            --          --
Gammon Lake Resources Inc.,
  wts., 4/30/05 ........................           --    2,265,300        --    2,265,300      12,144,811            --          --
Imagine Group Holdings Ltd. ............           --    4,551,501        --    4,551,501      46,614,334            --          --
Nippon Investment LLC ..................    8,656,000           --        --    8,656,000              --            --          --
Potlatch Corp. .........................    1,111,450    1,078,700        --    2,190,150     110,777,787     6,320,850          --
Southwest Royalties Inc., A ............       53,272           --    53,272           --                (b)         --     799,076
Torre Mayor Investments, LP ............          170           --        --          170      11,050,000            --          --
                                                                                             ---------------------------------------
TOTAL NON-CONTROLLED AFFILIATES ........ ...............................................     $344,329,357    $6,872,137    $799,076
                                                                                             ---------------------------------------
TOTAL AFFILIATED SECURITIES (5.86% OF NET ASSETS) ......................................     $344,829,364    $6,872,137    $799,076
                                                                                             =======================================

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

(b)   As of December 31, 2004, no longer an affiliate.

12. OTHER CONSIDERATIONS

Franklin Mutual, as the Fund's Manager, may serve as a member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At December 31, 2004, the Manager serves in one or more of these capacities for Kindred Healthcare, AboveNet Inc., and Esmark Inc. As a result of this involvement, the Manager may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


                                                              Annual Report | 49

MUTUAL DISCOVERY FUND

13. REGULATORY MATTERS

INVESTIGATIONS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.


50 | Annual Report

MUTUAL DISCOVERY FUND

13. REGULATORY MATTERS (continued)

SETTLEMENTS (CONTINUED)

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").


                                                              Annual Report | 51

MUTUAL DISCOVERY FUND

13. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS

The Fund, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.


52 | Annual Report

MUTUAL DISCOVERY FUND

13. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                              Annual Report | 53

MUTUAL DISCOVERY FUND

REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF MUTUAL DISCOVERY FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Mutual Discovery Fund (one of the portfolios constituting the Franklin Mutual Series Fund Inc.) (the Fund), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Discovery Fund of the Franklin Mutual Series Fund Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                   /s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2005


54 | Annual Report

MUTUAL DISCOVERY FUND

TAX DESIGNATION (UNAUDITED)

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designated up to a maximum of $ 106,530,570 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b) (2) of the Code, the Fund hereby designates 17.39% of the ordinary income dividends as income qualifying for the dividends received deducion for the fiscal year ended 2004.

At 2004, more than 50% of the Mutual Discovery Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the tables below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 16, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund, to Class Z, Class A, Class B, Class C and Class R shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.


                                                              Annual Report | 55

MUTUAL DISCOVERY FUND

-----------------------------------------------------------------------------------------------------------------------
                                                                              CLASS Z
                                                                                                             ADJUSTED
                                                 FOREIGN TAX        FOREIGN             FOREIGN              FOREIGN
                                                     PAID        SOURCE INCOME    QUALIFIED DIVIDENDS     SOURCE INCOME
  COUNTRY                                         PER SHARE        PER SHARE           PER SHARE            PER SHARE
-----------------------------------------------------------------------------------------------------------------------
Australia ...................................       0.0000           0.0004              0.0004              0.0002
Belgium .....................................       0.0010           0.0047              0.0047              0.0020
Bermuda .....................................       0.0000           0.0021              0.0012              0.0014
Canada ......................................       0.0045           0.0148              0.0139              0.0069
Denmark .....................................       0.0017           0.0081              0.0081              0.0035
France ......................................       0.0048           0.0297              0.0230              0.0166
Germany .....................................       0.0011           0.0096              0.0051              0.0067
Hong Kong ...................................       0.0000           0.0005              0.0000              0.0005
India .......................................       0.0000           0.0027              0.0027              0.0012
Ireland .....................................       0.0000           0.0176              0.0176              0.0075
Italy .......................................       0.0005           0.0022              0.0022              0.0009
Japan .......................................       0.0005           0.0090              0.0048              0.0063
Jersey Islands ..............................       0.0000           0.0017              0.0000              0.0017
Luxembourg ..................................       0.0011           0.0049              0.0049              0.0021
Mexico ......................................       0.0000           0.0013              0.0013              0.0006
Netherlands .................................       0.0020           0.0091              0.0089              0.0040
New Zealand .................................       0.0001           0.0009              0.0000              0.0009
Norway ......................................       0.0073           0.0369              0.0337              0.0176
South Africa ................................       0.0000           0.0119              0.0044              0.0094
South Korea .................................       0.0048           0.0200              0.0200              0.0086
Spain .......................................       0.0022           0.0102              0.0102              0.0044
Sweden ......................................       0.0005           0.0026              0.0026              0.0011
Switzerland .................................       0.0026           0.0121              0.0121              0.0052
Taiwan ......................................       0.0011           0.0038              0.0038              0.0016
United Kingdom ..............................       0.0092           0.0800              0.0629              0.0441
                                                   ------------------------------------------------------------------
TOTAL .......................................      $0.0450          $0.2968             $0.2485             $0.1550
                                                   ====================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                              CLASS A
                                                                                                             ADJUSTED
                                                 FOREIGN TAX        FOREIGN             FOREIGN              FOREIGN
                                                     PAID        SOURCE INCOME    QUALIFIED DIVIDENDS     SOURCE INCOME
  COUNTRY                                         PER SHARE        PER SHARE           PER SHARE            PER SHARE
-----------------------------------------------------------------------------------------------------------------------
Australia ...................................       0.0000           0.0003              0.0003              0.0001
Belgium .....................................       0.0010           0.0040              0.0040              0.0017
Bermuda .....................................       0.0000           0.0018              0.0011              0.0012
Canada ......................................       0.0045           0.0127              0.0119              0.0059
Denmark .....................................       0.0017           0.0069              0.0069              0.0030
France ......................................       0.0048           0.0255              0.0197              0.0142
Germany .....................................       0.0011           0.0082              0.0043              0.0057
Hong Kong ...................................       0.0000           0.0004              0.0000              0.0004
India .......................................       0.0000           0.0023              0.0023              0.0010
Ireland .....................................       0.0000           0.0151              0.0151              0.0065
Italy .......................................       0.0005           0.0019              0.0019              0.0008
Japan .......................................       0.0005           0.0078              0.0042              0.0054
Jersey Islands ..............................       0.0000           0.0014              0.0000              0.0014
Luxembourg ..................................       0.0011           0.0042              0.0042              0.0018
Mexico ......................................       0.0000           0.0012              0.0012              0.0005
Netherlands .................................       0.0020           0.0078              0.0076              0.0035
New Zealand .................................       0.0001           0.0008              0.0000              0.0008
Norway ......................................       0.0073           0.0317              0.0289              0.0152
South Africa ................................       0.0000           0.0102              0.0038              0.0080
South Korea .................................       0.0048           0.0172              0.0172              0.0074
Spain .......................................       0.0022           0.0088              0.0088              0.0038
Sweden ......................................       0.0005           0.0022              0.0022              0.0009
Switzerland .................................       0.0026           0.0104              0.0104              0.0045
Taiwan ......................................       0.0011           0.0033              0.0033              0.0014
United Kingdom ..............................       0.0092           0.0688              0.0541              0.0379
                                                   --------------------------------------------------------------------
TOTAL .......................................      $0.0450          $0.2549             $0.2134             $0.1330
                                                   ====================================================================


56 |  Annual Report

MUTUAL DISCOVERY FUND

-----------------------------------------------------------------------------------------------------------------------
                                                                              CLASS B
                                                                                                             ADJUSTED
                                                 FOREIGN TAX        FOREIGN             FOREIGN              FOREIGN
                                                     PAID        SOURCE INCOME    QUALIFIED DIVIDENDS     SOURCE INCOME
  COUNTRY                                         PER SHARE        PER SHARE           PER SHARE            PER SHARE
-----------------------------------------------------------------------------------------------------------------------
Australia .................................         0.0000           0.0002              0.0002              0.0001
Belgium ...................................         0.0010           0.0029              0.0029              0.0012
Bermuda ...................................         0.0000           0.0013              0.0008              0.0008
Canada ....................................         0.0045           0.0092              0.0087              0.0042
Denmark ...................................         0.0017           0.0050              0.0050              0.0021
France ....................................         0.0048           0.0184              0.0142              0.0103
Germany ...................................         0.0011           0.0059              0.0031              0.0041
Hong Kong .................................         0.0000           0.0003              0.0000              0.0003
India .....................................         0.0000           0.0017              0.0017              0.0007
Ireland ...................................         0.0000           0.0109              0.0109              0.0047
Italy .....................................         0.0005           0.0014              0.0014              0.0006
Japan .....................................         0.0005           0.0056              0.0030              0.0039
Jersey Islands ............................         0.0000           0.0010              0.0000              0.0010
Luxembourg ................................         0.0011           0.0030              0.0030              0.0013
Mexico ....................................         0.0000           0.0008              0.0008              0.0003
Netherlands ...............................         0.0020           0.0056              0.0055              0.0025
New Zealand ...............................         0.0001           0.0005              0.0000              0.0005
Norway ....................................         0.0073           0.0229              0.0209              0.0110
South Africa ..............................         0.0000           0.0074              0.0027              0.0059
South Korea ...............................         0.0048           0.0124              0.0124              0.0053
Spain .....................................         0.0022           0.0063              0.0063              0.0027
Sweden ....................................         0.0005           0.0016              0.0016              0.0007
Switzerland ...............................         0.0026           0.0075              0.0075              0.0032
Taiwan ....................................         0.0011           0.0024              0.0024              0.0010
United Kingdom ............................         0.0092           0.0496              0.0390              0.0273
                                                   --------------------------------------------------------------------
Total .....................................        $0.0450          $0.1838             $0.1540             $0.0957
                                                   ====================================================================

-----------------------------------------------------------------------------------------------------------------------
                                                                              CLASS C
                                                                                                             ADJUSTED
                                                 FOREIGN TAX        FOREIGN             FOREIGN              FOREIGN
                                                     PAID        SOURCE INCOME    QUALIFIED DIVIDENDS     SOURCE INCOME
  COUNTRY                                         PER SHARE        PER SHARE           PER SHARE            PER SHARE
-----------------------------------------------------------------------------------------------------------------------
Australia .................................         0.0000           0.0002              0.0002              0.0001
Belgium ...................................         0.0010           0.0027              0.0027              0.0012
Bermuda ...................................         0.0000           0.0013              0.0008              0.0008
Canada ....................................         0.0045           0.0087              0.0082              0.0040
Denmark ...................................         0.0017           0.0048              0.0048              0.0021
France ....................................         0.0048           0.0174              0.0135              0.0097
Germany ...................................         0.0011           0.0056              0.0030              0.0039
Hong Kong .................................         0.0000           0.0003              0.0000              0.0003
India .....................................         0.0000           0.0016              0.0016              0.0007
Ireland ...................................         0.0000           0.0103              0.0103              0.0044
Italy .....................................         0.0005           0.0013              0.0013              0.0006
Japan .....................................         0.0005           0.0053              0.0028              0.0037
Jersey Islands ............................         0.0000           0.0010              0.0000              0.0010
Luxembourg ................................         0.0011           0.0029              0.0029              0.0012
Mexico ....................................         0.0000           0.0008              0.0008              0.0003
Netherlands ...............................         0.0020           0.0053              0.0052              0.0023
New Zealand ...............................         0.0001           0.0005              0.0000              0.0005
Norway ....................................         0.0073           0.0217              0.0198              0.0104
South Africa ..............................         0.0000           0.0070              0.0026              0.0055
South Korea ...............................         0.0048           0.0118              0.0118              0.0051
Spain .....................................         0.0022           0.0060              0.0060              0.0026
Sweden ....................................         0.0005           0.0015              0.0015              0.0006
Switzerland ...............................         0.0026           0.0071              0.0071              0.0030
Taiwan ....................................         0.0011           0.0023              0.0023              0.0010
United Kingdom ............................         0.0092           0.0470              0.0370              0.0259
                                                   --------------------------------------------------------------------
Total .....................................        $0.0450          $0.1744             $0.1462             $0.0909
                                                   ====================================================================


                                                              Annual Report | 57

MUTUAL DISCOVERY FUND

-----------------------------------------------------------------------------------------------------------------------
                                                                              CLASS R
                                                                                                             ADJUSTED
                                                 FOREIGN TAX        FOREIGN             FOREIGN              FOREIGN
                                                     PAID        SOURCE INCOME    QUALIFIED DIVIDENDS     SOURCE INCOME
  COUNTRY                                         PER SHARE        PER SHARE           PER SHARE            PER SHARE
-----------------------------------------------------------------------------------------------------------------------
Australia ...................................       0.0000           0.0003              0.0003              0.0001
Belgium .....................................       0.0010           0.0039              0.0039              0.0017
Bermuda .....................................       0.0000           0.0018              0.0011              0.0012
Canada ......................................       0.0045           0.0122              0.0115              0.0056
Denmark .....................................       0.0017           0.0067              0.0067              0.0029
France ......................................       0.0048           0.0245              0.0189              0.0137
Germany .....................................       0.0011           0.0079              0.0042              0.0055
Hong Kong ...................................       0.0000           0.0004              0.0000              0.0004
India .......................................       0.0000           0.0022              0.0022              0.0009
Ireland .....................................       0.0000           0.0145              0.0145              0.0062
Italy .......................................       0.0005           0.0018              0.0018              0.0008
Japan .......................................       0.0005           0.0075              0.0040              0.0052
Jersey Islands ..............................       0.0000           0.0014              0.0000              0.0014
Luxembourg ..................................       0.0011           0.0040              0.0040              0.0017
Mexico ......................................       0.0000           0.0011              0.0011              0.0005
Netherlands .................................       0.0020           0.0075              0.0074              0.0033
New Zealand .................................       0.0001           0.0007              0.0000              0.0007
Norway ......................................       0.0073           0.0305              0.0278              0.0146
South Africa ................................       0.0000           0.0098              0.0036              0.0077
South Korea .................................       0.0048           0.0166              0.0166              0.0071
Spain .......................................       0.0022           0.0084              0.0084              0.0036
Sweden ......................................       0.0005           0.0021              0.0021              0.0009
Switzerland .................................       0.0026           0.0100              0.0100              0.0043
Taiwan ......................................       0.0011           0.0032              0.0032              0.0014
United Kingdom ..............................       0.0092           0.0662              0.0520              0.0365
                                                   --------------------------------------------------------------------
Total .......................................      $0.0450          $0.2452             $0.2053             $0.1279
                                                   ====================================================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.


58 | Annual Report

MUTUAL DISCOVERY FUND

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.


                                                              Annual Report | 59

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                POSITION            TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (63)         Director            Since 1987         7                            None
51 John F. Kennedy Parkway
Short Hills, NJ 07078
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, NYU Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; and financial consultant; and FORMERLY,
Vice Director, NYU Salomon Center, Stern School of Business, New York University; and Director, Stern School of Business M.B.A.
Program.
------------------------------------------------------------------------------------------------------------------------------------
ANN TORRE GRANT (46)                 Director            Since 1994         7                            Independent Director, SLM,
51 John F. Kennedy Parkway                                                                               Corporation (Sallie Mae)
Short Hills, NJ 07078                                                                                    and Allied Capital
                                                                                                         Corporation (financial
                                                                                                         services).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (75)             Director            Since 2002         12                           Director, Fiduciary
51 John F. Kennedy Parkway                                                                               Emerging Markets Bond Fund
Short Hills, NJ 07078                                                                                    PLC and Fiduciary
                                                                                                         International Ireland
                                                                                                         Limited.
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates, management consultants to the financial services industry.
------------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (74)             Director            Since 1974         7                            None
51 John F. Kennedy Parkway
Short Hills, NJ 07078
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and part owner McKinstry
Inc., Chicopee, MA (manufacturer of electrical enclosures).
------------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (75)                Director            Since 1996         28                           None
51 John F. Kennedy Parkway
Short Hills, NJ 07078
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and
Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light (1965-1969);
and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------


60 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                POSITION            TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (74)               Director            Since 1998         12                           None
51 John F. Kennedy Parkway
Short Hills, NJ 07078
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------
LEONARD RUBIN (79)                   Director            Since 1996         12                           None
51 John F. Kennedy Parkway
Short Hills, NJ 07078
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (58)                  Director            Since 1991         12                           Director, El Oro Mining and
51 John F. Kennedy Parkway                                                                               Exploration Co., p.l.c.
Short Hills, NJ 07078
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                POSITION            TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (79)            Director            Since 1996         18                           None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**ANNE M. TATLOCK (65)               Director            Since 2002         7                            Director, Fortune Brands,
600 Fifth Avenue, 7th Floor                                                                              Inc. (consumer products)
New York, NY 10020-2302                                                                                  and Merck & Co. Inc.
                                                                                                         (pharmaceuticals).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 61

------------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                POSITION            TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**DAVID J. WINTERS (42)              Director,           Director since     7                            None
51 John F. Kennedy Parkway           President,          2001, President
Short Hills, NJ 07078-2702           Chairman of         since 1999,
                                     the Board and       Chairman of the
                                     Chief               Board and Chief
                                     Executive           Executive Officer
                                     Officer -           - Investment
                                     Investment          Management
                                     Management          since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)                  Chief               Since July 2004    Not Applicable               Not Applicable
One Franklin Parkway                 Compliance
San Mateo, CA 94403-1906             Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
----------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)                Senior Vice         Since 2002         Not Applicable               Not Applicable
500 East Broward Blvd.               President and
Suite 2100                           Chief Executive
Fort Lauderdale, FL 33394-3091       Officer - Finance
                                     and Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (57)                   Vice President      Since 2000         Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


62 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                POSITION            TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)                Vice President      Since 2000         Not Applicable               Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc., and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (67)               Vice President -    Since 2000         Not Applicable               Not Applicable
600 Fifth Avenue                     AML Compliance
Rockefeller Center
New York, NY 10020-2302
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc.
and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL MORANTZ (35)                 Treasurer           Since July 2004    Not Applicable               Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)               Vice President      Since 2000         Not Applicable               Not Applicable
One Franklin Parkway                 and Secretary
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 63

------------------------------------------------------------------------------------------------------------------------------------
                                                                            NUMBER OF PORTFOLIOS IN
                                                         LENGTH OF          FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS                POSITION            TIME SERVED        BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)                 Chief Financial     Since May 2004     Not Applicable               Not Applicable
500 East Broward Blvd.               Officer and
Suite 2100                           Chief Accounting
Fort Lauderdale, FL 33394-3091       Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered to be an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, Mutual Series' adviser.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE GRANT, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


64 | Annual Report

MUTUAL DISCOVERY FUND

SHAREHOLDER INFORMATION
PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 65

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

                      This page intentionally left blank.

                      This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(5), (6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(7)

National Funds
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(9)
Colorado
Connecticut
Florida(9)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(10)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(7) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8)   Portfolio of insured municipal securities.

(9) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(10) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/04                                              Not part of the annual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)              One Franklin Parkway
      INVESTMENTS                     San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL DISCOVERY FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER

David J. Winters, CFA

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

Shareholder Services

1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

477 A2004 02/05



MUTUAL EUROPEAN FUND



                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  ANNUAL REPORT AND SHAREHOLDER LETTER                          INTERNATIONAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
              MUTUAL EUROPEAN FUND
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                              THANK YOU FOR YOUR CONTINUED PARTICIPATION

                              At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE         Mutual Series is part of Franklin Templeton
                              Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.

TRUE DIVERSIFICATION          Because these management groups work independently
                              and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                              That's why the funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST     Franklin Templeton Investments seeks to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Mutual European Fund ......................................................    4

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   14

Financial Highlights and Statement of Investments .........................   16

Financial Statements ......................................................   25

Notes to Financial Statements .............................................   29

Report of Independent Registered Public
Accounting Firm ...........................................................   43

Tax Designation ...........................................................   44

Board Members and Officers ................................................   48

Shareholder Information ...................................................   53

--------------------------------------------------------------------------------

ANNUAL REPORT

MUTUAL EUROPEAN FUND

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual European Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities. The Fund normally will invest at least 80% of its assets in the securities of issuers organized under the laws of or whose principal business operations are located in, or who earn at least 50% of their revenue from, European countries.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual European Fund's annual report for the fiscal year ended December 31, 2004.

PERFORMANCE OVERVIEW

Mutual European Fund - Class Z posted a 21.58% cumulative total return for the 12 months ended December 31, 2004. The Fund performed in line with its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Europe Index, which returned 21.61% over the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

The global economic recovery continued in 2004, led by growth in the U.S. As of December 31, 2004, U.S. gross domestic product (GDP) had increased for 13 consecutive quarters.(2) The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank projected euro zone growth may be between 1.6% and 2.0% in 2004, compared with only 0.5% in 2003. The U.S. dollar declined about 7% versus the euro during 2004.(3)

(1) Source: Standard & Poor's Micropal. The MSCI AC Europe Index is market capitalization weighted and measures total returns of equity securities available to foreign (non-local) investors in developed and emerging markets in Europe. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2)   Source: Bureau of Economic Analysis.

(3)   Source: FactSet Research Systems Inc.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


4 | Annual Report

This hurt European exports into the U.S., as it made their goods more expensive in the world's biggest market.

Oil prices increased during most of 2004, reaching $56 dollars per barrel in October, but declined to end the year at $43. Higher oil prices triggered investor worries about inflation, decreased spending -- due to cautionary consumer and business sentiment -- and slower economic and corporate profit growth. As of December 31, 2004, the 12-month moving average price of oil was about $41 per barrel.(4)

In this environment, the MSCI World ex-U.S. Index's total return was 20.84% in U.S. dollars for the 12-month period ended December 31, 2004.(5) European markets, as measured by the MSCI AC Europe Index, had a one-year total return of 21.61% in U.S. dollars.(6) In local currencies, these indexes had notably lower total returns of 13.16% and 12.90% for the same period.(5), (6) In 2004, most of the world's currencies strengthened in relation to the U.S. dollar, which benefited U.S.-based investors of non-U.S. developed and emerging market equities.

INVESTMENT STRATEGY

We follow a distinctive, three-pronged investment approach, which combines investments in what we believe are undervalued common stocks with distressed debt investing and risk arbitrage. Our style aims to provide our shareholders with superior risk-adjusted results over time. We employ rigorous, fundamental analysis to find compelling situations. In our opinion, successful investing is as much about assessing risk and containing losses as it is about achieving profits. In choosing investments, we look at the market price of an individual company's securities relative to our evaluation of its intrinsic value based on factors including book value, cash flow generation, long-term earnings potential and earnings multiples. We may invest in bankrupt or distressed companies if we believe the market overreacted to adverse developments or failed to appreciate positive changes.

(4)   Source: U.S. Department of Energy.

(5) Source: Standard & Poor's Micropal. The MSCI World ex-U.S. Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets, excluding the U.S.

(6) Source: Standard & Poor's Micropal. See footnote 1 for a description of the MSCI AC Europe Index.

GEOGRAPHIC DISTRIBUTION*

Based on Total Net Assets as of 12/31/04

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

U.K.                          24.3%
Germany                       10.5%
U.S.                           9.4%
Switzerland                    8.5%
Netherlands                    8.3%
Irish Republic                 7.2%
France                         6.6%
Norway                         4.7%
Spain                          4.6%
Denmark                        3.7%
Belgium                        3.4%
Finland                        2.7%
Luxembourg                     1.6%
Italy                          1.4%
Poland                         1.2%
Other Countries                2.4%

*  Other Net Assets = -0.5% because of foreign currency hedging.


                                                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/04

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Tobacco                                                                    10.1%
--------------------------------------------------------------------------------
Food Products                                                               9.3%
--------------------------------------------------------------------------------
Commercial Banks                                                            7.6%
--------------------------------------------------------------------------------
Media                                                                       6.3%
--------------------------------------------------------------------------------
Metals & Mining                                                             5.6%
--------------------------------------------------------------------------------
Machinery                                                                   5.6%
--------------------------------------------------------------------------------
Beverages                                                                   5.5%
--------------------------------------------------------------------------------
Insurance                                                                   4.5%
--------------------------------------------------------------------------------
Chemicals                                                                   3.9%
--------------------------------------------------------------------------------
Diversified Telecommunication Services                                      3.3%
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

The Fund's equity investments provided the most significant contribution to performance in 2004. Examples of holdings that performed well included Altadis, a Franco-Spanish tobacco company; Orkla, a Norwegian conglomerate; and Almanij, a Belgian financial holding company.

In 2004, tobacco companies operating in Europe, such as Altadis, encountered a challenging sales environment, especially in France after the government imposed two substantial tax increases by early 2004 that pressured volumes and contributed to reduced consumption of about 25% in volume. Despite challenges in France and elsewhere, Altadis shares performed well as management returned cash to shareholders through dividends and share repurchases. In addition, the company announced two acquisitions and a cost-restructuring program, all of which could enable management to continue to increase cash flow and create shareholder value. As a result of these and other factors, Altadis shares appreciated about 65% in 2004. Despite this strong performance, the stock still traded at a significant discount to its European peers and our calculation of the stock's intrinsic value. In addition, some analysts believe the industry is ready for more consolidation. For these and other reasons, we remain enthusiastic about the prospects of our Altadis investment.

Oslo-based Orkla is one of Norway's largest conglomerates with operations in food, media, chemicals and beverages. In early 2004, Orkla's management announced it would divest the company's beverage operations, a 40% stake in the Danish company Carlsberg Breweries. We believed the negotiated price for Carlsberg was favorable, and the market rewarded management's decision to return part of the proceeds to shareholders in the form of a special dividend. The equity market anticipates Orkla to further divest non-core assets and return the proceeds to shareholders. The company reported better-than-expected quarterly results for most of 2004 as its restructuring program progressed ahead of expectations and as some new product launches experienced success. Largely as a result, the stock's discount to its intrinsic value narrowed, and including the special dividend, Orkla shares returned 73% in 2004.

Almanij is a Belgian holding company that owns equity stakes in a number of European financial institutions, with its primary investment being a controlling interest in Belgian bank KBC Bancassurance (KBC). For many years, Almanij shares traded at a substantial discount to the sum of its parts largely due to the complex nature of its holding structure, as well as the low valuation afforded by the market to KBC. We bought the company's shares bearing in mind the potential for cost rationalization in KBC's Belgian home market, the growth of KBC's operations in central Europe and the opportunities to simplify Almanij's ownership structure. In 2004, KBC succeeded in controlling its


6 | Annual Report
costs and realized strong growth in its central European operations. Largely as a result, KBC shares appreciated sharply. Furthermore, with the aim of untangling the relationship between the two companies, KBC and Almanij in December 2004 entered into an agreement whereby KBC will acquire Almanij at a significant premium. With the rise in KBC's stock price during the period and KBC's share offer, Almanij stock appreciated 108% in 2004. At period-end, we continued to own Almanij shares as we believed the shares in KBC, which we will receive in exchange for our Almanij shares, were still priced below our estimate of their intrinsic value.

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. At Mutual Series, we typically seek to hedge (protect) against currency risk, which can reduce or eliminate the positive or negative effect on Fund performance of holding investments denominated in currencies other than the U.S. dollar. In 2004, we remained less than fully hedged in foreign currencies allowing shareholders to benefit from a declining U.S. dollar. However, one cannot expect the same result in future periods.

Although many of our investments performed well, there were several detractors from Fund performance during the fiscal year. Positions that declined in value during the period included Eurotunnel, a distressed investment in the operator of the English Channel tunnel; MG Technologies, a German conglomerate with interests in the engineering and chemicals sectors; and Highland Gold Mining, a U.K.-based gold mining company operating mainly in eastern Europe.

Eurotunnel's debt securities declined in 2004 largely due to uncertainties surrounding the ultimate resolution of the company's financial situation, as well as continuing mediocre operating results after the board and management team were replaced in April 2004. Distressed investing can be a lengthy process, and it is not unusual for securities to weaken somewhat before a restructuring or financial resolution is ultimately worked out.

MG Technologies declined mainly due to the failed divestment of its plastics operations, the slower-than-expected turnaround of the company's plant engineering division, and the sudden departure of its chief executive officer. The company is also in the midst of a restructuring.

In December, Highland's share price fell in anticipation of an equity offering, which was subsequently priced at a discount to the market. However, the fundamental stock valuations improved because of the offering.

TOP 10 HOLDINGS
12/31/04

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
British American Tobacco PLC                                                3.5%
   TOBACCO, U.K.
--------------------------------------------------------------------------------
Altadis SA                                                                  3.4%
   TOBACCO, SPAIN
--------------------------------------------------------------------------------
NTL Inc.                                                                    3.1%
   MEDIA, U.K.
--------------------------------------------------------------------------------
Schindler Holding AG, ord. & Reg D                                          3.1%
   MACHINERY, SWITZERLAND
--------------------------------------------------------------------------------
Orkla ASA                                                                   3.1%
   FOOD PRODUCTS, NORWAY
--------------------------------------------------------------------------------
Allied Irish Banks PLC                                                      2.6%
   COMMERCIAL BANKS, IRISH REPUBLIC
--------------------------------------------------------------------------------
White Mountains Insurance Group Inc.                                        2.6%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
Imperial Tobacco Group PLC                                                  2.2%
   TOBACCO, U.K.
--------------------------------------------------------------------------------
Carlsberg AS, A & B                                                         2.0%
   BEVERAGES, DENMARK
--------------------------------------------------------------------------------
Anglo American PLC, ord. & ADR                                              1.9%
   METALS & MINING, U.K.
--------------------------------------------------------------------------------


                                                               Annual Report | 7

Thank you for your continued participation in Mutual European Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]                         /s/ David J. Winters, CFA

                                        David J. Winters, CFA

[PHOTO OMITTED]                         /s/ Philippe Brugere-Trelat

                                        Philippe Brugere-Trelat

                                        Co-Portfolio Managers
                                        Mutual European Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
PHILIPPE BRUGERE-TRELAT

Philippe Brugere-Trelat is vice president of Franklin Mutual Advisers, LLC (Mutual Series) and portfolio manager of Mutual European Fund. Mr. Brugere-Trelat brings over 20 years of experience in the European equity markets. He is intimately familiar with Mutual Series' approach to investing, having begun his career with Mutual Series Fund in 1984 under Max Heine and Michael Price. He spent over 10 years (1984-1994) following European investments for the funds.

Prior to rejoining Mutual Series in 2004, Mr. Brugere-Trelat was president and portfolio manager of Eurovest, a French registered fund exclusively invested in European markets (1996-2004). Before that, he was a principal of Omega Advisors Inc., a large New York-based hedge fund, where he was responsible for European equity markets (1994-1996). Mr. Brugere-Trelat is a graduate of the University of Paris, France, where he earned a master's degree in law and political science.
--------------------------------------------------------------------------------


8 | Annual Report

PERFORMANCE SUMMARY AS OF 12/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------------------------
CLASS Z                                                 CHANGE      12/31/04         12/31/03
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$2.96       $19.75           $16.79
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
---------------------------------------------------------------------------------------------
Dividend Income                           $0.6010
---------------------------------------------------------------------------------------------
Long-Term Capital Gain                    $0.0230
---------------------------------------------------------------------------------------------
  TOTAL                                   $0.6240
---------------------------------------------------------------------------------------------
CLASS A                                                 CHANGE      12/31/04         12/31/03
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$2.91       $19.50           $16.59
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
---------------------------------------------------------------------------------------------
Dividend Income                           $0.5419
---------------------------------------------------------------------------------------------
Long-Term Capital Gain                    $0.0230
---------------------------------------------------------------------------------------------
  TOTAL                                   $0.5649
---------------------------------------------------------------------------------------------
CLASS B                                                 CHANGE       12/31/04        12/31/03
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$2.83       $19.14           $16.31
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
---------------------------------------------------------------------------------------------
Dividend Income                           $0.4350
---------------------------------------------------------------------------------------------
Long-Term Capital Gain                    $0.0230
---------------------------------------------------------------------------------------------
  TOTAL                                   $0.4580
---------------------------------------------------------------------------------------------
CLASS C                                                 CHANGE       12/31/04        12/31/03
---------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$2.90       $19.50           $16.60
---------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
---------------------------------------------------------------------------------------------
Dividend Income                           $0.4279
---------------------------------------------------------------------------------------------
Long-Term Capital Gain                    $0.0230
---------------------------------------------------------------------------------------------
  TOTAL                                   $0.4509
---------------------------------------------------------------------------------------------

Mutual European Fund paid distributions derived from long-term capital gains of
2.30 cents ($0.0230) per share in December 2004. The Fund designated such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3).


                                                               Annual Report | 9

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

------------------------------------------------------------------------------------------
CLASS Z                                          1-YEAR       5-YEAR    INCEPTION (7/3/96)
------------------------------------------------------------------------------------------
Cumulative Total Return(2)                        21.58%       62.53%         252.75%
------------------------------------------------------------------------------------------
Average Annual Total Return(3)                    21.58%       10.20%          15.99%
------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                  $12,158      $16,253         $35,275
------------------------------------------------------------------------------------------
CLASS A                                          1-YEAR       5-YEAR   INCEPTION (11/1/96)
------------------------------------------------------------------------------------------
Cumulative Total Return(2)                        21.23%       59.77%         214.10%
------------------------------------------------------------------------------------------
Average Annual Total Return(3)                    14.27%        8.53%          14.22%
------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                  $11,427      $15,060         $29,610
------------------------------------------------------------------------------------------
CLASS B                                          1-YEAR       5-YEAR    INCEPTION (1/1/99)
------------------------------------------------------------------------------------------
Cumulative Total Return(2)                        20.41%       54.03%         124.48%
------------------------------------------------------------------------------------------
Average Annual Total Return(3)                    16.41%        8.82%          14.35%
------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                  $11,641      $15,263         $22,348
------------------------------------------------------------------------------------------
CLASS C                                          1-YEAR       5-YEAR   INCEPTION (11/1/96)
------------------------------------------------------------------------------------------
Cumulative Total Return(2)                        20.43%       54.83%         199.58%
------------------------------------------------------------------------------------------
Average Annual Total Return(3)                    19.43%        9.14%          14.38%
------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                  $11,943      $15,483         $29,958
------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual European Fund - Class Z, as tracked by the growth in value of a $10,000 investment, to that of the MSCI All Country Europe Index5 from 7/3/96-12/31/04.

      CLASS Z (7/3/96-12/31/04)

                   MUTUAL EUROPEAN        MSCI AC EUROPE
   DATE                  FUND                INDEX(5)
   ----            ---------------        --------------
  7/3/1996              $10,000              $10,000
 7/31/1996              $10,060               $9,892
 8/31/1996              $10,430              $10,191
 9/30/1996              $10,640              $10,399
10/31/1996              $10,840              $10,636
11/30/1996              $11,260              $11,171
12/31/1996              $11,461              $11,393
 1/31/1997              $11,985              $11,468
 2/28/1997              $12,237              $11,625
 3/31/1997              $12,398              $11,992
 4/30/1997              $12,377              $11,926
 5/31/1997              $12,538              $12,443
 6/30/1997              $12,961              $13,065
 7/31/1997              $13,526              $13,668
 8/31/1997              $13,283              $12,900
 9/30/1997              $14,164              $14,168
10/31/1997              $13,628              $13,472
11/30/1997              $13,769              $13,673
12/31/1997              $14,116              $14,215
 1/31/1998              $14,351              $14,726
 2/28/1998              $15,135              $15,878
 3/31/1998              $16,222              $17,013
 4/30/1998              $16,636              $17,381
 5/31/1998              $17,219              $17,652
 6/30/1998              $16,827              $17,824
 7/31/1998              $16,692              $18,208
 8/31/1998              $14,793              $15,837
 9/30/1998              $13,434              $15,203
10/31/1998              $13,826              $16,423
11/30/1998              $14,724              $17,319
12/31/1998              $14,784              $18,079
 1/31/1999              $14,820              $17,989
 2/28/1999              $15,008              $17,553
 3/31/1999              $15,350              $17,757
 4/30/1999              $16,246              $18,310
 5/31/1999              $16,282              $17,466
 6/30/1999              $16,848              $17,764
 7/31/1999              $16,872              $17,958
 8/31/1999              $17,027              $18,148
 9/30/1999              $17,027              $18,019
10/31/1999              $17,576              $18,671
11/30/1999              $19,055              $19,193
12/31/1999              $21,705              $21,215
 1/31/2000              $22,193              $19,731
 2/29/2000              $25,034              $20,747
 3/31/2000              $24,263              $21,246
 4/30/2000              $23,594              $20,318
 5/31/2000              $23,633              $20,143
 6/30/2000              $23,650              $20,530
 7/31/2000              $23,799              $20,206
 8/31/2000              $24,395              $19,952
 9/30/2000              $23,799              $19,020
10/31/2000              $24,070              $18,867
11/30/2000              $23,975              $18,064
12/31/2000              $24,845              $19,334
 1/31/2001              $25,533              $19,364
 2/28/2001              $25,389              $17,635
 3/31/2001              $24,397              $16,325
 4/30/2001              $25,133              $17,519
 5/31/2001              $25,565              $16,692
 6/30/2001              $25,406              $16,066
 7/31/2001              $25,262              $16,085
 8/31/2001              $25,021              $15,675
 9/30/2001              $22,161              $14,099
10/31/2001              $22,884              $14,567
11/30/2001              $23,366              $15,166
12/31/2001              $23,668              $15,566
 1/31/2002              $24,176              $14,780
 2/28/2002              $24,537              $14,759
 3/31/2002              $25,506              $15,572
 4/30/2002              $26,031              $15,481
 5/31/2002              $26,179              $15,449
 6/30/2002              $25,179              $14,905
 7/31/2002              $23,225              $13,255
 8/31/2002              $23,258              $13,260
 9/30/2002              $21,785              $11,530
10/31/2002              $21,851              $12,645
11/30/2002              $22,066              $13,271
12/31/2002              $21,842              $12,788
 1/31/2003              $21,236              $12,187
 2/28/2003              $20,579              $11,804
 3/31/2003              $20,882              $11,625
 4/30/2003              $22,549              $13,220
 5/31/2003              $23,981              $14,102
 6/30/2003              $24,301              $14,249
 7/31/2003              $24,860              $14,532
 8/31/2003              $25,385              $14,533
 9/30/2003              $25,792              $14,835
10/31/2003              $26,876              $15,812
11/30/2003              $27,859              $16,480
12/31/2003              $29,016              $17,842
 1/31/2004              $29,344              $18,058
 2/29/2004              $30,312              $18,603
 3/31/2004              $30,191              $18,066
 4/30/2004              $29,949              $17,901
 5/31/2004              $30,036              $18,202
 6/30/2004              $30,711              $18,456
 7/31/2004              $30,362              $17,953
 8/31/2004              $30,449              $17,982
 9/30/2004              $31,355              $18,715
10/31/2004              $32,157              $19,399
11/30/2004              $33,865              $20,809
12/31/2004              $35,275              $21,697



AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------
CLASS Z                                12/31/04
-----------------------------------------------
1-Year                                   21.58%
-----------------------------------------------
5-Year                                   10.20%
-----------------------------------------------
Since Inception (7/3/96)                 15.99%
-----------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual European Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the MSCI All Country Europe Index5 from 11/1/96-12/31/04.

      CLASS A (11/1/96-12/31/04)

              MUTUAL EUROPEAN    MSCI AC EUROPE
   DATE             FUND             INDEX(5)
   ----       ---------------    --------------
         11/1/1996               $9,426               $10,000
        11/30/1996               $9,783               $10,503
        12/31/1996               $9,954               $10,712
         1/31/1997              $10,409               $10,783
         2/28/1997              $10,619               $10,930
         3/31/1997              $10,759               $11,276
         4/30/1997              $10,742               $11,213
         5/31/1997              $10,873               $11,699
         6/30/1997              $11,240               $12,284
         7/31/1997              $11,723               $12,851
         8/31/1997              $11,512               $12,129
         9/30/1997              $12,269               $13,321
        10/31/1997              $11,802               $12,667
        11/30/1997              $11,917               $12,856
        12/31/1997              $12,214               $13,366
         1/31/1998              $12,419               $13,846
         2/28/1998              $13,079               $14,929
         3/31/1998              $14,002               $15,996
         4/30/1998              $14,352               $16,342
         5/31/1998              $14,858               $16,597
         6/30/1998              $14,517               $16,759
         7/31/1998              $14,374               $17,120
         8/31/1998              $12,737               $14,890
         9/30/1998              $11,559               $14,294
        10/31/1998              $11,889               $15,442
        11/30/1998              $12,657               $16,284
        12/31/1998              $12,711               $16,999
         1/31/1999              $12,742               $16,914
         2/28/1999              $12,895               $16,504
         3/31/1999              $13,180               $16,696
         4/30/1999              $13,955               $17,216
         5/31/1999              $13,965               $16,422
         6/30/1999              $14,442               $16,702
         7/31/1999              $14,463               $16,885
         8/31/1999              $14,597               $17,063
         9/30/1999              $14,587               $16,942
        10/31/1999              $15,050               $17,555
        11/30/1999              $16,308               $18,046
        12/31/1999              $18,565               $19,947
         1/31/2000              $18,975               $18,552
         2/29/2000              $21,402               $19,507
         3/31/2000              $20,737               $19,976
         4/30/2000              $20,161               $19,104
         5/31/2000              $20,194               $18,939
         6/30/2000              $20,190               $19,303
         7/31/2000              $20,319               $18,999
         8/31/2000              $20,810               $18,759
         9/30/2000              $20,307               $17,883
        10/31/2000              $20,529               $17,739
        11/30/2000              $20,447               $16,985
        12/31/2000              $21,177               $18,178
         1/31/2001              $21,756               $18,206
         2/28/2001              $21,618               $16,581
         3/31/2001              $20,777               $15,350
         4/30/2001              $21,398               $16,472
         5/31/2001              $21,756               $15,694
         6/30/2001              $21,614               $15,105
         7/31/2001              $21,475               $15,124
         8/31/2001              $21,282               $14,738
         9/30/2001              $18,834               $13,256
        10/31/2001              $19,456               $13,696
        11/30/2001              $19,857               $14,259
        12/31/2001              $20,106               $14,636
         1/31/2002              $20,529               $13,897
         2/28/2002              $20,825               $13,876
         3/31/2002              $21,642               $14,642
         4/30/2002              $22,079               $14,555
         5/31/2002              $22,206               $14,526
         6/30/2002              $21,342               $14,014
         7/31/2002              $19,694               $12,462
         8/31/2002              $19,708               $12,467
         9/30/2002              $18,458               $10,841
        10/31/2002              $18,501               $11,889
        11/30/2002              $18,671               $12,478
        12/31/2002              $18,489               $12,023
         1/31/2003              $17,970               $11,459
         2/28/2003              $17,408               $11,098
         3/31/2003              $17,653               $10,930
         4/30/2003              $19,065               $12,430
         5/31/2003              $20,261               $13,260
         6/30/2003              $20,529               $13,397
         7/31/2003              $20,993               $13,664
         8/31/2003              $21,442               $13,664
         9/30/2003              $21,776               $13,948
        10/31/2003              $22,675               $14,867
        11/30/2003              $23,501               $15,495
        12/31/2003              $24,468               $16,776
         1/31/2004              $24,733               $16,979
         2/29/2004              $25,545               $17,492
         3/31/2004              $25,442               $16,986
         4/30/2004              $25,235               $16,831
         5/31/2004              $25,294               $17,114
         6/30/2004              $25,862               $17,353
         7/31/2004              $25,550               $16,880
         8/31/2004              $25,625               $16,907
         9/30/2004              $26,368               $17,596
        10/31/2004              $27,037               $18,240
        11/30/2004              $28,480               $19,566
        12/31/2004              $29,610               $20,400


AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------
CLASS A                                12/31/04
-----------------------------------------------
1-Year                                   14.27%
-----------------------------------------------
5-Year                                    8.53%
-----------------------------------------------
Since Inception (11/1/96)                14.22%
-----------------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------
CLASS B                                12/31/04
-----------------------------------------------
1-Year                                   16.41%
-----------------------------------------------
5-Year                                    8.82%
-----------------------------------------------
Since Inception (1/1/99)                 14.35%
-----------------------------------------------



  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual European Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of the MSCI All Country Europe Index5 from 1/1/99-12/31/04.

      CLASS B (1/1/99-12/31/04)

              MUTUAL EUROPEAN       MSCI AC EUROPE
   DATE             FUND               INDEX(5)
   ----       ---------------    --------------------
  1/1/1999        $10,000               $10,000
 1/31/1999        $10,016                $9,950
 2/28/1999        $10,136                $9,709
 3/31/1999        $10,361                $9,822
 4/30/1999        $10,954               $10,128
 5/31/1999        $10,962                $9,661
 6/30/1999        $11,334                $9,826
 7/31/1999        $11,342                $9,933
 8/31/1999        $11,439               $10,038
 9/30/1999        $11,431                $9,967
10/31/1999        $11,788               $10,327
11/30/1999        $12,770               $10,616
12/31/1999        $14,517               $11,735
 1/31/2000        $14,831               $10,914
 2/29/2000        $16,713               $11,476
 3/31/2000        $16,190               $11,752
 4/30/2000        $15,729               $11,239
 5/31/2000        $15,746               $11,141
 6/30/2000        $15,738               $11,356
 7/31/2000        $15,820               $11,177
 8/31/2000        $16,206               $11,036
 9/30/2000        $15,802               $10,520
10/31/2000        $15,967               $10,436
11/30/2000        $15,894                $9,992
12/31/2000        $16,450               $10,694
 1/31/2001        $16,894               $10,710
 2/28/2001        $16,775                $9,754
 3/31/2001        $16,114                $9,030
 4/30/2001        $16,580                $9,690
 5/31/2001        $16,861                $9,232
 6/30/2001        $16,744                $8,886
 7/31/2001        $16,624                $8,897
 8/31/2001        $16,462                $8,670
 9/30/2001        $14,572                $7,798
10/31/2001        $15,028                $8,057
11/30/2001        $15,332                $8,389
12/31/2001        $15,518                $8,610
 1/31/2002        $15,838                $8,175
 2/28/2002        $16,058                $8,163
 3/31/2002        $16,675                $8,613
 4/30/2002        $17,006                $8,563
 5/31/2002        $17,094                $8,545
 6/30/2002        $16,425                $8,244
 7/31/2002        $15,136                $7,331
 8/31/2002        $15,147                $7,334
 9/30/2002        $14,169                $6,378
10/31/2002        $14,203                $6,994
11/30/2002        $14,325                $7,340
12/31/2002        $14,182                $7,073
 1/31/2003        $13,778                $6,741
 2/28/2003        $13,329                $6,529
 3/31/2003        $13,520                $6,430
 4/30/2003        $14,586                $7,312
 5/31/2003        $15,494                $7,800
 6/30/2003        $15,696                $7,881
 7/31/2003        $16,034                $8,038
 8/31/2003        $16,373                $8,038
 9/30/2003        $16,621                $8,205
10/31/2003        $17,298                $8,746
11/30/2003        $17,919                $9,115
12/31/2003        $18,642                $9,869
 1/31/2004        $18,836                $9,988
 2/29/2004        $19,442               $10,290
 3/31/2004        $19,351                $9,993
 4/30/2004        $19,191                $9,902
 5/31/2004        $19,225               $10,068
 6/30/2004        $19,633               $10,209
 7/31/2004        $19,391                $9,930
 8/31/2004        $19,437                $9,946
 9/30/2004        $19,990               $10,352
10/31/2004        $20,485               $10,730
11/30/2004        $21,568               $11,510
12/31/2004        $22,348               $12,001

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------------------
CLASS C                                12/31/04
-----------------------------------------------
1-Year                                   19.43%
-----------------------------------------------
5-Year                                    9.14%
-----------------------------------------------
Since Inception (11/1/96)                14.38%
-----------------------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual European Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the MSCI All Country Europe Index5 from 11/1/96-12/31/04.

      CLASS C (11/1/96-12/31/04)

                  MUTUAL EUROPEAN        MSCI AC EUROPE
   DATE                FUND                 INDEX(5)
   ----           ---------------        --------------
 11/1/1996               $10,000             $10,000
11/30/1996               $10,369             $10,503
12/31/1996               $10,552             $10,712
 1/31/1997               $11,025             $10,783
 2/28/1997               $11,248             $10,930
 3/31/1997               $11,378             $11,276
 4/30/1997               $11,359             $11,213
 5/31/1997               $11,489             $11,699
 6/30/1997               $11,869             $12,284
 7/31/1997               $12,370             $12,851
 8/31/1997               $12,137             $12,129
 9/30/1997               $12,929             $13,321
10/31/1997               $12,435             $12,667
11/30/1997               $12,556             $12,856
12/31/1997               $12,862             $13,366
 1/31/1998               $13,067             $13,846
 2/28/1998               $13,776             $14,929
 3/31/1998               $14,751             $15,996
 4/30/1998               $15,110             $16,342
 5/31/1998               $15,634             $16,597
 6/30/1998               $15,264             $16,759
 7/31/1998               $15,122             $17,120
 8/31/1998               $13,383             $14,890
 9/30/1998               $12,140             $14,294
10/31/1998               $12,487             $15,442
11/30/1998               $13,288             $16,284
12/31/1998               $13,332             $16,999
 1/31/1999               $13,354             $16,914
 2/28/1999               $13,515             $16,504
 3/31/1999               $13,814             $16,696
 4/30/1999               $14,607             $17,216
 5/31/1999               $14,618             $16,422
 6/30/1999               $15,116             $16,702
 7/31/1999               $15,127             $16,885
 8/31/1999               $15,257             $17,063
 9/30/1999               $15,246             $16,942
10/31/1999               $15,722             $17,555
11/30/1999               $17,030             $18,046
12/31/1999               $19,385             $19,947
 1/31/2000               $19,802             $18,552
 2/29/2000               $22,336             $19,507
 3/31/2000               $21,630             $19,976
 4/30/2000               $21,017             $19,104
 5/31/2000               $21,040             $18,939
 6/30/2000               $21,026             $19,303
 7/31/2000               $21,147             $18,999
 8/31/2000               $21,659             $18,759
 9/30/2000               $21,111             $17,883
10/31/2000               $21,342             $17,739
11/30/2000               $21,233             $16,985
12/31/2000               $21,987             $18,178
 1/31/2001               $22,574             $18,206
 2/28/2001               $22,431             $16,581
 3/31/2001               $21,529             $15,350
 4/30/2001               $22,159             $16,472
 5/31/2001               $22,531             $15,694
 6/30/2001               $22,371             $15,105
 7/31/2001               $22,213             $15,124
 8/31/2001               $21,998             $14,738
 9/30/2001               $19,460             $13,256
10/31/2001               $20,090             $13,696
11/30/2001               $20,492             $14,259
12/31/2001               $20,745             $14,636
 1/31/2002               $21,166             $13,897
 2/28/2002               $21,471             $13,876
 3/31/2002               $22,284             $14,642
 4/30/2002               $22,734             $14,555
 5/31/2002               $22,850             $14,526
 6/30/2002               $21,950             $14,014
 7/31/2002               $20,238             $12,462
 8/31/2002               $20,252             $12,467
 9/30/2002               $18,950             $10,841
10/31/2002               $18,979             $11,889
11/30/2002               $19,155             $12,478
12/31/2002               $18,952             $12,023
 1/31/2003               $18,406             $11,459
 2/28/2003               $17,831             $11,098
 3/31/2003               $18,067             $10,930
 4/30/2003               $19,497             $12,430
 5/31/2003               $20,722             $13,260
 6/30/2003               $20,972             $13,397
 7/31/2003               $21,432             $13,664
 8/31/2003               $21,877             $13,664
 9/30/2003               $22,218             $13,948
10/31/2003               $23,123             $14,867
11/30/2003               $23,953             $15,495
12/31/2003               $24,921             $16,776
 1/31/2004               $25,176             $16,979
 2/29/2004               $25,987             $17,492
 3/31/2004               $25,867             $16,986
 4/30/2004               $25,657             $16,831
 5/31/2004               $25,702             $17,114
 6/30/2004               $26,251             $17,353
 7/31/2004               $25,933             $16,880
 8/31/2004               $25,994             $16,907
 9/30/2004               $26,735             $17,596
10/31/2004               $27,401             $18,240
11/30/2004               $28,838             $19,566
12/31/2004               $29,958             $20,400



12 | Annual Report

ENDNOTES

BECAUSE THE FUND INVESTS PRIMARILY IN ISSUERS LOCATED IN A SINGLE REGION, IT MAY BE AFFECTED BY GREATER VOLATILITY THAN A MORE GEOGRAPHICALLY DIVERSIFIED FUND. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) Source: Standard & Poor's Micropal. The MSCI AC Europe Index is market capitalization weighted and measures total returns of equity securities available to foreign (non-local) investors in developed and emerging markets in Europe.


                                                              Annual Report | 13

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period." IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------
                                   BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES PAID DURING
CLASS Z                              VALUE 6/30/04      VALUE 12/31/04    PERIOD* 6/30/04-12/31/04
--------------------------------------------------------------------------------------------------
Actual                                  $1,000            $1,148.70                $ 5.73
--------------------------------------------------------------------------------------------------
Hypothetical (5% return before
 expenses)                              $1,000            $1,019.81                $ 5.38
--------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------
Actual                                  $1,000            $1,146.90                $ 7.61
--------------------------------------------------------------------------------------------------
Hypothetical (5% return before
 expenses)                              $1,000            $1,018.05                $ 7.15
--------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------
Actual                                  $1,000            $1,143.40                $11.10
--------------------------------------------------------------------------------------------------
Hypothetical (5% return before
 expenses)                              $1,000            $1,014.78                $10.43
--------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------
Actual                                  $1,000            $1,143.30                $11.10
--------------------------------------------------------------------------------------------------
Hypothetical (5% return before
 expenses)                              $1,000            $1,014.78                $10.43
--------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      1.06%; A: 1.41%; B: 2.06%; and C: 2.06%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                              Annual Report | 15

MUTUAL EUROPEAN FUND

FINANCIAL HIGHLIGHTS

                                                                  ------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS Z                                                             2004          2003          2002        2001       2000
                                                                  ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................    $   16.79     $   12.97     $   14.43   $  15.52   $   16.89
                                                                  ------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ....................................          .37           .32           .27        .35         .35

 Net realized and unrealized gains (losses) ..................         3.21          3.93         (1.38)     (1.08)       1.98
                                                                  ------------------------------------------------------------
Total from investment operations .............................         3.58          4.25         (1.11)      (.73)       2.33
                                                                  ------------------------------------------------------------
Less distributions from:

 Net investment income .......................................         (.60)         (.43)         (.25)      (.32)       (.54)

 Net realized gains ..........................................         (.02)           --          (.10)      (.04)      (3.16)
                                                                  ------------------------------------------------------------
Total distributions ..........................................         (.62)         (.43)         (.35)      (.36)      (3.70)
                                                                  ------------------------------------------------------------
Redemption fees ..............................................           --(d)         --(d)         --         --          --
                                                                  ------------------------------------------------------------
Net asset value, end of year .................................    $   19.75     $   16.79     $   12.97   $  14.43   $   15.52
                                                                  ============================================================

Total return(b) ..............................................        21.58%        32.84%        (7.71)%    (4.74)%     14.46%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................    $ 650,547     $ 498,667     $ 376,828   $448,732   $ 577,663

Ratios to average net assets:*

 Expenses(c) .................................................         1.07%         1.08%         1.05%      1.05%       1.04%

 Expenses, net of waiver and payments by affiliate(c) ........         1.07%         1.08%         1.05%      1.05%       1.03%

 Net investment income .......................................         2.10%         2.19%         1.88%      2.27%       1.93%

Portfolio turnover rate ......................................        33.11%        52.33%        29.86%     52.15%     111.83%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ....................................................         1.07%         1.08%         1.04%      1.04%       1.04%

 Expenses, net of waiver and payments by affiliate ...........         1.07%         1.08%         1.04%      1.04%       1.03%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


16 | See notes to financial statements. | Annual Report

MUTUAL EUROPEAN FUND

                                                                  ------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
CLASS A                                                             2004          2003          2002        2001       2000
                                                                  ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................    $   16.59     $   12.83     $   14.27   $  15.36   $   16.75
                                                                  ------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ....................................          .31           .26           .22        .28         .28

 Net realized and unrealized gains (losses) ..................         3.16          3.88         (1.35)     (1.06)       1.97
                                                                  ------------------------------------------------------------
Total from investment operations .............................         3.47          4.14         (1.13)      (.78)       2.25
                                                                  ------------------------------------------------------------
Less distributions from:

 Net investment income .......................................         (.54)         (.38)         (.21)      (.27)       (.48)

 Net realized gains ..........................................         (.02)           --          (.10)      (.04)      (3.16)
                                                                  ------------------------------------------------------------
Total distributions ..........................................         (.56)         (.38)         (.31)      (.31)      (3.64)
                                                                  ------------------------------------------------------------
Redemption fees ..............................................           --(d)         --(d)         --         --          --
                                                                  ------------------------------------------------------------
Net asset value, end of year .................................    $   19.50     $   16.59     $   12.83   $  14.27   $   15.36
                                                                  ============================================================

Total return(b) ..............................................        21.23%        32.34%        (8.05)%    (5.05)%     14.07%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................    $ 545,120     $ 417,630     $ 302,735   $254,632   $ 223,831

Ratios to average net assets:*

 Expenses(c) .................................................         1.42%         1.43%         1.40%      1.40%       1.39%

  Expenses, net of waiver and payments by affiliate(c) .......         1.42%         1.43%         1.40%      1.40%       1.38%

 Net investment income .......................................         1.75%         1.84%         1.53%      1.88%       1.56%

Portfolio turnover rate ......................................        33.11%        52.33%        29.86%     52.15%     111.83%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ....................................................         1.42%         1.43%         1.39%      1.39%       1.39%

 Expenses, net of waiver and payments by affiliate ...........         1.42%         1.43%         1.39%      1.39%       1.38%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial statements. | 17

MUTUAL EUROPEAN FUND

                                                                  ------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS B                                                             2004          2003          2002        2001       2000
                                                                  ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................    $   16.31     $   12.64     $   14.09   $  15.19   $   16.66
                                                                  ------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ....................................          .19           .16           .10        .18         .16

 Net realized and unrealized gains (losses) ..................         3.10          3.81         (1.31)     (1.03)       1.95
                                                                  ------------------------------------------------------------
Total from investment operations .............................         3.29          3.97         (1.21)      (.85)       2.11
                                                                  ------------------------------------------------------------
Less distributions from:

 Net investment income .......................................         (.44)         (.30)         (.14)      (.21)       (.42)

 Net realized gains ..........................................         (.02)           --          (.10)      (.04)      (3.16)
                                                                  ------------------------------------------------------------
Total distributions ..........................................         (.46)         (.30)         (.24)      (.25)      (3.58)
                                                                  ------------------------------------------------------------
Redemption fees ..............................................           --(d)         --(d)         --         --          --
                                                                  ------------------------------------------------------------
Net asset value, end of year .................................    $   19.14     $   16.31     $   12.64   $  14.09   $   15.19
                                                                  ============================================================

Total return(b) ..............................................        20.41%        31.45%        (8.61)%    (5.66)%     13.31%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................    $  50,216     $  38,526     $   24,855  $ 12,960   $   6,655

Ratios to average net assets:*

 Expenses(c) .................................................         2.07%         2.08%         2.05%      2.03%       2.04%

 Expenses, net of waiver and payments by affiliate(c) .......          2.07%         2.08%         2.05%      2.03%       2.03%

 Net investment income .......................................         1.10%         1.19%          .87%      1.20%        .92%

Portfolio turnover rate ......................................        33.11%        52.33%        29.86%     52.15%     111.83%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ....................................................         2.07%         2.08%         2.04%      2.02%       2.04%

 Expenses, net of waiver and payments by affiliate ...........         2.07%         2.08%         2.04%      2.02%       2.03%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


18 | See notes to financial statements. | Annual Report

MUTUAL EUROPEAN FUND

                                                                  ------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS C                                                             2004          2003          2002        2001       2000
                                                                  ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...........................    $   16.60     $   12.85     $   14.29   $  15.37   $   16.75
                                                                  ------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ....................................          .20           .17           .13        .19         .16

 Net realized and unrealized gains (losses) ..................         3.15          3.87         (1.35)     (1.06)       1.99
                                                                  ------------------------------------------------------------
Total from investment operations .............................         3.35          4.04         (1.22)      (.87)       2.15
                                                                  ------------------------------------------------------------
Less distributions from:

 Net investment income .......................................         (.43)         (.29)         (.12)      (.17)       (.37)

 Net realized gains ..........................................         (.02)           --          (.10)      (.04)      (3.16)
                                                                  ------------------------------------------------------------
Total distributions ..........................................         (.45)         (.29)         (.22)      (.21)      (3.53)
                                                                  ------------------------------------------------------------
Redemption fees ..............................................           --(d)         --(d)         --         --          --
                                                                  ------------------------------------------------------------
Net asset value, end of year .................................    $   19.50     $   16.60     $   12.85   $  14.29   $   15.37
                                                                  ============================================================

Total return(b) ..............................................        20.43%        31.49%        (8.65)%    (5.65)%     13.42%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..............................    $ 205,197     $ 166,758     $ 123,374   $117,238   $ 127,408

Ratios to average net assets:*

 Expenses(c) .................................................         2.07%         2.08%         2.02%      2.04%       2.03%

 Expenses, net of waiver and payments by affiliate(c) .......          2.07%         2.08%         2.02%      2.04%       2.02%

 Net investment income .......................................         1.10%         1.19%          .91%      1.27%        .92%

Portfolio turnover rate ......................................        33.11%        52.33%        29.86%     52.15%     111.83%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ....................................................         2.07%         2.08%         2.01%      2.03%       2.03%

 Expenses, net of waiver and payments by affiliate ...........         2.07%         2.08%         2.01%      2.03%       2.02%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial statements. | 19

MUTUAL EUROPEAN FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      SHARES/WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS 84.3%
            BEVERAGES 5.5%
            C&C Group PLC .................................................   Irish Republic      1,697,600     $        6,818,781
            Carlsberg AS, A ...............................................      Denmark             28,600              1,314,667
            Carlsberg AS, B ...............................................      Denmark            539,506             27,259,955
            Diageo PLC ....................................................   United Kingdom      1,721,908             24,557,135
            Heineken Holding NV, A ........................................    Netherlands          671,476             20,274,041
                                                                                                                ------------------
                                                                                                                        80,224,579
                                                                                                                ------------------
            CAPITAL MARKETS 2.7%
            Aareal Bank AG ................................................      Germany             22,600                745,237
            Irish Life & Permanent PLC ....................................   Irish Republic      1,045,905             19,344,956
        (a) Schroders PLC, non-voting .....................................   United Kingdom        244,377              3,304,610
            Schroders PLC .................................................   United Kingdom      1,139,584             16,427,264
                                                                                                                ------------------
                                                                                                                        39,822,067
                                                                                                                ------------------
            CHEMICALS 3.9%
            Givaudan AG ...................................................    Switzerland           32,675             21,516,528
            Linde AG ......................................................      Germany            184,723             11,508,214
        (a) MG Technologies AG ............................................      Germany          1,023,294             12,080,901
            Solvay SA .....................................................      Belgium            109,700             12,057,890
                                                                                                                ------------------
                                                                                                                        57,163,533
                                                                                                                ------------------
            COMMERCIAL BANKS 7.6%
            Allied Irish Banks PLC ........................................   Irish Republic      1,813,400             37,600,760
            Almanij NV ....................................................      Belgium            265,474             27,162,704
            Bank of Ireland ...............................................   Irish Republic      1,034,775             17,086,594
            BNP Paribas SA ................................................       France            200,200             14,480,079
            Danske Bank ...................................................      Denmark            444,900             13,613,632
                                                                                                                ------------------
                                                                                                                       109,943,769
                                                                                                                ------------------
            COMMERCIAL SERVICES & SUPPLIES .5%
        (a) Techem AG .....................................................      Germany            211,581              7,694,690
                                                                                                                ------------------
            CONSTRUCTION & ENGINEERING 1.5%
            Imtech NV .....................................................    Netherlands          606,012             21,340,188
                                                                                                                ------------------
            CONSTRUCTION MATERIALS 2.8%
            Ciments Francais SA ...........................................       France            113,977             10,641,070
            CRH PLC .......................................................   Irish Republic        500,200             13,385,366
            Italcementi SpA ...............................................       Italy             722,765             11,622,381
            RMC Group PLC .................................................   United Kingdom        343,335              5,595,060
                                                                                                                ------------------
                                                                                                                        41,243,877
                                                                                                                ------------------
            CONSUMER FINANCE .7%
            Provident Financial PLC .......................................   United Kingdom        764,922              9,866,551
                                                                                                                ------------------
            CONTAINERS & PACKAGING 1.1%
            Huhtamaki OYJ .................................................      Finland          1,017,240             16,343,866
                                                                                                                ------------------
            DISTRIBUTORS 1.4%
            Compania de Distribucion Integral Logista SA ..................       Spain             322,008             17,430,520
            Inchcape PLC ..................................................   United Kingdom         61,661              2,313,856
                                                                                                                ------------------
                                                                                                                        19,744,376
                                                                                                                ------------------


20 | Annual Report

MUTUAL EUROPEAN FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      SHARES/WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
            DIVERSIFIED FINANCIAL SERVICES 2.9%
            Deutsche Bourse AG ............................................      Germany            203,100     $       12,203,859
            Euronext ......................................................    Netherlands          453,279             13,821,282
            London Stock Exchange PLC .....................................   United Kingdom          2,800                 31,280
        (b) Marconi Corp., Contingent Distribution ........................   United Kingdom     28,582,000                     --
            Pargesa Holdings SA ...........................................    Switzerland            4,384             15,396,637
                                                                                                                ------------------
                                                                                                                        41,453,058
                                                                                                                ------------------
            DIVERSIFIED TELECOMMUNICATION SERVICES 3.3%
(a),(c),(d) AboveNet Inc. .................................................   United States          83,713              2,006,048
(a),(b),(d) AboveNet Inc., Contingent Distribution ........................   United States      11,722,000                     --
(a),(c),(d) AboveNet Inc., wts., 9/08/08 ..................................   United States           2,816                 18,022
(a),(c),(d) AboveNet Inc., wts., 9/08/10 ..................................   United States           3,313                 13,252
        (a) Belgacom SA ...................................................      Belgium            169,600              7,318,678
            Koninklijke KPN NV ............................................    Netherlands        1,085,300             10,294,533
            Swisscom AG ...................................................    Switzerland           35,000             13,644,146
            Telekom Austria AG ............................................      Austria            615,000             11,642,037
    (a),(b) Telewest Communications PLC, Contingent Distribution ..........   United Kingdom      1,090,947                     --
    (a),(b) Telewest Finance Ltd., Contingent Distribution ................   United Kingdom      1,465,000                     --
        (a) Telewest Global Inc. ..........................................   United Kingdom        199,109              3,500,336
                                                                                                                ------------------
                                                                                                                        48,437,052
                                                                                                                ------------------
            ELECTRIC UTILITIES .6%
            E.ON AG .......................................................      Germany             93,800              8,551,110
                                                                                                                ------------------
            ENERGY EQUIPMENT & SERVICES .5%
            Fugro NV ......................................................    Netherlands           90,665              7,554,186
                                                                                                                ------------------
            FOOD & STAPLES RETAILING .6%
            Groupe Bourbon ................................................       France            169,849              8,327,423
                                                                                                                ------------------
            FOOD PRODUCTS 9.2%
            Cadbury Schweppes PLC .........................................   United Kingdom      2,410,112             22,436,645
            CSM NV ........................................................    Netherlands          234,900              7,305,960
            Groupe Danone .................................................       France            267,470             24,662,903
            Nestle SA .....................................................    Switzerland           96,837             25,294,356
            Orkla ASA .....................................................       Norway          1,355,140             44,467,818
            Rieber & Son ASA ..............................................       Norway          1,006,050              9,290,010
                                                                                                                ------------------
                                                                                                                       133,457,692
                                                                                                                ------------------
            HEALTH CARE PROVIDERS & SERVICES .7%
            OPG Groep NV ..................................................    Netherlands          124,065              7,239,313
            Rhoen-Klinikum AG .............................................      Germany             44,307              2,717,631
                                                                                                                ------------------
                                                                                                                         9,956,944
                                                                                                                ------------------
            HOUSEHOLD DURABLES 1.2%
            Hunter Douglas NV .............................................    Netherlands          328,929             17,519,491
                                                                                                                ------------------
            INDUSTRIAL CONGLOMERATES .2%
            Wendel Investissement .........................................       France             31,413              2,295,487
                                                                                                                ------------------
            INSURANCE 4.5%
        (a) Berkshire Hathaway Inc., A ....................................   United States             203             17,843,700
            Catlin Group ..................................................   United Kingdom      1,003,900              6,315,564
            Montpelier Re Holdings Ltd. ...................................      Bermuda             36,493              1,403,156


                                                              Annual Report | 21

MUTUAL EUROPEAN FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      SHARES/WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS and Other Equity Interests (CONT.)
            INSURANCE (CONT.)
    (a),(c) Olympus Re Holdings Ltd. ......................................      Bermuda             16,080     $        2,752,574
            White Mountains Insurance Group Inc. ..........................   United States          58,172             37,579,112
                                                                                                                ------------------
                                                                                                                        65,894,106
                                                                                                                ------------------
            LEISURE EQUIPMENT & PRODUCTS .2%
            Agfa Gevaert NV ...............................................      Belgium             95,626              3,238,920
                                                                                                                ------------------
            MACHINERY 5.0%
            Alfa Laval AB .................................................       Sweden            312,700              5,059,718
            Kone Corp., B .................................................      Finland            289,690             22,424,912
            Schindler Holding AG ..........................................    Switzerland           62,378             24,700,363
            Schindler Holding AG, Reg D ...................................    Switzerland           49,081             20,469,270
                                                                                                                ------------------
                                                                                                                        72,654,263
                                                                                                                ------------------
            MARINE .8%
            A P Moller - Maersk A/S .......................................      Denmark              1,374             11,328,548
                                                                                                                ------------------
            MEDIA 6.3%
            British Sky Broadcasting Group PLC ............................   United Kingdom        533,400              5,753,979
            Hollinger International Inc. ..................................   United States         215,694              3,043,874
        (a) JC Decaux SA ..................................................       France            212,783              6,202,273
        (a) NTL Inc. ......................................................   United Kingdom        623,405             45,483,629
            NV Holdingsmig De Telegraaf ...................................    Netherlands          274,319              6,793,575
            SES Global, FDR ...............................................     Luxembourg        1,806,864             23,415,773
                                                                                                                ------------------
                                                                                                                        90,693,103
                                                                                                                ------------------
            METALS & MINING 5.6%
            Anglo American PLC ............................................   United Kingdom      1,189,981             28,140,362
            Anglo American PLC, ADR .......................................   United Kingdom            200                  4,758
            Barrick Gold Corp. ............................................       Canada            111,300              2,695,686
            Highland Gold Mining Ltd. .....................................   United Kingdom      2,407,200              8,825,199
        (a) KGHM Polska Miedz SA ..........................................       Poland          1,572,454             16,337,862
        (a) KGHM Polska Miedz SA, GDR .....................................       Poland             26,800                562,800
        (a) Rio Narcea Gold Mines Ltd. ....................................       Canada          4,430,100             10,157,815
            Vedanta Resources PLC .........................................   United Kingdom      1,999,000             15,146,555
                                                                                                                ------------------
                                                                                                                        81,871,037
                                                                                                                ------------------
            MULTILINE RETAIL .2%
            Jelmoli Holding AG ............................................    Switzerland            2,100              3,033,057
                                                                                                                ------------------
            OIL & GAS 3.2%
            BP PLC ........................................................   United Kingdom        747,800              7,291,689
            Eni SpA .......................................................       Italy             361,200              9,028,529
            Norsk Hydro ASA ...............................................       Norway             88,200              6,937,381
            Royal Dutch Petroleum Co. .....................................    Netherlands          110,700              6,361,810
            Statoil ASA ...................................................       Norway            329,800              5,166,338
            Total SA, B ...................................................       France             53,750             11,721,252
                                                                                                                ------------------
                                                                                                                        46,506,999
                                                                                                                ------------------
            PERSONAL PRODUCTS .3%
            Beiersdorf AG .................................................      Germany             32,735              3,816,685
                                                                                                                ------------------

22 | Annual Report

MUTUAL EUROPEAN FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      SHARES/WARRANTS         VALUE
----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
            PHARMACEUTICALS .5%
            Sanofi-Aventis ................................................       France             94,596     $        7,547,963
                                                                                                                ------------------
            REAL ESTATE .1%
        (a) Canary Wharf Group PLC ........................................   United Kingdom        192,100              1,091,436
    (a),(c) Security Capital European Realty ..............................     Luxembourg            5,281                 38,023
                                                                                                                ------------------
                                                                                                                         1,129,459
                                                                                                                ------------------
            SPECIALTY RETAIL .6%
            Fielmann AG ...................................................      Germany            114,876              8,137,284
                                                                                                                ------------------
            TOBACCO 10.1%
            Altadis SA ....................................................       Spain           1,086,551             49,688,933
            British American Tobacco PLC ..................................   United Kingdom      2,957,758             50,953,737
            Gallaher Group PLC ............................................   United Kingdom        967,200             14,694,207
            Imperial Tobacco Group PLC ....................................   United Kingdom      1,163,365             31,865,367
                                                                                                                ------------------
                                                                                                                       147,202,244
                                                                                                                ------------------
            TOTAL COMMON STOCKS AND OTHER EQUITY
              INTERESTS (COST $810,538,930)................................                                          1,223,993,607
                                                                                                                ------------------
            PREFERRED STOCKS 1.1%
            DIVERSIFIED TELECOMMUNICATION SERVICES
            PTV Inc., 10.00%, A, pfd. .....................................   United Kingdom         46,841                212,190
                                                                                                                ------------------
            FOOD PRODUCTS .1%
            Unilever NV, pfd. .............................................    Netherlands          275,284              1,871,537
                                                                                                                ------------------
            HEALTH CARE PROVIDERS & SERVICES .4%
            Rhoen Klinikum AG, pfd. .......................................      Germany             79,126              4,840,417
                                                                                                                ------------------
            MACHINERY .6%
            Jungheinrich AG, pfd. .........................................      Germany            448,649              8,505,165
                                                                                                                ------------------
            TOTAL PREFERRED STOCKS (COST $15,906,033)......................                                             15,429,309
                                                                                                                ------------------

                                                                                             -------------------
                                                                                             PRINCIPAL AMOUNT(e)
                                                                                             -------------------
            CORPORATE BONDS & NOTES 4.0%
            Eurotunnel PLC, FRN,
               6.347%, 12/31/18, Tier 2 ...................................   United Kingdom      7,595,283 GBP         10,496,763
               6.347%, 12/31/25, Tier 3 ...................................   United Kingdom     14,210,422 GBP         11,456,058
               Participating Loan Note, 1.00%, 4/30/40 ....................   United Kingdom        210,000 GBP             46,355
            Eurotunnel SA, FRN,
               3.449%, 12/31/18, Tier 2 (LIBOR) ...........................       France            988,713 EUR            966,012
               3.449%, 12/31/25, Tier 3 (LIBOR) ...........................       France          8,732,014 EUR          4,976,722
               3.453%, 12/31/18, Tier 2 (PIBOR) ...........................       France            437,395 EUR            427,352
               3.453%, 12/31/25, Tier 3 (PIBOR) ...........................       France          5,798,977 EUR          3,305,068
            Seton House Finance Ltd., zero cpn., 2/07/12 ..................   United Kingdom     76,357,000 EUR         26,422,183
                                                                                                                ------------------
            TOTAL CORPORATE BONDS & NOTES (COST $59,566,419)...............                                             58,096,513
                                                                                                                ------------------
            GOVERNMENT AGENCIES 11.1%
            Bank of Ireland, 2.35%, 2/22/05 ...............................   Irish Republic     10,000,000              9,962,311
            Federal Home Loan Bank, 1.250% - 2.743%, 1/03/05 - 11/16/05 ...   United States      75,100,000             74,715,718
            Federal Republic of Germany, 2.50% - 4.25%, 2/18/05 - 9/16/05 .      Germany         22,500,000 EUR         30,601,999


                                                              Annual Report | 23

MUTUAL EUROPEAN FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY      PRINCIPAL AMOUNT(e)     VALUE
----------------------------------------------------------------------------------------------------------------------------------
            GOVERNMENT AGENCIES (CONT.)
            German Treasury Bills, 2.028% - 2.090%, 1/12/05 - 3/16/05 .....      Germany         30,000,000 EUR $       40,546,234
            Kingdom of Norway, 6.75%, 1/15/07 .............................       Norway         13,450,000 NOK          2,404,519
            U.S. Treasury Bill, 1.895%, 2/24/05 ...........................   United States       3,000,000              2,991,477
                                                                                                                ------------------
            TOTAL GOVERNMENT AGENCIES (COST $153,536,935) .................                                            161,222,258
                                                                                                                ------------------
            TOTAL INVESTMENTS (COST $1,039,548,317) 100.5% ................                                          1,458,741,687
            NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (1.5)% ......                                           (21,568,703)
            OTHER ASSETS, LESS LIABILITIES 1.0% ...........................                                             13,907,067
                                                                                                                ------------------
            NET ASSETS 100.0% .............................................                                     $    1,451,080,051
                                                                                                                ==================

CURRENCY ABBREVIATIONS: | EUR - Euro | GBP - British Pound |
NOK - Norwegian Krone

(a)   Non-income producing.

(b) Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c)   See Note 9 regarding restricted securities.

(d)   See Note 10 regarding other considerations.

(e)   The principal amount is stated in U.S. Dollars unless otherwise indicated.


24 | See notes to financial statements. | Annual Report

MUTUAL EUROPEAN FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

Assets:
 Investments in securities:
  Cost .....................................................  $  1,039,548,317
                                                              ================
  Value ....................................................     1,458,741,687
 Cash ......................................................         3,011,980
 Foreign currency, at value (cost $4,103,493) ..............         4,171,898
 Receivables:
  Investment securities sold ...............................         2,206,446
  Capital shares sold ......................................         2,767,577
  Dividends and interest ...................................         4,448,887
 Unrealized gain on forward exchange
   contracts (Note 8) ......................................           622,537
 Due from broker - synthetic equity swaps ..................         1,004,258
 Cash on deposit with brokers for
   securities sold short ...................................           402,535
                                                              ----------------
      Total assets .........................................     1,477,377,805
                                                              ----------------
Liabilities:
 Payables:
  Investment securities purchased ..........................         1,435,030
  Capital shares redeemed ..................................           854,458
  Affiliates ...............................................         1,629,809
 Unrealized loss on forward exchange
   contracts (Note 8) ......................................        22,191,240
 Other liabilities .........................................           187,217
                                                              ----------------
      Total liabilities ....................................        26,297,754
                                                              ----------------
        Net assets, at value ...............................  $  1,451,080,051
                                                              ================
Net assets consist of:
 Distributions in excess of net
   investment income .......................................  $     (7,485,194)
 Net unrealized appreciation (depreciation) ................       398,030,123
 Accumulated net realized gain (loss) ......................         4,537,083
 Capital shares ............................................     1,055,998,039
                                                              ----------------
        Net assets, at value ...............................  $  1,451,080,051
                                                              ================


                         Annual Report | See notes to financial statements. | 25

MUTUAL EUROPEAN FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2004

CLASS Z:
 Net assets, at value ......................................  $    650,547,205
                                                              ================
 Shares outstanding ........................................        32,946,989
                                                              ================
 Net asset value and maximum offering price per share(a) ...  $          19.75
                                                              ================
CLASS A:
 Net assets, at value ......................................  $    545,120,003
                                                              ================
 Shares outstanding ........................................        27,959,724
                                                              ================
 Net asset value per share(a) ..............................  $          19.50
                                                              ================
 Maximum offering price per share (Net asset value per
  share / 94.25%) ..........................................  $          20.69
                                                              ================
CLASS B:
 Net assets, at value ......................................  $     50,216,323
                                                              ================
 Shares outstanding ........................................         2,623,050
                                                              ================
 Net asset value and maximum offering price per share(a) ...  $          19.14
                                                              ================
CLASS C:
 Net assets, at value ......................................  $    205,196,520
                                                              ================
 Shares outstanding ........................................        10,523,291
                                                              ================
 Net asset value and maximum offering price per share(a) ...  $          19.50
                                                              ================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


26 | See notes to financial statements. | Annual Report

MUTUAL EUROPEAN FUND

STATEMENT OF OPERATIONS
for the year ended December 31, 2004



Investment income
 Dividends (net of foreign taxes of $3,638,487) ............  $     27,368,288
 Interest ..................................................        11,517,696
                                                              ----------------
       Total investment income .............................        38,885,984
                                                              ----------------
Expenses:
 Management fees (Note 3 ...................................         9,763,736
 Administrative fees (Note3) ...............................           946,718
 Distribution fees (Note 3)
  Class A ..................................................         1,598,442
  Class B ..................................................           427,815
  Class C ..................................................         1,781,252
 Transfer agent fees (Note 3) ..............................         1,700,100
 Custodian fees (Note 4) ...................................           317,669
 Reports to shareholders ...................................            71,800
 Registration and filing fees ..............................            83,600
 Professional fees .........................................           101,050
 Directors' fees and expenses ..............................            32,300
 Dividends on securities sold short ........................             7,019
 Other .....................................................            62,243
                                                              ----------------
      Total expenses .......................................        16,893,744
      Expense reductions (Note 4) ..........................              (984)
                                                              ----------------
        Net expenses .......................................        16,892,760
                                                              ----------------
             Net investment income .........................        21,993,224
                                                              ----------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
   Investments .............................................       101,132,292
   Written options .........................................            38,401
   Foreign currency transactions ...........................       (50,583,697)
   Securities sold short ...................................          (305,514)
                                                              ----------------
        Net realized gain (loss) ...........................        50,281,482
 Net change in unrealized appreciation (depreciation) on:
  Investments ..............................................       162,019,483
  Translation of assets and liabilities denominated
    in foreign currencies ..................................        13,280,678
                                                              ----------------
        Net change in unrealized appreciation
          (depreciation) ...................................       175,300,161
                                                              ----------------
Net realized and unrealized gain (loss) ....................       225,581,643
                                                              ----------------
Net increase (decrease) in net assets resulting
  from operations ..........................................  $    247,574,867
                                                              ================


                         Annual Report | See notes to financial statements. | 27

MUTUAL EUROPEAN FUND

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2004 and 2003

                                                                                  ----------------------------------
                                                                                       2004               2003
                                                                                  ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................................................  $    21,993,224   $     17,284,876
  Net realized gain (loss) from investments, written options, foreign currency
    transactions, and securities sold short ....................................       50,281,482         30,833,499
  Net change in unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities denominated in foreign currencies ....      175,300,161        221,319,572
                                                                                  ----------------------------------
      Net increase (decrease) in net assets resulting from operations ..........      247,574,867        269,437,947
 Distributions to shareholders from:
  Net investment income:
   Class Z .....................................................................      (19,099,453)       (12,312,122)
   Class A .....................................................................      (14,530,645)        (9,204,752)
   Class B .....................................................................       (1,110,260)          (674,637)
   Class C .....................................................................       (4,388,373)       (2,826,2118)
  Net realized gains:
   Class Z .....................................................................         (737,739)                --
   Class A .....................................................................         (624,939)                --
   Class B .....................................................................          (59,493)                --
   Class C .....................................................................         (236,978)                --
                                                                                  ----------------------------------
 Total distributions to shareholders ...........................................      (40,787,880)       (25,017,729)
 Capital share transactions (Note 2):
   Class Z .....................................................................       58,975,823         11,633,420
   Class A .....................................................................       50,452,466         24,799,438
   Class B .....................................................................        4,515,208          5,657,600
   Class C .....................................................................        8,767,698          7,277,297
                                                                                  ----------------------------------
 Total capital share transactions ..............................................      122,711,195         49,367,755
 Redemption fees ...............................................................              787              1,100
                                                                                  ----------------------------------
     Net increase (decrease) in net assets .....................................      329,498,969        293,789,073
Net assets:
 Beginning of year .............................................................    1,121,581,082        827,792,009
                                                                                  ----------------------------------
 End of year ...................................................................  $ 1,451,080,051   $  1,121,581,082
                                                                                  ==================================
Distributions in excess of net investment income/undistributed net investment income included in net assets:
 End of year ...................................................................  $    (7,485,194)  $      2,043,383
                                                                                  ==================================


28 | See notes to financial statements. | Annual Report

MUTUAL EUROPEAN FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual European Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), consisting of 6 separate series. The Company is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the series are presented separately. The Fund seeks long-term capital appreciation and income through a flexible policy of investing at least 80% of its invested assets in stocks and corporate debt securities of European countries. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System, are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Corporate debt securities and U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.


                                                              Annual Report | 29

MUTUAL EUROPEAN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


30 | Annual Report

MUTUAL EUROPEAN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and any equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments, known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

F. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.


                                                              Annual Report | 31

MUTUAL EUROPEAN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


32 | Annual Report

MUTUAL EUROPEAN FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

Redemptions and exchanges of Fund shares held five trading days or less (30 days or less prior to June 1, 2004 and 90 days or less prior to January 1, 2004) may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid in capital as noted in the Statements of Changes in Net Assets.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Effective March 1, 2005, Class B shares will no longer be offered except to existing Class B shareholders through reinvested distributions or exchanges into other Franklin Templeton funds' Class B shares, as permitted by the applicable fund prospectus. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were 500 million shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million and 100 million were designated as Class Z, Class A, Class B and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                        --------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                   2004                          2003
                                        --------------------------------------------------------
                                          SHARES         AMOUNT        SHARES          AMOUNT
                                        --------------------------------------------------------
CLASS Z SHARES:
 Shares sold .........................    5,037,189   $ 89,701,240     4,684,777   $  68,107,081
 Shares issued in reinvestment of
  distributions ......................      985,268     18,482,745       714,450      11,398,120
 Shares redeemed .....................   (2,784,547)   (49,208,162)   (4,740,063)    (67,871,781)
                                        --------------------------------------------------------
 Net increase (decrease) .............    3,237,910   $ 58,975,823       659,164   $  11,633,420
                                        ========================================================
CLASS A SHARES:
 Shares sold .........................    7,412,359   $130,660,983    12,000,233   $ 166,037,567
 Shares issued in reinvestment of
  distributions ......................      644,632     11,925,302       458,004       7,210,266
 Shares redeemed .....................   (5,274,697)   (92,133,819)  (10,877,741)   (148,448,395)
                                        --------------------------------------------------------
 Net increase (decrease) .............    2,782,294   $ 50,452,466     1,580,496   $  24,799,438
                                        ========================================================


                                                              Annual Report | 33

MUTUAL EUROPEAN FUND

2. CAPITAL STOCK (CONTINUED)

                                        --------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                   2004                          2003
                                        --------------------------------------------------------
                                          SHARES         AMOUNT        SHARES        AMOUNT
                                        --------------------------------------------------------
CLASS B SHARES:
 Shares sold .........................      470,582   $  8,073,637       659,571   $   9,134,856
 Shares issued in reinvestment of
  distributions ......................       57,630      1,042,916        39,099         602,729
 Shares redeemed .....................     (267,734)    (4,601,345)     (303,139)     (4,079,985)
                                        --------------------------------------------------------
 Net increase (decrease) .............      260,478   $  4,515,208       395,531   $   5,657,600
                                        ========================================================
CLASS C SHARES:
 Shares sold .........................    1,880,792   $ 33,100,927     2,531,542   $  35,820,953
 Shares issued in reinvestment of
  distributions ......................      224,707      4,138,711       162,005       2,534,802
 Shares redeemed .....................   (1,629,046)   (28,471,940)   (2,246,768)    (31,078,458)
                                        --------------------------------------------------------
Net increase (decrease) ..............      476,453   $  8,767,698       446,779   $   7,277,297
                                        ========================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of the following entities:

--------------------------------------------------------------------------------------------
ENTITY                                                                AFFILIATION
--------------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                       Investment manager
Franklin Templeton Services, LLC (FT Services)                        Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)                  Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)         Transfer agent


A. MANAGEMENT FEES

Effective July 1, 2004, the Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.800%            First $1 billion
      0.770%            Over $1 billion, up to and including $2 billion
      0.750%            Over $2 billion, up to and including $5 billion
      0.730%            Over $5 billion

Prior to July 1, 2004, the fund paid fees of 0.80% per year of the average daily net assets of the Fund.


34 | Annual Report

MUTUAL EUROPEAN FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATION FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
      0.150%          First $200 million
      0.135%          Over $200 million, up to and including $700 million
      0.100%          Over $700 million, up to and including $1.2 billion
      0.075%          Over $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/ UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received ............................          $ 155,256
Contingent deferred sales charges retained ............          $  68,951

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,700,100, of which $1,096,339 was paid to Investors Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.


                                                              Annual Report | 35

MUTUAL EUROPEAN FUND

5. INCOME TAXES

At December 31, 2004, the Fund had deferred capital losses occurring subsequent to October 31, 2004 of $10,455,954. For tax purposes, such losses will be reflected in the year ending December 31, 2005.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, passive foreign investment company shares and bond discounts and premiums.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares and bond discounts and premiums.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ......................................... $   1,053,757,447
                                                              -----------------
Unrealized appreciation ..................................... $     424,558,305
Unrealized depreciation .....................................       (19,574,065)
                                                              -----------------
Net unrealized appreciation (depreciation) .................. $     404,984,240
                                                              =================

Distributable earnings -- undistributed ordinary income ..... $       5,767,195
                                                              =================

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

                                            ----------------------------
                                                2004            2003
                                            ----------------------------
Distributions paid from:
 Ordinary income .......................    $ 39,137,765    $ 25,017,729
 Long term capital gain ................       1,650,115              --
                                            ----------------------------
                                            $ 40,787,880    $ 25,017,729
                                            ============================


36 | Annual Report

MUTUAL EUROPEAN FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the year ended December 31, 2004 aggregated $420,335,439 and $363,600,508, respectively.

Transactions in options written during the year ended December 31, 2004 were as follows:

                                            --------------------------
                                             NUMBER OF        PREMIUMS
                                             CONTRACTS        RECEIVED
                                            --------------------------
Options outstanding at
 December 31, 2003 .................               880       $   8,580
Options written ....................           242,380          74,958
Options expired ....................          (122,070)        (38,401)
Options exercised ..................          (121,190)        (45,137)
Options closed .....................                --              --
                                            --------------------------
Options outstanding at
 December 31, 2004..................                --       $      --
                                            ==========================

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2004, the Fund had the following synthetic equity swaps outstanding:

--------------------------------------------------------------------------------------
                                             NUMBER OF                     UNREALIZED
CONTRACTS TO BUY                             CONTRACTS       VALUE         GAIN (LOSS)
--------------------------------------------------------------------------------------
AAReal Bank AG (23.48 - 25.89 EUR) .......     284,453    $  9,379,862     $   (91,948)
Christian Dior SA (48.05 - 55.43 EUR) ....      48,024       3,261,685          54,709
London Stock Exchange PLC
 (5.36 - 5.71GBP) ........................      40,765         455,396          16,316
                                                                           -----------
Total contracts to buy ...............................................     $   (20,923)
                                                                           -----------

--------------------------------------------------------------------------------------
                                             NUMBER OF                     UNREALIZED
CONTRACTS TO SELL                            CONTRACTS       VALUE         GAIN (LOSS)
--------------------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton
 (53.87 - 61.76 EUR) .....................      48,965    $  3,744,203     $   124,005
                                                                           -----------
Total contracts to sell ..................                                     124,005
                                                                           -----------
   Net unrealized gain (loss) ............                                 $   103,082
                                                                           -----------

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

-------------------------------------------------------------------------------------------------
                                                           IN        SETTLEMENT       UNREALIZED
CONTRACTS TO BUY                                      EXCHANGE FOR      DATE          GAIN (LOSS)
-------------------------------------------------------------------------------------------------
2,020,930   Canadian Dollars ..............    U.S. $  1,675,001     4/21/05     U.S. $    9,861
                                                    ------------                      ----------


                                                              Annual Report | 37

MUTUAL EUROPEAN FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

-------------------------------------------------------------------------------------------------
                                                      IN         SETTLEMENT           UNREALIZED
CONTRACTS TO SELL                                EXCHANGE FOR       DATE              GAIN (LOSS)
-------------------------------------------------------------------------------------------------
 12,818,327  British Pounds ..........     U.S.  $ 24,611,675     3/21/05        U.S. $  128,817
 27,486,715  British Pounds ..........             52,777,650     6/08/04                483,859
                                                 ------------                         ----------
                                           U.S.  $ 77,389,325                            612,676
                                                 ============                         ----------
   Unrealized gain on forward exchange  contracts .......................        U.S. $  622,537
                                                                                      ==========

-------------------------------------------------------------------------------------------------
                                                      IN         SETTLEMENT           UNREALIZED
CONTRACTS TO BUY                                 EXCHANGE FOR       DATE              GAIN (LOSS)
-------------------------------------------------------------------------------------------------
    980,269  Canadian Dollars              U.S.  $    825,000     4/21/05        U.S. $   (7,744)
                                                 ------------                         ----------

-------------------------------------------------------------------------------------------------
                                                      IN         SETTLEMENT           UNREALIZED
CONTRACTS TO SELL                                EXCHANGE FOR       DATE              GAIN (LOSS)
-------------------------------------------------------------------------------------------------
  8,317,150  Canadian Dollars ........     U.S.  $  6,341,525     1/21/05      U.S. $    (592,259)
 26,000,000  British Pounds ..........             47,957,000     2/10/05              (1,809,576)
 11,938,325  Euro ....................             14,743,831     2/23/05              (1,464,519)
249,900,617  Danish Krone ............             40,877,048     3/17/05              (4,740,876)
    317,400  Canadian Dollars ........                250,000     4/21/05                 (14,618)
 33,195,409  Euro ....................             41,903,428     4/25/05              (3,211,595)
 14,500,000  Euro ....................             17,928,115     5/23/05              (1,789,716)
 46,807,966  Poland Zloty ............             14,423,309     5/31/05                (877,745)
 22,000,000  Euro ....................             27,781,600     7/25/05              (2,175,606)
 13,000,000  Euro ....................             16,070,925     8/23/05              (1,642,874)
 12,000,000  Euro ....................             14,616,000     9/13/05              (1,743,105)
                                                 ------------                       -------------
                                           U.S.  $242,892,781                         (20,062,489)
                                                 ============                       -------------
Net unrealized loss on offsetting forward exchange contracts ............              (2,121,007)
                                                                                    -------------
   Unrealized loss on forward exchange contracts ........................             (22,191,240)
                                                                                    -------------
        Net unrealized loss on forward exchange contracts ...............      U.S. $ (21,568,703)
                                                                                    =============

9. RESTRICTED SECURITIES

At December 31, 2004, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2004, the fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:


Annual Report | 38

MUTUAL EUROPEAN FUND

9. RESTRICTED SECURITIES (CONTINUED)

---------------------------------------------------------------------------------------------
SHARES/                                                  ACQUISITION
WARRANTS    ISSUER                                          DATE         COST        VALUE
---------------------------------------------------------------------------------------------
  83,713    AboveNet Inc ............................     10/02/01     3,899,186   $2,006,048
   2,816    AboveNet Inc., wts., 9/08/08 ............     10/02/01       348,479       18,022
   3,313    AboveNet Inc., wts., 9/08/10 ............     10/02/01       373,672       13,252
  16,080    Olympus Re Holdings Ltd .................     12/19/01     1,608,000    2,752,574
   5,281    Security Capital European Realty ........      4/08/98       289,278       38,023
                                                                                   ----------
TOTAL RESTRICTED SECURITIES (.33% OF NET ASSETS) ...............................   $4,827,919
                                                                                   ==========

10. OTHER CONSIDERATIONS

Franklin Mutual, as the Fund's Manager, may serve as member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At December 31, 2004, the Manager serves in one or more of these capacities for AboveNet Inc. As a result of this involvement, the Manager may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

11. REGULATORY MATTERS

INVESTIGATIONS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").


                                                              Annual Report | 39

MUTUAL EUROPEAN FUND

11. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.


40 | Annual Report

MUTUAL EUROPEAN FUND

11. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS

The Fund, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


                                                              Annual Report | 41

MUTUAL EUROPEAN FUND

11. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


42 | Annual Report

MUTUAL EUROPEAN FUND

REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF MUTUAL EUROPEAN FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Mutual European Fund (one of the portfolios constituting the Franklin Mutual Series Fund Inc.) (the Fund), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual European Fund of the Franklin Mutual Series Fund Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2005


                                                              Annual Report | 43

MUTUAL EUROPEAN FUND

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designated $1,650,115 as a capital gain dividend for the fiscal year ended December 31, 2004.

Under Section 854(b)(2) of the Code, the Fund hereby designates up to a maximum of $29,652,743 as qualified dividends for purposes of the maximum rate under
Section 1(h)(11) of the Code for the fiscal year ended December 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates 1.46% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2004.

At December 31, 2004, more than 50% of the Mutual European Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund hereby designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Internal Revenue Code. This designation will allow shareholders of record on December 16, 2004, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis, by country, of foreign tax paid, foreign source income, foreign qualified dividends, and adjusted foreign source income as designated by the Fund, to Class Z, Class A, Class B, and Class C shareholders of record. As a service to individual shareholders filing Form 1116, "Adjusted Foreign Source Income per Share" in column 4 below reports foreign source income with the required adjustments to foreign source qualified dividends. This information is provided to simplify your reporting of foreign source income for line 1 of Form 1116.


44 | Annual Report

MUTUAL EUROPEAN FUND

--------------------------------------------------------------------------------------------------------------------
                                                                              CLASS Z
                                                                                                         ADJUSTED
                                                FOREIGN TAX       FOREIGN             FOREIGN             FOREIGN
                                                   PAID        SOURCE INCOME    QUALIFIED DIVIDENDS    SOURCE INCOME
COUNTRY                                          PER SHARE       PER SHARE           PER SHARE           PER SHARE
--------------------------------------------------------------------------------------------------------------------
Austria ....................................         0.0002           0.0010              0.0010              0.0004
Belgium ....................................         0.0019           0.0092              0.0092              0.0039
Bermuda ....................................         0.0000           0.0013              0.0005              0.0010
Canada .....................................         0.0002           0.0008              0.0008              0.0003
Denmark ....................................         0.0018           0.0088              0.0088              0.0038
Finland ....................................         0.0022           0.0108              0.0108              0.0046
France .....................................         0.0057           0.0411              0.0285              0.0248
Germany ....................................         0.0019           0.0323              0.0082              0.0276
Ireland ....................................         0.0000           0.0285              0.0284              0.0123
Italy ......................................         0.0013           0.0062              0.0062              0.0027
Luxembourg .................................         0.0010           0.0049              0.0049              0.0021
Netherlands ................................         0.0058           0.0284              0.0280              0.0124
Norway .....................................         0.0104           0.0544              0.0513              0.0251
Spain ......................................         0.0027           0.0131              0.0131              0.0056
Sweden .....................................         0.0006           0.0029              0.0029              0.0012
Switzerland ................................         0.0043           0.0209              0.0209              0.0090
United Kingdom .............................         0.0104           0.1496              0.0734              0.1077
                                                  ------------------------------------------------------------------
TOTAL ......................................      $  0.0504        $  0.4142           $  0.2969          $   0.2445
                                                  ==================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                              CLASS A
                                                                                                         ADJUSTED
                                                FOREIGN TAX       FOREIGN             FOREIGN             FOREIGN
                                                   PAID        SOURCE INCOME    QUALIFIED DIVIDENDS    SOURCE INCOME
COUNTRY                                          PER SHARE       PER SHARE           PER SHARE           PER SHARE
--------------------------------------------------------------------------------------------------------------------
Austria ....................................         0.0002           0.0009              0.0009              0.0004
Belgium ....................................         0.0019           0.0081              0.0081              0.0035
Bermuda ....................................         0.0000           0.0011              0.0004              0.0009
Canada .....................................         0.0002           0.0007              0.0007              0.0003
Denmark ....................................         0.0018           0.0078              0.0078              0.0033
Finland ....................................         0.0022           0.0096              0.0096              0.0041
France .....................................         0.0057           0.0364              0.0252              0.0220
Germany ....................................         0.0019           0.0286              0.0073              0.0244
Ireland ....................................         0.0000           0.0252              0.0251              0.0109
Italy ......................................         0.0013           0.0055              0.0055              0.0024
Luxembourg .................................         0.0010           0.0043              0.0043              0.0018
Netherlands ................................         0.0058           0.0251              0.0248              0.0109
Norway .....................................         0.0104           0.0482              0.0455              0.0222
Spain ......................................         0.0027           0.0116              0.0116              0.0050
Sweden .....................................         0.0006           0.0026              0.0026              0.0011
Switzerland ................................         0.0043           0.0185              0.0185              0.0079
United Kingdom .............................         0.0104           0.1324              0.0650              0.0953
                                                  ------------------------------------------------------------------
TOTAL ......................................      $  0.0504        $  0.3666           $  0.2629          $   0.2164
                                                  ==================================================================


                                                              Annual Report | 45

MUTUAL EUROPEAN FUND

--------------------------------------------------------------------------------------------------------------------
                                                                              CLASS B
                                                                                                         ADJUSTED
                                                FOREIGN TAX       FOREIGN             FOREIGN             FOREIGN
                                                   PAID        SOURCE INCOME    QUALIFIED DIVIDENDS    SOURCE INCOME
COUNTRY                                          PER SHARE       PER SHARE           PER SHARE           PER SHARE
--------------------------------------------------------------------------------------------------------------------
Austria ....................................         0.0002           0.0007              0.0007              0.0003
Belgium ....................................         0.0019           0.0062              0.0062              0.0027
Bermuda ....................................         0.0000           0.0009              0.0004              0.0007
Canada .....................................         0.0002           0.0005              0.0005              0.0002
Denmark ....................................         0.0018           0.0060              0.0060              0.0026
Finland ....................................         0.0022           0.0073              0.0073              0.0031
France .....................................         0.0057           0.0278              0.0193              0.0168
Germany ....................................         0.0019           0.0219              0.0056              0.0187
Ireland ....................................         0.0000           0.0193              0.0192              0.0083
Italy ......................................         0.0013           0.0042              0.0042              0.0018
Luxembourg .................................         0.0010           0.0033              0.0033              0.0014
Netherlands ................................         0.0058           0.0192              0.0190              0.0083
Norway .....................................         0.0104           0.0368              0.0347              0.0170
Spain ......................................         0.0027           0.0089              0.0089              0.0038
Sweden .....................................         0.0006           0.0020              0.0020              0.0009
Switzerland ................................         0.0043           0.0142              0.0142              0.0061
United Kingdom .............................         0.0104           0.1010              0.0496              0.0727
                                                  ------------------------------------------------------------------
TOTAL ......................................      $  0.0504        $  0.2802           $  0.2011          $   0.1654
                                                  ==================================================================

--------------------------------------------------------------------------------------------------------------------
                                                                              CLASS C
                                                                                                         ADJUSTED
                                                FOREIGN TAX       FOREIGN             FOREIGN             FOREIGN
                                                   PAID        SOURCE INCOME    QUALIFIED DIVIDENDS    SOURCE INCOME
COUNTRY                                          PER SHARE       PER SHARE           PER SHARE           PER SHARE
--------------------------------------------------------------------------------------------------------------------
Austria ....................................         0.0002           0.0007              0.0007              0.0003
Belgium ....................................         0.0019           0.0061              0.0061              0.0026
Bermuda ....................................         0.0000           0.0008              0.0003              0.0006
Canada .....................................         0.0002           0.0005              0.0005              0.0002
Denmark ....................................         0.0018           0.0059              0.0059              0.0025
Finland ....................................         0.0022           0.0071              0.0071              0.0030
France .....................................         0.0057           0.0272              0.0189              0.0164
Germany ....................................         0.0019           0.0214              0.0055              0.0183
Ireland ....................................         0.0000           0.0189              0.0188              0.0082
Italy ......................................         0.0013           0.0041              0.0041              0.0018
Luxembourg .................................         0.0010           0.0032              0.0032              0.0014
Netherlands ................................         0.0058           0.0188              0.0186              0.0082
Norway .....................................         0.0104           0.0360              0.0340              0.0166
Spain ......................................         0.0027           0.0087              0.0087              0.0037
Sweden .....................................         0.0006           0.0019              0.0019              0.0008
Switzerland ................................         0.0043           0.0139              0.0139              0.0060
United Kingdom .............................         0.0104           0.0989              0.0485              0.0712
                                                  ------------------------------------------------------------------
TOTAL ......................................      $  0.0504        $  0.2741           $  0.1967          $   0.1618
                                                  ==================================================================

Foreign Tax Paid per Share (Column 1) is the amount per share available to you, as a tax credit or deduction (assuming you held your shares in the Fund for a minimum of 16 days during the 30-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate).


46 | Annual Report

MUTUAL EUROPEAN FUND

Foreign Source Income per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends without adjustment for the lower U.S. tax rates. Generally, this is the foreign source income to be reported by certain trusts and corporate shareholders.

Foreign Qualified Dividends per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. If you are an individual shareholder who does not meet the qualified dividend holding period requirements, you may find this information helpful to calculate the foreign source income adjustment needed to complete line 1 of Form 1116.

Adjusted Foreign Source Income per Share (Column 4) is the adjusted amount per share of foreign source income the Fund paid to you. These amounts reflect the Foreign Source Income reported in column 2 adjusted for the tax rate differential on foreign source qualified dividends that may be required for certain individual shareholders pursuant to Internal Revenue Code 904(b)(2)(B). If you are an individual shareholder who meets the qualified dividend holding period requirements, generally, these Adjusted Foreign Source Income amounts may be reported directly on line 1 of Form 1116 without additional adjustment.

In January 2005, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2004. The Foreign Source Income reported on Form 1099-DIV has been reduced to take into account the tax rate differential on foreign source qualified dividend income pursuant to Internal Revenue Code 904(b)(2)(B). Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2004 individual income tax returns.


                                                              Annual Report | 47

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF PORTFOLIOS IN
                                             LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION     TIME SERVED     BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, Ph.D. (63)    Director     Since 1987      7                           None
51 John F. Kennedy Parkway
Short Hills, NJ 07078
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, NYU Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; and financial consultant; and FORMERLY, Vice
Director, NYU Salomon Center, Stern School of Business, New York University; and Director, Stern School of Business M.B.A. Program.
------------------------------------------------------------------------------------------------------------------------------------
ANN TORRE GRANT (46)            Director     Since 1994      7                           Independent Director, SLM,
51 John F. Kennedy Parkway                                                               Corporation (Sallie Mae) and Allied
Short Hills, NJ 07078                                                                    Capital Corporation (financial services).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (75)        Director     Since 2002      12                          Director, Fiduciary Emerging Markets
51 John F. Kennedy Parkway                                                               Bond Fund PLC and Fiduciary
Short Hills, NJ 07078                                                                    International Ireland Limited.
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates, management consultants to the financial services industry.
------------------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (74)        Director     Since 1974      7                           None
51 John F. Kennedy Parkway
Short Hills, NJ 07078
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and part owner McKinstry
Inc., Chicopee, MA (manufacturer of electrical enclosures).
------------------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (75)           Director     Since 1996      28                          None
51 John F. Kennedy Parkway
Short Hills, NJ 07078
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and
Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light (1965-1969);
and VicePresident, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------


48 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF PORTFOLIOS IN
                                             LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION     TIME SERVED     BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (74)          Director     Since 1998      12                          None
51 John F. Kennedy Parkway
Short Hills, NJ 07078
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------
LEONARD RUBIN (79)              Director     Since 1996      12                          None
51 John F. Kennedy Parkway
Short Hills, NJ 07078
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (58)             Director     Since 1991      12                          Director, El Oro Mining and
51 John F. Kennedy Parkway                                                               Exploration Co., p.l.c.
Short Hills, NJ 07078
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF PORTFOLIOS IN
                                             LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION     TIME SERVED     BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (79)       Director     Since 1996      18                          None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**ANNE M. TATLOCK (65)          Director     Since 2002      7                           Director, Fortune Brands, Inc.
600 Fifth Avenue, 7th Floor                                                              (consumer products) and Merck &
New York, NY 10020-2302                                                                  Co. Inc. (pharmaceuticals).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 49

------------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF PORTFOLIOS IN
                                             LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION     TIME SERVED     BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**DAVID J. WINTERS (42)         Director,    Director        7                           None
51 John F. Kennedy Parkway      President,   since 2001,
Short Hills, NJ 07078-2702      Chairman     President
                                of the       since 1999,
                                Board and    Chairman of
                                Chief        the Board
                                Executive    and Chief
                                Officer -    Executive
                                Investment   Officer -
                                Management   Investment
                                             Management
                                             since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)             Chief        Since July      Not Applicable              Not Applicable
One Franklin Parkway            Compliance   2004
San Mateo, CA 94403-1906        Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)           Senior       Since 2002      Not Applicable              Not Applicable
500 East Broward Blvd.          Vice
Suite 2100                      President
Fort Lauderdale, FL             and Chief
33394-3091                      Executive
                                Officer -
                                Finance and
                                Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (57)              Vice         Since 2000      Not Applicable              Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


50 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF PORTFOLIOS IN
                                             LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION     TIME SERVED     BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)           Vice         Since 2000      Not Applicable              Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc., and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (67)          Vice         Since 2002      Not Applicable              Not Applicable
600 Fifth Avenue                President
Rockefeller Center              - AML
New York, NY 10020-2302         Compliance
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc.
and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL MORANTZ (35)            Treasurer    Since July      Not Applicable              Not Applicable
500 East Broward Blvd.                       2004
Suite 2100
Fort Lauderdale, FL 33394-3091
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)          Vice         Since 2000      Not Applicable              Not Applicable
One Franklin Parkway            President
San Mateo, CA 94403-1906        and
                                Secretary
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 51

------------------------------------------------------------------------------------------------------------------------------------
                                                             NUMBER OF PORTFOLIOS IN
                                             LENGTH OF       FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION     TIME SERVED     BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)            Chief        Since May       Not Applicable              Not Applicable
500 East Broward Blvd.          Financial    2004
Suite 2100                      Officer
Fort Lauderdale, FL 33394-3091  and Chief
                                Accounting
                                Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

*     We base the number of portfolios on each separate series of the U.S.
      registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**    William J. Lippman is considered to be an interested person of Mutual
      Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M.
      Tatlock is considered to be an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, Mutual Series' adviser.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE
AUDIT COMMITTEE, INCLUDING ANN TORRE GRANT, ARE AUDIT COMMITTEE FINANCIAL
EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF
2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE
COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION
ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST.
SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.
--------------------------------------------------------------------------------


52 | Annual Report

MUTUAL EUROPEAN FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 53

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

                      This page intentionally left blank.

                      This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications
Fund Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
 Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(5),(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(7)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(9)
Colorado
Connecticut
Florida(9)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
 Trust(10)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(7) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8)   Portfolio of insured municipal securities.

(9) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(10) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


11/04                                              Not part of the annual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)              One Franklin Parkway
      INVESTMENTS                     San Mateo, CA 94403-1906


|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL EUROPEAN FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF EXECUTIVE OFFICER

David J. Winters, CFA

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

478 A2004 02/05



MUTUAL QUALIFIED   FUND



                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ANNUAL REPORT AND SHAREHOLDER LETTER                            VALUE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
MUTUAL QUALIFIED FUND
                                                       Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                   [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                              THANK YOU FOR YOUR CONTINUED PARTICIPATION

                              At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE         Mutual Series is part of Franklin Templeton
                              Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.

TRUE DIVERSIFICATION          Because these management groups work independently
                              and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                              That's why the funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST     Franklin Templeton Investments seeks to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

                                    CONTENTS

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Mutual Qualified Fund .....................................................    4

Performance Summary .......................................................    9

Your Fund's Expenses ......................................................   14

Financial Highlights and Statement of Investments .........................   16

Financial Statements ......................................................   30

Notes to Financial Statements .............................................   34

Report of Independent Registered Public Accounting Firm ...................   51

Tax Designation ...........................................................   52

Board Members and Officers ................................................   53

Shareholder Information ...................................................   58

--------------------------------------------------------------------------------

ANNUAL REPORT

MUTUAL QUALIFIED FUND

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Qualified Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities of companies the Fund's managers believe are at prices below their intrinsic value in the U.S. and other countries.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Qualified Fund's annual report covering the fiscal year ended December 31, 2004.

PERFORMANCE OVERVIEW

Mutual Qualified Fund - Class Z posted a 16.64% cumulative total return for the 12 months ended December 31, 2004. The Fund outperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 10.87% over the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the year ended December 31, 2004, the domestic economy expanded solidly and broadly across most industries, sectors and regions as gross domestic product (GDP) rose an estimated 4.4%.(2) However, surging energy and other commodity prices had a dampening effect. Although consumer confidence remained below pre-recession levels, consumer spending supported strong auto sales, increased durable goods consumption and a healthy housing market. Similarly, business spending rose substantially even as business confidence wavered. The labor market firmed as employers hired 2.2 million workers in 2004, and unemployment dropped from 5.7% to 5.4% during the year.(3)

The U.S. dollar weakened throughout 2004 and hit an all-time low against the euro and a multi-year low versus the yen. The widening trade and current account deficits and possibility for higher import prices contributed to inflationary

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2)   Source: Bureau of Economic Analysis.

(3)   Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


4 | Annual Report
pressures. The core inflation rate rose to 2.2% in 2004, or 3.3% including volatile food and energy costs. Aiming to keep inflation tame, the Federal Reserve Board raised the federal funds target rate five times between June and December, from 1.00% to 2.25%, the highest level in more than three years.

Domestic equity markets rallied in early 2004 and then fluctuated; however, they were essentially flat through early November. After the elections concluded, the markets enjoyed another strong rally through year-end. The blue chip stocks of the Dow Jones Industrial Average gained 5.31% for the year under review, while the broader S&P 500 rose 10.87% and the technology-heavy NASDAQ Composite Index increased 9.15%.(4)

Outside the U.S., the global economic recovery continued in 2004, led by growth in China. The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank projected euro zone growth may be between 1.6% and 2.0% in 2004, compared with only 0.5% in 2003. In Japan, the economy struggled to emerge from a decade-long deflationary period. Although the country's consumer and business confidence reached their highest levels since 1991, economic growth slowed in response to higher oil prices and reduced external demand. The U.S. dollar decline hurt Japanese and European exports to the U.S., as it made their goods more expensive in the world's biggest market.

For the 12-month period ended December 31, 2004, the Morgan Stanley Capital International (MSCI) World Index's total return was 15.25% in U.S. dollars.(5) Emerging markets, as measured by the MSCI Emerging Markets Index, had a total return of 25.95% in U.S. dollars.(6) In local currencies, these indexes had notably lower total returns of 11.83% and 16.45% for the same period.(5)(6) During the period, most of the world's currencies strengthened in relation to the U.S. dollar, which benefited U.S.-based investors of non-U.S. developed and emerging market equities.

INVESTMENT STRATEGY

At Mutual Series, we remained committed to our three-pronged approach to investing, which utilizes in-depth, fundamental analysis to identify attractive

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

(5) Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

(6) Source: Standard & Poor's Micropal. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 12/31/04

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

U.S.                           62.2%
U.K.                            9.8%
France                          5.3%
Irish Republic                  2.9%
Spain                           2.5%
Canada                          2.4%
Japan                           1.7%
South Korea                     1.6%
Norway                          1.6%
Germany                         1.5%
Finland                         1.2%
Bermuda                         1.2%
Switzerland                     1.2%
Other Countries                 3.6%
Other Net Assets                1.3%


                                                               Annual Report | 5

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/04

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                                      NET ASSETS
--------------------------------------------------------------------------------
Insurance                                                                  11.9%
--------------------------------------------------------------------------------
Metals & Mining                                                             9.0%
--------------------------------------------------------------------------------
Media                                                                       8.0%
--------------------------------------------------------------------------------
Tobacco                                                                     7.8%
--------------------------------------------------------------------------------
Commercial Banks                                                            6.0%
--------------------------------------------------------------------------------
Food Products                                                               4.6%
--------------------------------------------------------------------------------
Real Estate                                                                 3.6%
--------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                  3.2%
--------------------------------------------------------------------------------
Pharmaceuticals                                                             3.1%
--------------------------------------------------------------------------------
Capital Markets                                                             2.7%
--------------------------------------------------------------------------------

investment opportunities in undervalued equities, distressed debt and arbitrage securities. The first prong of our investment strategy is to purchase equities trading at material discounts to our estimate of their intrinsic values. We purchase stocks after completing a comprehensive, industry-wide analysis of financial statements, management teams and business prospects. The second prong is to purchase distressed company securities. Our analysts focus on what we consider good operations of companies whose overleveraged balance sheets can benefit from financial reorganization and who can emerge as stronger, more viable entities after the restructuring process, in our opinion. The third prong is to participate in the arbitrage arena by positioning the securities of announced merger and acquisition transactions. We pay close attention to detail because we realize that when it comes to investing, surprises are rarely favorable. Through our intense research efforts and conservative investing strategy, we seek to generate above-average risk-adjusted returns for our shareholders over time.

MANAGER'S DISCUSSION

In 2004, many of our long-held positions were some of the largest contributors to the Fund's performance. Examples include White Mountains Insurance Group, a U.S. property and casualty insurer; Altadis, a Franco-Spanish tobacco company; and Orkla, a Norwegian conglomerate.

White Mountains, one of the largest contributors to Fund performance during the fiscal year, was an excellent example of how substantial shareholder value can be created when well-capitalized companies are run by strong managers. With the company's solid balance sheet, White Mountains' management team has made several acquisitions, enabling the company to profitably increase its bottom line while extending its exposure to attractive lines of business. In addition to exercising discipline with acquisitions, management remained committed to a conservative underwriting strategy. This strategy enabled White Mountains to continue to report solid underwriting results for 2004 despite record industry-wide insurance claims from the Atlantic hurricane season. During the year under review, the markets began to better appreciate White Mountains' consistent results, strong balance sheet, and disciplined acquisition and underwriting practices, as well as its shareholder-oriented management team. White Mountains' stock rose about 41% in 2004 and has increased more than 443% in the past five years.

In 2004, tobacco companies operating in Europe, such as Altadis, encountered a challenging sales environment, especially in France after the government imposed two substantial tax increases by early 2004 that pressured volumes and contributed to reduced consumption of about 25% in volume. Despite challenges in France and elsewhere, Altadis shares performed well as


6 | Annual Report
management returned cash to shareholders through dividends and share repurchases. In addition, the company announced two acquisitions and a cost-restructuring program, all of which could enable management to continue to increase cash flow and create shareholder value. As a result of these and other factors, Altadis shares appreciated about 65% in 2004. Despite this strong performance, the stock still traded at a significant discount to its European peers and our calculation of the stock's intrinsic value. In addition, some analysts believe the industry is ready for more consolidation. For these and other reasons, we remain enthusiastic about the prospects of our Altadis investment.

Oslo-based Orkla is one of Norway's largest conglomerates with operations in food, media, chemicals and beverages. In early 2004, Orkla's management announced it would divest the company's beverage operations, a 40% stake in the Danish company Carlsberg Breweries. We believed the negotiated price for Carlsberg was favorable, and the market rewarded management's decision to return part of the proceeds to shareholders in the form of a special dividend. The equity market anticipates Orkla to further divest non-core assets and return the proceeds to shareholders. The company reported better-than-expected quarterly results for most of 2004 as its restructuring program progressed ahead of expectations and as some new product launches experienced success. Largely as a result, the stock's discount to its intrinsic value narrowed, and including the special dividend, Orkla shares returned 73% in 2004.

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. At Mutual Series, we typically seek to hedge (protect) against currency risk, which can reduce or eliminate the positive or negative effect on Fund performance of holding investments denominated in currencies other than the U.S. dollar. In 2004, we remained less than fully hedged in foreign currencies allowing shareholders to benefit from a declining U.S. dollar. However, one cannot expect the same result in future periods.

Although many of the Fund's investments performed well in 2004, some holdings underperformed. Positions that declined in value included Eurotunnel, a distressed investment in the operator of the English Channel tunnel; Sovereign Bancorp, one of the largest financial institutions serving New England and the Mid-Atlantic states; and AboveNet, a distressed investment in an operator of optical network data centers.

Eurotunnel's debt securities declined during 2004 largely due to uncertainties surrounding the ultimate resolution of the company's financial situation, as

TOP 10 HOLDINGS
12/31/04

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
White Mountains Insurance Group Inc.                                        5.1%
   INSURANCE, U.S.
--------------------------------------------------------------------------------
Altadis SA                                                                  2.5%
   TOBACCO, SPAIN
--------------------------------------------------------------------------------
International Steel Group                                                   2.4%
   METALS & MINING, U.S.
--------------------------------------------------------------------------------
Sovereign Bancorp Inc.                                                      1.9%
   THIRFTS & MORTGAGE FINANCE, U.S.
--------------------------------------------------------------------------------
Allied Irish Banks PLC                                                      1.9%
   COMMERCIAL BANKS, IRISH REPUBLIC
--------------------------------------------------------------------------------
Newmont Mining Corp.                                                        1.8%
   METALS & MINING, U.S.
--------------------------------------------------------------------------------
Orkla ASA                                                                   1.6%
   FOOD PRODUCTS, NORWAY
--------------------------------------------------------------------------------
British American Tobacco PLC                                                1.5%
   TOBACCO, U.K.
--------------------------------------------------------------------------------
NTL Inc.                                                                    1.5%
   MEDIA, U.K.
--------------------------------------------------------------------------------
Liberty Media Corp., A                                                      1.5%
   MEDIA, U.S.
--------------------------------------------------------------------------------


                                                               Annual Report | 7
well as continuing mediocre operating results after the company's board and management team were replaced in April 2004. Distressed investing can be a lengthy process, and it is not unusual for securities to weaken somewhat before a restructuring or financial resolution is ultimately worked out.

Sovereign Bancorp declined in 2004 after some investors were disappointed that the company continued to expand its northeast U.S. banking franchise through acquisitions rather than focusing on improving the company's core profitability. However, we believe Sovereign Bancorp's management has created one of the premier banking franchises in the northeast U.S., and many industry experts regard the company as a prime acquisition candidate.

AboveNet made distributions under a reorganization plan in late 2003. As one of the company's largest creditors, the Mutual Series funds were appointed a seat on the board and collectively received more than 20% of the company's stock in reorganization. The underperformance of our AboveNet investment during the period largely reflected a liquidity discount.

Thank you for your continued participation in Mutual Qualified Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]                         /s/ Anne E. Gudefin

                                        Anne E. Gudefin, CFA
                                        Portfolio Manager


[PHOTO OMITTED]                         /s/ Shawn M. Tumulty

                                        Shawn M. Tumulty, CFA
                                        Assistant Portfolio Manager

                                        Mutual Qualified Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


8 | Annual Report

PERFORMANCE SUMMARY AS OF 12/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------
CLASS Z                                                  CHANGE     12/31/04      12/31/03
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$1.61       $19.49        $17.88
------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
------------------------------------------------------------------------------------------
Dividend Income                          $0.3891
------------------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.1247
------------------------------------------------------------------------------------------
Long-Term Capital Gain                   $0.8080
------------------------------------------------------------------------------------------
    TOTAL                                $1.3218
------------------------------------------------------------------------------------------
CLASS A                                                  CHANGE     12/31/04      12/31/03
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$1.60       $19.41        $17.81
------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
------------------------------------------------------------------------------------------
Dividend Income                          $0.3244
------------------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.1247
------------------------------------------------------------------------------------------
Long-Term Capital Gain                   $0.8080
------------------------------------------------------------------------------------------
    TOTAL                                $1.2571
------------------------------------------------------------------------------------------
CLASS B                                                  CHANGE     12/31/04      12/31/03
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$1.54       $19.08        $17.54
------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
------------------------------------------------------------------------------------------
Dividend Income                          $0.2146
------------------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.1247
------------------------------------------------------------------------------------------
Long-Term Capital Gain                   $0.8080
------------------------------------------------------------------------------------------
    TOTAL                                $1.1473
------------------------------------------------------------------------------------------
CLASS C                                                  CHANGE     12/31/04      12/31/03
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                    +$1.58       $19.30        $17.72
------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
------------------------------------------------------------------------------------------
Dividend Income                          $0.2003
------------------------------------------------------------------------------------------
Short-Term Capital Gain                  $0.1247
------------------------------------------------------------------------------------------
Long-Term Capital Gain                   $0.8080
------------------------------------------------------------------------------------------
    TOTAL                                $1.1330
------------------------------------------------------------------------------------------

Mutual Qualified Fund paid distributions derived from long-term capital gains of
80.80 cents ($0.8080) per share in December 2004. The Fund designated such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3).


                                                               Annual Report | 9

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------
CLASS Z                               1-YEAR     5-YEAR             10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(2)             16.64%     64.28%             259.57%
--------------------------------------------------------------------------------
Average Annual Total Return(3)         16.64%     10.44%              13.65%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $11,664    $16,428             $35,957
--------------------------------------------------------------------------------
CLASS A                               1-YEAR     5-YEAR      INCEPTION (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(2)             16.27%     61.39%             141.99%
--------------------------------------------------------------------------------
Average Annual Total Return(3)          9.56%      8.75%              10.62%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $10,956    $15,211             $22,805
--------------------------------------------------------------------------------
CLASS B                               1-YEAR     5-YEAR       INCEPTION (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(2)             15.46%     56.32%              75.94%
--------------------------------------------------------------------------------
Average Annual Total Return(3)         11.46%      9.06%               9.77%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $11,146    $15,432             $17,494
--------------------------------------------------------------------------------
CLASS C                               1-YEAR     5-YEAR      INCEPTION (11/1/96)
--------------------------------------------------------------------------------
Cumulative Total Return(2)             15.52%     56.37%             129.65%
--------------------------------------------------------------------------------
Average Annual Total Return(3)         14.52%      9.35%              10.72%
--------------------------------------------------------------------------------
Value of $10,000 Investment(4)       $11,452    $15,637             $22,965
--------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.


 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual Qualified Fund - Class Z, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 5 from 1/1/96-12/31/04.

        CLASS Z (1/1/95-12/31/04)

                      MUTUAL QUALIFIED        S&P
   DATE                     FUND             500(5)
   ----                 ------------        -------
  1/1/1995                $10,000           $10,000
 1/31/1995                $10,199           $10,259
 2/28/1995                $10,607           $10,659
 3/31/1995                $10,716           $10,973
 4/30/1995                $10,997           $11,295
 5/31/1995                $11,309           $11,746
 6/30/1995                $11,372           $12,019
 7/31/1995                $11,915           $12,417
 8/31/1995                $12,138           $12,448
 9/30/1995                $12,472           $12,973
10/31/1995                $12,199           $12,927
11/30/1995                $12,530           $13,493
12/31/1995                $12,545           $13,753
 1/31/1996                $13,128           $14,221
 2/29/1996                $13,499           $14,353
 3/31/1996                $13,639           $14,491
 4/30/1996                $13,711           $14,705
 5/31/1996                $13,907           $15,083
 6/30/1996                $13,826           $15,141
 7/31/1996                $13,374           $14,472
 8/31/1996                $13,822           $14,778
 9/30/1996                $14,239           $15,609
10/31/1996                $14,401           $16,039
11/30/1996                $15,143           $17,251
12/31/1996                $15,342           $16,909
 1/31/1997                $15,842           $17,965
 2/28/1997                $16,187           $18,106
 3/31/1997                $15,979           $17,363
 4/30/1997                $16,121           $18,399
 5/31/1997                $16,896           $19,518
 6/30/1997                $17,453           $20,392
 7/31/1997                $18,360           $22,014
 8/31/1997                $18,207           $20,782
 9/30/1997                $19,119           $21,919
10/31/1997                $18,591           $21,188
11/30/1997                $18,812           $22,168
12/31/1997                $19,164           $22,548
 1/31/1998                $19,069           $22,798
 2/28/1998                $20,176           $24,441
 3/31/1998                $20,966           $25,691
 4/30/1998                $20,987           $25,950
 5/31/1998                $20,914           $25,504
 6/30/1998                $20,776           $26,540
 7/31/1998                $20,164           $26,258
 8/31/1998                $17,164           $22,465
 9/30/1998                $17,099           $23,905
10/31/1998                $18,096           $25,847
11/30/1998                $18,996           $27,413
12/31/1998                $19,260           $28,992
 1/31/1999                $19,388           $30,204
 2/28/1999                $18,862           $29,265
 3/31/1999                $19,821           $30,436
 4/30/1999                $21,565           $31,614
 5/31/1999                $21,834           $30,869
 6/30/1999                $22,480           $32,581
 7/31/1999                $22,058           $31,565
 8/31/1999                $21,021           $31,408
 9/30/1999                $20,538           $30,549
10/31/1999                $21,093           $32,481
11/30/1999                $21,708           $33,141
12/31/1999                $21,886           $35,092
 1/31/2000                $21,278           $33,329
 2/29/2000                $20,307           $32,699
 3/31/2000                $22,521           $35,895
 4/30/2000                $22,547           $34,816
 5/31/2000                $23,038           $34,103
 6/30/2000                $22,672           $34,944
 7/31/2000                $23,360           $34,398
 8/31/2000                $24,397           $36,534
 9/30/2000                $24,467           $34,606
10/31/2000                $24,678           $34,459
11/30/2000                $23,906           $31,744
12/31/2000                $25,006           $31,900
 1/31/2001                $26,346           $33,031
 2/28/2001                $26,301           $30,021
 3/31/2001                $25,728           $28,120
 4/30/2001                $26,948           $30,304
 5/31/2001                $27,911           $30,507
 6/30/2001                $28,347           $29,765
 7/31/2001                $28,470           $29,472
 8/31/2001                $27,975           $27,629
 9/30/2001                $25,378           $25,398
10/31/2001                $25,193           $25,882
11/30/2001                $26,260           $27,867
12/31/2001                $27,059           $28,111
 1/31/2002                $26,944           $27,701
 2/28/2002                $27,075           $27,167
 3/31/2002                $28,010           $28,189
 4/30/2002                $28,206           $26,481
 5/31/2002                $28,206           $26,286
 6/30/2002                $26,287           $24,414
 7/31/2002                $24,435           $22,512
 8/31/2002                $24,652           $22,659
 9/30/2002                $23,049           $20,199
10/31/2002                $23,366           $21,975
11/30/2002                $23,951           $23,267
12/31/2002                $23,623           $21,901
 1/31/2003                $23,436           $21,328
 2/28/2003                $22,945           $21,008
 3/31/2003                $22,996           $21,210
 4/30/2003                $24,571           $22,958
 5/31/2003                $25,943           $24,166
 6/30/2003                $26,370           $24,475
 7/31/2003                $26,762           $24,906
 8/31/2003                $27,427           $25,391
 9/30/2003                $27,290           $25,122
10/31/2003                $28,449           $26,543
11/30/2003                $29,403           $26,776
12/31/2003                $30,826           $28,179
 1/31/2004                $31,119           $28,696
 2/29/2004                $31,878           $29,095
 3/31/2004                $31,878           $28,656
 4/30/2004                $30,946           $28,207
 5/31/2004                $31,205           $28,593
 6/30/2004                $31,794           $29,149
 7/31/2004                $31,310           $28,185
 8/31/2004                $31,725           $28,298
 9/30/2004                $32,485           $28,604
10/31/2004                $32,848           $29,041
11/30/2004                $34,887           $30,216
12/31/2004                $35,957           $31,243

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS Z                                                                 12/31/04
--------------------------------------------------------------------------------
1-Year                                                                    16.64%
--------------------------------------------------------------------------------
5-Year                                                                    10.44%
--------------------------------------------------------------------------------
10-Year                                                                   13.65%
--------------------------------------------------------------------------------


 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual Qualified Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 5 from 11/1/96-12/31/03.

        CLASS A (11/1/96-12/31/04)

                  MUTUAL QUALIFIED         S&P
   DATE                 FUND              500(5)
   ----             ------------          -------
 11/1/1996               $9,425           $10,000
11/30/1996               $9,908           $10,755
12/31/1996              $10,035           $10,542
 1/31/1997              $10,360           $11,200
 2/28/1997              $10,579           $11,288
 3/31/1997              $10,437           $10,825
 4/30/1997              $10,530           $11,471
 5/31/1997              $11,031           $12,169
 6/30/1997              $11,389           $12,714
 7/31/1997              $11,982           $13,725
 8/31/1997              $11,875           $12,957
 9/30/1997              $12,466           $13,666
10/31/1997              $12,120           $13,210
11/30/1997              $12,258           $13,821
12/31/1997              $12,488           $14,058
 1/31/1998              $12,419           $14,213
 2/28/1998              $13,135           $15,238
 3/31/1998              $13,644           $16,018
 4/30/1998              $13,658           $16,179
 5/31/1998              $13,603           $15,901
 6/30/1998              $13,506           $16,546
 7/31/1998              $13,111           $16,371
 8/31/1998              $11,153           $14,006
 9/30/1998              $11,111           $14,904
10/31/1998              $11,762           $16,115
11/30/1998              $12,335           $17,091
12/31/1998              $12,507           $18,075
 1/31/1999              $12,590           $18,831
 2/28/1999              $12,240           $18,246
 3/31/1999              $12,864           $18,975
 4/30/1999              $13,992           $19,710
 5/31/1999              $14,167           $19,245
 6/30/1999              $14,577           $20,313
 7/31/1999              $14,295           $19,679
 8/31/1999              $13,620           $19,582
 9/30/1999              $13,306           $19,046
10/31/1999              $13,659           $20,251
11/30/1999              $14,052           $20,662
12/31/1999              $14,166           $21,878
 1/31/2000              $13,772           $20,779
 2/29/2000              $13,134           $20,386
 3/31/2000              $14,561           $22,379
 4/30/2000              $14,570           $21,706
 5/31/2000              $14,889           $21,262
 6/30/2000              $14,655           $21,786
 7/31/2000              $15,091           $21,446
 8/31/2000              $15,746           $22,777
 9/30/2000              $15,791           $21,575
10/31/2000              $15,918           $21,484
11/30/2000              $15,418           $19,791
12/31/2000              $16,123           $19,888
 1/31/2001              $16,980           $20,593
 2/28/2001              $16,951           $18,717
 3/31/2001              $16,571           $17,532
 4/30/2001              $17,360           $18,893
 5/31/2001              $17,973           $19,020
 6/30/2001              $18,241           $18,557
 7/31/2001              $18,321           $18,374
 8/31/2001              $17,991           $17,225
 9/30/2001              $16,321           $15,834
10/31/2001              $16,201           $16,137
11/30/2001              $16,881           $17,374
12/31/2001              $17,388           $17,526
 1/31/2002              $17,304           $17,271
 2/28/2002              $17,388           $16,938
 3/31/2002              $17,981           $17,575
 4/30/2002              $18,097           $16,510
 5/31/2002              $18,097           $16,388
 6/30/2002              $16,855           $15,221
 7/31/2002              $15,671           $14,035
 8/31/2002              $15,800           $14,127
 9/30/2002              $14,779           $12,593
10/31/2002              $14,972           $13,701
11/30/2002              $15,338           $14,506
12/31/2002              $15,129           $13,654
 1/31/2003              $15,009           $13,297
 2/28/2003              $14,693           $13,098
 3/31/2003              $14,704           $13,223
 4/30/2003              $15,716           $14,313
 5/31/2003              $16,586           $15,066
 6/30/2003              $16,856           $15,259
 7/31/2003              $17,097           $15,528
 8/31/2003              $17,513           $15,830
 9/30/2003              $17,436           $15,663
10/31/2003              $18,158           $16,548
11/30/2003              $18,771           $16,694
12/31/2003              $19,665           $17,569
 1/31/2004              $19,853           $17,891
 2/29/2004              $20,328           $18,140
 3/31/2004              $20,328           $17,866
 4/30/2004              $19,720           $17,586
 5/31/2004              $19,886           $17,827
 6/30/2004              $20,257           $18,173
 7/31/2004              $19,936           $17,572
 8/31/2004              $20,190           $17,643
 9/30/2004              $20,677           $17,833
10/31/2004              $20,898           $18,106
11/30/2004              $22,193           $18,838
12/31/2004              $22,805           $19,479


AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                 12/31/04
--------------------------------------------------------------------------------
1-Year                                                                     9.56%
--------------------------------------------------------------------------------
5-Year                                                                     8.75%
--------------------------------------------------------------------------------
Since Inception (11/1/96)                                                 10.62%
--------------------------------------------------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS B                                                                 12/31/04
--------------------------------------------------------------------------------
1-Year                                                                    11.46%
--------------------------------------------------------------------------------
5-Year                                                                     9.06%
--------------------------------------------------------------------------------
Since Inception (1/1/99)                                                   9.77%
--------------------------------------------------------------------------------


 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual Qualified Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 5 from 1/1/99-12/31/03.

        CLASS B (1/1/99-12/31/04)

                  MUTUAL QUALIFIED         S&P
   DATE                 FUND              500(5)
   ----           ----------------        -------
  1/1/1999              $10,000           $10,000
 1/31/1999              $10,061           $10,418
 2/28/1999               $9,787           $10,094
 3/31/1999              $10,274           $10,498
 4/30/1999              $11,163           $10,905
 5/31/1999              $11,297           $10,647
 6/30/1999              $11,617           $11,238
 7/31/1999              $11,385           $10,887
 8/31/1999              $10,851           $10,834
 9/30/1999              $10,588           $10,537
10/31/1999              $10,864           $11,203
11/30/1999              $11,171           $11,431
12/31/1999              $11,255           $12,104
 1/31/2000              $10,933           $11,496
 2/29/2000              $10,423           $11,279
 3/31/2000              $11,550           $12,381
 4/30/2000              $11,557           $12,009
 5/31/2000              $11,805           $11,763
 6/30/2000              $11,605           $12,053
 7/31/2000              $11,946           $11,865
 8/31/2000              $12,461           $12,601
 9/30/2000              $12,491           $11,936
10/31/2000              $12,585           $11,886
11/30/2000              $12,186           $10,949
12/31/2000              $12,731           $11,003
 1/31/2001              $13,405           $11,393
 2/28/2001              $13,366           $10,355
 3/31/2001              $13,064            $9,699
 4/30/2001              $13,676           $10,453
 5/31/2001              $14,156           $10,523
 6/30/2001              $14,358           $10,267
 7/31/2001              $14,413           $10,166
 8/31/2001              $14,151            $9,530
 9/30/2001              $12,830            $8,760
10/31/2001              $12,719            $8,927
11/30/2001              $13,252            $9,612
12/31/2001              $13,644            $9,696
 1/31/2002              $13,569            $9,555
 2/28/2002              $13,628            $9,371
 3/31/2002              $14,089            $9,723
 4/30/2002              $14,173            $9,134
 5/31/2002              $14,165            $9,067
 6/30/2002              $13,184            $8,421
 7/31/2002              $12,253            $7,765
 8/31/2002              $12,338            $7,816
 9/30/2002              $11,536            $6,967
10/31/2002              $11,681            $7,580
11/30/2002              $11,963            $8,025
12/31/2002              $11,792            $7,554
 1/31/2003              $11,689            $7,357
 2/28/2003              $11,439            $7,246
 3/31/2003              $11,448            $7,316
 4/30/2003              $12,222            $7,919
 5/31/2003              $12,900            $8,335
 6/30/2003              $13,099            $8,442
 7/31/2003              $13,280            $8,591
 8/31/2003              $13,600            $8,758
 9/30/2003              $13,523            $8,665
10/31/2003              $14,076            $9,155
11/30/2003              $14,543            $9,236
12/31/2003              $15,237            $9,720
 1/31/2004              $15,368            $9,898
 2/29/2004              $15,733           $10,036
 3/31/2004              $15,715            $9,884
 4/30/2004              $15,246            $9,729
 5/31/2004              $15,359            $9,863
 6/30/2004              $15,634           $10,054
 7/31/2004              $15,382            $9,722
 8/31/2004              $15,573            $9,761
 9/30/2004              $15,938            $9,866
10/31/2004              $16,104           $10,017
11/30/2004              $17,086           $10,422
12/31/2004              $17,494           $10,777


AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS C                                                                 12/31/04
--------------------------------------------------------------------------------
1-Year                                                                    14.52%
--------------------------------------------------------------------------------
5-Year                                                                     9.35%
--------------------------------------------------------------------------------
Since Inception (11/1/96)                                                 10.72%
--------------------------------------------------------------------------------

        CLASS C 11/1/96-12/31/04)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual Qualified Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 5 from 11/1/96-12/31/03.

       CLASS C 11/1/96-12/31/04)

                   MUTUAL QUALIFIED         S&P
   DATE                  FUND              500(5)
   ----            ----------------       -------
 11/1/1996              $10,000           $10,000
11/30/1996              $10,509           $10,755
12/31/1996              $10,637           $10,542
 1/31/1997              $10,974           $11,200
 2/28/1997              $11,204           $11,288
 3/31/1997              $11,046           $10,825
 4/30/1997              $11,138           $11,471
 5/31/1997              $11,669           $12,169
 6/30/1997              $12,043           $12,714
 7/31/1997              $12,659           $13,725
 8/31/1997              $12,545           $12,957
 9/30/1997              $13,158           $13,666
10/31/1997              $12,785           $13,210
11/30/1997              $12,925           $13,821
12/31/1997              $13,158           $14,058
 1/31/1998              $13,078           $14,213
 2/28/1998              $13,827           $15,238
 3/31/1998              $14,358           $16,018
 4/30/1998              $14,358           $16,179
 5/31/1998              $14,292           $15,901
 6/30/1998              $14,190           $16,546
 7/31/1998              $13,757           $16,371
 8/31/1998              $11,698           $14,006
 9/30/1998              $11,646           $14,904
10/31/1998              $12,318           $16,115
11/30/1998              $12,916           $17,091
12/31/1998              $13,082           $18,075
 1/31/1999              $13,162           $18,831
 2/28/1999              $12,794           $18,246
 3/31/1999              $13,434           $18,975
 4/30/1999              $14,602           $19,710
 5/31/1999              $14,778           $19,245
 6/30/1999              $15,200           $20,313
 7/31/1999              $14,895           $19,679
 8/31/1999              $14,196           $19,582
 9/30/1999              $13,850           $19,046
10/31/1999              $14,212           $20,251
11/30/1999              $14,615           $20,662
12/31/1999              $14,722           $21,878
 1/31/2000              $14,302           $20,779
 2/29/2000              $13,636           $20,386
 3/31/2000              $15,108           $22,379
 4/30/2000              $15,117           $21,706
 5/31/2000              $15,441           $21,262
 6/30/2000              $15,178           $21,786
 7/31/2000              $15,623           $21,446
 8/31/2000              $16,305           $22,777
 9/30/2000              $16,343           $21,575
10/31/2000              $16,457           $21,484
11/30/2000              $15,936           $19,791
12/31/2000              $16,653           $19,888
 1/31/2001              $17,532           $20,593
 2/28/2001              $17,491           $18,717
 3/31/2001              $17,097           $17,532
 4/30/2001              $17,885           $18,893
 5/31/2001              $18,521           $19,020
 6/30/2001              $18,789           $18,557
 7/31/2001              $18,852           $18,374
 8/31/2001              $18,509           $17,225
 9/30/2001              $16,778           $15,834
10/31/2001              $16,643           $16,137
11/30/2001              $17,338           $17,374
12/31/2001              $17,845           $17,526
 1/31/2002              $17,757           $17,271
 2/28/2002              $17,834           $16,938
 3/31/2002              $18,423           $17,575
 4/30/2002              $18,532           $16,510
 5/31/2002              $18,521           $16,388
 6/30/2002              $17,252           $15,221
 7/31/2002              $16,021           $14,035
 8/31/2002              $16,143           $14,127
 9/30/2002              $15,090           $12,593
10/31/2002              $15,278           $13,701
11/30/2002              $15,655           $14,506
12/31/2002              $15,430           $13,654
 1/31/2003              $15,296           $13,297
 2/28/2003              $14,962           $13,098
 3/31/2003              $14,973           $13,223
 4/30/2003              $15,987           $14,313
 5/31/2003              $16,867           $15,066
 6/30/2003              $17,135           $15,259
 7/31/2003              $17,371           $15,528
 8/31/2003              $17,785           $15,830
 9/30/2003              $17,696           $15,663
10/31/2003              $18,424           $16,548
11/30/2003              $19,029           $16,694
12/31/2003              $19,929           $17,569
 1/31/2004              $20,098           $17,891
 2/29/2004              $20,582           $18,140
 3/31/2004              $20,559           $17,866
 4/30/2004              $19,940           $17,586
 5/31/2004              $20,087           $17,827
 6/30/2004              $20,453           $18,173
 7/31/2004              $20,126           $17,572
 8/31/2004              $20,374           $17,643
 9/30/2004              $20,847           $17,833
10/31/2004              $21,061           $18,106
11/30/2004              $22,345           $18,838
12/31/2004              $22,965           $19,479



12 | Annual Report

ENDNOTES

THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


                                                              Annual Report | 13

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.
      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT    ENDING ACCOUNT    EXPENSES PAID DURING
CLASS Z                                      VALUE 6/30/04      VALUE 12/31/04  PERIOD* 6/30/04-12/31/04
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,166.40             $4.52
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,020.96             $4.22
--------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,162.70             $6.41
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,019.20             $5.99
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,154.60             $9.86
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,015.99             $9.22
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000             $1,155.20             $9.86
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000             $1,015.99             $9.22
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      0.83%; A: 1.18%; B: 1.82%; and C: 1.82%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                              Annual Report | 15

MUTUAL QUALIFIED FUND

FINANCIAL HIGHLIGHTS

                                                              --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS Z                                                          2004           2003           2002           2001         2000
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................  $    17.88     $    13.95     $    16.49     $    16.61   $    16.91
                                                              --------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..................................         .37            .20            .28            .23          .24

 Net realized and unrealized gains (losses) ................        2.56           4.04          (2.34)          1.12         1.99
                                                              --------------------------------------------------------------------
Total from investment operations ...........................        2.93           4.24          (2.06)          1.35         2.23
                                                              --------------------------------------------------------------------
Less distributions from:

 Net investment income .....................................        (.39)          (.31)          (.26)          (.20)        (.55)

 Net realized gains ........................................        (.93)            --           (.22)         (1.27)       (1.98)
                                                              --------------------------------------------------------------------
Total distributions ........................................       (1.32)          (.31)          (.48)         (1.47)       (2.53)
                                                              --------------------------------------------------------------------
Redemption fees ............................................          --(d)          --             --             --           --
                                                              --------------------------------------------------------------------
Net asset value, end of year ...............................  $    19.49     $    17.88     $    13.95     $    16.49   $    16.61
                                                              ====================================================================

Total return(b) ............................................       16.64%         30.50%        (12.70)%         8.21%       14.25%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................  $3,419,744     $3,102,506     $2,503,544     $3,022,299   $2,921,221

Ratios to average net assets:*

 Expenses(c) ...............................................         .82%           .85%           .80%           .80%         .83%

 Expenses, net of waiver and payments by affiliate(c) ......         .82%           .85%           .80%           .80%         .80%

 Net investment income .....................................        2.01%          1.34%          1.81%          1.29%        1.43%

Portfolio turnover rate ....................................       37.61%         49.70%         51.24%         52.64%       54.73%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ..................................................         .81%           .82%           .79%           .79%         .81%

 Expenses, net of waiver and payments by affiliate .........         .81%           .82%           .79%           .79%         .78%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


16 | See notes to financial statements. | Annual Report

MUTUAL QUALIFIED FUND

                                                              --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS A                                                          2004           2003           2002           2001         2000
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................  $    17.81     $    13.91     $    16.44     $    16.56   $    16.87
                                                              --------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..................................         .31            .15            .23            .17          .18

 Net realized and unrealized gains (losses) ................        2.55           4.01          (2.33)          1.12         1.98
                                                              --------------------------------------------------------------------
Total from investment operations ...........................        2.86           4.16          (2.10)          1.29         2.16
                                                              --------------------------------------------------------------------
Less distributions from:

 Net investment income .....................................        (.33)          (.26)          (.21)          (.14)        (.49)

 Net realized gains ........................................        (.93)            --           (.22)         (1.27)       (1.98)
                                                              --------------------------------------------------------------------
Total distributions ........................................       (1.26)          (.26)          (.43)         (1.41)       (2.47)
                                                              --------------------------------------------------------------------
Redemption fees ............................................          --(d)          --             --             --           --
                                                              --------------------------------------------------------------------
Net asset value, end of year ...............................  $    19.41     $    17.81     $    13.91     $    16.44   $    16.56
                                                              ====================================================================

Total return(b) ............................................       16.27%         29.98%        (13.00)%         7.85%       13.81%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................  $  692,523     $  625,088     $  449,507     $  482,182   $  443,655

Ratios to average net assets:*

 Expenses(c) ...............................................        1.17%          1.20%          1.15%          1.15%        1.18%

 Expenses, net of waiver and payments by affiliate(c) ......        1.17%          1.20%          1.15%          1.15%        1.15%

 Net investment income .....................................        1.66%           .99%          1.46%           .94%        1.08%

Portfolio turnover rate ....................................       37.61%         49.70%         51.24%         52.64%       54.73%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ..................................................        1.16%          1.17%          1.14%          1.14%        1.16%

 Expenses, net of waiver and payments by affiliate .........        1.16%          1.17%          1.14%          1.14%        1.13%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial statements. | 17

MUTUAL QUALIFIED FUND

                                                              --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS B                                                          2004           2003           2002           2001         2000
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .........................  $    17.54     $    13.72     $    16.25     $    16.44   $    16.78
                                                              --------------------------------------------------------------------
Income from investment operations:

 Net investment income((a)) ................................         .19            .05            .13            .04          .08

 Net realized and unrealized gains (losses) ................        2.50           3.94          (2.30)          1.13         1.96
                                                              --------------------------------------------------------------------
Total from investment operations ...........................        2.69           3.99          (2.17)          1.17         2.04
                                                              --------------------------------------------------------------------
Less distributions from:

 Net investment income .....................................        (.22)          (.17)          (.14)          (.09)        (.40)

 Net realized gains ........................................        (.93)            --           (.22)         (1.27)       (1.98)
                                                              --------------------------------------------------------------------
Total distributions ........................................       (1.15)          (.17)          (.36)         (1.36)       (2.38)
                                                              --------------------------------------------------------------------
Redemption fees ............................................          --(d)          --             --             --           --
                                                              --------------------------------------------------------------------
Net asset value, end of year ...............................  $    19.08     $    17.54     $    13.72     $    16.25   $    16.44
                                                              ====================================================================
Total return(b) ............................................       15.46%         29.22%        (13.58)%         7.17%       13.12%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................  $   67,714     $   53,760     $   36,023     $   20,581   $    6,278

Ratios to average net assets:*

 Expenses(c) ...............................................        1.82%          1.85%          1.80%          1.80%        1.82%

 Expenses, net of waiver and payments by affiliate(c) ......        1.82%          1.85%          1.80%          1.80%        1.80%

 Net investment income .....................................        1.01%           .34%           .81%           .24%         .45%

Portfolio turnover rate ....................................       37.61%         49.70%         51.24%         52.64%       54.73%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ..................................................        1.81%          1.82%          1.79%          1.79%        1.80%

 Expenses, net of waiver and payments by affiliate .........        1.81%          1.82%          1.79%          1.79%        1.78%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


18 | See notes to financial statements. | Annual Report

MUTUAL QUALIFIED FUND

                                                              --------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
CLASS C                                                          2004           2003           2002           2001         2000
                                                              --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
 (for a share outstanding throughout the year)

Net asset value, beginning of year .........................  $    17.72     $    13.85     $    16.36     $    16.49   $    16.80
                                                              --------------------------------------------------------------------
Income from investment operations:

 Net investment income((a)) ................................         .19            .05            .13            .05          .07

 Net realized and unrealized gains (losses) ................        2.52           3.98          (2.31)          1.12         1.97
                                                              --------------------------------------------------------------------
Total from investment operations ...........................        2.71           4.03          (2.18)          1.17         2.04
                                                              --------------------------------------------------------------------
Less distributions from:

 Net investment income .....................................        (.20)          (.16)          (.11)          (.03)        (.37)

 Net realized gains ........................................        (.93)            --           (.22)         (1.27)       (1.98)
                                                              --------------------------------------------------------------------
Total distributions ........................................       (1.13)          (.16)          (.33)         (1.30)       (2.35)
                                                              --------------------------------------------------------------------
Redemption fees ............................................          --(d)          --             --             --           --
                                                              --------------------------------------------------------------------
Net asset value, end of year ...............................  $    19.30     $    17.72     $    13.85     $    16.36   $    16.49
                                                              ====================================================================

Total return(b) ............................................       15.52%         29.16%        (13.53)%         7.16%       13.11%


RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ............................  $  311,071     $  285,668     $  225,699     $  251,798   $  220,838

Ratios to average net assets:*

 Expenses(c) ...............................................        1.82%          1.85%          1.79%          1.79%        1.82%

 Expenses, net of waiver and payments by affiliate(c) ......        1.82%          1.85%          1.79%          1.79%        1.79%

 Net investment income .....................................        1.01%           .34%           .82%           .30%         .44%

Portfolio turnover rate ....................................       37.61%         49.70%         51.24%         52.64%       54.73%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ..................................................        1.81%          1.82%          1.78%          1.78%        1.80%

 Expenses, net of waiver and payments by affiliate .........        1.81%          1.82%          1.78%          1.78%        1.77%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial statements. | 19

MUTUAL QUALIFIED FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                     COUNTRY         CONTRACTS           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS 79.9%
            AEROSPACE & DEFENSE .4%
            Northrop Grumman Corp. .............................................  United States            314,600   $   17,101,656
                                                                                                                     --------------

            AIRLINES .7%
        (a) Ace Aviation Holdings Inc. .........................................      Canada             1,087,471       32,233,792
(a),(b),(c) Air Canada Inc., Contingent Distribution ...........................      Canada           238,886,992               --
                                                                                                                     --------------
                                                                                                                         32,233,792
                                                                                                                     --------------

            BEVERAGES 1.5%
            Brown-Forman Corp., A ..............................................  United States             79,200        4,020,192
            C&C Group PLC ......................................................  Irish Republic         2,877,654       11,558,725
            Coca-Cola Enterprises Inc. .........................................  United States            730,100       15,222,585
            Diageo PLC .........................................................  United Kingdom         2,580,700       36,804,870
                                                                                                                     --------------
                                                                                                                         67,606,372
                                                                                                                     --------------

            CAPITAL MARKETS 2.7%
        (a) A.B. Watley Group Inc ..............................................  United States            128,325           21,815
    (a),(e) KKR Financial Corp., 144A ..........................................  United States          5,163,200       53,955,440
        (d) Leucadia National Corp. ............................................  United States            691,640       45,652,390
            MCG Capital Corp. ..................................................  United States          1,244,149       21,312,273
                                                                                                                     --------------
                                                                                                                        120,941,918
                                                                                                                     --------------

            COMMERCIAL BANKS 6.0%
            Allied Irish Banks PLC .............................................  Irish Republic         4,041,494       83,800,180
            Bank of Ireland ....................................................  Irish Republic         2,248,075       37,121,059
            BNP Paribas SA .....................................................      France               479,009       34,645,796
    (a),(d) Centennial Bank Holdings Inc. ......................................  United States          1,735,639       18,224,210
        (a) Cerberus NCB Acquisition LP Ltd., wts., 8/29/13 ....................      Japan              9,375,044        4,687,522
            Danske Bank ........................................................     Denmark             1,249,080       38,220,984
(a),(d),(e) Elephant Capital Holdings Ltd. .....................................      Japan                 11,087       14,745,195
            Kansai Urban Banking Corp. .........................................      Japan                714,567        1,325,598
    (a),(e) Nippon Investment LLC ..............................................      Japan              9,112,000               --
(a),(d),(e) State National Bancshares Inc. .....................................  United States          1,375,000       38,500,000
                                                                                                                     --------------
                                                                                                                        271,270,544
                                                                                                                     --------------

            COMMERCIAL SERVICES & SUPPLIES 1.3%
        (a) Comdisco Holding Co., Inc. .........................................  United States                 62            1,383
        (b) Comdisco, Contingent Distribution ..................................  United States         44,591,246               --
        (a) Insun ENT Co., Ltd. ................................................   South Korea             408,527        8,030,839
            Republic Services Inc. .............................................  United States          1,589,000       53,295,060
    (a),(b) Safety Kleen Corp., Contingent Distribution ........................  United States            535,000               --
                                                                                                                     --------------
                                                                                                                         61,327,282
                                                                                                                     --------------

            COMPUTERS & PERIPHERALS
        (a) DecisionOne Corp. ..................................................  United States            245,461               --
                                                                                                                     --------------

            CONSTRUCTION MATERIALS .6%
            Lafarge North America Inc. .........................................  United States              7,645          392,341
            RMC Group PLC ......................................................  United Kingdom         1,762,111       28,715,733
                                                                                                                     --------------
                                                                                                                         29,108,074
                                                                                                                     --------------


20 | Annual Report

MUTUAL QUALIFIED FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                     COUNTRY        CONTRACTS            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
            CONSUMER FINANCE
    (a),(e) Union Acceptance Corp., A ..........................................  United States          3,595,994   $      539,399
                                                                                                                     --------------

            DIVERSIFIED FINANCIAL SERVICES .5%
            Deutsche Bourse AG .................................................     Germany               379,953       22,830,591
            London Stock Exchange PLC ..........................................  United Kingdom             4,400           49,153
    (a),(b) Marconi Corp., Contingent Distribution .............................  United Kingdom        34,293,500               --
                                                                                                                     --------------
                                                                                                                         22,879,744
                                                                                                                     --------------

            DIVERSIFIED TELECOMMUNICATION SERVICES 2.7%
(a),(d),(f) AboveNet Inc. ......................................................  United States            365,293        8,753,662
(a),(b),(f) AboveNet Inc., Contingent Distribution .............................  United States         50,430,000               --
(a),(d),(f) AboveNet Inc., wts., 9/08/08 .......................................  United States             11,991           76,742
(a),(d),(f) AboveNet Inc., wts., 9/08/10 .......................................  United States             14,107           56,428
        (a) Belgacom SA ........................................................     Belgium               396,300       17,101,368
            Chunghwa Telecom Co. Ltd., ADR .....................................      Taiwan               974,078       20,504,342
        (b) Global Crossing Holdings Ltd., Contingent Distribution .............  United States         49,411,586           61,765
        (a) MCI Inc. ...........................................................  United States            749,846       15,116,895
            Sprint Corp. .......................................................  United States            123,900        3,078,915
    (a),(b) Telewest Communications PLC, Contingent Distribution ...............  United Kingdom        53,559,146               --
    (a),(b) Telewest Finance Ltd., Contingent Distribution .....................  United Kingdom         5,795,000               --
        (a) Telewest Global Inc. ...............................................  United Kingdom         3,122,294       54,889,929
                                                                                                                     --------------
                                                                                                                        119,640,046
                                                                                                                     --------------

            ELECTRIC UTILITIES 1.0%
        (a) Aquila Inc .........................................................  United States          4,308,600       15,898,734
            E.ON AG ............................................................     Germany               304,810       27,787,461
                                                                                                                     --------------
                                                                                                                         43,686,195
                                                                                                                     --------------

            FOOD & STAPLES RETAILING .6%
            Groupe Bourbon .....................................................      France               215,723       10,576,551
        (a) Kroger Co. .........................................................  United States            828,700       14,535,398
                                                                                                                     --------------
                                                                                                                         25,111,949
                                                                                                                     --------------

            FOOD PRODUCTS 4.9%
            Cadbury Schweppes PLC ..............................................  United Kingdom         2,728,621       25,401,766
            CSM NV .............................................................   Netherlands             733,412       22,810,893
            Groupe Danone ......................................................      France               660,860       60,936,651
            Nestle SA ..........................................................   Switzerland             160,750       41,988,783
            Orkla ASA ..........................................................      Norway             2,151,200       70,589,880
                                                                                                                     --------------
                                                                                                                        221,727,973
                                                                                                                     --------------

            HEALTH CARE EQUIPMENT & SUPPLIES .2%
        (n) Guidant Corp. ......................................................  United States            137,700        9,928,170
                                                                                                                     --------------

            HEALTH CARE PROVIDERS & SERVICES 2.5%
        (a) Alderwoods Group Inc. ..............................................  United States            172,684        1,965,144
        (e) Generale de Sante ..................................................      France             1,984,113       41,571,276
    (a),(f) Kindred Healthcare Inc. ............................................  United States          1,208,060       34,372,327
    (a),(f) Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 .................  United States                588            2,323
    (a),(f) Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ..................  United States                294            6,137
    (a),(f) Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 .................  United States              2,916           18,079


                                                              Annual Report | 21

MUTUAL QUALIFIED FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                    COUNTRY          CONTRACTS            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
            HEALTH CARE PROVIDERS & SERVICES (CONT.)
    (a),(f) Kindred Healthcare Inc., wts., Series A, 4/20/06 ...................  United States            104,567   $    3,107,313
    (a),(f) Kindred Healthcare Inc., wts., Series B, 4/20/06 ...................  United States            261,416        6,854,328
            Select Medical Corp. ...............................................  United States            138,100        2,430,560
        (a) Triad Hospitals Inc. ...............................................  United States            570,800       21,239,468
                                                                                                                     --------------
                                                                                                                        111,566,955
                                                                                                                     --------------

            HOTELS RESTAURANTS & LEISURE .3%
        (a) Caesars Entertainment Inc. .........................................  United States            279,000        5,619,060
    (a),(e) FHC Delaware Inc. ..................................................  United States            452,571        3,561,734
            Mandalay Resort Group ..............................................  United States             66,900        4,711,767
                                                                                                                     --------------
                                                                                                                         13,892,561
                                                                                                                     --------------

            INDUSTRIAL CONGLOMERATES
            Wendel Investissement ..............................................      France                 3,812          278,560
                                                                                                                     --------------

            INSURANCE 11.9%
        (a) Alleghany Corp. ....................................................  United States            138,214       39,425,544
        (a) Berkshire Hathaway Inc., A .........................................  United States                468       41,137,200
        (a) Berkshire Hathaway Inc., B .........................................  United States              3,750       11,010,000
            Hartford Financial Services Group Inc. .............................  United States            482,200       33,421,282
(a),(d),(e) Imagine Group Holdings Ltd. ........................................     Bermuda             2,814,856       28,828,432
            Montpelier Re Holdings Ltd. ........................................     Bermuda               220,816        8,490,375
    (a),(d) Occum Acquisition Corp. ............................................  United States            394,800       39,480,000
            Old Republic International Corp. ...................................  United States          1,708,400       43,222,520
    (a),(d) Olympus Re Holdings Ltd. ...........................................     Bermuda                97,300       16,655,814
            Prudential Financial Inc. ..........................................  United States            461,000       25,336,560
            St. Paul Travelers Cos. Inc. .......................................  United States            524,919       19,458,747
            White Mountains Insurance Group Inc. ...............................  United States            352,130      227,475,980
                                                                                                                     --------------
                                                                                                                        533,942,454
                                                                                                                     --------------

            MACHINERY 2.0%
            Kone Corp., B ......................................................     Finland               719,300       55,681,035
(a),(d),(e) Lancer Industries Inc., B ..........................................  United States                  4        2,871,815
            NACCO Industries Inc., A ...........................................  United States            274,700       28,953,380
                                                                                                                     --------------
                                                                                                                         87,506,230
                                                                                                                     --------------

            MEDIA 8.0%
            Clear Channel Communications Inc. ..................................  United States            463,800       15,532,662
        (a) Comcast Corp., A ...................................................  United States            146,500        4,811,060
            E.W. Scripps Co., A ................................................  United States            822,700       39,719,956
            EchoStar Communications Corp., A                                      United States            529,300       17,593,932
        (a) Fox Entertainment Group Inc., A ....................................  United States            181,400        5,670,564
            Hollinger International Inc. .......................................  United States            767,234       10,827,206
        (a) Liberty Media Corp., A .............................................  United States          6,148,259       67,507,884
            Meredith Corp. .....................................................  United States            505,715       27,409,753
        (a) News Corp. Ltd., A .................................................  United States            570,000       10,636,200
        (a) NTL Inc. ...........................................................  United Kingdom           927,728       67,687,035
            Omnicom Group Inc. .................................................  United States            177,700       14,983,664
        (a) TVMAX Holdings Inc. ................................................  United States            111,391          111,391


22 | Annual Report

MUTUAL QUALIFIED FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES/WARRANTS/
                                                                                     COUNTRY         CONTRACTS            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
            MEDIA (CONT.)
            Viacom Inc., B .....................................................  United States            265,500   $    9,661,545
            Washington Post Co., B .............................................  United States             66,050       64,928,471
                                                                                                                     --------------
                                                                                                                        357,081,323
                                                                                                                     --------------

            METALS & MINING 8.7%
            Anglo American PLC .................................................  United Kingdom         1,226,724       29,009,251
        (a) Apex Silver Mines Ltd. .............................................  United States            776,300       13,336,834
            Barrick Gold Corp. .................................................      Canada               605,400       14,662,788
            Consol Energy Inc. .................................................  United States            741,800       30,450,890
        (a) Eldorado Gold Corp. ................................................      Canada             3,158,200        9,348,072
        (a) Eldorado Gold Corp., wts., 8/25/05 .................................      Canada               800,000               --
            Freeport McMoran Copper & Gold Inc., B .............................  United States          1,231,200       47,068,776
        (a) Glamis Gold Ltd. ...................................................      Canada               736,300       12,622,110
            Gold Fields Ltd. ...................................................   South Africa            146,300        1,794,855
            Harmony Gold Mining Ltd., ADR ......................................   South Africa            341,800        3,168,486
    (a),(d) International Steel Group ..........................................  United States          2,855,428      110,025,352
            Newmont Mining Corp. ...............................................  United States          1,845,100       81,940,891
            Noranda Inc. .......................................................      Canada               947,100       16,630,613
            Placer Dome Inc. ...................................................      Canada               253,900        4,780,141
        (a) Randgold & Exploration Co. Ltd., ADR ...............................   South Africa            133,800          235,488
        (a) Wheaton River Minerals Ltd. ........................................      Canada             2,219,925        7,218,666
        (a) Wheaton River Minerals Ltd., wts., 5/30/07 .........................      Canada               777,331        1,529,580
        (n) WMC Resources Ltd. .................................................    Australia              843,800        4,768,687
                                                                                                                     --------------
                                                                                                                        388,591,480
                                                                                                                     --------------

            MULTI-UTILITIES & UNREGULATED POWER .5%
        (a) Northwestern Corp. .................................................  United States            303,164        8,488,592
    (a),(b) Northwestern Corp., Contingent Distribution ........................  United States          9,300,000          728,118
    (a),(c) NRG Energy Inc. ....................................................  United States            347,613       12,531,449
                                                                                                                     --------------
                                                                                                                         21,748,159
                                                                                                                     --------------

            MULTILINE RETAIL .2%
            Jelmoli Holding AG .................................................   Switzerland               7,074       10,217,068
                                                                                                                     --------------

            OIL & GAS 2.4%
        (a) Anchor Resources LLC ...............................................  United States             58,923               --
            BP PLC .............................................................  United Kingdom         1,221,600       11,911,643
            BP PLC, ADR ........................................................  United Kingdom           193,700       11,312,080
            Eni SpA ............................................................      Italy              1,452,100       36,296,589
        (a) General Maritime Corp. .............................................  United States             13,300          531,335
            Oil & Natural Gas Corp. Ltd. .......................................      India                674,700       12,784,980
            Total SA, B ........................................................      France               166,368       36,279,837
                                                                                                                     --------------
                                                                                                                        109,116,464
                                                                                                                     --------------

            PAPER & FOREST PRODUCTS .2%
            Abitibi-Consolidated Inc. ..........................................      Canada             1,139,500        7,847,809
                                                                                                                     --------------

            PERSONAL PRODUCTS .4%
            Beiersdorf AG ......................................................     Germany               155,062       18,079,204
                                                                                                                     --------------


                                                              Annual Report | 23

MUTUAL QUALIFIED FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                     COUNTRY        CONTRACTS            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
            PHARMACEUTICALS 3.1%
            Fujisawa Pharmaceutical Co. Ltd. ...................................      Japan                878,600   $   24,062,419
            Pfizer Inc. ........................................................  United States            380,800       10,239,712
        (a) Pfizer Inc., Mar. 25.00 Puts, 3/19/05 ..............................  United States              2,127          148,890
            Sanofi-Aventis .....................................................      France               321,748       25,672,776
            Takeda Pharmaceutical Co. Ltd. .....................................      Japan                634,000       31,941,418
            Valeant Pharmaceuticals International ..............................  United States          1,025,100       27,011,385
            Wyeth ..............................................................  United States            466,800       19,881,012
            Yamanouchi Pharmaceutical Co. Ltd. .................................      Japan                 37,000        1,441,418
                                                                                                                     --------------
                                                                                                                        140,399,030
                                                                                                                     --------------

            REAL ESTATE 3.6%
        (a) Alexander's Inc. ...................................................  United States            108,590       23,346,850
        (a) Canary Wharf Group PLC .............................................  United Kingdom         8,298,072       47,146,326
            Medical Properties Trust ...........................................  United States            823,500        8,440,875
        (e) Saxon Capital Inc. .................................................  United States          2,663,585       63,899,404
    (a),(d) Security Capital European Realty ...................................    Luxembourg              17,603          126,742
            Ventas Inc. ........................................................  United States            669,525       18,351,680
                                                                                                                     --------------
                                                                                                                        161,311,877
                                                                                                                     --------------

            ROAD & RAIL 1.5%
            CSX Corp. ..........................................................  United States             78,100        3,130,248
        (d) Florida East Coast Industries Inc. .................................  United States          1,497,000       64,138,965
                                                                                                                     --------------
                                                                                                                         67,269,213
                                                                                                                     --------------

            SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT .3%
            Samsung Electronics Co. Ltd. .......................................   South Korea              29,500       12,837,858
                                                                                                                     --------------

            SOFTWARE .2%
    (a),(n) Symantec Corp. .....................................................  United States            132,400        3,410,624
    (a),(n) Veritas Software Corp. .............................................  United States            132,600        3,785,730
                                                                                                                     --------------
                                                                                                                          7,196,354
                                                                                                                     --------------

            THRIFTS & MORTGAGE FINANCE 3.2%
            Astoria Financial Corp. ............................................  United States            104,500        4,176,865
            Brookline Bancorp Inc. .............................................  United States             40,700          664,224
        (a) Franklin Bank Corp., A, 144A .......................................  United States            724,979       13,230,867
        (a) Franklin Bank Corp., Houston .......................................  United States            164,900        3,009,425
            Hudson City Bancorp Inc. ...........................................  United States            382,500       14,083,650
    (a),(e) ITLA Capital Corp. .................................................  United States            445,796       26,208,347
            Sovereign Bancorp Inc. .............................................  United States          3,735,520       84,235,976
                                                                                                                     --------------
                                                                                                                        145,609,354
                                                                                                                     --------------

            TOBACCO 7.8%
            Altadis SA .........................................................      Spain              2,499,700      114,313,480
            Altria Group Inc. ..................................................  United States            796,507       48,666,578
            British American Tobacco PLC .......................................  United Kingdom         3,939,454       67,865,560
            Imperial Tobacco Group PLC .........................................  United Kingdom           472,000       12,928,404
            KT & G Corp. .......................................................   South Korea           1,051,600       31,440,321
            KT & G Corp., GDR, 144A ............................................   South Korea           1,433,500       21,072,450
            Reynolds American Inc. .............................................  United States            686,300       53,943,180
                                                                                                                     --------------
                                                                                                                        350,229,973
                                                                                                                     --------------


24 | Annual Report

MUTUAL QUALIFIED FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/WARRANTS/
                                                                                    COUNTRY          CONTRACTS            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
            WIRELESS TELECOMMUNICATION SERVICES
        (a) Vast Solutions Inc., B1 ............................................  United States             37,029   $           --
        (a) Vast Solutions Inc., B2 ............................................  United States             37,029               --
        (a) Vast Solutions Inc., B3 ............................................  United States             37,029               --
                                                                                                                     --------------
                                                                                                                                 --
                                                                                                                     --------------
            TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $2,205,392,824)                                      3,587,825,040
                                                                                                                     --------------

            PREFERRED STOCKS .4%
            DIVERSIFIED TELECOMMUNICATION SERVICES
            PTV Inc., 10.00%, A, pfd. ..........................................  United Kingdom            92,939          421,014
                                                                                                                     --------------

            ELECTRIC UTILITIES
        (a) Montana Power Co., 8.45%, pfd. .....................................  United States             46,450          383,212
                                                                                                                     --------------

            FOOD PRODUCTS .1%
            Unilever NV, pfd. ..................................................   Netherlands             484,300        3,292,546
                                                                                                                     --------------

            METALS & MINING .3%
(a),(e),(f) Esmark Inc., Series A, 10.00%, cvt. pfd. ...........................  United States             14,950       14,950,000
                                                                                                                     --------------
            TOTAL PREFERRED STOCKS (COST $18,748,569)                                                                    19,046,772
                                                                                                                     --------------

                                                                                                 ------------------
                                                                                                 PRINCIPAL AMOUNT(g)
                                                                                                 ------------------
            CORPORATE BONDS & NOTES 2.4%
            Anchor Resources LLC, 12.00%, 12/17/06 .............................  United States   $         27,567           27,567
            Calpine Generating Co., 144A, FRN, 11.169%, 4/01/11 ................  United States          8,116,000        7,973,970
            Eurotunnel PLC,
               FRN, 6.347%, 12/31/18, Tier 2 ...................................  United Kingdom        10,332,415 GBP   14,279,510
               FRN, 6.347%, 12/31/25, Tier 3 ...................................  United Kingdom        23,862,608 GBP   19,237,390
               Participating Loan Note, 1.00%, 4/30/40 .........................  United Kingdom         1,020,000 GBP      225,153
            Eurotunnel SA, FRN,
               3.449%, 12/31/18, Tier 2 (LIBOR) ................................      France             2,479,106 EUR    2,422,185
               3.449%, 12/31/25, Tier 3 (LIBOR) ................................      France            37,541,397 EUR   21,396,334
               3.453%, 12/31/18, Tier 2 (PIBOR) ................................      France             1,096,535 EUR    1,071,358
               3.453%, 12/31/25, Tier 3 (PIBOR) ................................      France             6,693,302 EUR    3,814,779
            Guadalupe Power Partners LP,
               Power Sale Agreement, 6.00%, 9/21/06 ............................  United States            159,400          140,272
               Term Loan, 4.313%, 9/21/06 ......................................  United States          1,178,200        1,036,816
            Motor Coach Industries International Inc., FRN, 15.40%, 10/01/08 ...  United States         21,286,407       21,286,407
            Reliant Energy Channelview LP Inc.,
               Revolver, 5.50%, 8/15/07 ........................................  United States            265,300          225,505
               Term Loan A, 3.813%, 11/26/17 ...................................  United States          2,799,337        2,379,436
            Seton House Finance Ltd., zero cpn., 2/07/12 .......................  United Kingdom        37,921,000 EUR   13,121,988
            TVMAX Holdings Inc., PIK,
               11.50%, 6/30/05 .................................................  United States            132,091          132,091
               14.00%, 6/30/05 .................................................  United States            474,794          474,794
                                                                                                                     --------------
            TOTAL CORPORATE BONDS & NOTES (COST $114,777,489) ..................                                        109,245,555
                                                                                                                     --------------


                                                              Annual Report | 25

MUTUAL QUALIFIED FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY     PRINCIPAL AMOUNT(g)          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            BONDS & NOTES IN REORGANIZATION 2.7%
    (a),(h) Adelphia Communications Corp.,
               9.25%, 10/01/02 .................................................  United States   $      2,551,000   $    2,455,337
               8.125%, 7/15/03 .................................................  United States            660,000          623,700
               7.50%, 1/15/04 ..................................................  United States          1,740,000        1,618,200
               10.50%, 7/15/04 .................................................  United States          2,715,000        2,687,850
               9.875%, 3/01/05 .................................................  United States          1,013,000          975,012
               10.25%, 11/01/06 ................................................  United States          3,723,000        3,639,232
               9.875%, 3/01/07 .................................................  United States            145,000          139,562
               8.375%, 2/01/08 .................................................  United States          3,934,000        3,727,465
               7.75%, 1/15/09 ..................................................  United States          4,637,000        4,358,780
               7.875%, 5/01/09 .................................................  United States          3,491,000        3,264,085
               9.375%, 11/15/09 ................................................  United States            747,000          741,397
               10.875%, 10/01/10 ...............................................  United States          2,816,000        2,801,920
    (a),(h) Aiken Cnty S C Indl Rev Beloit, 6.00%, 12/01/11 ....................  United States            375,000            1,875
    (a),(h) Armstrong Holdings Inc.,
               6.50%, 8/15/05 ..................................................  United States            804,000          584,910
               9.75%, 4/15/08 ..................................................  United States          1,511,000        1,099,252
               Revolver, 10/29/03 ..............................................  United States          1,483,875        1,023,874
               Trade Claim .....................................................  United States          3,978,800        2,785,160
    (a),(h) Century Communications Corp.,
               9.50%, 3/01/05 ..................................................  United States            810,000          984,150
               8.875%, 1/15/07 .................................................  United States            995,000        1,198,975
               8.75%, 10/01/07 .................................................  United States          1,472,000        1,736,960
               8.375%, 12/15/07 ................................................  United States            400,000          478,000
               Series B, zero cpn., 1/15/08 ....................................  United States          2,672,000        1,883,760
               zero cpn., 3/15/03 ..............................................  United States          6,175,000        6,576,375
        (h) DecisionOne Corp., Term Loan .......................................  United States          7,391,211        1,847,803
    (a),(h) Harnischfeger Industries Inc.,
               8.90%, 3/01/22 ..................................................  United States          3,155,000           29,341
               8.70%, 6/15/22 ..................................................  United States          2,970,000           28,215
               7.25%, 12/15/25 .................................................  United States          4,414,000           41,492
               6.875%, 2/15/27 .................................................  United States          3,705,000           34,086
               Stipulated Bank Claim ...........................................  United States          4,766,550           43,376
    (a),(h) Mirant Americas Generation Inc.,
               7.625%, 5/01/06 .................................................  United States            672,000          725,760
               8.30%, 5/01/11 ..................................................  United States          3,196,000        3,395,750
               9.125%, 5/01/31 .................................................  United States          2,425,000        2,540,188
    (a),(h) Mirant Corp.,
               Tranche C Revolver ..............................................  United States          5,589,776        3,856,945
               4 Year Revolver, 7/17/05 ........................................  United States          3,562,108        2,689,392
               364 Day Revolver ................................................  United States          9,407,300        6,538,074
    (a),(h) Owens Corning, Revolver ............................................  United States         25,806,811       22,968,062
    (a),(h) Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 ............  United States            200,000            1,000
    (a),(h) Safety Kleen Services, 9.25%, 6/01/08 ..............................  United States             40,000              150
    (a),(h) Teco Panda,
               Bank Claim ......................................................  United States          1,403,840          842,304
               Bank Claim #2 ...................................................  United States         11,358,350        7,155,761
               Bank Claim #3 ...................................................  United States             63,920           63,920
               Debt Service Reserve L/C Loan ...................................  United States            386,000          243,180
               Project L/C Loan Facility .......................................  United States          1,561,960          984,035


26 | Annual Report

MUTUAL QUALIFIED FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY     PRINCIPAL AMOUNT(g)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
            BONDS & NOTES IN REORGANIZATION (CONT.)
        (h) Trump Atlantic,
               11.25%, 5/01/06 .................................................  United States   $     15,662,000   $   15,015,943
               Series B, 11.25%, 5/01/06 .......................................  United States          4,596,000        4,406,415
               Series B, 144A, 11.25%, 5/01/06 .................................  United States            285,000          273,244
                                                                                                                     --------------
            TOTAL BONDS & NOTES IN REORGANIZATION (COST $102,818,348) ..........                                        119,110,267
                                                                                                                     --------------

                                                                                                 ----------------
                                                                                                 SHARES/PRINCIPAL
                                                                                                     AMOUNT(g)
                                                                                                 ----------------
            COMPANIES IN LIQUIDATION .1%
        (a) Brunos Inc., Liquidating Unit ......................................  United States             55,433          121,953
        (a) City Investing Company Liquidating Trust ...........................  United States          1,607,485        3,102,446
    (a),(e) MBOP Liquidating Trust .............................................  United States            412,418            1,031
        (a) United Companies Financial Corp.,
               Bank Claim ......................................................  United States             98,521               --
               Revolver ........................................................  United States         24,993,011               --
                                                                                                                     --------------
            TOTAL COMPANIES IN LIQUIDATION (COST $141,788)                                                                3,225,430
                                                                                                                     --------------
                                                                                                 ------------------
                                                                                                 PRINCIPAL AMOUNT(g)
                                                                                                 ------------------
            GOVERNMENT AGENCIES 14.0%
        (i) Federal Home Loan Bank, 1.75% - 2.51%, 1/03/05 - 7/02/07 ...........  United States        571,246,000      567,511,302
            Federal Home Loan Mortgage Corp., 2.50%, 5/19/06 ...................  United States         10,000,000        9,919,330
            Federal National Mortgage Association, 2.15% -
               2.20%, 6/01/05 - 12/29/06 .......................................  United States         40,350,000       39,793,269
            U.S. Treasury Bill, 2.53%, 6/30/05 .................................  United States         12,000,000       11,853,528
                                                                                                                     --------------
            TOTAL GOVERNMENT AGENCIES (COST $630,727,944) ......................                                        629,077,429
                                                                                                                     --------------
            TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
               (COST $3,072,606,962) ...........................................                                      4,467,530,493
                                                                                                                     --------------

            REPURCHASE AGREEMENTS
    (j),(k) Citigroup Global Markets Inc., 2.28%, 01/03/05 (Maturity
               Value $16,004), Collateralized by U.S. Government
               Agency Securities, 0.00 - 7.75%, 6/15/05 - 9/15/34 ..............  United States             16,001           16,001
    (j),(k) Deutsche Bank Securities Inc., 2.25%, 1/03/05 (Maturity
               Value $17,004) Collateralized by U.S. Government Agency
               Securities, 0.00 - 4.45%, 8/19/05 - 8/27/10 .....................  United States             17,001           17,001
    (j),(k) JP Morgan Securities, 2.19%, 1/03/05
               (Maturity Value $17,004) Collateralized
               by U.S. Government Agency Securities,
               2.00 - 7.125%, 1/15/06 - 7/15/32 ................................  United States             17,001           17,001
    (j),(k) Merrill Lynch GSI, 2.28%, 1/03/05
               (Maturity Value $17,004) Collateralized
               by U.S. Government Agency Securities,
               0.00 - 7.415%, 1/05/05 - 8/06/38 ................................  United States             17,001           17,001
    (j),(k) Morgan Stanley & Co. Inc., 2.30%,
               1/03/05 (Maturity Value $17,004)
               Collateralized by U.S. Government Agency Securities,
               4.00 - 8.00%, 7/01/08 - 1/01/35 .................................  United States             17,001           17,001
                                                                                                                     --------------
            TOTAL REPURCHASE AGREEMENTS (COST $84,005) .........................                                             84,005
                                                                                                                     --------------


                                                              Annual Report | 27

MUTUAL QUALIFIED FUND

----------------------------------------------------------------------------------------------------------------------------------

                                                                                     COUNTRY                            VALUE
----------------------------------------------------------------------------------------------------------------------------------
            TOTAL INVESTMENTS (COST $3,072,690,967) 99.5% ......................                                     $4,467,614,498
            OPTIONS WRITTEN ....................................................                                           (156,906)
            SECURITIES SOLD SHORT (.7)% ........................................                                        (31,858,957)
            NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (.7)% ............                                        (32,862,264)
            OTHER ASSETS, LESS LIABILITIES 2.0% ................................                                         88,314,815
                                                                                                                     --------------
            NET ASSETS 100.0% ..................................................                                     $4,491,051,186
                                                                                                                     ==============

                                                                                                       -----------
            OPTIONS WRITTEN                                                                             CONTRACTS
                                                                                                       -----------
            ISSUER
            HEALTH CARE EQUIPMENT & SUPPLIES
        (l) Guidant Corp., Jan. 70.00 Calls, 01/22/05 ..........................  United States                143           33,605
                                                                                                                     --------------
            METALS & MINING
        (l) WMC Resources Ltd., Jan. 7.00 Calls, 1/27/05 ......................     Australia                  219           57,427
        (l) WMC Resources Ltd., Jan. 7.25 Calls, 1/27/05 .......................    Australia                   98           14,191
                                                                                                                     --------------
                                                                                                                             71,618
                                                                                                                     --------------

            SOFTWARE
        (l) Symantec Corp., Jan. 25.00 Calls, 1/22/05 ..........................  United States                201           30,150
        (l) Symantec Corp., Jan. 27.50 Calls, 1/22/05 ..........................  United States                133            5,453
        (l) Veritas Software Corp., Jan. 30.00 Calls, 1/22/05 ..................  United States                268           16,080
                                                                                                                     --------------
                                                                                                                             51,683
                                                                                                                     --------------
            TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $146,018) .................                                     $      156,906
                                                                                                                     --------------

                                                                                                       -----------
            SECURITIES SOLD SHORT .7%                                                                     SHARES
                                                                                                       -----------
            ISSUER
            COMMUNICATIONS EQUIPMENT
        (m) Tellabs Inc ........................................................  United States             60,528          519,936
                                                                                                                     --------------
            DIVERSIFIED FINANCIAL SERVICES .1%
        (m) Nasdaq 100 .........................................................  United States            138,000        5,508,960
                                                                                                                     --------------
            FOOD PRODUCTS .4%
        (m) Kraft Foods Inc., A ................................................  United States            527,089       18,769,639
                                                                                                                     --------------
            HOTELS RESTAURANTS & LEISURE .1%
        (m) Harrah's Entertainment Inc .........................................  United States             60,642        4,056,343
                                                                                                                     --------------


28 | Annual Report

MUTUAL QUALIFIED FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                                                     INDUSTRY         SHARES            VALUE
----------------------------------------------------------------------------------------------------------------------------------
            SECURITIES SOLD SHORT (CONT.)
            PHARMACEUTICALS .1%
        (l) Johnson & Johnson ..................................................  United States             47,368   $    3,004,079
                                                                                                                     --------------
            TOTAL SECURITIES SOLD SHORT (PROCEEDS $29,824,248) .................                                     $   31,858,957
                                                                                                                     --------------

CURRENCY ABBREVIATIONS: | EUR - Euro | GBP - British Pound

(a)   Non-income producing.

(b) Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c)   Security on loan. See Note 1(i).

(d)   See Note 10 regarding restricted securities.

(e)   See Note 11 regarding holdings of 5% voting securities.

(f)   See Note 12 regarding other considerations.

(g)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(h)   Defaulted securities. See Note 9.

(i) See Note 1(h) regarding securities segregated with broker for securities sold short.

(j) Investments from cash collateral received for loaned securities. See Note 1(i).

(k)   See Note 1(c) regarding repurchase agreements.

(l)   See Note 1(g) regarding written options.

(m)   See Note 1(h) regarding securities sold short.

(n)   A portion of the security held in connection with open option contracts.


                         Annual Report | See notes to financial statements. | 29

MUTUAL QUALIFIED FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .................................................    $ 2,855,111,827
  Cost - Non-controlled affiliated issuers ....................................        217,495,135
  Cost - Repurchase agreements ................................................             84,005
                                                                                   ---------------
  Total cost of investments ...................................................      3,072,690,967
                                                                                   ===============
  Value - Unaffiliated issuers (includes securities segregated with
   broker for securities sold short in the amount of $18,450,833) .............      4,177,898,420
  Value - Non-controlled affiliated issuers ...................................        289,632,073
  Value - Repurchase agreements ...............................................             84,005
                                                                                   ---------------
  Total value of investments ..................................................      4,467,614,498
 Cash .........................................................................         11,101,566
 Foreign currency, at value (cost $19,216,683) ................................         19,292,868
 Receivables:
  Investment securities sold ..................................................         28,675,682
  Capital shares sold .........................................................          1,795,473
  Dividends and interest ......................................................         13,391,538
 Unrealized gain on forward exchange contracts (Note 8) .......................          1,792,276
 Due from brokers - synthetic equity swaps (Note 7) ...........................          2,361,464
 Cash on deposit with brokers for securities sold short .......................         32,235,533
                                                                                   ---------------
      Total assets ............................................................      4,578,260,898
                                                                                   ---------------
Liabilities:
 Payables:
  Investment securities purchased .............................................          9,241,866
  Capital shares redeemed .....................................................          7,497,468
  Affiliates ..................................................................          3,447,714
 Options written, at value (premiums received $146,018) .......................            156,906
 Securities sold short, at value (proceeds $29,824,248) .......................         31,858,957
 Payable upon return of securities loaned .....................................             84,005
 Unrealized loss on forward exchange contracts (Note 8) .......................         34,654,540
 Deferred tax .................................................................              5,883
 Other liabilities ............................................................            262,373
                                                                                   ---------------
      Total liabilities .......................................................         87,209,712
                                                                                   ---------------
        Net assets, at value ..................................................    $ 4,491,051,186
                                                                                   ===============
Net assets consist of:
 Distributions in excess of net investment income .............................    $    (1,816,447)
 Net unrealized appreciation (depreciation) ...................................      1,360,602,965
 Accumulated net realized gain (loss) .........................................         69,447,847
 Capital shares ...............................................................      3,062,816,821
                                                                                   ---------------
        Net assets, at value ..................................................    $ 4,491,051,186
                                                                                   ===============


30 | See notes to financial statements. | Annual Report

MUTUAL QUALIFIED FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2004

CLASS Z:
 Net assets, at value .........................................................    $ 3,419,743,861
                                                                                   ===============
 Shares outstanding ...........................................................        175,429,050
                                                                                   ===============
 Net asset value and maximum offering price per share(a) ......................    $         19.49
                                                                                   ===============
CLASS A:
 Net assets, at value .........................................................    $   692,522,599
                                                                                   ===============
 Shares outstanding ...........................................................         35,674,066
                                                                                   ===============
 Net asset value per share(a) .................................................    $         19.41
                                                                                   ===============
 Maximum offering price per share (net asset value per share / 94.25%) ........    $         20.59
                                                                                   ===============
CLASS B:
 Net assets, at value .........................................................    $    67,714,144
                                                                                   ===============
 Shares outstanding ...........................................................          3,548,221
                                                                                   ===============
 Net asset value and maximum offering price per share(a) ......................    $         19.08
                                                                                   ===============
CLASS C:
 Net assets, at value .........................................................    $   311,070,582
                                                                                   ===============
 Shares outstanding ...........................................................         16,119,277
                                                                                   ===============
 Net asset value and maximum offering price per share(a) ......................    $         19.30
                                                                                   ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 31

MUTUAL QUALIFIED FUND

STATEMENT OF OPERATIONS
for the year ended December 31, 2004

Investment income:
 Dividends: (net of foreign taxes of $5,302,171)
  Unaffiliated issuers ........................................................    $    64,737,134
  Non-controlled affiliated issuers (Note 11) .................................          6,571,778
 Interest .....................................................................         45,261,376
                                                                                   ---------------
      Total investment income .................................................        116,570,288
                                                                                   ---------------
Expenses:
 Management fees (Note 3) .....................................................         24,709,801
 Administrative fees (Note 3) .................................................          3,179,009
 Distribution fees (Note 3)
  Class A .....................................................................          2,181,182
  Class B .....................................................................            582,996
  Class C .....................................................................          2,885,511
 Transfer agent fees (Note 3) .................................................          4,192,600
 Custodian fees (Note 4) ......................................................            373,973
 Reports to shareholders ......................................................            183,700
 Registration and filing fees .................................................            157,500
 Professional fees ............................................................            318,043
 Directors' fees and expenses .................................................            102,900
 Dividends on securities sold short ...........................................            589,365
 Other ........................................................................            175,164
                                                                                   ---------------
      Total expenses ..........................................................         39,631,744
      Expense reductions (Note 4) .............................................            (19,546)
                                                                                   ---------------
        Net expenses ..........................................................         39,612,198
                                                                                   ---------------
          Net investment income ...............................................         76,958,090
                                                                                   ---------------
Realized and unrealized gains (losses):
  Net realized gain (loss) from:
    Investments:
      Unaffiliated issuers ....................................................        316,567,410
      Non-controlled affiliated issuers (Note 11) .............................          5,703,907
    Written options ...........................................................            823,322
    Foreign currency transactions .............................................        (66,717,460)
    Securities sold short .....................................................         (2,035,099)
                                                                                   ---------------
      Net realized gain (loss) ................................................        254,342,080
 Net change in unrealized appreciation (depreciation) on:
    Investments ...............................................................        298,884,063
    Translation of assets and liabilities denominated in foreign currencies ...         12,590,490
    Deferred taxes ............................................................             (5,883)
                                                                                   ---------------
      Net change in unrealized appreciation (depreciation) ....................        311,468,670
                                                                                   ---------------
Net realized and unrealized gain (loss) .......................................        565,810,750
                                                                                   ---------------
Net increase (decrease) in net assets resulting from operations ...............    $   642,768,840
                                                                                   ===============


32 | See notes to financial statements. | Annual Report

MUTUAL QUALIFIED FUND

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2004 and 2003

                                                                                               ----------------------------------
                                                                                                    2004               2003
                                                                                               ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ....................................................................   $    76,958,090    $    42,074,132
  Net realized gain (loss) from investments, written options, foreign currency transactions,
   and securities sold short ...............................................................       254,342,080         57,118,819
  Net change in unrealized appreciation (depreciation) on investments, translation of assets
   and liabilities denominated in foreign currencies, and deferred taxes ...................       311,468,670        856,873,994
                                                                                               ----------------------------------
      Net increase (decrease) in net assets resulting from operations ......................       642,768,840        956,066,945
 Distributions to shareholders from:
  Net investment income:
   Class Z .................................................................................       (64,408,817)       (54,241,957)
   Class A .................................................................................       (10,952,485)        (8,988,249)
   Class B .................................................................................          (717,882)          (500,084)
   Class C .................................................................................        (3,064,752)        (2,603,368)
  Net realized gains:
   Class Z .................................................................................      (154,113,777)                --
   Class A .................................................................................       (31,509,731)                --
   Class B .................................................................................        (3,127,895)                --
   Class C .................................................................................       (14,229,787)                --
                                                                                               ----------------------------------
 Total distributions to shareholders .......................................................      (282,125,126)       (66,333,658)
 Capital share transactions (Note 2):
   Class Z .................................................................................        40,783,518        (86,032,129)
   Class A .................................................................................        13,145,836         43,560,544
   Class B .................................................................................         8,909,619          6,775,812
   Class C .................................................................................           544,813         (1,788,598)
                                                                                               ----------------------------------
 Total capital share transactions ..........................................................        63,383,786        (37,484,371)
 Redemption fees ...........................................................................             1,353                 --
                                                                                               ----------------------------------
     Net increase (decrease) in net assets .................................................       424,028,853        852,248,916
Net assets:
 Beginning of year .........................................................................     4,067,022,333      3,214,773,417
                                                                                               ----------------------------------
 End of year ...............................................................................   $ 4,491,051,186    $ 4,067,022,333
                                                                                               ==================================
Distributions in excess of net investment income included in net assets:
 End of year ...............................................................................   $    (1,816,447)   $    (8,675,118)
                                                                                               ==================================


                         Annual Report | See notes to financial statements. | 33

MUTUAL QUALIFIED FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Qualified Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), consisting of 6 separate series. The Company is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the series are presented separately. The Fund seeks long-term capital appreciation, with income as a secondary objective, by investing primarily in common and preferred stocks, bonds, and convertible securities. The Fund may also invest in foreign securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System, are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Repurchase agreements are valued at cost.

Corporate debt securities and U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and


34 | Annual Report

MUTUAL QUALIFIED FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2004, all repurchase agreements held by the Fund had been entered into on that date.

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase


                                                              Annual Report | 35

MUTUAL QUALIFIED FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS (CONTINUED)

price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and any equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

G. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon


36 | Annual Report

MUTUAL QUALIFIED FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. OPTION CONTRACTS (CONTINUED)

closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

I. SECURITIES LENDING

The Fund loans securities to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund received interest income of $28,578 from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

J. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.


                                                              Annual Report | 37

MUTUAL QUALIFIED FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. INCOME AND DEFERRED TAXES (CONTINUED)

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. When the Fund invests in these securities, the Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.

N. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


38 | Annual Report

MUTUAL QUALIFIED FUND

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Effective March 1, 2005, Class B shares will no longer be offered except to existing Class B shareholders through reinvested distributions or exchanges into other Franklin Templeton funds' Class B shares, as permitted by the applicable fund prospectus. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were 1.00 billion shares authorized ($0.001 par value) of which 500 million, 200 million, 100 million and 200 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                       --------------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                                   2004                              2003
                                       --------------------------------------------------------------
                                         SHARES          AMOUNT            SHARES          AMOUNT
                                       --------------------------------------------------------------
CLASS Z SHARES:
 Shares sold .....................       7,659,738    $ 141,932,586        8,509,431    $ 131,224,611
 Shares issued in reinvestment of
   distributions .................      10,886,980      207,607,638        3,042,530       51,201,644
 Shares redeemed .................     (16,670,287)    (308,756,706)     (17,445,911)    (268,458,384)
                                       --------------------------------------------------------------
 Net increase (decrease) .........       1,876,431    $  40,783,518       (5,893,950)   $ (86,032,129)
                                       ==============================================================
CLASS A SHARES:
 Shares sold .....................       6,141,435    $ 113,698,317        8,305,112    $ 126,902,814
 Shares issued in reinvestment of
   distributions .................       2,136,124       40,591,446          507,445        8,466,348
 Shares redeemed .................      (7,698,298)    (141,143,927)      (6,033,504)     (91,808,618)
                                       --------------------------------------------------------------
 Net increase (decrease) .........         579,261    $  13,145,836        2,779,053    $  43,560,544
                                       ==============================================================
CLASS B SHARES:
 Shares sold .....................         606,427    $  11,012,963          785,351    $  11,788,264
 Shares issued in reinvestment of
   distributions .................         191,893        3,585,999           28,905          466,222
 Shares redeemed .................        (314,344)      (5,689,343)        (375,336)      (5,478,674)
                                       --------------------------------------------------------------
 Net increase (decrease) .........         483,976    $   8,909,619          438,920    $   6,775,812
                                       ==============================================================
CLASS C SHARES:
 Shares sold .....................       1,768,138    $  32,469,438        2,196,889    $  33,319,144
 Shares issued in reinvestment of
   distributions .................         848,386       16,032,272          146,988        2,376,905
 Shares redeemed .................      (2,620,734)     (47,956,897)      (2,518,701)     (37,484,647)
                                       --------------------------------------------------------------
 Net increase (decrease) .........          (4,210)   $     544,813         (174,824)   $  (1,788,598)
                                       ==============================================================


                                                              Annual Report | 39

MUTUAL QUALIFIED FUND

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of the following entities:

-------------------------------------------------------------------------------------
ENTITY                                                         AFFILIATION
-------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                Investment manager
Franklin Templeton Services, LLC (FT Services)                 Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)           Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)  Transfer agent

A. MANAGEMENT FEES

Effective July 1, 2004, the Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------
ANNUALIZED FEE RATE       NET ASSETS
--------------------------------------------------------------------------
      0.600%              First $5 billion
      0.570%              Over $5 billion, up to and including $7 billion
      0.550%              Over $7 billion, up to and including $10 billion
      0.540%              Over $10 billion

Prior to July 1, 2004, the Fund paid fees of 0.60% per year of the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregate average daily net assets as follows:

-------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
-------------------------------------------------------------------------
      0.150%          First $200 million
      0.135%          Over $200 million, up to and including $700 million
      0.100%          Over $700 million, up to and including $1.2 billion
      0.075%          Over $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received ...........................          $ 193,980
Contingent deferred sales charges retained ...........          $  96,492


40 | Annual Report

MUTUAL QUALIFIED FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $4,192,600, of which $3,285,034 was paid to Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..................................  $ 3,085,350,594
                                                        ===============
Unrealized appreciation ..............................  $ 1,459,957,570
Unrealized depreciation ..............................      (77,693,666)
                                                        ---------------
Net unrealized appreciation (depreciation) ...........  $ 1,382,263,904
                                                        ===============
Undistributed ordinary income ........................  $    10,140,854
Undistributed long term capital gains ................       43,277,698
                                                        ---------------
Distributable earnings ...............................  $    53,418,552
                                                        ===============

The tax character of distributions paid during the years ended December 31, 2004, and 2003, was as follows:

                                            ---------------------------
                                                2004           2003
                                            ---------------------------
Distributions paid from:
 Ordinary income .........................  $106,282,089   $ 66,333,658
 Long term capital gain ..................   175,843,037             --
                                            ---------------------------
                                            $282,125,126   $ 66,333,658
                                            ===========================


                                                              Annual Report | 41

MUTUAL QUALIFIED FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the year ended December 31, 2004 aggregated $1,394,516,912 and $1,506,647,501, respectively.

Transactions in options written during the year ended December 31, 2004 were as follows:

                                            ---------------------------
                                               NUMBER OF       PREMIUMS
                                               CONTRACTS       RECEIVED
                                            ---------------------------
Options outstanding at
 December 31, 2003 .......................     1,082,985   $    287,942
Options written ..........................       760,631      1,588,520
Options expired ..........................      (382,551)      (648,164)
Options exercised ........................    (1,457,914)      (702,596)
Options closed ...........................        (2,089)      (379,684)
                                            ---------------------------
Options outstanding at
 December 31, 2004 .......................         1,062   $    146,018
                                            ===========================

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2004, the Fund had the following synthetic equity swaps outstanding:

-------------------------------------------------------------------------------
                                             NUMBER OF               UNREALIZED
CONTRACTS TO BUY                             CONTRACTS    VALUE      GAIN (LOSS)
-------------------------------------------------------------------------------
Christian Dior SA (46.22 - 55.43 EUR) ....      85,617  $5,814,920   $   73,914
London Stock Exchange PLC
 (5.36 - 5.71 GBP) .......................      64,069     715,731       25,719
                                                                     ----------
Total contracts to buy ...................                           $   99,633
                                                                     ----------

--------------------------------------------------------------------------------
                                             NUMBER OF               UNREALIZED
CONTRACTS TO SELL                            CONTRACTS     VALUE     GAIN (LOSS)
--------------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton
 (53.87 - 61.76 EUR) .....................      85,883  $6,567,208   $  225,141
                                                                     ----------
Net unrealized gain (loss) ...............                           $  324,774
                                                                     ==========


42 | Annual Report

MUTUAL QUALIFIED FUND

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

---------------------------------------------------------------------------------------------------------
                                                                  IN         SETTLEMENT        UNREALIZED
 CONTRACTS TO BUY                                            EXCHANGE FOR       DATE           GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
       12,253,340  Canadian Dollars ..................  U.S. $   9,484,452      1/21/05   U.S. $  730,828
          915,000  South African Rand ................             157,922      1/26/05             2,962
       76,257,500  Taiwan dollar .....................           2,350,000      2/16/05            48,789
        3,796,742  Swiss Franc .......................           3,305,769      2/17/05            35,629
       10,914,113  Canadian Dollar ...................           9,050,000      4/21/05            49,164
                                                             -------------                     ----------
                                                        U.S. $  24,348,143                U.S. $  867,372
                                                             =============                     ==========
---------------------------------------------------------------------------------------------------------
                                                                  IN         SETTLEMENT        UNREALIZED
CONTRACTS TO SELL                                            EXCHANGE FOR       DATE           GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
          550,000  British Pounds ....................  U.S. $   1,056,402      2/10/05   U.S. $    3,647
        3,400,000  Euro ..............................           4,629,440      2/23/05            13,349
       19,737,457  British Pounds ....................          37,895,151      3/21/05           196,834
       40,972,792  British Pounds ....................          78,658,520      6/08/05           707,311
    1,813,875,000  Korean Won ........................           1,750,000      6/17/05             3,763
                                                             -------------                     ----------
                                                        U.S. $ 123,989,513                        924,904
                                                             =============                     ==========
 Unrealized gain on forward exchange contracts ........................................   U.S. $1,792,276
                                                                                               ==========
---------------------------------------------------------------------------------------------------------
                                                                  IN         SETTLEMENT        UNREALIZED
 CONTRACTS TO BUY                                            EXCHANGE FOR       DATE           GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
          785,000  South African Rand ................  U.S. $     138,848      1/26/05   U.S. $     (822)
          283,985  Swiss Franc .......................             250,000      2/17/05               (73)
        6,446,734  Canadian Dollars ..................           5,425,000      4/21/05           (50,318)
                                                             -------------                     ----------
                                                        U.S. $   5,813,848                U.S. $  (51,213)
                                                             =============                     ==========


                                                              Annual Report | 43

MUTUAL QUALIFIED FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

-----------------------------------------------------------------------------------------------------------
                                                                  IN         SETTLEMENT         UNREALIZED
CONTRACTS TO SELL                                            EXCHANGE FOR       DATE           GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------
       57,888,020  Canadian Dollars ..................  U.S. $  44,051,654      1/21/05   U.S. $ (4,208,028)
       10,798,200  South African Rand ................           1,800,000      1/26/05             (98,646)
       42,550,000  British Pounds ....................          78,514,770      2/10/05          (2,930,145)
      407,268,000  Taiwan Dollar .....................          12,500,000      2/16/05            (311,201)
        4,080,727  Swiss Franc .......................           3,281,331      2/17/05            (309,992)
       16,621,770  Euro ..............................          20,527,885      2/23/05          (2,039,054)
      177,492,776  Danish Krone ......................          29,041,235      3/17/05          (3,359,052)
    4,485,480,232  Japanese Yen ......................          41,025,948      3/28/05          (3,037,280)
       22,952,200  Canadian Dollars ..................          17,453,338      4/21/05          (1,682,053)
       50,886,017  Euro ..............................          64,234,671      4/25/05          (4,923,201)
       17,500,000  Euro ..............................          21,623,875      5/23/05          (2,173,507)
       43,100,000  Euro ..............................          57,410,924      6/13/05          (1,223,745)
   42,682,722,415  Korean Won ........................          40,700,000      6/17/05            (482,049)
       34,000,000  Euro ..............................          42,935,200      7/25/05          (3,362,301)
       17,500,000  Euro ..............................          21,633,938      8/23/05          (2,211,562)
       15,500,000  Euro ..............................          18,879,000      9/13/05          (2,251,511)
                                                             -------------                     ------------
                                                        U.S. $ 515,613,769                      (34,603,327)
                                                             =============                     ------------
         Unrealized loss on forward exchange contracts ................................         (34,654,540)
                                                                                               ------------
           Net unrealized loss on forward exchange contracts ..........................   U.S. $(32,862,264)
                                                                                               ============

9. CREDIT RISK AND DEFAULTED SECURITIES

The fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2004 the value of these securities was $119,110,267, representing 2.65% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


44 | Annual Report

MUTUAL QUALIFIED FUND

10. RESTRICTED SECURITIES

At December 31, 2004, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

-----------------------------------------------------------------------------------------------------
     SHARES/                                                 ACQUISITION
    WARRANTS       ISSUER                                       DATE          COST          VALUE
-----------------------------------------------------------------------------------------------------
          365,293  AboveNet Inc ...........................     10/02/01   $16,953,496   $  8,753,662
           11,991  AboveNet Inc., wts., 9/08/08 ...........     10/02/01     1,490,986         76,742
           14,107  AboveNet Inc., wts., 9/08/10 ...........     10/02/01     1,600,719         56,428
        1,735,639  Centennial Bank Holdings Inc. ..........      7/14/04    17,356,390     18,224,210
           11,087  Elephant Capital Holdings Ltd. .........      8/29/03    11,090,126     14,745,195
        1,497,000  Florida East Coast Industries Inc. .....     11/16/87    31,051,609     64,138,965
        2,814,856  Imagine Group Holdings Ltd. ............      8/31/04    28,828,432     28,828,432
        2,855,428  International Steel Group ..............      4/10/02    13,796,250    110,025,352
                4  Lancer Industries Inc., B ..............      8/11/89            --      2,871,815
          691,640  Leucadia National Corp. ................     12/20/02    24,380,310     45,652,390
          394,800  Occum Acquisition Corp. ................      7/27/04    39,480,000     39,480,000
           97,300  Olympus Re Holdings Ltd. ...............     12/19/01     9,730,000     16,655,814
           17,603  Security Capital European Realty .......      4/08/98       964,314        126,742
        1,375,000  State National Bancshares Inc. .........      8/09/00    22,000,000     38,500,000
                                                                                         ------------
TOTAL RESTRICTED SECURITIES (8.64% OF NET ASSETS) .........                              $388,135,747
                                                                                         ============


                                                              Annual Report | 45

MUTUAL QUALIFIED FUND

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at December 31, 2004 were as shown below.

--------------------------------------------------------------------------------------------------------------------------------
                                   NUMBER OF
                                  SHARES HELD                            NUMBER OF                                    REALIZED
                                  AT BEGINNING    GROSS      GROSS      SHARES HELD        VALUE        INVESTMENT    CAPITAL
NAME OF ISSUER                      OF YEAR     ADDITIONS  REDUCTIONS  AT END OF YEAR  AT END OF YEAR     INCOME    GAIN/(LOSS)
--------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Elephant Capital
 Holdings Ltd. .................        10,949        138          --          11,087  $   14,745,195   $       --  $         --
Esmark Inc., Series A, 10.00%
 cvt. pfd ......................            --     14,950          --          14,950      14,950,000           --            --
FHC Delaware Inc ...............       452,571         --          --         452,571       3,561,734           --            --
Generale De Sante ..............       844,641  1,139,472          --       1,984,113      41,571,276      445,532            --
Imagine Group
 Holdings Ltd. .................            --  2,814,856          --       2,814,856      28,828,432           --            --
ITLA Capital Corp. .............       466,396         --     (20,600)        445,796      26,208,347           --       764,891
KKR Financial
 Corp., 144A ...................            --  5,163,200          --       5,163,200      53,955,440           --            --
Lancer Industries Inc., B ......             4         --          --               4       2,871,815           --            --
MBOP Liquidating Trust .........       412,418         --          --         412,418           1,031           --            --
Nippon Investment, LLC .........     9,112,000         --          --       9,112,000              --           --     4,055,164
Saxon Capital Inc. .............     1,996,385    667,200          --       2,663,585      63,899,404    6,126,246            --
Southwest Royalties Inc., A ....        58,923         --     (58,923)             --              --           --       883,852
State National
 Bancshares Inc. ...............     1,375,000         --          --       1,375,000      38,500,000           --            --
Union Acceptance
Corp., A .......................     3,595,994         --          --       3,595,994         539,399           --            --
                                                                                       -----------------------------------------
TOTAL NON-CONTROLLED
 AFFILIATES (6.45% OF NET ASSETS)                                                      $  289,632,073   $6,571,778  $  5,703,907
                                                                                       =========================================

12. OTHER CONSIDERATIONS

Franklin Mutual, as the Fund's Manager, may serve as a member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At December 31, 2004, the Manager serves in one or more of these capacities for Kindred Healthcare, AboveNet Inc., and Esmark Inc. As a result of this involvement, the Manager may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


46 | Annual Report

MUTUAL QUALIFIED FUND

13. REGULATORY MATTERS

INVESTIGATIONS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.


                                                              Annual Report | 47

MUTUAL QUALIFIED FUND

13. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").


48 | Annual Report

MUTUAL QUALIFIED FUND

13. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS

The Fund, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.


                                                              Annual Report | 49

MUTUAL QUALIFIED FUND

13. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


50 | Annual Report

MUTUAL QUALIFIED FUND

REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF MUTUAL QUALIFIED FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Mutual Qualified Fund (one of the portfolios constituting the Franklin Mutual Series Fund Inc.) (the Fund), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Qualified Fund of the Franklin Mutual Series Fund Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 7, 2005


                                                              Annual Report | 51

MUTUAL QUALIFIED FUND

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designated $219,120,735 as a capital gain dividend for the fiscal year ended 2004.

Under Section 854(b)(2) of the Code, the Fund hereby designates up to a maximum of $63,221,728 as qualified dividends for purposes of the maximum rate under
Section 1(h)(11) of the Code for the fiscal year ended December 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates 18.84% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2004.


52 | Annual Report

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, Ph.D. (63)     Director          Since 1987    7                         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, NYU Salomon Center, Stern School
of Business, New York University; editor and author of numerous financial publications; and financial consultant; and FORMERLY,
Vice Director, NYU Salomon Center, Stern School of Business, New York University; and Director, Stern School of Business M.B.A.
Program.
------------------------------------------------------------------------------------------------------------------------------------

ANN TORRE GRANT (46)             Director          Since 1994    7                         Independent Director, SLM,
51 John F. Kennedy Parkway                                                                 Corporation (Sallie Mae) and Allied
Short Hills, NJ 07078                                                                      Capital Corporation (financial
                                                                                           services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------

BURTON J. GREENWALD (75)         Director          Since 2002    12                        Director, Fiduciary Emerging Markets
51 John F. Kennedy Parkway                                                                 Bond Fund PLC and Fiduciary
Short Hills, NJ 07078                                                                      International Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates, management consultants to the financial services industry.
------------------------------------------------------------------------------------------------------------------------------------

BRUCE A. MACPHERSON (74)         Director          Since 1974    7                         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and part owner
McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
------------------------------------------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (75)            Director          Since 1996    28                        None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light
(1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 53

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (74)           Director          Since 1998    12                        None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------

LEONARD RUBIN (79)               Director          Since 1996    12                        None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------

ROBERT E. WADE (58)              Director          Since 1991    12                        Director, El Oro Mining and
51 John F. Kennedy Parkway                                                                 Exploration Co., p.l.c.
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (79)        Director          Since 1996    18                        None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

**ANNE M. TATLOCK (65)           Director          Since 2002    7                         Director, Fortune Brands, Inc.
600 Fifth Avenue, 7th Floor                                                                (consumer products) and Merck &
New York, NY 10020-2302                                                                    Co. Inc. (pharmaceuticals).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------


54 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**DAVID J. WINTERS (42)          Director,         Director      7                         None
51 John F. Kennedy Parkway       President,        since 2001,
Short Hills, NJ 07078-2702       Chairman of       President
                                 the Board and     since 1999,
                                 Chief             Chairman of
                                 Executive         the Board
                                 Officer -         and Chief
                                 Investment        Executive
                                 Management        Officer -
                                                   Investment
                                                   Management
                                                   since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual and officer and/or director, as the case
Advisers, LLC; may be, of three of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JAMES M. DAVIS (52)              Chief             Since July    Not Applicable            Not Applicable
One Franklin Parkway             Compliance        2004
San Mateo, CA 94403-1906         Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources,
Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (57)            Senior Vice       Since 2002    Not Applicable            Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (57)               Vice President    Since 2000    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive
Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 55

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)            Vice President    Since 2000    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC,
Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin
Investment Services, Inc., and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant
and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange
Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (67)           Vice President    Since 2002    Not Applicable            Not Applicable
600 Fifth Avenue                 - AML
Rockefeller Center               Compliance
New York, NY 10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company FTI Banque, Arch Chemicals, Inc. and International;
Director, Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL MORANTZ (35)             Treasurer         Since July    Not Applicable            Not Applicable
500 East Broward Blvd.                             2004
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of two of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (67)           Vice President    Since 2000    Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
Director, Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


56 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)             Chief Financial   Since May     Not Applicable            Not Applicable
500 East Broward Blvd.           Officer and       2004
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered to be an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, Mutual Series' adviser.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE GRANT, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 57

MUTUAL QUALIFIED FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


58 | Annual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund Franklin Limited Maturity
  U.S. Government Securities Fund(5)(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(7)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(9)
Colorado
Connecticut
Florida(9)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(10)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(7) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8)   Portfolio of insured municipal securities.

(9) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(10) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


                                                   Not part of the annual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)              One Franklin Parkway
      INVESTMENTS                     San Mateo, CA 94403-1906


o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL QUALIFIED FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF EXECUTIVE OFFICER

David J. Winters, CFA

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

475 A2004 02/05



MUTUAL SHARES FUND



                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                    DECEMBER 31, 2004
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
    ANNUAL REPORT AND SHAREHOLDER LETTER            |         VALUE
--------------------------------------------------------------------------------
                                                      WANT TO RECEIVE
                                                      THIS DOCUMENT
                                                      FASTER VIA EMAIL?

                 MUTUAL SHARES FUND                   Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.
-------------------------------------------------------------------------------

                                    [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                                 THANK YOU FOR YOUR CONTINUED PARTICIPATION

                                 At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE            Mutual Series is part of Franklin Templeton
                                 Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.

TRUE DIVERSIFICATION             Because these management groups work
                                 independently and adhere to distinctly
                                 different investment approaches, Franklin,
                                 Templeton and Mutual Series funds typically have a low overlap of securities. That's why the funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST        Franklin Templeton Investments seeks to
                                 consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

CONTENTS

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Mutual Shares Fund ........................................................    4

Performance Summary .......................................................   10

Your Fund's Expenses ......................................................   15

Financial Highlights and
Statement of Investments ..................................................   17

Financial Statements ......................................................   32

Notes to Financial Statements .............................................   36

Report of Independent Registered Public
Accounting Firm ...........................................................   54

Tax Designation ...........................................................   55

Board Members and Officers ................................................   56

Shareholder Information ...................................................   61

--------------------------------------------------------------------------------

ANNUAL REPORT

MUTUAL SHARES FUND

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Shares Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities of companies the Fund's managers believe are at prices below their intrinsic value in the U.S. and other countries.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Shares Fund's annual report covering the fiscal year ended December 31, 2004.

PERFORMANCE OVERVIEW

Mutual Shares Fund - Class Z posted a 13.89% cumulative total return for the 12 months ended December 31, 2004. The Fund outperformed its benchmark, the Standard & Poor's 500 Composite Index (S&P 500), which returned 10.87% over the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 10.

ECONOMIC AND MARKET OVERVIEW

During the year ended December 31, 2004, the domestic economy expanded solidly and broadly across most industries, sectors and regions as gross domestic product (GDP) rose by an estimated 4.4%.(2) However, surging energy and other commodity prices had a dampening effect. Although consumer confidence remained below pre-recession levels, consumer spending supported strong auto sales, increased durable goods consumption and a healthy housing market. Similarly, business spending rose substantially even as business confidence wavered. The labor market firmed as employers hired 2.2 million workers in 2004, and unemployment dropped from 5.7% to 5.4% during the year.(3)

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2)   Source: Bureau of Economic Analysis.

(3)   Source: Bureau of Labor Statistics.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 22.


4 | Annual Report

The U.S. dollar weakened throughout 2004 and hit an all-time low against the euro and a multi-year low versus the yen. The widening trade and current account deficits and the possibility for higher import prices contributed to inflationary pressures. The core inflation rate rose to 2.2% in 2004, or 3.3% including volatile food and energy costs. Aiming to keep inflation tame, the Federal Reserve Board raised the federal funds target rate five times between June and December, from 1.00% to 2.25%, the highest level in more than three years.

Domestic equity markets rallied in early 2004 and then fluctuated; however, they were essentially flat through early November. After the elections concluded, the markets enjoyed another strong rally through year-end. The blue chip stocks of the Dow Jones Industrial Average gained 5.31% for the year under review, while the broader S&P 500 rose 10.87% and the technology-heavy NASDAQ Composite Index increased 9.15%.(4)

Outside the U.S., the global economic recovery continued in 2004, led by growth in China. The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank projected euro zone growth between 1.6% and 2.0% in 2004, compared with only 0.5% in 2003. In Japan, the economy struggled to emerge from a decade-long deflationary period. Although the country's consumer and business confidence reached their highest levels since 1991, economic growth slowed in response to higher oil prices and reduced external demand. The U.S. dollar decline hurt Japanese and European exports to the U.S., as it made their goods more expensive in the world's biggest market.

For the 12-month period ended December 31, 2004, the Morgan Stanley Capital International (MSCI) World Index's total return was 15.25% in U.S. dollars.(5) Emerging markets, as measured by the MSCI Emerging Markets Index, had a total return of 25.95% in U.S. dollars.(6) In local currencies, these indexes had notably lower total returns of 11.83% and 16.45% for the same period.(5), (6) During the period, most of the world's currencies strengthened in relation to the U.S. dollar, which benefited U.S.-based investors of non-U.S. developed and emerging market equities.

GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 12/31/04

U.S.                                 67.2%
U.K.                                 12.8%
Canada                                4.5%
Spain                                 2.9%
France                                2.6%
Irish Republic                        2.0%
Norway                                1.6%
Switzerland                           1.4%
Japan                                 1.3%
Other Countries                       2.9%
Other Net Assets                      0.8%

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

(5) Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

(6) Source: Standard & Poor's Micropal. The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.


                                                               Annual Report | 5

INVESTMENT STRATEGY

At Mutual Series, we are committed to our distinctive three-pronged approach to investing, a strategy that we believe can generate above-average risk-adjusted returns over time for our shareholders. The first prong of our investment strategy, and the component that typically represents the largest portion of our portfolio, is investing in undervalued stocks. When selecting undervalued equities, we prefer to invest in fundamentally strong companies with healthy balance sheets, high-quality assets, substantial free cash flow, shareholder-oriented management teams and whose stocks are trading at discounts to our assessment of the companies' intrinsic or business value. This strict value approach not only intended to improve the likelihood of upside potential, but it also helps reduce the risk of substantial declines. While the vast majority of our undervalued equity investments are made in publicly traded companies, we may invest occasionally in privately held companies as well.

Our second investment prong is bankruptcy or distressed investing, a highly specialized field that has proven quite profitable during certain periods over the years. Distressed investing is complex and can take many forms. The most common distressed investment the Fund undertakes is the purchase of financially troubled or bankrupt companies' debt at a substantial discount to face value. After the financially distressed company is reorganized, often in bankruptcy court, the old bonds are typically replaced with new securities issued by the financially stronger company.

The third prong of our investment strategy is participating in arbitrage situations, another highly specialized field. When companies announce mergers or takeovers, commonly referred to as "deals," the target company may trade at a discount to the bid it ultimately accepts. One form of arbitrage involves purchasing the target company's stock when it is trading below the value it would receive in a deal. In keeping with our commitment to a relatively conservative investment approach, we typically focus our arbitrage efforts on announced deals, and eschew rumored deals or other situations we consider relatively risky.

MANAGER'S DISCUSSION

All three prongs of our investment strategy contributed positively to the Fund's performance during the year under review, with the equity portfolio providing the greatest contribution. Three of the Fund's best performing stock


6 | Annual Report
investments were White Mountains Insurance Group, a property and casualty insurer; Altadis, a Franco-Spanish tobacco company; and British American Tobacco
(BAT), the world's second-largest tobacco company with about 15% of the global market.

White Mountains, one of the largest contributors to Fund performance during the fiscal year, was an excellent example of how substantial shareholder value can be created when well-capitalized companies are run by strong managers. With the company's solid balance sheet, White Mountains' management team has made several acquisitions, enabling the company to profitably increase its bottom line while extending its exposure to attractive lines of business. In addition to exercising discipline with acquisitions, management remained committed to a conservative underwriting strategy. This strategy enabled White Mountains to continue to report solid underwriting results for 2004 despite record industry-wide insurance claims from the Atlantic hurricane season. During the year under review, the markets began to better appreciate White Mountains' consistent results, strong balance sheet, and disciplined acquisition and underwriting practices, as well as its shareholder-oriented management team. White Mountains' stock rose about 41% in 2004 and has increased more than 443% in the past five years.

In 2004, tobacco companies operating in Europe, such as Altadis, encountered a challenging sales environment, especially in France after the government imposed two substantial tax increases by early 2004 that pressured volumes and contributed to reduced consumption of about 25% in volume. Despite challenges in France and elsewhere, Altadis shares performed well as management returned cash to shareholders through dividends and share repurchases. In addition, the company announced two acquisitions and a cost-restructuring program, all of which could enable management to continue to increase cash flow and create shareholder value. As a result of these and other factors, Altadis shares appreciated about 65% in 2004. Despite this strong performance, the stock still traded at a significant discount to its European peers and our calculation of the stock's intrinsic value. In addition, some analysts believe the industry is ready for more consolidation. For these and other reasons, we remain enthusiastic about the prospects of our Altadis investment.

BAT shares appreciated after the U.S. Federal Trade Commission, in June 2004, approved the merger of Brown & Williamson, BAT's U.S. subsidiary, with R.J. Reynolds Tobacco Holdings to form Reynolds American. The company estimated that the proposed combination will generate cost savings of at least $500 million within 24 months of the deal's close, as well as enhance earnings and improve shareholder value. In addition, the combination could enable BAT to better protect itself from exposure to the often difficult U.S.

TOP 10 SECTORS/INDUSTRIES
Based on Equity Securities as of 12/31/04

---------------------------------------------------
                                         % OF TOTAL
                                         NET ASSETS
---------------------------------------------------
Insurance                                     13.3%
---------------------------------------------------
Tobacco                                       10.9%
---------------------------------------------------
Media                                          7.8%
---------------------------------------------------
Metals & Mining                                6.7%
---------------------------------------------------
Food Products                                  4.8%
---------------------------------------------------
Commercial Banks                               3.6%
---------------------------------------------------
Oil & Gas                                      3.3%
---------------------------------------------------
Beverages                                      2.7%
---------------------------------------------------
Pharmaceuticals                                2.6%
---------------------------------------------------
Real Estate                                    1.9%
---------------------------------------------------


                                                               Annual Report | 7

TOP 10 HOLDINGS
12/31/04

---------------------------------------------------
COMPANY                                  % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                 NET ASSETS
---------------------------------------------------
Berkshire Hathaway Inc., A & B                 4.7%
  INSURANCE, U.S.
---------------------------------------------------
White Mountains Insurance Group Inc.           3.9%
  INSURANCE, U.S.
---------------------------------------------------
British American Tobacco PLC, ord. & ADR       3.5%
  TOBACCO, U.K.
---------------------------------------------------
Altadis SA                                     2.9%
  TOBACCO, SPAIN
---------------------------------------------------
International Steel Group                      1.9%
  METALS & MINING, U.S.
---------------------------------------------------
Washington Post Co., B                         1.9%
  MEDIA, U.S.
---------------------------------------------------
Diageo PLC                                     1.9%
  BEVERAGES, U.K.
---------------------------------------------------
Reynolds American Inc.                         1.8%
  TOBACCO, U.S.
---------------------------------------------------
Orkla ASA                                      1.6%
  FOOD PRODUCTS, NORWAY
---------------------------------------------------
Imperial Tobacco Group PLC                     1.5%
  TOBACCO, U.K.
---------------------------------------------------

legal environment. Other factors that contributed to the stock's appreciation included the reportedly successful integration of ETI, the former Italian tobacco monopoly acquired in 2003, the implementation of a cost-saving plan, and the continuation of the company's share repurchase program.

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. At Mutual Series, we typically seek to hedge (protect) against currency risk, which can reduce or eliminate the positive or negative effect on Fund performance of holding investments denominated in currencies other than the U.S. dollar. In 2004, we remained less than fully hedged in foreign currencies allowing shareholders to benefit from a declining U.S. dollar. However, one cannot expect the same result in future periods.

Although many of the Fund's investments performed well in 2004, some holdings underperformed. Positions that declined in value included Eurotunnel, a distressed investment in the operator of the English Channel tunnel; AboveNet, another distressed investment in an operator of optical network data centers; and Sovereign Bancorp, one of the largest financial institutions serving New England and the Mid-Atlantic states.

Eurotunnel's debt securities declined during 2004 largely due to uncertainties surrounding the ultimate resolution of the company's financial situation, as well as continuing mediocre operating results after the company's board and management team were replaced in April 2004. Distressed investing can be a lengthy process, and it is not unusual for securities to weaken somewhat before a restructuring or financial resolution is ultimately worked out.

AboveNet made distributions under a plan of reorganization in late 2003. As one of the company's largest creditors, the Mutual Series funds were appointed a seat on the board and collectively received more than 20% of the company's stock in reorganization. The underperformance of our AboveNet investment during the period largely reflected a liquidity discount.

Sovereign Bancorp declined in 2004 after some investors were disappointed that the company continued to expand its northeast U.S. banking franchise through acquisitions rather than focusing on improving the company's core profitability. However, we believe Sovereign Bancorp's management has created one of the premier banking franchises in the northeast U.S., and many industry experts regard the company as a prime acquisition candidate.


8 | Annual Report

Thank you for your continued participation in Mutual Shares Fund. We look forward to serving your future investment needs.

                        /s/ David J. Winters
[PHOTO OMITTED]
                        David J. Winters, CFA
                        Portfolio Manager


                        /s/ Debbie A. Turner
[PHOTO OMITTED]
                        Debbie A. Turner, CFA
                        Assistant Portfolio Manager

                        Mutual Shares Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 9

PERFORMANCE SUMMARY AS OF 12/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-------------------------------------------------------------------------------------------------
CLASS Z                                                 CHANGE          12/31/04         12/31/03
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$2.06            $23.05           $20.99
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
-------------------------------------------------------------------------------------------------
Dividend Income                         $0.3946
-------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.4241
-------------------------------------------------------------------------------------------------
    TOTAL                               $0.8187
-------------------------------------------------------------------------------------------------
CLASS A                                                 CHANGE          12/31/04         12/31/03
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$2.04            $22.94           $20.90
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
-------------------------------------------------------------------------------------------------
Dividend Income                         $0.3227
-------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.4241
-------------------------------------------------------------------------------------------------
    TOTAL                               $0.7468
-------------------------------------------------------------------------------------------------
CLASS B                                                 CHANGE          12/31/04         12/31/03
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$1.96            $22.50           $20.54
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
-------------------------------------------------------------------------------------------------
Dividend Income                         $0.1943
-------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.4241
-------------------------------------------------------------------------------------------------
    TOTAL                               $0.6184
-------------------------------------------------------------------------------------------------
CLASS C                                                 CHANGE          12/31/04         12/31/03
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$2.01            $22.76           $20.75
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
-------------------------------------------------------------------------------------------------
Dividend Income                         $0.1865
-------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.4241
-------------------------------------------------------------------------------------------------
    TOTAL                               $0.6106
-------------------------------------------------------------------------------------------------
CLASS R                                                 CHANGE          12/31/04         12/31/03
-------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$2.02            $22.85           $20.83
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
-------------------------------------------------------------------------------------------------
Dividend Income                         $0.2982
-------------------------------------------------------------------------------------------------
Long-Term Capital Gain                  $0.4241
-------------------------------------------------------------------------------------------------
    TOTAL                               $0.7223
-------------------------------------------------------------------------------------------------

Mutual Shares Fund paid distributions derived from long-term capital gains of
42.41 cents ($0.4241) per share in December 2004. The Fund designated such distributions as capital gain dividends per Internal Revenue Code Section 852
(b)(3).


10 | Annual Report

PERFORMANCE

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R: 1% CDSC FOR FIRST 18 MONTHS ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------------------
CLASS Z(1)                                    1-YEAR          5-YEAR           10-YEAR
--------------------------------------------------------------------------------------------
Cumulative Total Return(2)                    13.89%          55.53%           254.01%
--------------------------------------------------------------------------------------------
Average Annual Total Return(3)                13.89%           9.24%            13.48%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)               $11,389         $15,553           $35,401
--------------------------------------------------------------------------------------------
CLASS A(1)                                    1-YEAR          5-YEAR     INCEPTION (11/1/96)
--------------------------------------------------------------------------------------------
Cumulative Total Return(2)                    13.50%          52.81%           135.43%
--------------------------------------------------------------------------------------------
Average Annual Total Return(3)                 6.99%           7.57%            10.25%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)               $10,699         $14,404           $22,189
--------------------------------------------------------------------------------------------
CLASS B(1)                                    1-YEAR          5-YEAR      INCEPTION (1/1/99)
--------------------------------------------------------------------------------------------
Cumulative Total Return(2)                    12.70%          47.86%            68.30%
--------------------------------------------------------------------------------------------
Average Annual Total Return(3)                 8.70%           7.84%             8.96%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)               $10,870         $14,586           $16,730
--------------------------------------------------------------------------------------------
CLASS C(1)                                    1-YEAR          5-YEAR     INCEPTION (11/1/96)
--------------------------------------------------------------------------------------------
Cumulative Total Return(2)                    12.77%          47.93%           123.41%
--------------------------------------------------------------------------------------------
Average Annual Total Return(3)                11.77%           8.15%            10.35%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)               $11,177         $14,793           $22,341
--------------------------------------------------------------------------------------------
CLASS R                                                       1-YEAR      INCEPTION (1/1/02)
--------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                    13.32%            26.74%
--------------------------------------------------------------------------------------------
Average Annual Total Return(3)                                12.32%             8.23%
--------------------------------------------------------------------------------------------
Value of $10,000 Investment(4)                               $11,232           $12,674
--------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                              Annual Report | 11

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS Z(1)                12/31/04
-----------------------------------
1-Year                       13.89%
-----------------------------------
5-Year                        9.24%
-----------------------------------
10-Year                      13.48%
-----------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual Shares Fund - Class Z,1 as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index5 from 1/1/95-12/31/04.

CLASS Z (1/1/95-12/31/04)(1)

                                  MUTUAL SHARES
DATE                                  FUND                            S&P 500(5)
--------------------------------------------------------------------------------
1/1/95                              $10,000                            $10,000
1/31/95                             $10,208                            $10,259
2/28/95                             $10,652                            $10,659
3/31/95                             $10,782                            $10,973
4/30/95                             $11,107                            $11,295
5/31/95                             $11,433                            $11,746
6/30/95                             $11,552                            $12,019
7/31/95                             $12,099                            $12,417
8/31/95                             $12,354                            $12,448
9/30/95                             $12,721                            $12,973
10/31/95                            $12,413                            $12,927
11/30/95                            $12,781                            $13,493
12/31/95                            $12,911                            $13,753
1/31/96                             $13,428                            $14,221
2/29/96                             $13,792                            $14,353
3/31/96                             $13,892                            $14,491
4/30/96                             $13,873                            $14,705
5/31/96                             $14,104                            $15,083
6/30/96                             $13,969                            $15,141
7/31/96                             $13,494                            $14,472
8/31/96                             $13,997                            $14,778
9/30/96                             $14,449                            $15,609
10/31/96                            $14,572                            $16,039
11/30/96                            $15,416                            $17,251
12/31/96                            $15,591                            $16,909
1/31/97                             $16,078                            $17,965
2/28/97                             $16,464                            $18,106
3/31/97                             $16,246                            $17,363
4/30/97                             $16,422                            $18,399
5/31/97                             $17,203                            $19,518
6/30/97                             $17,732                            $20,392
7/31/97                             $18,713                            $22,014
8/31/97                             $18,585                            $20,782
9/30/97                             $19,435                            $21,919
10/31/97                            $19,095                            $21,188
11/30/97                            $19,342                            $22,168
12/31/97                            $19,704                            $22,548
1/31/98                             $19,565                            $22,798
2/28/98                             $20,694                            $24,441
3/31/98                             $21,388                            $25,691
4/30/98                             $21,314                            $25,950
5/31/98                             $21,120                            $25,504
6/30/98                             $21,027                            $26,540
7/31/98                             $20,461                            $26,258
8/31/98                             $17,574                            $22,465
9/30/98                             $17,462                            $23,905
10/31/98                            $18,609                            $25,847
11/30/98                            $19,605                            $27,413
12/31/98                            $19,791                            $28,992
1/31/99                             $20,105                            $30,204
2/28/99                             $19,842                            $29,265
3/31/99                             $20,764                            $30,436
4/30/99                             $22,374                            $31,614
5/31/99                             $22,486                            $30,869
6/30/99                             $23,125                            $32,581
7/31/99                             $22,485                            $31,565
8/31/99                             $21,618                            $31,408
9/30/99                             $21,061                            $30,549
10/31/99                            $21,886                            $32,481
11/30/99                            $22,299                            $33,141
12/31/99                            $22,761                            $35,092
1/31/00                             $22,015                            $33,329
2/29/00                             $21,112                            $32,699
3/31/00                             $23,296                            $35,895
4/30/00                             $23,051                            $34,816
5/31/00                             $23,340                            $34,103
6/30/00                             $22,932                            $34,944
7/31/00                             $23,570                            $34,398
8/31/00                             $24,763                            $36,534
9/30/00                             $24,739                            $34,606
10/31/00                            $25,330                            $34,459
11/30/00                            $24,534                            $31,744
12/31/00                            $25,909                            $31,900
1/31/01                             $27,441                            $33,031
2/28/01                             $27,454                            $30,021
3/31/01                             $26,760                            $28,120
4/30/01                             $27,847                            $30,304
5/31/01                             $28,816                            $30,507
6/30/01                             $28,992                            $29,765
7/31/01                             $28,978                            $29,472
8/31/01                             $28,318                            $27,629
9/30/01                             $25,823                            $25,398
10/31/01                            $25,715                            $25,882
11/30/01                            $26,794                            $27,867
12/31/01                            $27,547                            $28,111
1/31/02                             $27,292                            $27,701
2/28/02                             $27,420                            $27,167
3/31/02                             $28,242                            $28,189
4/30/02                             $28,412                            $26,481
5/31/02                             $28,426                            $26,286
6/30/02                             $26,583                            $24,414
7/31/02                             $24,985                            $22,512
8/31/02                             $25,244                            $22,659
9/30/02                             $23,877                            $20,199
10/31/02                            $24,251                            $21,975
11/30/02                            $24,741                            $23,267
12/31/02                            $24,548                            $21,901
1/31/03                             $24,344                            $21,328
2/28/03                             $23,951                            $21,008
3/31/03                             $24,009                            $21,210
4/30/03                             $25,423                            $22,958
5/31/03                             $26,720                            $24,166
6/30/03                             $27,125                            $24,475
7/31/03                             $27,286                            $24,906
8/31/03                             $27,932                            $25,391
9/30/03                             $27,815                            $25,122
10/31/03                            $28,843                            $26,543
11/30/03                            $29,768                            $26,776
12/31/03                            $31,084                            $28,179
1/31/04                             $31,336                            $28,696
2/29/04                             $32,151                            $29,095
3/31/04                             $32,106                            $28,656
4/30/04                             $31,573                            $28,207
5/31/04                             $31,617                            $28,593
6/30/04                             $32,144                            $29,149
7/31/04                             $31,653                            $28,185
8/31/04                             $31,936                            $28,298
9/30/04                             $32,352                            $28,604
10/31/04                            $32,739                            $29,041
11/30/04                            $34,331                            $30,216
12/31/04                            $35,401                            $31,243

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS A(1)                12/31/04
-----------------------------------
1-Year                        6.99%
-----------------------------------
5-Year                        7.57%
-----------------------------------
Since Inception (11/1/96)    10.25%
-----------------------------------

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual Shares Fund - Class A,1 as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index5 from 11/1/96-12/31/04.

CLASS A (11/1/96-12/31/04)(1)

                                  MUTUAL SHARES
DATE                                  FUND                            S&P 500(5)
--------------------------------------------------------------------------------
11/1/96                             $9,425                             $10,000
11/30/96                            $9,968                             $10,755
12/31/96                            $10,077                            $10,542
1/31/97                             $10,391                            $11,200
2/28/97                             $10,635                            $11,288
3/31/97                             $10,494                            $10,825
4/30/97                             $10,602                            $11,471
5/31/97                             $11,102                            $12,169
6/30/97                             $11,438                            $12,714
7/31/97                             $12,072                            $13,725
8/31/97                             $11,989                            $12,957
9/30/97                             $12,533                            $13,666
10/31/97                            $12,308                            $13,210
11/30/97                            $12,462                            $13,821
12/31/97                            $12,698                            $14,058
1/31/98                             $12,597                            $14,213
2/28/98                             $13,325                            $15,238
3/31/98                             $13,767                            $16,018
4/30/98                             $13,714                            $16,179
5/31/98                             $13,582                            $15,901
6/30/98                             $13,517                            $16,546
7/31/98                             $13,149                            $16,371
8/31/98                             $11,293                            $14,006
9/30/98                             $11,214                            $14,904
10/31/98                            $11,948                            $16,115
11/30/98                            $12,585                            $17,091
12/31/98                            $12,699                            $18,075
1/31/99                             $12,901                            $18,831
2/28/99                             $12,726                            $18,246
3/31/99                             $13,318                            $18,975
4/30/99                             $14,341                            $19,710
5/31/99                             $14,407                            $19,245
6/30/99                             $14,819                            $20,313
7/31/99                             $14,401                            $19,679
8/31/99                             $13,837                            $19,582
9/30/99                             $13,479                            $19,046
10/31/99                            $14,003                            $20,251
11/30/99                            $14,262                            $20,662
12/31/99                            $14,557                            $21,878
1/31/00                             $14,072                            $20,779
2/29/00                             $13,493                            $20,386
3/31/00                             $14,886                            $22,379
4/30/00                             $14,722                            $21,706
5/31/00                             $14,907                            $21,262
6/30/00                             $14,639                            $21,786
7/31/00                             $15,040                            $21,446
8/31/00                             $15,797                            $22,777
9/30/00                             $15,774                            $21,575
10/31/00                            $16,152                            $21,484
11/30/00                            $15,635                            $19,791
12/31/00                            $16,511                            $19,888
1/31/01                             $17,482                            $20,593
2/28/01                             $17,482                            $18,717
3/31/01                             $17,030                            $17,532
4/30/01                             $17,724                            $18,893
5/31/01                             $18,335                            $19,020
6/30/01                             $18,443                            $18,557
7/31/01                             $18,434                            $18,374
8/31/01                             $18,004                            $17,225
9/30/01                             $16,409                            $15,834
10/31/01                            $16,340                            $16,137
11/30/01                            $17,012                            $17,374
12/31/01                            $17,491                            $17,526
1/31/02                             $17,329                            $17,271
2/28/02                             $17,401                            $16,938
3/31/02                             $17,916                            $17,575
4/30/02                             $18,015                            $16,510
5/31/02                             $18,024                            $16,388
6/30/02                             $16,845                            $15,221
7/31/02                             $15,836                            $14,035
8/31/02                             $15,992                            $14,127
9/30/02                             $15,130                            $12,593
10/31/02                            $15,350                            $13,701
11/30/02                            $15,662                            $14,506
12/31/02                            $15,533                            $13,654
1/31/03                             $15,403                            $13,297
2/28/03                             $15,144                            $13,098
3/31/03                             $15,181                            $13,223
4/30/03                             $16,070                            $14,313
5/31/03                             $16,884                            $15,066
6/30/03                             $17,127                            $15,259
7/31/03                             $17,230                            $15,528
8/31/03                             $17,631                            $15,830
9/30/03                             $17,547                            $15,663
10/31/03                            $18,200                            $16,548
11/30/03                            $18,768                            $16,694
12/31/03                            $19,599                            $17,569
1/31/04                             $19,749                            $17,891
2/29/04                             $20,266                            $18,140
3/31/04                             $20,228                            $17,866
4/30/04                             $19,890                            $17,586
5/31/04                             $19,909                            $17,827
6/30/04                             $20,237                            $18,173
7/31/04                             $19,916                            $17,572
8/31/04                             $20,086                            $17,643
9/30/04                             $20,350                            $17,833
10/31/04                            $20,585                            $18,106
11/30/04                            $21,575                            $18,838
12/31/04                            $22,189                            $19,479


12 | Annual Report

This graph compares the performance of Mutual Shares Fund - Class B,1 as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index5 from 1/1/99-12/31/04.

CLASS B (1/1/99-12/31/04)(1)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                                  MUTUAL SHARES
DATE                                  FUND                            S&P 500(5)
--------------------------------------------------------------------------------
1/1/99                              $10,000                            $10,000
1/31/99                             $10,154                            $10,418
2/28/99                             $10,005                            $10,094
3/31/99                             $10,467                            $10,498
4/30/99                             $11,262                            $10,905
5/31/99                             $11,313                            $10,647
6/30/99                             $11,627                            $11,238
7/31/99                             $11,293                            $10,887
8/31/99                             $10,844                            $10,834
9/30/99                             $10,556                            $10,537
10/31/99                            $10,964                            $11,203
11/30/99                            $11,157                            $11,431
12/31/99                            $11,382                            $12,104
1/31/00                             $11,000                            $11,496
2/29/00                             $10,539                            $11,279
3/31/00                             $11,618                            $12,381
4/30/00                             $11,489                            $12,009
5/31/00                             $11,624                            $11,763
6/30/00                             $11,411                            $12,053
7/31/00                             $11,720                            $11,865
8/31/00                             $12,303                            $12,601
9/30/00                             $12,279                            $11,936
10/31/00                            $12,558                            $11,886
11/30/00                            $12,157                            $10,949
12/31/00                            $12,827                            $11,003
1/31/01                             $13,574                            $11,393
2/28/01                             $13,568                            $10,355
3/31/01                             $13,213                            $9,699
4/30/01                             $13,745                            $10,453
5/31/01                             $14,204                            $10,523
6/30/01                             $14,279                            $10,267
7/31/01                             $14,265                            $10,166
8/31/01                             $13,921                            $9,530
9/30/01                             $12,691                            $8,760
10/31/01                            $12,624                            $8,927
11/30/01                            $13,144                            $9,612
12/31/01                            $13,501                            $9,696
1/31/02                             $13,367                            $9,555
2/28/02                             $13,416                            $9,371
3/31/02                             $13,805                            $9,723
4/30/02                             $13,875                            $9,134
5/31/02                             $13,875                            $9,067
6/30/02                             $12,964                            $8,421
7/31/02                             $12,175                            $7,765
8/31/02                             $12,290                            $7,816
9/30/02                             $11,616                            $6,967
10/31/02                            $11,781                            $7,580
11/30/02                            $12,017                            $8,025
12/31/02                            $11,908                            $7,554
1/31/03                             $11,800                            $7,357
2/28/03                             $11,605                            $7,246
3/31/03                             $11,619                            $7,316
4/30/03                             $12,297                            $7,919
5/31/03                             $12,910                            $8,335
6/30/03                             $13,093                            $8,442
7/31/03                             $13,166                            $8,591
8/31/03                             $13,464                            $8,758
9/30/03                             $13,391                            $8,665
10/31/03                            $13,885                            $9,155
11/30/03                            $14,313                            $9,236
12/31/03                            $14,934                            $9,720
1/31/04                             $15,043                            $9,898
2/29/04                             $15,428                            $10,036
3/31/04                             $15,385                            $9,884
4/30/04                             $15,115                            $9,729
5/31/04                             $15,123                            $9,863
6/30/04                             $15,362                            $10,054
7/31/04                             $15,114                            $9,722
8/31/04                             $15,238                            $9,761
9/30/04                             $15,428                            $9,866
10/31/04                            $15,596                            $10,017
11/30/04                            $16,340                            $10,422
12/31/04                            $16,730                            $10,777

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS B(1)                12/31/04
-----------------------------------
1-Year                        8.70%
-----------------------------------
5-Year                        7.84%
-----------------------------------
Since Inception (1/1/99)      8.96%
-----------------------------------

CLASS C (11/1/96-12/31/04)(1)

This graph compares the performance of Mutual Shares Fund - Class C,1 as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index5 from 11/1/96-12/31/04.

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                                  MUTUAL SHARES
DATE                                  FUND                            S&P 500(5)
--------------------------------------------------------------------------------
11/1/96                             $10,000                            $10,000
11/30/96                            $10,573                            $10,755
12/31/96                            $10,683                            $10,542
1/31/97                             $11,011                            $11,200
2/28/97                             $11,266                            $11,288
3/31/97                             $11,105                            $10,825
4/30/97                             $11,214                            $11,471
5/31/97                             $11,738                            $12,169
6/30/97                             $12,089                            $12,714
7/31/97                             $12,750                            $13,725
8/31/97                             $12,652                            $12,957
9/30/97                             $13,222                            $13,666
10/31/97                            $12,977                            $13,210
11/30/97                            $13,135                            $13,821
12/31/97                            $13,368                            $14,058
1/31/98                             $13,261                            $14,213
2/28/98                             $14,018                            $15,238
3/31/98                             $14,473                            $16,018
4/30/98                             $14,410                            $16,179
5/31/98                             $14,265                            $15,901
6/30/98                             $14,189                            $16,546
7/31/98                             $13,798                            $16,371
8/31/98                             $11,838                            $14,006
9/30/98                             $11,755                            $14,904
10/31/98                            $12,517                            $16,115
11/30/98                            $13,177                            $17,091
12/31/98                            $13,295                            $18,075
1/31/99                             $13,494                            $18,831
2/28/99                             $13,302                            $18,246
3/31/99                             $13,912                            $18,975
4/30/99                             $14,973                            $19,710
5/31/99                             $15,042                            $19,245
6/30/99                             $15,459                            $20,313
7/31/99                             $15,013                            $19,679
8/31/99                             $14,421                            $19,582
9/30/99                             $14,038                            $19,046
10/31/99                            $14,575                            $20,251
11/30/99                            $14,839                            $20,662
12/31/99                            $15,140                            $21,878
1/31/00                             $14,625                            $20,779
2/29/00                             $14,013                            $20,386
3/31/00                             $15,453                            $22,379
4/30/00                             $15,281                            $21,706
5/31/00                             $15,461                            $21,262
6/30/00                             $15,177                            $21,786
7/31/00                             $15,587                            $21,446
8/31/00                             $16,361                            $22,777
9/30/00                             $16,329                            $21,575
10/31/00                            $16,699                            $21,484
11/30/00                            $16,167                            $19,791
12/31/00                            $17,059                            $19,888
1/31/01                             $18,050                            $20,593
2/28/01                             $18,041                            $18,717
3/31/01                             $17,572                            $17,532
4/30/01                             $18,276                            $18,893
5/31/01                             $18,893                            $19,020
6/30/01                             $18,996                            $18,557
7/31/01                             $18,969                            $18,374
8/31/01                             $18,522                            $17,225
9/30/01                             $16,876                            $15,834
10/31/01                            $16,795                            $16,137
11/30/01                            $17,475                            $17,374
12/31/01                            $17,956                            $17,526
1/31/02                             $17,779                            $17,271
2/28/02                             $17,845                            $16,938
3/31/02                             $18,367                            $17,575
4/30/02                             $18,460                            $16,510
5/31/02                             $18,460                            $16,388
6/30/02                             $17,242                            $15,221
7/31/02                             $16,201                            $14,035
8/31/02                             $16,343                            $14,127
9/30/02                             $15,454                            $12,593
10/31/02                            $15,672                            $13,701
11/30/02                            $15,984                            $14,506
12/31/02                            $15,841                            $13,654
1/31/03                             $15,698                            $13,297
2/28/03                             $15,432                            $13,098
3/31/03                             $15,461                            $13,223
4/30/03                             $16,353                            $14,313
5/31/03                             $17,180                            $15,066
6/30/03                             $17,420                            $15,259
7/31/03                             $17,506                            $15,528
8/31/03                             $17,908                            $15,830
9/30/03                             $17,812                            $15,663
10/31/03                            $18,463                            $16,548
11/30/03                            $19,036                            $16,694
12/31/03                            $19,859                            $17,569
1/31/04                             $20,003                            $17,891
2/29/04                             $20,520                            $18,140
3/31/04                             $20,472                            $17,866
4/30/04                             $20,108                            $17,586
5/31/04                             $20,118                            $17,827
6/30/04                             $20,442                            $18,173
7/31/04                             $20,105                            $17,572
8/31/04                             $20,269                            $17,643
9/30/04                             $20,528                            $17,833
10/31/04                            $20,749                            $18,106
11/30/04                            $21,739                            $18,838
12/31/04                            $22,341                            $19,479

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS C(1)                12/31/04
-----------------------------------
1-Year                       11.77%
-----------------------------------
5-Year                        8.15%
-----------------------------------
Since Inception (11/1/96)    10.35%
-----------------------------------


                                                              Annual Report | 13

AVERAGE ANNUAL TOTAL RETURN

-----------------------------------
CLASS R                   12/31/04
-----------------------------------
1-Year                       12.32%
-----------------------------------
Since Inception (1/1/02)      8.23%
-----------------------------------

This graph compares the performance of Mutual Shares Fund - Class R, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index5 from 1/1/02-12/31/04.

CLASS R (1/1/02-12/31/04)

  [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPH IN THE PRINTED MATERIAL.]

                                  MUTUAL SHARES
DATE                                  FUND                            S&P 500(5)
--------------------------------------------------------------------------------
1/1/02                              $10,000                            $10,000
1/31/02                             $9,912                             $9,854
2/28/02                             $9,953                             $9,664
3/31/02                             $10,253                            $10,028
4/30/02                             $10,309                            $9,420
5/31/02                             $10,315                            $9,351
6/30/02                             $9,638                             $8,685
7/31/02                             $9,061                             $8,008
8/31/02                             $9,145                             $8,061
9/30/02                             $8,652                             $7,185
10/31/02                            $8,778                             $7,817
11/30/02                            $8,951                             $8,277
12/31/02                            $8,874                             $7,791
1/31/03                             $8,800                             $7,587
2/28/03                             $8,657                             $7,473
3/31/03                             $8,673                             $7,545
4/30/03                             $9,177                             $8,167
5/31/03                             $9,643                             $8,596
6/30/03                             $9,787                             $8,706
7/31/03                             $9,841                             $8,860
8/31/03                             $10,070                            $9,032
9/30/03                             $10,017                            $8,937
10/31/03                            $10,385                            $9,442
11/30/03                            $10,711                            $9,525
12/31/03                            $11,184                            $10,024
1/31/04                             $11,270                            $10,208
2/29/04                             $11,560                            $10,350
3/31/04                             $11,538                            $10,194
4/30/04                             $11,345                            $10,034
5/31/04                             $11,356                            $10,171
6/30/04                             $11,537                            $10,369
7/31/04                             $11,354                            $10,026
8/31/04                             $11,451                            $10,066
9/30/04                             $11,602                            $10,175
10/31/04                            $11,731                            $10,331
11/30/04                            $12,298                            $10,749
12/31/04                            $12,674                            $11,114

ENDNOTES

THE FUND'S INVESTMENTS INCLUDE SMALLER-COMPANY STOCKS AND FOREIGN SECURITIES. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.


14 | Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

 1.   Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

 2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 15

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS Z                                      VALUE 6/30/04     VALUE 12/31/04   PERIOD* 6/30/04-12/31/04
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,101.30               $4.17
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,021.17               $4.01
--------------------------------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,099.20               $6.02
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,019.41               $5.79
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,095.50               $9.43
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,016.14               $9.07
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,095.60               $9.43
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,016.14               $9.07
--------------------------------------------------------------------------------------------------------
CLASS R
--------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,098.50               $6.80
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,018.65               $6.55
--------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      0.79%; A: 1.14%; B: 1.79%; C: 1.79%; and R: 1.29%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


16 | Annual Report

MUTUAL SHARES FUND

FINANCIAL HIGHLIGHTS


                                               -----------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
CLASS Z                                            2004             2003            2002            2001            2000
                                               -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........  $      20.99     $     16.84     $     19.44     $     19.79     $     20.43
                                               -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ...................           .35             .24             .33             .29             .34

 Net realized and unrealized gains (losses) .          2.52            4.23           (2.42)            .95            2.23
                                               -----------------------------------------------------------------------------

Total from investment operations ............          2.87            4.47           (2.09)           1.24            2.57
                                               -----------------------------------------------------------------------------

Less distributions from:

 Net investment income ......................          (.39)           (.32)           (.25)           (.24)           (.70)

 Net realized gains .........................          (.42)             --            (.26)          (1.35)          (2.51)
                                               -----------------------------------------------------------------------------
Total distributions .........................          (.81)           (.32)           (.51)          (1.59)          (3.21)
                                               -----------------------------------------------------------------------------
Redemption fees .............................            --(d)           --              --              --              --
                                               -----------------------------------------------------------------------------
Net asset value, end of year ................  $      23.05     $     20.99     $     16.84     $     19.44     $     19.79
                                               =============================================================================

Total return(b) .............................         13.89%          26.62%         (10.89)%          6.32%          13.83%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............  $  7,240,641     $ 5,782,145     $ 4,585,605     $ 5,465,075     $ 5,359,319

Ratios to average net assets:*

 Expenses(c) ................................           .81%            .84%            .79%            .78%            .82%

 Expenses, net of waiver and payments
  by affiliate(c) ...........................           .81%            .84%            .79%            .78%            .79%

 Net investment income ......................          1.62%           1.28%           1.79%           1.40%           1.69%

Portfolio turnover rate .....................         33.22%          54.65%          51.22%          52.98%          63.22%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ...................................           .80%            .81%            .78%            .77%            .79%

 Expenses, net of waiver and payments by
  affiliate .................................           .80%            .81%            .78%            .77%            .76%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial statements. | 17

MUTUAL SHARES FUND


                                               -------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
CLASS A                                            2004            2003           2002           2001           2000
                                               -------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........  $     20.90     $     16.78    $     19.37    $     19.73    $     20.38
                                               -------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ...................          .27             .17            .26            .22            .27

 Net realized and unrealized gains (losses) .         2.51            4.21          (2.40)           .95           2.22
                                               -------------------------------------------------------------------------
Total from investment operations ............         2.78            4.38          (2.14)          1.17           2.49
                                               -------------------------------------------------------------------------

Less distributions from:

 Net investment income ......................         (.32)           (.26)          (.19)          (.18)          (.63)

 Net realized gains .........................         (.42)             --           (.26)         (1.35)         (2.51)
                                               -------------------------------------------------------------------------
Total distributions .........................         (.74)           (.26)          (.45)         (1.53)         (3.14)
                                               -------------------------------------------------------------------------
Redemption fees .............................           --(d)           --             --             --             --
                                               -------------------------------------------------------------------------
Net asset value, end of year ................  $     22.94     $     20.90    $     16.78    $     19.37    $     19.73
                                               =========================================================================

Total return(b) .............................        13.50%          26.18%        (11.20)%         5.94%         13.42%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............  $ 2,940,029     $ 2,257,336    $ 1,543,833    $ 1,580,046    $ 1,283,230

Ratios to average net assets:*

 Expenses(c) ................................         1.16%           1.19%          1.14%          1.13%          1.17%

 Expenses, net of waiver and payments
  by affiliate(c) ...........................         1.16%           1.19%          1.14%          1.13%          1.14%

 Net investment income ......................         1.27%            .93%          1.44%          1.05%          1.34%

Portfolio turnover rate .....................        33.22%          54.65%         51.22%         52.98%         63.22%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ...................................         1.15%           1.16%          1.13%          1.12%          1.14%

 Expenses, net of waiver and payments
  by affiliate ..............................         1.15%           1.16%          1.13%          1.12%          1.11%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


18 | See notes to financial statements. | Annual Report

MUTUAL SHARES FUND


                                               ----------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,
CLASS B                                          2004           2003         2002         2001         2000
                                               ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........  $   20.54      $   16.53    $   19.12    $   19.56    $   20.26
                                               ----------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ...................        .13            .04          .15          .08          .14

 Net realized and unrealized gains (losses) .       2.44           4.14        (2.36)         .95         2.20
                                               ----------------------------------------------------------------
Total from investment operations ............       2.57           4.18        (2.21)        1.03         2.34
                                               ----------------------------------------------------------------

Less distributions from:

 Net investment income ......................       (.19)          (.17)        (.12)        (.12)        (.53)

 Net realized gains .........................       (.42)            --         (.26)       (1.35)       (2.51)
                                               ----------------------------------------------------------------
Total distributions .........................       (.61)          (.17)        (.38)       (1.47)       (3.04)
                                               ----------------------------------------------------------------
Redemption fees .............................         --(d)          --           --           --           --
                                               ----------------------------------------------------------------
Net asset value, end of year ................  $   22.50      $   20.54    $   16.53    $   19.12    $   19.56
                                               ================================================================

Total return(b) .............................      12.70%         25.41%      (11.80)%       5.26%       12.69%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............  $ 588,401      $ 444,671    $ 235,470    $ 126,579    $  34,778

Ratios to average net assets:*

 Expenses(c) ................................       1.81%          1.84%        1.79%        1.78%        1.82%

 Expenses, net of waiver and payments by
  affiliate(c) ..............................       1.81%          1.84%        1.79%        1.78%        1.79%

 Net investment income ......................        .62%           .28%         .79%         .37%         .70%

Portfolio turnover rate .....................      33.22%         54.65%       51.22%       52.98%       63.22%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ...................................       1.80%          1.81%        1.78%        1.77%        1.79%

 Expenses, net of waiver and payments by
  affiliate .................................       1.80%          1.81%        1.78%        1.77%        1.76%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial statements. | 19

MUTUAL SHARES FUND


                                               -----------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
CLASS C                                            2004            2003            2002            2001            2000
                                               -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........  $      20.75    $      16.68    $      19.26    $      19.63    $      20.29
                                               -----------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ...................           .13             .05             .15             .08             .14

 Net realized and unrealized gains (losses) .          2.49            4.17           (2.39)            .95            2.20
                                               -----------------------------------------------------------------------------
Total from investment operations ............          2.62            4.22           (2.24)           1.03            2.34
                                               -----------------------------------------------------------------------------

Less distributions from:

 Net investment income ......................          (.19)           (.15)           (.08)           (.05)           (.49)

 Net realized gains .........................          (.42)             --            (.26)          (1.35)          (2.51)
                                               -----------------------------------------------------------------------------
Total distributions .........................          (.61)           (.15)           (.34)          (1.40)          (3.00)
                                               -----------------------------------------------------------------------------
Redemption fees .............................            --(d)           --              --              --              --
                                               -----------------------------------------------------------------------------
Net asset value, end of year ................  $      22.76    $      20.75    $      16.68    $      19.26    $      19.63
                                               =============================================================================

Total return(b) .............................         12.77%          25.37%         (11.78)%          5.26%          12.68%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............  $  1,551,111    $  1,272,590    $    866,422    $    885,658    $    759,477

Ratios to average net assets:*

 Expenses(c) ................................          1.81%           1.84%           1.78%           1.78%           1.81%

 Expenses, net of waiver and payments by
  affiliate(c) ..............................          1.81%           1.84%           1.78%           1.78%           1.78%

 Net investment income ......................           .62%            .28%            .80%            .40%            .70%

Portfolio turnover rate .....................         33.22%          54.65%          51.22%          52.98%          63.22%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses ...................................          1.80%           1.81%           1.77%           1.77%           1.78%

 Expenses, net of waiver and payments by
  affiliate .................................          1.80%           1.81%           1.77%           1.77%           1.75%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


20 | See notes to financial statements. | Annual Report

MUTUAL SHARES FUND

                                                          YEAR ENDED DECEMBER 31,
                                               ------------------------------------------------
CLASS R                                            2004            2003          2002(e)
                                               ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..........  $      20.83    $      16.75    $      19.36
                                               ------------------------------------------------
Income from investment operations:

 Net investment income(a) ...................           .24             .13             .24

 Net realized and unrealized gains (losses) .          2.50            4.21           (2.37)
                                               ------------------------------------------------
Total from investment operations ............          2.74            4.34           (2.13)
                                               ------------------------------------------------

Less distributions from:

 Net investment income ......................          (.30)           (.26)           (.22)

 Net realized gains .........................          (.42)             --            (.26)
                                               ------------------------------------------------
Total distributions .........................          (.72)           (.26)           (.48)
                                               ------------------------------------------------
Redemption fees .............................            --(d)           --              --
                                               ------------------------------------------------
Net asset value, end of year ................  $      22.85    $      20.83    $      16.75
                                               ================================================

Total return(b) .............................         13.32%          26.02%         (11.26)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .............  $     74,763    $     46,933    $     13,392

Ratios to average net assets:*

 Expenses(c) ................................          1.31%           1.34%           1.29%(f)

 Net investment income ......................          1.12%            .78%           1.29%(f)

Portfolio turnover rate .....................         33.22%          54.65%          51.22%

*Ratios to average net assets, excluding
 dividend expense on securities sold short:
 Expenses ...................................          1.30%           1.31%           1.28%(f)

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.

(e)   Effective date of Class R shares was January 2, 2002.

(f)   Annualized.


                         Annual Report | See notes to financial statements. | 21

MUTUAL SHARES FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES/WARRANTS/
                                                                                       COUNTRY        CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
               COMMON STOCKS AND OTHER EQUITY INTERESTS 72.3%
                AEROSPACE & DEFENSE .6%
                Gencorp Inc. ....................................................    United States      1,000,000    $   18,570,000
                Northrop Grumman Corp. ..........................................    United States        988,300        53,723,988
                                                                                                                     --------------
                                                                                                                         72,293,988
                                                                                                                     --------------
                AIRLINES .5%
            (a) Ace Aviation Holdings Inc. ......................................       Canada          2,252,672        66,771,574
    (a),(b),(c) Air Canada Inc., Contingent Distribution ........................       Canada        537,421,436                --
                                                                                                                     --------------
                                                                                                                         66,771,574
                                                                                                                     --------------
                BEVERAGES 2.7%
                Brown-Forman Corp., A ...........................................    United States        125,460         6,368,350
                Brown-Forman Corp., B ...........................................    United States        606,036        29,501,832
                Coca-Cola Enterprises Inc. ......................................    United States      1,966,000        40,991,100
                Diageo PLC ......................................................   United Kingdom     16,147,856       230,294,004
                Heineken Holding NV, A ..........................................     Netherlands         954,491        28,819,180
                                                                                                                     --------------
                                                                                                                        335,974,466
                                                                                                                     --------------
                CAPITAL MARKETS 1.3%
                Bear Stearns Cos. Inc. ..........................................    United States        583,404        59,688,063
            (d) Leucadia National Corp. .........................................    United States      1,551,229       102,390,421
                                                                                                                     --------------
                                                                                                                        162,078,484
                                                                                                                     --------------
                COMMERCIAL BANKS 3.6%
                Allied Irish Banks PLC ..........................................   Irish Republic      7,670,230       159,041,842
                Bank of Ireland .................................................   Irish Republic      5,404,128        89,234,993
                BNP Paribas SA ..................................................       France            536,357        38,793,666
    (a),(d),(e) Centennial Bank Holdings Inc. ...................................    United States      3,845,467        40,377,403
            (a) Cerberus NCB Acquisition LP Ltd., wts., 8/29/13 .................        Japan         21,748,280        10,874,140
                Danske Bank .....................................................       Denmark         2,253,600        68,958,602
    (a),(d),(e) Elephant Capital Holdings Ltd. ..................................        Japan             25,721        34,208,563
                Kansai Urban Banking Corp. ......................................        Japan          1,485,126         2,755,067
        (a),(e) Nippon Investment LLC ...........................................        Japan         18,938,000                --
                                                                                                                     --------------
                                                                                                                        444,244,276
                                                                                                                     --------------
                COMMERCIAL SERVICES & SUPPLIES .9%
            (a) Comdisco Holding Co., Inc. ......................................    United States            130             2,900
            (b) Comdisco, Contingent Distribution ...............................    United States     95,431,240                --
                Republic Services Inc. ..........................................    United States      3,107,550       104,227,227
        (a),(b) Safety Kleen Corp., Contingent Distribution .....................    United States      1,085,000                --
                                                                                                                     --------------
                                                                                                                        104,230,127
                                                                                                                     --------------
                COMPUTERS & PERIPHERALS
        (a),(e) DecisionOne Corp. ...............................................    United States        457,492                --
                                                                                                                     --------------
                CONSTRUCTION MATERIALS .4%
                Martin Marietta Materials Inc. ..................................    United States        927,950        49,793,797
                                                                                                                     --------------


22 | Annual Report

MUTUAL SHARES FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES/WARRANTS/
                                                                                       COUNTRY        CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
                DISTRIBUTORS .3%
            (a) United Stationers Inc. ..........................................    United States        770,200    $   35,583,240
                                                                                                                     --------------
                DIVERSIFIED FINANCIAL SERVICES 1.1%
                Brascan Corp., A ................................................       Canada          3,716,100       133,697,182
                London Stock Exchange PLC .......................................   United Kingdom         11,994           133,988
            (b) Marconi Corp., Contingent Distribution ..........................   United Kingdom     77,739,439                --
                                                                                                                     --------------
                                                                                                                        133,831,170
                                                                                                                     --------------
                DIVERSIFIED TELECOMMUNICATION SERVICES 1.7%
(a),(d),(e),(f) AboveNet Inc. ...................................................    United States        763,805        18,303,365
(a),(b),(e),(f) AboveNet Inc., Contingent Distribution ..........................    United States    106,869,000                --
(a),(d),(e),(f) AboveNet Inc., wts., 9/08/08 ....................................    United States         25,659           164,218
(a),(d),(e),(f) AboveNet Inc., wts., 9/08/10 ....................................    United States         30,186           120,744
            (b) Global Crossing Holdings Ltd., Contingent Distribution ..........    United States    105,646,309           132,061
                Koninklijke KPN NV ..............................................     Netherlands       3,088,868        29,299,228
            (a) MCI Inc. ........................................................    United States      1,743,298        35,144,888
                Sprint Corp. ....................................................    United States        343,400         8,533,490
        (a),(b) Telewest Communications PLC, Contingent Distribution ............   United Kingdom    120,209,615                --
        (a),(b) Telewest Finance Ltd., Contingent Distribution ..................   United Kingdom     12,987,000                --
            (a) Telewest Global Inc. ............................................   United Kingdom      7,073,342       124,349,352
                                                                                                                     --------------
                                                                                                                        216,047,346
                                                                                                                     --------------
                ELECTRIC UTILITIES .3%
                E.ON AG .........................................................       Germany           452,794        41,278,159
                                                                                                                     --------------
                FOOD & STAPLES RETAILING .3%
            (a) Kroger Co. ......................................................    United States      2,160,070        37,887,628
                                                                                                                     --------------
                FOOD PRODUCTS 5.1%
                Cadbury Schweppes PLC ...........................................   United Kingdom     12,700,586       118,234,562
                General Mills Inc. ..............................................    United States      1,037,600        51,579,096
                Groupe Danone ...................................................       France          1,000,186        92,225,260
                Nestle SA .......................................................     Switzerland         653,170       170,611,594
                Orkla ASA .......................................................       Norway          5,916,440       194,143,172
                                                                                                                     --------------
                                                                                                                        626,793,684
                                                                                                                     --------------
                HEALTH CARE EQUIPMENT & SUPPLIES .7%
            (n) Guidant Corp. ...................................................    United States        381,300        27,491,730
                Hillenbrand Industries Inc. .....................................    United States        959,800        53,307,292
                                                                                                                     --------------
                                                                                                                         80,799,022
                                                                                                                     --------------
                HEALTH CARE PROVIDERS & SERVICES .8%
            (a) Alderwoods Group Inc. ...........................................    United States        361,423         4,112,994
    (a),(e),(f) Kindred Healthcare Inc. .........................................    United States      2,380,966        67,744,435
    (a),(e),(f) Kindred Healthcare Inc., Jan. 9.07 Calls, 1/01/13 ...............    United States            578            12,066
    (a),(e),(f) Kindred Healthcare Inc., Jan. 26.00 Calls, 1/01/12 ..............    United States          1,156             4,566
    (a),(e),(f) Kindred Healthcare Inc., Jul. 23.75 Calls, 7/17/11 ..............    United States          5,748            35,638
    (a),(e),(f) Kindred Healthcare Inc., wts., Series A, 4/20/06 ................    United States        211,977         6,299,109
    (a),(e),(f) Kindred Healthcare Inc., wts., Series B, 4/20/06 ................    United States        529,943        13,895,105
                Select Medical Corp. ............................................    United States        375,400         6,607,040
                                                                                                                     --------------
                                                                                                                         98,710,953
                                                                                                                     --------------


                                                              Annual Report | 23

MUTUAL SHARES FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES/WARRANTS/
                                                                                       COUNTRY        CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
                HOTELS RESTAURANTS & LEISURE .3%
            (a) Caesars Entertainment Inc. ......................................    United States        660,412    $   13,300,698
        (a),(e) FHC Delaware Inc. ...............................................    United States        784,457         6,173,676
                Mandalay Resort Group ...........................................    United States        180,800        12,733,744
                                                                                                                     --------------
                                                                                                                         32,208,118
                                                                                                                     --------------
                HOUSEHOLD DURABLES
            (a) Bulova Corp. ....................................................    United States         37,900         1,331,237
                                                                                                                     --------------
                INSURANCE 13.3%
            (a) Alleghany Corp. .................................................    United States        335,113        95,590,983
            (a) Berkshire Hathaway Inc., A ......................................    United States          1,590       139,761,000
            (a) Berkshire Hathaway Inc., B ......................................    United States        151,630       445,185,680
            (a) Conseco Inc. ....................................................    United States      3,742,800        74,668,860
                Hartford Financial Services Group Inc. ..........................    United States      1,148,100        79,574,811
                Montpelier Re Holdings Ltd. .....................................       Bermuda           459,289        17,659,662
                Nationwide Financial Services Inc., A ...........................    United States      1,616,150        61,785,415
                Old Republic International Corp. ................................    United States      4,881,042       123,490,363
        (a),(d) Olympus Re Holdings Ltd. ........................................       Bermuda           202,380        34,643,408
                Prudential Financial Inc. .......................................    United States        948,700        52,140,552
                St. Paul Travelers Cos. Inc. ....................................    United States      1,231,429        45,649,073
            (e) White Mountains Insurance Group Inc. ............................    United States        740,448       478,329,408
                                                                                                                     --------------
                                                                                                                      1,648,479,215
                                                                                                                     --------------
                LEISURE EQUIPMENT & PRODUCTS .2%
                Mattel Inc. .....................................................    United States      1,576,300        30,722,087
                                                                                                                     --------------
                MACHINERY .4%
            (e) Federal Signal Corp. ............................................    United States      2,899,000        51,196,340
    (a),(d),(e) Lancer Industries Inc., B .......................................    United States              3         2,440,923
                                                                                                                     --------------
                                                                                                                         53,637,263
                                                                                                                     --------------
                MEDIA 7.8%
                Clear Channel Communications Inc. ...............................    United States      2,006,900        67,211,081
            (a) Comcast Corp., A ................................................    United States        393,900        12,935,676
                Dow Jones & Co. Inc. ............................................    United States        261,810        11,273,539
                E.W. Scripps Co., A .............................................    United States      2,020,950        97,571,466
                EchoStar Communications Corp., A ................................    United States      1,277,791        42,473,773
            (a) Fox Entertainment Group Inc., A .................................    United States        399,085        12,475,397
                Hollinger International Inc. ....................................    United States      1,929,706        27,232,017
            (a) Liberty Media Corp., A ..........................................    United States     14,398,624       158,096,891
                Meredith Corp. ..................................................    United States      1,036,335        56,169,357
            (a) News Corp. Ltd., A ..............................................    United States      2,190,322        40,871,409
            (a) NTL Inc. ........................................................   United Kingdom      1,824,784       133,133,614
                Omnicom Group Inc. ..............................................    United States        432,800        36,493,696
        (a),(e) TVMAX Holdings Inc. .............................................    United States        257,217           257,217
                Viacom Inc., B ..................................................    United States        854,900        31,109,811
                Washington Post Co., B ..........................................    United States        238,238       234,192,719
                                                                                                                     --------------
                                                                                                                        961,497,663
                                                                                                                     --------------


24 | Annual Report

MUTUAL SHARES FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES/WARRANTS/
                                                                                       COUNTRY        CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
                METALS & MINING 6.4%
                Anglo American PLC ..............................................   United Kingdom      5,137,645    $  121,493,697
                Anglo American PLC, ADR .........................................   United Kingdom          2,300            54,717
                Barrick Gold Corp. ..............................................       Canada            768,500        18,613,070
                Compania de Minas Buenaventura SA, ADR ..........................        Peru             330,900         7,577,610
                Freeport McMoran Copper & Gold Inc., B ..........................    United States      2,756,500       105,380,995
            (a) Glamis Gold Ltd. ................................................       Canada          1,424,300        24,416,232
                Gold Fields Ltd. ................................................    South Africa         642,754         7,885,508
                Harmony Gold Mining Ltd., ADR ...................................    South Africa         933,000         8,648,910
    (a),(d),(e) International Steel Group .......................................    United States      6,143,191       236,709,436
                Newmont Mining Corp. ............................................    United States      4,102,700       182,200,907
                Noranda Inc. ....................................................       Canada          2,037,700        35,781,016
                Placer Dome Inc. ................................................       Canada            694,000        13,065,844
            (a) Randgold & Exploration Co. Ltd., ADR ............................    South Africa         321,060           565,066
            (a) Wheaton River Minerals Ltd. .....................................       Canada          3,289,916        10,698,022
            (a) Wheaton River Minerals Ltd., wts., 5/30/07 ......................       Canada          1,819,489         3,580,268
            (n) WMC Resources Ltd. ..............................................      Australia        2,290,996        12,947,431
                                                                                                                     --------------
                                                                                                                        789,618,729
                                                                                                                     --------------
                MULTI-UTILITIES & UNREGULATED POWER .4%
            (a) Northwestern Corp. ..............................................    United States        703,758        19,705,224
        (a),(b) Northwestern Corp., Contingent Distribution .....................    United States     21,590,000         1,690,332
        (a),(c) NRG Energy Inc. .................................................    United States        831,603        29,979,288
                                                                                                                     --------------
                                                                                                                         51,374,844
                                                                                                                     --------------
                OIL & GAS 3.3%
        (a),(e) Anchor Resources LLC ............................................    United States        123,013                --
                BP PLC ..........................................................   United Kingdom      5,707,068        55,648,788
                BP PLC, ADR .....................................................   United Kingdom         46,400         2,709,760
            (a) General Maritime Corp. ..........................................    United States         36,300         1,450,185
                Oil & Natural Gas Corp. Ltd. ....................................        India          1,835,500        34,781,133
        (a),(e) Opti Canada .....................................................       Canada          9,695,676       157,074,236
                Suncor Energy Inc. ..............................................       Canada          2,072,700        73,275,091
                Total SA, B .....................................................       France            380,938        83,071,075
                                                                                                                     --------------
                                                                                                                        408,010,268
                                                                                                                     --------------
                PAPER & FOREST PRODUCTS .1%
                Abitibi-Consolidated Inc. .......................................       Canada          2,645,387        18,218,949
                                                                                                                     --------------
                PERSONAL PRODUCTS .3%
                Beiersdorf AG ...................................................       Germany           287,339        33,501,828
                                                                                                                     --------------
                PHARMACEUTICALS 2.7%
                Fujisawa Pharmaceutical Co. Ltd. ................................        Japan          1,529,900        41,899,722
                Pfizer Inc. .....................................................    United States      1,045,390        28,110,537
            (a) Pfizer Inc., Mar. 25.00 Puts, 3/18/05 ...........................    United States          5,859           410,130
                Sanofi-Aventis ..................................................       France            689,026        54,978,463
                Takeda Pharmaceutical Co. Ltd. ..................................        Japan          1,305,900        65,792,267
                Valeant Pharmaceuticals International ...........................    United States      3,520,835        92,774,002
                Wyeth ...........................................................    United States      1,211,100        51,580,749
                Yamanouchi Pharmaceutical Co. Ltd. ..............................        Japan             92,200         3,591,857
                                                                                                                     --------------
                                                                                                                        339,137,727
                                                                                                                     --------------


                                                              Annual Report | 25

MUTUAL SHARES FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   SHARES/WARRANTS/
                                                                                       COUNTRY        CONTRACTS          VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
                REAL ESTATE 1.9%
        (a),(e) Alexander's Inc. ................................................    United States        326,675    $   70,235,125
            (a) Canary Wharf Group PLC ..........................................   United Kingdom     14,262,931        81,036,270
        (a),(d) Security Capital European Realty ................................     Luxembourg           28,412           204,566
                St. Joe Co. .....................................................    United States        853,035        54,764,847
                Ventas Inc. .....................................................    United States      1,072,765        29,404,489
                                                                                                                     --------------
                                                                                                                        235,645,297
                                                                                                                     --------------
                ROAD & RAIL 1.8%
                CSX Corp. .......................................................    United States        983,100        39,402,648
        (d),(e) Florida East Coast Industries Inc. ..............................    United States      4,423,071       189,506,477
                                                                                                                     --------------
                                                                                                                        228,909,125
                                                                                                                     --------------
                SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT .3%
                Samsung Electronics Co. Ltd. ....................................     South Korea          91,400        39,775,599
                                                                                                                     --------------
                SOFTWARE .2%
        (a),(n) Symantec Corp. ..................................................    United States        362,800         9,345,728
        (a),(n) Veritas Software Corp. ..........................................    United States        365,400        10,432,170
                                                                                                                     --------------
                                                                                                                         19,777,898
                                                                                                                     --------------
                THRIFTS & MORTGAGE FINANCE 1.7%
                Fieldstone Investment Corp. .....................................    United States      2,365,900        40,811,775
                Hudson City Bancorp Inc. ........................................    United States        886,055        32,624,545
                Sovereign Bancorp Inc. ..........................................    United States      5,828,890       131,441,469
                                                                                                                     --------------
                                                                                                                        204,877,789
                                                                                                                     --------------
                TOBACCO 10.9%
                Altadis SA ......................................................        Spain          7,776,607       355,631,081
                Altria Group Inc. ...............................................    United States      2,479,677       151,508,265
                British American Tobacco PLC ....................................   United Kingdom     25,341,243       436,557,365
                British American Tobacco PLC, ADR ...............................   United Kingdom         70,550         2,444,557
                Imperial Tobacco Group PLC ......................................   United Kingdom      6,933,289       189,907,547
                Reynolds American Inc. ..........................................    United States      2,778,000       218,350,800
                                                                                                                     --------------
                                                                                                                      1,354,399,615
                                                                                                                     --------------
                WIRELESS TELECOMMUNICATION SERVICES
            (a) Vast Solutions Inc., B1 .........................................    United States         75,539                --
            (a) Vast Solutions Inc., B2 .........................................    United States         75,539                --
            (a) Vast Solutions Inc., B3 .........................................    United States         75,539                --
                                                                                                                     --------------
                                                                                                                                 --
                                                                                                                     --------------
                TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
                 (COST $5,715,564,612)...........................................                                     8,957,441,165
                                                                                                                     --------------


26 | Annual Report

MUTUAL SHARES FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       COUNTRY          SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
                PREFERRED STOCKS .4%
                DIVERSIFIED TELECOMMUNICATION SERVICES
                PTV Inc., 10.00%, A, pfd. .......................................   United Kingdom        199,565    $      904,029
                                                                                                                     --------------
                ELECTRIC UTILITIES
            (a) Montana Power Co., 8.45%, pfd. ..................................   United States         109,220           901,065
                                                                                                                     --------------
                FOOD PRODUCTS .1%
                Unilever NV, pfd. ...............................................    Netherlands        1,113,140         7,567,757
                                                                                                                     --------------
                METALS & MINING .3%
    (a),(e),(f) Esmark Inc., Series A, 10.00%, cvt. pfd. ........................   United States          40,396        40,396,100
                                                                                                                     --------------
                TOTAL PREFERRED STOCKS (COST $49,116,561)........................                                        49,768,951
                                                                                                                     --------------

                                                                                                  --------------------
                                                                                                   PRINCIPAL AMOUNT(g)
                                                                                                  --------------------
                CORPORATE BONDS & NOTES 1.9%
            (e) Anchor Resources LLC, 12.00%, 12/17/06 ..........................   United States    $     57,552            57,552
                Calpine Generating Co., 144A, FRN, 11.169%, 4/01/11 .............   United States      20,660,000        20,298,450
                Eurotunnel PLC,
                   FRN, 6.347%, 12/31/18, Tier 2 ................................   United Kingdom     13,617,682GBP     18,819,783
                   FRN, 6.347%, 12/31/25, Tier 3 ................................   United Kingdom     50,767,268GBP     40,927,200
                   Participating Loan Note, 1.00%, 4/30/40 ......................   United Kingdom      1,482,000GBP        327,134
                Eurotunnel SA, FRN,
                   3.449%, 12/31/18, Tier 2 (LIBOR) .............................       France          3,151,383EUR      3,079,026
                   3.449%, 12/31/25, Tier 3 (LIBOR) .............................       France         77,744,116EUR     44,309,462
                   3.453%, 12/31/18, Tier 2 (PIBOR) .............................       France          1,393,972EUR      1,361,965
                   3.453%, 12/31/25, Tier 3 (PIBOR) .............................       France         13,502,354EUR      7,695,528
                Guadalupe Power Partners LP,
                   Power Sale Agreement, 6.00%, 9/21/06 .........................   United States         395,468           348,012
                   Term Loan, 4.313%, 9/21/06 ...................................   United States       2,922,796         2,572,060
                Motor Coach Industries International Inc., FRN, 15.40%, 10/01/08    United States      55,684,172        55,684,172
                Reliant Energy Channelview LP Inc.,
                   Revolver, 5.50%, 8/15/07 .....................................   United States         669,900           569,415
                   Term Loan A, 3.813%, 11/26/17 ................................   United States       7,070,953         6,010,310
                Seton House Finance Ltd., zero cpn., 2/07/12 ....................   United Kingdom     90,451,691EUR     31,299,437
            (e) TVMAX Holdings Inc., PIK,
                   11.50%, 2/01/05 ..............................................   United States         264,487           264,487
                   14.00%, 2/01/05 ..............................................   United States       1,045,014         1,045,014
                                                                                                                     --------------
                TOTAL CORPORATE BONDS & NOTES (COST $249,418,107)................                                       234,669,007
                                                                                                                     --------------
                BONDS & NOTES IN REORGANIZATION 2.3%
        (a),(h) Adelphia Communications Corp.,
                   9.25%, 10/01/02 ..............................................   United States      11,465,000        11,035,062
                   8.125%, 7/15/03 ..............................................   United States       1,442,000         1,362,690
                   7.50%, 1/15/04 ...............................................   United States       3,750,000         3,487,500
                   10.50%, 7/15/04 ..............................................   United States       6,320,000         6,256,800
                   9.875%, 3/01/05 ..............................................   United States       2,564,000         2,467,850
                   10.25%, 11/01/06 .............................................   United States       9,950,000         9,726,125
                   9.875%, 3/01/07 ..............................................   United States         366,000           352,275
                   8.375%, 2/01/08 ..............................................   United States       9,037,000         8,562,557


                                                              Annual Report | 27

MUTUAL SHARES FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       COUNTRY    PRINCIPAL AMOUNT(g)    VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                BONDS & NOTES IN REORGANIZATION (CONT.)
        (a),(h) Adelphia Communications Corp., (cont.)
                   7.75%, 1/15/09 ...............................................   United States    $ 10,030,000    $    9,428,200
                   7.875%, 5/01/09 ..............................................   United States       7,952,000         7,435,120
                   9.375%, 11/15/09 .............................................   United States       1,823,000         1,809,327
                   10.875%, 10/01/10 ............................................   United States       7,041,000         7,005,795
        (a),(h) Aiken Cnty S C Indl Rev Beloit, 6.00%, 12/01/11 .................   United States         775,000             3,875
        (a),(h) Armstrong Holdings Inc.,
                   6.50%, 8/15/05 ...............................................   United States       2,157,000         1,569,217
                   9.75%, 4/15/08 ...............................................   United States       4,047,000         2,944,192
                   Revolver, 10/29/03 ...........................................   United States       4,049,775         2,794,345
                   Trade Claim ..................................................   United States      10,859,300         7,601,510
        (a),(h) Century Communications Corp.,
                   9.50%, 3/01/05 ...............................................   United States       1,903,000         2,312,145
                   8.875%, 1/15/07 ..............................................   United States       2,405,000         2,898,025
                   8.75%, 10/01/07 ..............................................   United States       3,666,000         4,325,880
                   8.375%, 12/15/07 .............................................   United States         875,000         1,045,625
                   Series B, zero cpn., 1/15/08 .................................   United States       6,600,000         4,653,000
                   zero cpn., 3/15/03 ...........................................   United States      14,005,000        14,915,325
        (e),(h) DecisionOne Corp., Term Loan ....................................   United States      13,775,874         3,443,969
        (a),(h) Harnischfeger Industries Inc.,
                   8.90%, 3/01/22 ...............................................   United States       6,565,000            61,055
                   8.70%, 6/15/22 ...............................................   United States       6,004,000            57,038
                   7.25%, 12/15/25 ..............................................   United States       8,965,000            84,271
                   6.875%, 2/15/27 ..............................................   United States       7,663,000            70,500
                   Stipulated Bank Claim ........................................   United States       9,933,950            90,399
        (a),(h) Mirant Americas Generation Inc.,
                   7.625%, 5/01/06 ..............................................   United States       1,816,000         1,961,280
                   8.30%, 5/01/11 ...............................................   United States       8,079,000         8,583,938
                   9.125%, 5/01/31 ..............................................   United States       6,333,000         6,633,818
        (a),(h) Mirant Corp.,
                   Tranche C Revolver ...........................................   United States      12,866,601         8,877,955
                   4 Year Revolver, 7/17/05 .....................................   United States       8,202,186         6,192,651
                   364 Day Revolver .............................................   United States      22,103,300        15,361,794
        (a),(h) Owens Corning, Revolver .........................................   United States      56,034,383        49,870,601
        (a),(h) Port Seattle Wash Rev Ref-Beloit Proj., 6.00%, 12/01/17 .........   United States         385,000             1,925
        (a),(h) Safety Kleen Services, 9.25%, 6/01/08 ...........................   United States          85,000               319
        (a),(h) Teco Panda,
                   Bank Claim ...................................................   United States       3,669,320         2,201,592
                   Bank Claim #2 ................................................   United States      28,209,808        17,772,179
                   Bank Claim #3 ................................................   United States         166,990           166,990
                   Debt Service Reserve L/C Loan ................................   United States         908,743           572,508
                   Project L/C Loan Facility ....................................   United States       3,867,109         2,436,279
            (h) Trump Atlantic,
                   11.25%, 5/01/06 ..............................................   United States      40,599,000        38,924,291
                   Series B, 11.25%, 5/01/06 ....................................   United States      11,898,000        11,407,208
                   Series B, 144A, 11.25%, 5/01/06 ..............................   United States         735,000           704,681
                                                                                                                     --------------
                TOTAL BONDS & NOTES IN REORGANIZATION (COST $249,453,098)........                                       289,469,681
                                                                                                                     --------------


28 | Annual Report

MUTUAL SHARES FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  SHARES/PRINCIPAL
                                                                                      COUNTRY         AMOUNT(G)         VALUE
----------------------------------------------------------------------------------------------------------------------------------
                COMPANIES IN LIQUIDATION .1%
            (a) Apco Oil Corp. ..................................................   United States           9,200    $           --
            (a) Brunos Inc., Liquidating Unit ...................................   United States          98,873           217,520
        (a),(e) City Investing Co. Liquidating Trust ............................   United States       4,373,476         8,440,809
        (a),(e) MBOP Liquidating Trust ..........................................   United States         574,712             1,437
                Peregrine Investments Holdings Ltd.,
                   6.70%, 1/15/98 ...............................................     Hong Kong        95,000,000JPY         25,508
                   6.70%, 6/30/00 ...............................................     Hong Kong       250,000,000JPY         67,125
                   zero cpn., 1/22/98 ...........................................     Hong Kong           500,000            13,750
            (a) PIV Investment Finance (Cayman) Ltd. ............................     Hong Kong        22,710,000         1,249,050
            (a) United Cos. Financial Corp.,
                   Bank Claim ...................................................   United States         179,680                --
                   Revolver .....................................................   United States      45,581,514                --
                                                                                                                     --------------
                TOTAL COMPANIES IN LIQUIDATION (COST $683,828)...................                                        10,015,199
                                                                                                                     --------------
                GOVERNMENT AGENCIES 23.0%
            (i) Federal Home Loan Bank, 1.142% - 2.891%,
                   1/03/05 - 7/02/07 ............................................   United States  $2,715,560,000     2,698,334,331
                Federal Home Loan Mortgage Corp., 2.50%, 5/19/06 ................   United States      25,000,000        24,798,325
                Federal National Mortgage Association, 1.44% - 2.20%,
                   6/01/05 - 12/29/06 ...........................................   United States      65,000,000        64,116,815
                U.S. Treasury Bill, 1.895% - 2.536%, 2/24/05 - 6/30/05 ..........   United States      62,000,000        61,440,360
                                                                                                                     --------------
                TOTAL GOVERNMENT AGENCIES (COST $2,853,710,311)..................                                     2,848,689,831
                                                                                                                     --------------
                TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS
                 (COST $9,117,946,517)...........................................                                    12,390,053,834
                                                                                                                     --------------


                                                              Annual Report | 29

MUTUAL SHARES FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       COUNTRY     PRINCIPAL AMOUNT      VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                REPURCHASE AGREEMENTS
        (j),(k) Barclays Capital Inc., 2.30%, 1/03/05 (Maturity
                   Value $6,001) Collateralized by U.S. Government Agency
                   Securities, 3.00 - 7.50%, 8/30/07 - 1/25/35,
                   U.S.Treasury Bills, 5/12/05 - 5/26/05, Notes and
                   U.S. Treasury Bonds, 11/15/18-11/15/21 .......................   United States    $      6,000   $         6,000
        (j),(k) Citigroup Global Market Inc., 2.28%, 1/03/05
                   (Maturity Value $7,001) Collateralized by U.S. Corporate
                   Bonds & Notes, 4.00 - 7.75%, 6/15/05 - 9/15/34, U.S.
                   Government Agency Securities, 0.00 - 7.25%,
                   7/3/06 - 11/15/30.............................................   United States           7,000             7,000
        (j),(k) Deutshe Bank Securities Inc., 2.25%, 1/03/05
                   (Maturity Value $7,001) Collateralized by U.S. Government
                   Agency Securities, 0.00 - 4.45%, 8/19/05 - 8/27/10............   United States           7,000             7,000
        (j),(k) Goldman Sachs & Co. 2.29%, 1/03/05
                   (Maturity Value $7,001) Collateralized by U.S. Government
                   Agency Securities, 4.00 - 6.50%, 3/1/17 - 1/01/35 ............   United States           7,000             7,000
        (j),(k) JP Morgan Securities, 2.19%, 1/03/05
                   (Maturity Value $7,001) Collateralized by U.S. Government
                   Agency Securities, 2.00 - 7.13%, 1/15/06 - 7/15/32 ...........   United States           7,000             7,000
                                                                                                                    ---------------
                TOTAL REPURCHASE AGREEMENTS (COST $34,000).......................                                            34,000
                                                                                                                    ---------------
                TOTAL INVESTMENTS (COST $9,117,980,517) 100.0%...................                                    12,390,087,834
                OPTIONS WRITTEN .................................................                                          (421,309)
                SECURITIES SOLD SHORT (.7)%......................................                                       (92,248,734)
                NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (.7)%..........                                       (74,748,166)
                OTHER ASSETS, LESS LIABILITIES 1.4%..............................                                       172,275,099
                                                                                                                    ---------------
                NET ASSETS 100.0%................................................                                   $12,394,944,724
                                                                                                                    ===============

                                                                                                   --------------
                                                                                                      CONTRACTS
                                                                                                   --------------
                OPTIONS WRITTEN
                ISSUER
                HEALTH CARE EQUIPMENT & SUPPLIES
            (l) Guidant Corp., Jan. 70.00 Calls, 1/21/05 ........................   United States             390            91,650
                                                                                                                    ---------------
                METALS & MINING
            (l) WMC Resources Ltd., Jan. 7.00 Calls, 1/27/05 ....................     Australia               595           156,021
            (l) WMC Resources Ltd., Jan. 7.25 Calls, 1/27/05 ....................     Australia               266            38,519
                                                                                                                    ---------------
                                                                                                                            194,540
                                                                                                                    ---------------
                SOFTWARE
            (l) Symantec Corp., Jan. 25.00 Calls, 1/21/05 .......................   United States             525            78,750
            (l) Symantec Corp., Jan. 27.50 Calls, 1/21/05 .......................   United States             349            14,309
            (l) Veritas Software Corp., Jan. 30.00 Calls, 1/21/05 ...............   United States             701            42,060
                                                                                                                    ---------------
                                                                                                                            135,119
                                                                                                                    ---------------
                TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $392,341)...............                                   $       421,309
                                                                                                                    ---------------


30 | Annual Report

MUTUAL SHARES FUND

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                      COUNTRY           SHARES           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                SECURITIES SOLD SHORT .7%
                ISSUER
                COMMUNICATIONS EQUIPMENT
            (m) Tellabs Inc. ....................................................   United States         160,747    $    1,380,817
                                                                                                                     --------------
                DIVERSIFIED FINANCIAL SERVICES .1%
            (m) Nasdaq 100 ......................................................   United States         380,700        15,197,544
                                                                                                                     --------------
                FOOD PRODUCTS .4%
            (m) Kraft Foods Inc., A .............................................   United States       1,623,881        57,826,402
                                                                                                                     --------------
                HOTELS RESTAURANTS & LEISURE .1%
            (m) Harrah's Entertainment Inc. .....................................   United States         142,300         9,518,447
                                                                                                                     --------------
                PHARMACEUTICALS .1%
            (m) Johnson & Johnson ...............................................   United States         131,276         8,325,524
                                                                                                                     --------------
                TOTAL SECURITIES SOLD SHORT (PROCEEDS $86,050,100)...............                                    $   92,248,734
                                                                                                                     --------------

CURRENCY ABBREVIATIONS: | EUR - Euro | GBP - British Pound | JPY - Japanese Yen

(a)   Non-income producing.

(b) Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(c)   Security on loan. See Note 1(i).

(d)   See Note 10 regarding restricted securities.

(e)   See Note 11 regarding holdings of 5% voting securities.

(f)   See Note 12 regarding other considerations.

(g)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(h)   Defaulted securities. See Note 9.

(i) See Note 1(h) regarding securities segregated with broker for securities sold short.

(j)   See Note 1(c) regarding repurchase agreements.

(k) Investments from cash collateral received for loaned securities. See Note 1(i).

(l)   See Note 1(g) regarding written options.

(m)   See Note 1(h) regarding securities sold short.

(n) A portion of the security is held in connection with open option contracts.


                                                              Annual Report | 31

MUTUAL SHARES FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..........................................  $  8,449,689,058
  Cost - Non-controlled affiliated issuers (Note 11) ...................       664,761,304
  Cost - Controlled affiliated issuers (Note 11) .......................         3,496,155
  Cost - Repurchase agreements .........................................            34,000
                                                                          ----------------
  Total cost of investments ............................................     9,117,980,517
                                                                          ================
  Value - Unaffiliated issuers (includes securities segregated with
   broker for securities sold short in the amount of $34,549,565) ......    10,963,316,416
  Value - Non-controlled affiliated issuers (Note 11) ..................     1,426,737,418
  Value - Controlled affiliated issuers (Note 11) ......................                --
  Value - Repurchase agreement .........................................            34,000
                                                                          ----------------
  Total value of investments ...........................................    12,390,087,834
 Cash ..................................................................         4,207,023
 Foreign currency, at value (cost $17,070,959) .........................        17,399,825
 Receivables:
  Investment securities sold ...........................................        56,522,487
  Capital shares sold ..................................................        17,187,079
  Dividends and interest ...............................................        27,205,757
 Unrealized gain on forward exchange contracts (Note 8) ................         6,266,612
 Due from broker - synthetic equity swaps ..............................         8,537,685
 Cash on deposit with brokers for securities sold short ................        93,810,329
                                                                          ----------------
      Total assets .....................................................    12,621,224,631
                                                                          ----------------

Liabilities:
 Payables:
  Investment securities purchased ......................................        20,553,961
  Capital shares redeemed ..............................................        20,754,913
  Affiliates ...........................................................        10,471,323
 Options written, at value (premiums received $392,341) ................           421,309
 Securities sold short, at value (proceeds $86,050,100 ) ...............        92,248,734
 Payable upon return of securities loaned ..............................            34,000
 Unrealized loss on forward exchange contracts (Note 8) ................        81,014,778
 Deferred tax ..........................................................            16,070
 Other liabilities .....................................................           764,819
                                                                          ----------------
      Total liabilities ................................................       226,279,907
                                                                          ----------------
        Net assets, at value ...........................................  $ 12,394,944,724
                                                                          ================

Net assets consist of:
 Distributions in excess of net investment income ......................  $     (5,984,486)
 Net unrealized appreciation (depreciation) ............................     3,192,719,489
 Accumulated net realized gain (loss) ..................................        67,905,441
 Capital shares ........................................................     9,140,304,280
                                                                          ----------------
        Net assets, at value ...........................................  $ 12,394,944,724
                                                                          ================


32 | See notes to financial statements. | Annual Report

MUTUAL SHARES FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2004

CLASS Z:
Net assets, at value .........................................  $ 7,240,641,423
                                                                ===============
Shares outstanding ...........................................      314,160,095
                                                                ===============
Net asset value and maximum offering price per share(a) ......  $         23.05
                                                                ===============
CLASS A:
Net assets, at value .........................................  $ 2,940,028,819
                                                                ===============
Shares outstanding ...........................................      128,178,485
                                                                ===============
Net asset value per share(a) .................................  $         22.94
                                                                ===============
Maximum offering price per share (net asset value
 per share / 94.25%) .........................................  $         24.34
                                                                ===============
CLASS B:
Net assets, at value .........................................  $   588,401,281
                                                                ===============
Shares outstanding ...........................................       26,146,062
                                                                ===============
Net asset value and maximum offering price per share(a) ......  $         22.50
                                                                ===============
CLASS C:
Net assets, at value .........................................  $ 1,551,110,515
                                                                ===============
Shares outstanding ...........................................       68,153,028
                                                                ===============
Net asset value and maximum offering price per share(a) ......  $         22.76
                                                                ===============
CLASS R:
Net assets, at value .........................................  $    74,762,686
                                                                ===============
Shares outstanding ...........................................        3,271,466
                                                                ===============
Net asset value and maximum offering price per share(a) ......  $         22.85
                                                                ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 33

MUTUAL SHARES FUND

STATEMENT OF OPERATIONS
for the year ended December 31, 2004

Investment income:
 Dividends: (net of foreign taxes of $12,294,533)
  Unaffiliated issuers .......................................  $   158,641,240
  Non-controlled affiliated issuers (Note 11) ................        2,432,258
 Interest:
  Unaffiliated issuers .......................................      100,421,795
  Non-controlled affiliated issuers (Note 11) ................          120,909
                                                                ---------------
      Total investment income ................................      261,616,202
                                                                ---------------
Expenses:
 Management fees (Note 3) ....................................       63,691,060
 Administrative fees (Note 3) ................................        8,331,402
 Distribution fees (Note 3)
  Class A ....................................................        8,870,489
  Class B ....................................................        5,071,548
  Class C ....................................................       13,811,051
  Class R ....................................................          302,300
 Transfer agent fees (Note 3) ................................       10,336,200
 Custodian fees (Note 4) .....................................          838,096
 Reports to shareholders .....................................          352,600
 Registration and filing fees ................................          478,600
 Professional fees ...........................................          628,434
 Directors' fees and expenses ................................          297,900
 Dividends on securities sold short ..........................        1,484,019
 Other .......................................................          536,995
                                                                ---------------
      Total expenses .........................................      115,030,694
      Expense reductions (Note 4) ............................          (54,180)
                                                                ---------------
        Net expenses .........................................      114,976,514
                                                                ---------------
          Net investment income ..............................      146,639,688
                                                                ---------------
Realized and unrealized gains (losses):
Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers ......................................      511,136,311
   Controlled affiliated issuers (Note 11) ...................        8,428,081
   Non-controlled affiliated issuers (Note 11) ...............       (8,111,449)
  Written options ............................................        2,087,688
  Foreign currency transactions ..............................     (187,590,846)
  Securities sold short ......................................       (5,108,872)
                                                                ---------------
      Net realized gain (loss) ...............................      320,840,913
 Net change in unrealized appreciation (depreciation) on:
  Investments ................................................      939,113,356
  Translation of assets and liabilities denominated in
   foreign currencies ........................................       31,860,351
  Deferred taxes .............................................          (16,070)
                                                                ---------------
      Net change in unrealized appreciation (depreciation) ...      970,977,637
                                                                ---------------
Net realized and unrealized gain (loss) ......................    1,291,818,550
                                                                ---------------
Net increase (decrease) in net assets resulting from
 operations ..................................................  $ 1,438,458,238
                                                                ===============


34 | See notes to financial statements. | Annual Report

MUTUAL SHARES FUND

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2004 and 2003

                                                                                       -----------------------------------
                                                                                             2004               2003
                                                                                       -----------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ..........................................................  $    146,639,688   $     83,777,908
     Net realized gain (loss) from investments, written options, foreign currency
        transactions, and securities sold short .....................................       320,840,913        107,908,202
     Net change in unrealized appreciation (depreciation) on investments, translation
     of assets and liabilities denominated in foreign currencies and deferred taxes .       970,977,637      1,783,376,119
                                                                                       -----------------------------------
             Net increase (decrease) in net assets resulting from operations ........     1,438,458,238      1,975,062,229
   Distributions to shareholders from:
     Net investment income:
        Class Z .....................................................................      (118,691,555)       (86,237,828)
        Class A .....................................................................       (39,459,758)       (27,241,185)
        Class B .....................................................................        (4,845,646)        (3,088,304)
        Class C .....................................................................       (12,290,974)        (8,533,693)
        Class R .....................................................................          (913,976)          (444,646)
     Net realized gains:
        Class Z .....................................................................      (128,945,088)                --
        Class A .....................................................................       (52,647,915)                --
        Class B .....................................................................       (10,792,182)                --
        Class C .....................................................................       (28,220,750)                --
        Class R .....................................................................        (1,342,860)                --
                                                                                       -----------------------------------
   Total distributions to shareholders ..............................................      (398,150,704)      (125,545,656)
   Capital share transactions (Note 2):
     Class Z ........................................................................       847,945,959         83,398,695
     Class A ........................................................................       438,813,545         91,264,831
     Class B ........................................................................        95,341,685         33,623,724
     Class C ........................................................................       146,965,374         74,641,988
     Class R ........................................................................        21,886,122         26,507,727
                                                                                       -----------------------------------
   Total capital share transactions .................................................     1,550,952,685        709,436,965
   Redemption fees ..................................................................             9,352                 --
                                                                                       -----------------------------------
          Net increase (decrease) in net assets .....................................     2,591,269,571      2,558,953,538
Net assets:
   Beginning of year ................................................................     9,803,675,153      7,244,721,615
                                                                                       -----------------------------------
   End of year ......................................................................  $ 12,394,944,724   $  9,803,675,153
                                                                                       ===================================
Distributions in excess of net investment income/undistributed net investment income included in net assets:
   End of year ......................................................................  $     (5,984,486)  $     13,216,978
                                                                                       ===================================


                         Annual Report | See notes to financial statements. | 35

MUTUAL SHARES FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Shares Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), consisting of 6 separate series. The Company is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the series are presented separately. The Fund seeks long-term capital appreciation and income through a flexible policy of investing in stocks and corporate debt securities. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System, are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Repurchase agreements are valued at cost.

Corporate debt securities and U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.


36 | Annual Report

MUTUAL SHARES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At December 31, 2004, all repurchase agreements held by the Fund had been entered into on that date.


                                                              Annual Report | 37

MUTUAL SHARES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

E. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and any equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

F. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps. Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin", are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.


38 | Annual Report

MUTUAL SHARES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

H. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

I. SECURITIES LENDING

The Fund loans securities to certain brokers through a securities lending agent for which it received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The Fund received interest income of $178,361 from the investment of cash collateral, adjusted by lender fees and broker rebates. The Fund bears the risk of loss with respect to the investment of the collateral and the securities loaned. The securities lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.


                                                              Annual Report | 39

MUTUAL SHARES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

The Fund is subject to a tax imposed on net realized gains of securities of certain foreign countries. When the Fund invests in these securities, the Fund records an estimated deferred tax liability for net unrealized gains on these securities as reflected in the accompanying financial statements.

K. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

L. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

M. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.


40 | Annual Report

MUTUAL SHARES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

N. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liability arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

The Fund offers five classes of shares: Class Z, Class A, Class B, Class C and Class R. Effective March 1, 2005, Class B shares will no longer be offered except to existing Class B shareholders through reinvested distributions or exchanges into other Franklin Templeton funds' Class B shares, as permitted by the applicable fund prospectus. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2004, there were 1.9 billion shares authorized ($0.001 par value) of which 1 billion, 250 million, 200 million, 250 million and 200 million were designated as Class Z, Class A, Class B, Class C and Class R shares, respectively. Transactions in the Fund's shares were as follows:

                                   -----------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                                 2004                              2003
                                   -----------------------------------------------------------------
                                        SHARES          AMOUNT            SHARES          AMOUNT
                                   -----------------------------------------------------------------
CLASS Z SHARES:
 Shares sold ....................      50,806,616   $1,104,922,147       21,151,259   $  407,846,009
 Shares issued in reinvestment of
  distributions .................       9,758,882      219,303,487        3,736,749       73,434,642
 Shares redeemed ................     (21,921,975)    (476,279,675)     (21,665,054)    (397,881,956)
                                   -----------------------------------------------------------------
 Net increase (decrease) ........      38,643,523   $  847,945,959        3,222,954   $   83,398,695
                                   =================================================================
CLASS A SHARES:
 Shares sold ....................      37,809,209   $  815,970,082       35,425,425   $  652,986,425
 Shares issued in reinvestment of
  distributions .................       3,786,200       84,685,091        1,293,317       25,145,030
 Shares redeemed ................     (21,439,414)    (461,841,628)     (20,693,711)    (386,866,624)
                                   -----------------------------------------------------------------
 Net increase (decrease) ........      20,155,995   $  438,813,545       16,025,031   $  291,264,831
                                   =================================================================
CLASS B SHARES:
 Shares sold ....................       6,156,400   $  129,929,525        9,236,787   $  165,789,211
 Shares issued in reinvestment of
  distributions .................         670,932       14,717,392          154,276        2,877,950
 Shares redeemed ................      (2,332,950)     (49,305,232)      (1,987,903)     (35,043,437)
                                   -----------------------------------------------------------------
 Net increase (decrease) ........       4,494,382   $   95,341,685        7,403,160   $  133,623,724
                                   =================================================================


                                                              Annual Report | 41

MUTUAL SHARES FUND

2. CAPITAL STOCK (CONTINUED)

                                   -----------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                                 2004                              2003
                                   -----------------------------------------------------------------
                                        SHARES          AMOUNT            SHARES          AMOUNT
                                   -----------------------------------------------------------------
CLASS C SHARES:
 Shares sold ....................      13,913,529   $  297,054,287       17,120,196   $  312,711,634
 Shares issued in reinvestment of
  distributions .................       1,682,221       37,310,819          422,198        7,868,601
 Shares redeemed ................      (8,770,041)    (187,399,732)      (8,145,439)    (145,938,247)
                                   -----------------------------------------------------------------
 Net increase (decrease) ........       6,825,709   $  146,965,374        9,396,955   $  174,641,988
                                   =================================================================
CLASS R SHARES:
 Shares sold ....................       1,573,958   $   33,763,040        1,770,971   $   32,403,265
 Shares issued in reinvestment of
  distributions .................         100,387        2,237,745           22,484          440,336
 Shares redeemed ................        (656,261)     (14,114,663)        (339,764)      (6,335,874)
                                   -----------------------------------------------------------------
 Net increase (decrease) ........       1,018,084   $   21,886,122        1,453,691   $   26,507,727
                                   =================================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers and/or directors of the following entities:

------------------------------------------------------------------------------------------
ENTITY                                                          AFFILIATION
------------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                 Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

Effective July 1, 2004, the Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.600%            First $5 billion
      0.570%            Over $5 billion, up to and including $10 billion
      0.550%            Over $10 billion, up to and including $15 billion
      0.530%            Over $15 billion, up to and including $20 billion
      0.510%            Over $20 billion

Prior to July 1, 2004, the Fund paid fees of 0.60% per year of the average daily net assets of the Fund.


42 | Annual Report

MUTUAL SHARES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Fund's aggregate average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------------
      0.150%            First $200 million
      0.135%            Over $200 million, up to and including $700 million
      0.100%            Over $700 million, up to and including $1.2 billion
      0.075%            Over $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35%, 1.00%, 1.00% and 0.50% per year of the average daily net assets of Class A, Class B, Class C, and Class R shares, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received ............................        $ 2,451,894
Contingent deferred sales charges retained ............        $   917,576

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $10,336,200, of which $7,232,098 was paid to Investors Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, bond discounts and premiums, and certain dividends on securities sold short.

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, bond discounts and premiums on the sale of securities and foreign currencies.


                                                              Annual Report | 43

MUTUAL SHARES FUND

5. INCOME TAXES (CONTINUED)

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income, and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ..........................................  $ 9,147,530,445
                                                                ===============
Unrealized appreciation ......................................  $ 3,368,501,352
Unrealized depreciation ......................................     (125,943,963)
                                                                ---------------
Net unrealized appreciation (depreciation) ...................  $ 3,242,557,389
                                                                ===============
Undistributed ordinary income ................................  $    12,726,716
Undistributed long term capital gains ........................       14,920,950
                                                                ---------------
Distributable earnings .......................................  $    27,647,666
                                                                ===============

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

                                                  ----------------------------
                                                       2004          2003
                                                  ----------------------------
Distributions paid from:
  Ordinary income ..............................  $ 176,201,909  $ 125,545,656
  Long term capital gain .......................    221,948,795             --
                                                  ----------------------------
                                                  $ 398,150,704  $ 125,545,656
                                                  ============================

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the year ended December 31, 2004 aggregated $3,544,971,507 and $2,915,915,806, respectively.

Transactions in options written during the year ended December 31, 2004 were as follows:

                                                  ----------------------------
                                                    NUMBER OF      PREMIUMS
                                                    CONTRACTS      RECEIVED
                                                  ----------------------------
Options outstanding at
 December 31, 2003 .............................      2,325,358  $     621,717
Options written ................................      1,972,223      4,026,069
Options expired ................................       (991,442)    (1,642,081)
Options exercised ..............................     (3,297,995)    (1,648,904)
Options closed .................................         (5,318)      (964,460)
                                                  ----------------------------
Options outstanding at
 December 31, 2004 .............................          2,826  $     392,341
                                                  ============================


44 | Annual Report

MUTUAL SHARES FUND

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2004, the Fund had the following synthetic equity swaps outstanding:

-------------------------------------------------------------------------------
                                           NUMBER OF                 UNREALIZED
CONTRACTS TO BUY                           CONTRACTS       VALUE    GAIN (LOSS)
-------------------------------------------------------------------------------
Christian Dior SA (46.76 - 55.43 EUR) ..      213,944  $14,530,610  $   173,736
London Stock Exchange PLC
  (5.36 - 5.71 GBP) ....................      175,621    1,961,907       70,530
                                                                    -----------
Total contracts to buy ...........................................  $   244,266
                                                                    -----------

-------------------------------------------------------------------------------
                                           NUMBER OF                 UNREALIZED
CONTRACTS TO SELL                          CONTRACTS       VALUE    GAIN (LOSS)
-------------------------------------------------------------------------------
LVMH Moet Hennessy Louis Vuitton
  (46.76 - 61.76 EUR) ..................      214,680  $16,415,918  $   534,745
                                                                    -----------
Total contracts to sell ..........................................      534,745
                                                                    -----------
Net unrealized gain (loss) .......................................  $   779,011
                                                                    ===========

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

---------------------------------------------------------------------------------------------------
                                                          IN       SETTLEMENT          UNREALIZED
CONTRACTS TO BUY:                                    EXCHANGE FOR     DATE             GAIN/(LOSS)
---------------------------------------------------------------------------------------------------
        1,990,575   Canadian Dollars .......   U.S. $    1,500,000   1/21/05    U.S. $      159,489
       72,504,717   South African Rand .....            11,007,475   1/26/05              1,741,018
       61,876,617   Canadian Dollars .......            51,299,999   4/21/05                286,919
                                                    --------------                   --------------
                                               U.S. $   63,807,474              U.S. $    2,187,426
                                                    ==============                   ==============

---------------------------------------------------------------------------------------------------
                                                          IN       SETTLEMENT          UNREALIZED
CONTRACTS TO SELL:                                   EXCHANGE FOR     DATE             GAIN/(LOSS)
---------------------------------------------------------------------------------------------------
        2,400,000   British Pounds .........   U.S. $    4,609,752   2/10/05    U.S. $       15,914
        3,750,000   Euro ...................             5,106,000   2/23/05                 14,724
       87,957,678   British Pounds .........           168,890,321   3/21/05                892,159
      180,900,000   British Pounds .........           347,318,785   6/08/05              3,154,454
      932,850,000   Korean Won .............               900,000   6/17/05                  1,935
                                                    --------------                   --------------
                                               U.S. $  526,824,858                        4,079,186
                                                    ==============                   --------------
Unrealized gain on forward exchange contracts ...............................   U.S. $    6,266,612
                                                                                     ==============

---------------------------------------------------------------------------------------------------
                                                          IN       SETTLEMENT          UNREALIZED
CONTRACTS TO BUY:                                    EXCHANGE FOR     DATE             GAIN/(LOSS)
---------------------------------------------------------------------------------------------------
        3,500,000   South African Rand .....   U.S.        619,068   1/26/05    U.S. $       (3,664)
       28,134,267   Canadian Dollars .......            23,675,000   4/21/05               (219,287)
                                                    --------------                   --------------
                                               U.S. $   24,294,068              U.S. $     (222,951)
                                                    ==============                   ==============


                                                              Annual Report | 45

MUTUAL SHARES FUND

8. FORWARD EXCHANGE CONTRACTS (CONTINUED)

---------------------------------------------------------------------------------------------------
                                                          IN       SETTLEMENT          UNREALIZED
CONTRACTS TO BUY:                                    EXCHANGE FOR     DATE             GAIN/(LOSS)
---------------------------------------------------------------------------------------------------
      287,459,370   Canadian Dollars .......  U.S.  $  218,764,798   1/21/05    U.S. $  (20,882,333)
      115,896,250   South African Rand .....            18,297,007   1/26/05             (2,081,012)
      164,450,000   British Pounds .........           303,467,430   2/10/05            (11,306,161)
       27,975,000   Euro ...................            34,737,586   2/23/05             (3,243,336)
      320,116,142   Danish Krona ...........            52,361,484   3/17/05             (6,073,882)
    8,694,961,719   Japanese ...............            79,529,771   3/28/05             (5,885,405)
      110,367,120   Canadian Dollars .......            83,964,062   4/21/05             (8,049,689)
       79,382,752   Euro ...................           100,206,549   4/25/05             (7,680,501)
       27,000,000   Euro ...................            33,362,550   5/23/05             (3,353,411)
       39,300,000   Euro ...................            52,349,172   6/13/05             (1,115,852)
   23,150,694,955   Korean Won .............            22,075,000   6/17/05               (261,744)
       54,000,000   Euro ...................            68,191,200   7/25/05             (5,340,125)
       27,000,000   Euro ...................            33,378,075   8/23/05             (3,412,124)
       14,500,000   Euro ...................            17,661,000   9/13/05             (2,106,252)
                                                    --------------                   --------------
                                              U.S.  $1,118,345,684                      (80,791,827)
                                                    ==============                   --------------
Unrealized loss on forward exchange contracts ...............................           (81,014,778)
                                                                                     --------------
  Net unrealized loss on forward exchange contracts .........................   U.S. $  (74,748,166)
                                                                                     ==============

9. CREDIT RISK AND DEFAULTED SECURITIES

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At December 31, 2004, the value of these securities was $289,469,681, representing 2.34% of the Fund's net assets. For information as to specific securities, see the accompanying Statement of Investments.


46 | Annual Report

MUTUAL SHARES FUND

10. RESTRICTED SECURITIES

At December 31, 2004, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

-------------------------------------------------------------------------------------------------------------
SHARES/                                                            ACQUISITION
WARRANTS            ISSUER                                             DATE         COST            VALUE
-------------------------------------------------------------------------------------------------------------
          763,805   AboveNet Inc. ................................  10/02/01   $ 38,348,164   $    18,303,365
           25,659   AboveNet Inc., wts., 9/08/08 .................  10/02/01      3,196,155           164,218
           30,186   AboveNet Inc., wts., 9/08/10 .................  10/02/01      3,430,956           120,744
        3,845,467   Centennial Bank Holdings Inc. ................  12/29/04     40,377,404        40,377,403
           25,721   Elephant Capital Holdings Ltd. ...............   8/29/03     25,728,875        34,208,563
        4,423,071   Florida East Coast Industries Inc. ...........  10/03/75    108,943,491       189,506,477
        6,143,191   International Steel Group ....................   4/10/02     29,676,250       236,709,436
                3   Lancer Industries Inc., B ....................   8/11/89             --         2,440,923
        1,551,229   Leucadia National Corp. ......................  12/20/02     54,680,822       102,390,421
          202,380   Olympus Re Holdings Ltd. .....................  12/19/01     20,238,000        34,643,408
           28,412   Security Capital European Realty .............   4/08/98      1,556,398           204,566
                                                                                              ---------------
        TOTAL RESTRICTED SECURITIES (5.32% OF NET ASSETS) .................................   $   659,069,524
                                                                                              ===============


                                                              Annual Report | 47

MUTUAL SHARES FUND

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at December 31, 2004 were as shown below.

------------------------------------------------------------------------------------------------------------------------------------
                                        NUMBER OF
                                         SHARES/                              NUMBER OF
                                        CONTRACTS/                             SHARES/
                                         WARRANTS                            CONTRACTS/
                                         HELD AT                              WARRANTS      VALUE AT                    REALIZED
                                        BEGINNING      GROSS      GROSS      HELD AT END     END OF      INVESTMENT     CAPITAL
NAME OF ISSUER                           OF YEAR     ADDITIONS  REDUCTIONS     OF YEAR        YEAR         INCOME     GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------------
(a)CONTROLLED AFFILIATES
   Nippon Investment LLC .........     18,938,000           --          --   18,938,000  $           --  $       --  $    8,428,081
                                                                                         -------------------------------------------

   NON-CONTROLLED AFFILIATES
   AboveNet Inc. .................        141,884      621,921          --      763,805      18,303,365          --              --
   AboveNet Inc., Contingent
     Distribution ................             --  106,869,000          --  106,869,000              --          --              --
   AboveNet Inc., wts., 9/08/08 ..             --       25,659          --       25,659         164,218          --              --
   AboveNet Inc., wts., 9/08/10 ..             --       30,186          --       30,186         120,744          --              --
   Alexander's Inc. ..............        326,675           --          --      326,675      70,235,125          --              --
   Anchor Resources LLC ..........             --      123,013          --      123,013              --          --              --
   Anchor Resources LLC, 12.00%,
     12/17/06 ....................             --       57,552          --       57,552          57,552          --              --
   Centennial Bank Holdings
     Inc. ........................             --    3,845,467          --    3,845,467      40,377,403          --              --
   City Investing Company
     Liquidating Trust ...........      4,373,476           --          --    4,373,476       8,440,809          --              --
   DecisionOne Corp. .............        457,492           --          --      457,492              --          --              --
   Decision One Corp., Term
     Loan ........................     13,862,298           --     (86,424)  13,775,874       3,443,969          --           7,733
   Elephant Capital Holdings
     Ltd. ........................         25,401          320          --       25,721      34,208,563          --              --
   Esmark Inc., Series A,
     10.00%, cvt. pfd ............             --       40,396          --       40,396      40,396,100          --              --
   Federal Signal Corp. ..........             --    2,899,000          --    2,899,000      51,196,340   1,025,540              --
   FHC Delaware Inc. .............        784,457           --          --      784,457       6,173,676          --              --
   Florida East Coast Industries
      Inc. .......................             --    4,423,071          --    4,423,071     189,506,477     442,307              --
   Florida East Coast Industries
     Inc., A .....................      2,472,271           --  (2,472,271)          --              --     226,563              --
   International Steel Group .....      6,143,191           --          --    6,143,191     236,709,436          --              --
   Kindred Healthcare Inc. .......      1,190,483    1,190,483          --    2,380,966      67,744,435          --              --
   Kindred Healthcare Inc., Jan.
     9.07 Calls, 1/01/13 .........             --          578          --          578          12,066          --              --
   Kindred Healthcare Inc., Jan.
     26.00 Calls, 1/01/12 ........            289          867          --        1,156           4,566          --              --
   Kindred Healthcare Inc., Jul.
     23.75 Calls, 7/11/11 ........          1,928        3,820          --        5,748          35,638          --              --
   Kindred Healthcare Inc., wts
     Series A, 4/20/06 ...........        211,977           --          --      211,977       6,299,109          --              --
   Kindred Healthcare Inc., wts
     Series B, 4/20/06 ...........        529,943           --          --      529,943      13,895,105          --              --
   Lancer Industries Inc., B .....              3           --          --            3       2,440,923          --              --
   MBOP Liquidating Trust ........        574,712           --          --      574,712           1,437          --              --
   Opti Canada ...................             --    9,695,676          --    9,695,676     157,074,236          --              --
   Southwest Royalties Inc., A ...        123,013           --    (123,013)          --              --          --       1,845,190


48 | Annual Report

MUTUAL SHARES FUND

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                        NUMBER OF
                                         SHARES/                              NUMBER OF
                                        CONTRACTS/                             SHARES/
                                         WARRANTS                            CONTRACTS/
                                         HELD AT                              WARRANTS      VALUE AT                    REALIZED
                                        BEGINNING      GROSS        GROSS    HELD AT END     END OF      INVESTMENT     CAPITAL
NAME OF ISSUER                           OF YEAR     ADDITIONS   REDUCTIONS    OF YEAR        YEAR         INCOME     GAIN/(LOSS)
------------------------------------------------------------------------------------------------------------------------------------
   NON-CONTROLLED AFFILIATES (CONTINUED)
   TVMAX Holdings Inc. ...........        128,831      256,772    (128,386)     257,217  $      257,217  $       --  $  (10,554,291)
   TVMAX Holdings Inc., PIK, 11.50%,
    2/01/05.......................             --      267,061      (2,574)     264,487         264,487      31,030              --
   TVMAX Holdings Inc., PIK, 14.00%,
    2/01/05.......................        594,256      801,294    (350,536)   1,045,014       1,045,014      89,879              --
   White Mountains Insurance Group
    Inc. .........................        472,190      271,958      (3,700)     740,448     478,329,408     472,190         589,919
   White Mountains Insurance Group
    Inc. (Restricted).............        265,658           --    (265,658)          --              --     265,658              --
                                                                                         -------------------------------------------
   TOTAL NON-CONTROLLED AFFILIATES...................................................    $1,426,737,418  $2,553,167  $   (8,111,449)
                                                                                         ===========================================
   TOTAL AFFILIATED SECURITIES (11.51% OF NET ASSETS)................................    $1,426,737,418  $2,553,167  $      316,632
                                                                                         ===========================================

(a) Issuer in which the Fund owns 25% or more of the outstanding voting securities.

12. OTHER CONSIDERATIONS

Franklin Mutual, as the Fund's Manager, may serve as a member on the board of directors of certain companies in which the Fund invests and/or may represent the Fund in certain corporate negotiations. At December 31, 2004, the Manager serves in one or more of these capacities for Kindred Healthcare, AboveNet Inc, and Esmark Inc. As a result of this involvement, the Manager may be in possession of certain material non-public information which, pursuant to the Fund's policies and the requirements of the federal securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.


                                                              Annual Report | 49

MUTUAL SHARES FUND

13. REGULATORY MATTERS

INVESTIGATIONS
As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS
Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.


50 | Annual Report

MUTUAL SHARES FUND

13. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.


                                                              Annual Report | 51

MUTUAL SHARES FUND

13. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)
On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS

The Fund, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


52 | Annual Report

MUTUAL SHARES FUND

13. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)
In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                              Annual Report | 53

MUTUAL SHARES FUND

REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF MUTUAL SHARES FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Mutual Shares Fund (one of the portfolios constituting the Franklin Mutual Series Fund Inc.) (the Fund), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Shares Fund of the Franklin Mutual Series Fund Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
February 7, 2005


54 | Annual Report

MUTUAL SHARES FUND

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designated $236,869,804 as a capital gain dividend for the fiscal year ended December 31, 2004.

Under Section 854(b)(2) of the Code, the Fund hereby designates up to a maximum of $159,353,843 as qualified dividends for purposes of the maximum rate under
Section 1(h)(11) of the Code for the fiscal year ended December 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates 29.20% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2004.


                                                              Annual Report | 55

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

----------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                                LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (63)    Director        Since 1987    7                        None
51 John F. Kennedy Parkway
Short Hills, NJ 07078
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, NYU Salomon Center, Stern
School of Business, New York University; editor and author of numerous financial publications; and financial consultant; and
FORMERLY, Vice Director, NYU Salomon Center, Stern School of Business, New York University; and Director, Stern School of
Business M.B.A. Program.
----------------------------------------------------------------------------------------------------------------------------
ANN TORRE GRANT (46)            Director        Since 1994    7                        Independent Director, SLM,
51 John F. Kennedy Parkway                                                             Corporation (Sallie Mae) and Allied
Short Hills, NJ 07078                                                                  Capital Corporation (financial
                                                                                       services).
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP
Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
----------------------------------------------------------------------------------------------------------------------------
BURTON J. GREENWALD (75)        Director        Since 2002    12                       Director, Fiduciary Emerging Markets
51 John F. Kennedy Parkway                                                             Bond Fund PLC and Fiduciary
Short Hills, NJ 07078                                                                  International Ireland Limited.
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates, management consultants to the financial services industry.
----------------------------------------------------------------------------------------------------------------------------
BRUCE A. MACPHERSON (74)        Director        Since 1974    7                        None
51 John F. Kennedy Parkway
Short Hills, NJ 07078
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and part owner
McKinstry Inc., Chicopee, MA (manufacturer of electrical enclosures).
----------------------------------------------------------------------------------------------------------------------------
FRED R. MILLSAPS (75)           Director        Since 1996    28                       None
51 John F. Kennedy Parkway
Short Hills, NJ 07078
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY,
Chairman and Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and
Light (1965-1969); and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
----------------------------------------------------------------------------------------------------------------------------


56 | Annual Report

----------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                                LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (74)          Director        Since 1998    12                       None
51 John F. Kennedy Parkway
Short Hills, NJ 07078
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
----------------------------------------------------------------------------------------------------------------------------
LEONARD RUBIN (79)              Director        Since 1996    12                       None
51 John F. Kennedy Parkway
Short Hills, NJ 07078
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of
the Board, Carolace Embroidery Co., Inc. (until 1996).
----------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (58)             Director        Since 1991    12                       Director, El Oro Mining and
51 John F. Kennedy Parkway                                                             Exploration Co., p.l.c.
Short Hills, NJ 07078
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
----------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

----------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                                LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (79)       Director        Since 1996    18                       None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------
**ANNE M. TATLOCK (65)          Director        Since 2002    7                        Director, Fortune Brands, Inc.
600 Fifth Avenue, 7th Floor                                                            (consumer products) and Merck &
New York, NY 10020-2302                                                                Co. Inc. (pharmaceuticals).
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the Chairman
and Director, Franklin Resources, Inc.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.
----------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 57

----------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                                LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
**DAVID J. WINTERS (42)         Director,       Director      7                        None
51 John F. Kennedy Parkway      President,      since 2001,
Short Hills, NJ 07078-2702      Chairman        President
                                of the          since 1999,
                                Board and       Chairman of
                                Chief           the Board
                                Executive       and Chief
                                Officer -       Executive
                                Investment      Officer -
                                Management      Investment
                                                Management
                                                since 2002
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual officer and/or director, as the case
Advisers, LLC; and may be, of three of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (52)             Chief           Since July    Not Applicable           Not Applicable
One Franklin Parkway            Compliance      2004
San Mateo, CA 94403-1906        Officer
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources,
Inc.; and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
----------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (57)           Senior          Since 2002    Not Applicable           Not Applicable
500 East Broward Blvd.          Vice
Suite 2100                      President
Fort Lauderdale,                and Chief
FL 33394-3091                   Executive
                                Officer -
                                Finance
                                and
                                Administration
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (57)               Vice President Since 2000       Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
----------------------------------------------------------------------------------------------------------------------------


58 | Annual Report

----------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                                LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)           Vice President  Since 2000    Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President,
Templeton Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory
Services, Inc., Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor
Services, LLC, Franklin Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC,
and Templeton/Franklin Investment Services, Inc., and officer of some of the other subsidiaries of Franklin Resources, Inc.
and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of
Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel
and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and
Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
----------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (67)          Vice            Since 2002    Not Applicable           Not Applicable
600 Fifth Avenue                President -
Rockefeller Center              AML Compliance
New York, NY 10048-0772
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company FTI Banque, Arch Chemicals, Inc. and
International; Director, Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 48 of the investment companies in Franklin Templeton Investments.
----------------------------------------------------------------------------------------------------------------------------
MICHAEL MORANTZ (35)            Treasurer       Since July    Not Applicable           Not Applicable
500 East Broward Blvd.                          2004
Suite 2100
Fort Lauderdale, FL 33394-3091
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of two of the investment companies in Franklin Templeton
Investments.
----------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (67)          Vice President  Since 2000    Not Applicable           Not Applicable
One Franklin Parkway            and Secretary
San Mateo, CA 94403-1906
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000);
and Director, Templeton Asset Management Ltd. (until 1999).
----------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 59

----------------------------------------------------------------------------------------------------------------------------
                                                              NUMBER OF PORTFOLIOS IN
                                                LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION        TIME SERVED   BY BOARD MEMBER*         OTHER DIRECTORSHIPS HELD
----------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)            Chief           Since May     Not Applicable           Not Applicable
500 East Broward Blvd.          Financial       2004
Suite 2100                      Officer and
Fort Lauderdale,                Chief
FL 33394-3091                   Accounting
                                Officer
----------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton
Services, LLC; and FORMERLY, Managing Director, RSM McGladrey, Inc.; and Partner, McGladrey & Pullen, LLP.
----------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered to be an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, Mutual Series' adviser.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE GRANT, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


60 | Annual Report

MUTUAL SHARES FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 61

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

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

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

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE
Franklin Balance Sheet
  Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government
  Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(5),(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(7)
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(9)
Colorado
Connecticut
Florida(9)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products
  Trust(10)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(7) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8)   Portfolio of insured municipal securities.

(9) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(10) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

11/04                                              Not part of the annual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)        One Franklin Parkway
       INVESTMENTS              San Mateo, CA 94403-1906

|_|   WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER
MUTUAL SHARES FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER

David J. Winters, CFA

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

474 A2004 02/05



MUTUAL FINANCIAL SERVICES FUND




                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                               DECEMBER 31, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  ANNUAL REPORT AND SHAREHOLDER LETTER                             SECTOR
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                       WANT TO RECEIVE
                                                       THIS DOCUMENT
                                                       FASTER VIA EMAIL?
                      MUTUAL
              FINANCIAL SERVICES FUND                  Eligible shareholders can
                                                       sign up for eDelivery at
                                                       franklintempleton.com.
                                                       See inside for details.
--------------------------------------------------------------------------------

                                   [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                  INVESTMENTS

                      Franklin o Templeton o MUTUAL SERIES

                              THANK YOU FOR YOUR CONTINUED PARTICIPATION

                              At Mutual Series, we are pleased so many investors share our long-term investment philosophy and have remained shareholders for many years. Your ongoing support plays a significant role in contributing to the funds' success.

SPECIALIZED EXPERTISE         Mutual Series is part of Franklin Templeton
                              Investments, which offers the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series. Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies. Franklin is a leader in tax-free fund management and an expert in U.S. equity and fixed income investing. Templeton pioneered international investing and, with offices in over 25 countries, offers the broadest global reach in the industry.

TRUE DIVERSIFICATION          Because these management groups work independently
                              and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities.
                              That's why the funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST     Franklin Templeton Investments seeks to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped the firm become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Not part of the annual report

                                    CONTENTS

SHAREHOLDER LETTER .........................................................   1

ANNUAL REPORT

Mutual Financial Services Fund .............................................   4

Performance Summary ........................................................   9

Your Fund's Expenses .......................................................  14

Financial Highlights and Statement of Investments ..........................  16

Financial Statements .......................................................  23

Notes to Financial Statements ..............................................  27

Report of Independent Registered Public Accounting Firm ....................  40

Tax Designation ............................................................  41

Board Members and Officers .................................................  42

Shareholder Information ....................................................  47

--------------------------------------------------------------------------------

ANNUAL REPORT

MUTUAL FINANCIAL SERVICES FUND

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities issued by companies in the financial services industry. The Fund normally will have at least 80% of its assets invested in securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisors, investment companies and insurance companies.

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Mutual Financial Services Fund's annual report covering the fiscal year ended December 31, 2004.

PERFORMANCE OVERVIEW

Mutual Financial Services Fund - Class Z posted a 15.62% cumulative total return for the 12 months ended December 31, 2004. The Fund outperformed its benchmarks, the Standard & Poor's 500 Composite Index (S&P 500) and S&P 500 Financials Index, which returned 10.87% and 10.89% for the same period.(1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

During the year ended December 31, 2004, the domestic economy expanded solidly and broadly across most industries, sectors and regions as gross domestic product (GDP) rose an estimated 4.4%.(2) However, surging energy and other commodity prices had a dampening effect. Although consumer confidence remained below pre-recession levels, consumer spending supported strong auto sales, increased durable goods consumption and a healthy housing

(1) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2)   Source: Bureau of Economic Analysis.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 20.


4 | Annual Report
market. Similarly, business spending rose substantially even as business confidence wavered. The labor market firmed as employers hired 2.2 million workers in 2004, and unemployment dropped from 5.7% to 5.4% during the year.(3)

The U.S. dollar weakened throughout 2004 and hit an all-time low against the euro and a multi-year low versus the yen. The widening trade and current account deficits and possibility for higher import prices contributed to inflationary pressures. The core inflation rate rose 2.2% in 2004, or 3.3% including volatile food and energy costs. Aiming to keep inflation tame, the Federal Reserve Board raised the federal funds target rate five times between June and December, from 1.00% to 2.25%, the highest level in more than three years.

Domestic equity markets rallied in early 2004 and then fluctuated; however, they were essentially flat through early November. After the elections concluded, the markets enjoyed another strong rally through year-end. The blue chip stocks of the Dow Jones Industrial Average gained 5.31% for the year under review, while the broader S&P 500 rose 10.87% and the technology-heavy NASDAQ Composite Index increased 9.15%.(4)

Outside the U.S., the global economic recovery continued in 2004, led by growth in China. The 12-nation euro zone lagged other regions in the current recovery. However, the European Central Bank projected euro zone growth may be between 1.6% and 2.0% in 2004, compared with only 0.5% in 2003. In Japan, the economy struggled to emerge from a decade-long deflationary period. Although the country's consumer and business confidence reached their highest levels since 1991, economic growth slowed in response to higher oil prices and reduced external demand. The U.S. dollar decline hurt Japanese and European exports to the U.S., as it made their goods more expensive in the world's biggest market.

For the 12-month period ended December 31, 2004, the Morgan Stanley Capital International (MSCI) World Index's total return was 15.25% in U.S. dollars.(5) In local currencies, the index had a notably lower total return of 11.83% for the same period.(5) During the period, most of the world's currencies strengthened in relation to the U.S. dollar, which benefited U.S.-based investors of non-U.S. equities.

(3)   Source: Bureau of Labor Statistics.

(4) Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. See footnote 1 for a description of the S&P 500. The NASDAQ Composite Index measures all domestic and international common stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes over 3,000 companies.

(5) Source: Standard & Poor's Micropal. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets.

PORTFOLIO BREAKDOWN

Based On Total Net Assets as of 12/31/04

   [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR GRAPH IN THE PRINTED MATERIAL.]

Insurance                                                                  23.7%
Commercial Banks                                                           19.3%
Real Estate                                                                18.4%
Government Agencies                                                        16.9%
Thrifts & Mortgage Finance                                                  9.7%
Capital Markets                                                             5.9%
Diversified Financial Services                                              3.9%
Commercial Services & Supplies                                              1.0%
Other Net Assets                                                            1.2%


                                                               Annual Report | 5

--------------------------------------------------------------------------------
WHAT IS RETURN ON EQUITY?

Return on equity is an amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. Return on equity tells common shareholders how effectually their money is being employed. Comparing percentages for current and prior periods also reveals trends, and comparison with industry composites reveals how well a company is holding its own against its competitors.
--------------------------------------------------------------------------------

INVESTMENT STRATEGY

We strive to provide investors with superior risk-adjusted returns over time through our distinctive, three-pronged investment style, which includes investments in undervalued common stocks, distressed debt and risk arbitrage. Rigorous fundamental analysis drives our investment process. We attempt to determine each investment's intrinsic value as well as the price at which we would be willing to commit shareholder funds. While valuation remains our key consideration, we utilize numerous fundamental factors such as return on equity, financial leverage and long-term earnings power. We also consider factors such as management quality and competitive position. As always, our approach to successful investing is as much about assessing risk and containing losses as it is about achieving profits.

MANAGER'S DISCUSSION

During the Fund's fiscal year, some of the biggest contributors to performance were Saxon Capital, White Mountains Insurance Group and Safety Insurance Group. The Fund's investment in Saxon Capital, a residential mortgage finance company, highlights the flexibility of our approach and our goal of finding attractive long-term investments. Our ability to participate in Saxon's early financing through a private placement in 2001 established our investment at a valuation substantially below our estimate of the firm's intrinsic value. Since that initial investment, Saxon has transitioned to public ownership, improved its competitive position, benefited from a positive residential mortgage finance market, and appreciated significantly in 2004 and more than doubled in value since our initial purchase.

The strong management team at White Mountains has created substantial shareholder value by consistently making prudent, return-driven capital allocation decisions. Highlighting management's disciplined underwriting strategy and attention to risk, the company reported solid underwriting results for 2004, despite a record level of industry-wide insurance claims from the dramatic 2004 hurricane season. The company's stock appreciated about 41% during the reporting period.

Safety Insurance Group, a Massachusetts auto and homeowners insurance company, was also a top performer for the Fund. Safety's shares increased more than 86% during 2004 and have increased about 150% since our initial investment in November 2002. The company benefited from insurance premium rate increases, as well as disciplined underwriting and expense management in the difficult and unique Massachusetts auto insurance market.


6 | Annual Report

In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. At Mutual Series, we typically seek to hedge (protect) against currency risk, which can reduce or eliminate the positive or negative effect on Fund performance of holding investments denominated in currencies other than the U.S. dollar. In 2004, we remained less than fully hedged in foreign currencies allowing shareholders to benefit from a declining U.S. dollar. However, one cannot expect the same result in future periods.

Some holdings detracted from performance, as not all of the Fund's investments lived up to our expectations. Our investment in Falcon Financial, a lender to the auto-dealer community, declined after the company announced disappointing loan origination levels in early 2004. We believed Falcon's business model remained attractive, and consistent with our strategy, we utilized the share price decline as an opportunity to increase the Fund's investment in Falcon shares.

Our investment in Integrated Alarm Services Group, which buys residential and commercial alarm contracts, underperformed as investors seemed to lose confidence in the company's sales and earnings targets. After reassessing the company's prospects following first quarter results, we added to the Fund's position at a reduced price, demonstrating our belief in the company's business model.

Sovereign Bancorp declined during 2004 after some investors were disappointed that the company continued to expand its northeast U.S. banking franchise through acquisitions rather than focusing on improving the company's core profitability. However, we believe Sovereign Bancorp's management has created one of the premier banking franchises in the northeast U.S., and may be a prime acquisition candidate.

TOP 10 HOLDINGS
12/31/04

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                              NET ASSETS
--------------------------------------------------------------------------------
White Mountains Insurance Group Inc.                                        3.8%
  INSURANCE, U.S.
--------------------------------------------------------------------------------
Allied Irish Banks PLC                                                      3.5%
  COMMERCIAL BANKS, IRISH REPUBLIC
--------------------------------------------------------------------------------
iStar Financial Inc., common & preferred                                    3.1%
  REAL ESTATE, U.S.
--------------------------------------------------------------------------------
Sovereign Bancorp Inc.                                                      3.1%
  THRIFTS & MORTGAGE FINANCE, U.S.
--------------------------------------------------------------------------------
Saxon Capital Inc.                                                          3.1%
  REAL ESTATE, U.S.
--------------------------------------------------------------------------------
Old Republic International Corp.                                            2.2%
  INSURANCE, U.S.
--------------------------------------------------------------------------------
Bank of Ireland                                                             2.2%
  COMMERCIAL BANKS, IRISH REPUBLIC
--------------------------------------------------------------------------------
Euronext                                                                    2.2%
  DIVERSIFIED FINANCIAL SERVICES,
  NETHERLANDS
--------------------------------------------------------------------------------
State National Bancshares Inc.                                              2.2%
  COMMERCIAL BANKS, U.S.
--------------------------------------------------------------------------------
First Community Bancorp                                                     2.1%
  COMMERCIAL BANKS, U.S.
--------------------------------------------------------------------------------


                                                               Annual Report | 7

Thank you for your continued participation in Mutual Financial Services Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]                 /s/ Todd J. Jonasz

                                Todd J. Jonasz
                                Portfolio Manager


[PHOTO OMITTED]                 /s/ Charles M. Lahr

                                Charles M. Lahr, CFA
                                Assistant Portfolio Manager

                                Mutual Financial Services Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

--------------------------------------------------------------------------------
CHARLES M. LAHR

Charles Lahr is an assistant portfolio manager for Mutual Beacon Fund and Mutual Financial Services Fund. He is also an analyst for Franklin Mutual Advisers, LLC (Mutual Series). Mr. Lahr specializes in the analysis of foreign equities and focuses on non-U.S. financial services companies.

Prior to joining Mutual Series in 2003, Mr. Lahr was an international equities research analyst for the State of Wisconsin Investment Board. He has 11 years of experience in the financial services industry.

Mr. Lahr received a bachelor's of business administration in finance and investments as well as an M.B.A. from the University of Iowa. He is also a CFA charterholder and a member of the New York Society of Security Analysts.
--------------------------------------------------------------------------------


8 | Annual Report

PERFORMANCE SUMMARY AS OF 12/31/04

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

---------------------------------------------------------------------------
CLASS Z                                        CHANGE   12/31/04   12/31/03
---------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.39   $  20.45   $  20.06
---------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
---------------------------------------------------------------------------
Dividend Income                    $ 0.3181
---------------------------------------------------------------------------
Short-Term Capital Gain            $ 0.6092
---------------------------------------------------------------------------
Long-Term Capital Gain             $ 1.7198
---------------------------------------------------------------------------
  Total                            $ 2.6471
---------------------------------------------------------------------------
CLASS A                                        CHANGE   12/31/04   12/31/03
---------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.39   $  20.47   $  20.08
---------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
---------------------------------------------------------------------------
Dividend Income                    $ 0.2462
---------------------------------------------------------------------------
Short-Term Capital Gain            $ 0.6092
---------------------------------------------------------------------------
Long-Term Capital Gain             $ 1.7198
---------------------------------------------------------------------------
  Total                            $ 2.5752
---------------------------------------------------------------------------
CLASS B                                        CHANGE   12/31/04   12/31/03
---------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.33   $  20.09   $  19.76
---------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
---------------------------------------------------------------------------
Dividend Income                    $ 0.1203
---------------------------------------------------------------------------
Short-Term Capital Gain            $ 0.6092
---------------------------------------------------------------------------
Long-Term Capital Gain             $ 1.7198
---------------------------------------------------------------------------
  Total                            $ 2.4493
---------------------------------------------------------------------------
CLASS C                                        CHANGE   12/31/04   12/31/03
---------------------------------------------------------------------------
Net Asset Value (NAV)                          +$0.37   $  20.39   $  20.02
---------------------------------------------------------------------------
DISTRIBUTIONS (1/1/04-12/31/04)
---------------------------------------------------------------------------
Dividend Income                    $ 0.1082
---------------------------------------------------------------------------
Short-Term Capital Gain            $ 0.6092
---------------------------------------------------------------------------
Long-Term Capital Gain             $ 1.7198
---------------------------------------------------------------------------
  Total                            $ 2.4372
---------------------------------------------------------------------------

Mutual Financial Services Fund paid distributions derived from long-term capital gains totaling $1.7198 per share in June and December 2004. The Fund designated such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


                                                               Annual Report | 9

PERFORMANCE(1)

CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------
CLASS Z                             1-YEAR     5-YEAR    INCEPTION (8/19/97)
----------------------------------------------------------------------------
Cumulative Total Return(2)            15.62%    123.13%         210.25%
----------------------------------------------------------------------------
Average Annual Total Return(3)        15.62%     17.41%          16.61%
----------------------------------------------------------------------------
Value of $10,000 Investment(4)     $ 11,562    $22,313         $31,025
----------------------------------------------------------------------------
CLASS A                              1-YEAR     5-YEAR   INCEPTION (8/19/97)
----------------------------------------------------------------------------
Cumulative Total Return(2)            15.17%    119.27%         202.89%
----------------------------------------------------------------------------
Average Annual Total Return(3)         8.53%     15.62%          15.30%
----------------------------------------------------------------------------
Value of $10,000 Investment(4)     $ 10,853    $20,663         $28,548
----------------------------------------------------------------------------
CLASS B                              1-YEAR     5-YEAR   INCEPTION (1/1/99)
----------------------------------------------------------------------------
Cumulative Total Return(2)            14.51%    112.32%         120.15%
----------------------------------------------------------------------------
Average Annual Total Return(3)        10.51%     16.03%          13.98%
----------------------------------------------------------------------------
Value of $10,000 Investment(4)     $ 11,051    $21,032         $21,915
----------------------------------------------------------------------------
CLASS C                              1-YEAR     5-YEAR   INCEPTION (8/19/97)
----------------------------------------------------------------------------
Cumulative Total Return(2)            14.46%    112.32%         188.89%
----------------------------------------------------------------------------
Average Annual Total Return(3)        13.46%     16.25%          15.49%
----------------------------------------------------------------------------
Value of $10,000 Investment(4)     $ 11,346    $21,232         $28,889
----------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


10 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.



 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual Financial Services Fund - Class Z, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 5 and the S&P 500 Financials Index 5 from 8/19/97-12/31/03.

CLASS Z (8/19/97-12/31/04)

                      MUTUAL FINANCIAL             S&P        S&P 500 FINANCIALS
       DATE           SERVICES  FUND              500(5)           INDEX(5)
    ----------       ------------------           ------      ------------------
    8/19/1997            $10,000                 $10,000            $10,000
    8/31/1997            $10,080                 $ 9,783            $ 9,711
    9/30/1997            $11,270                 $10,319            $10,495
   10/31/1997            $11,590                 $ 9,975            $10,277
   11/30/1997            $11,770                 $10,436            $10,683
   12/31/1997            $12,402                 $10,615            $11,219
    1/31/1998            $12,523                 $10,732            $10,899
    2/28/1998            $13,756                 $11,506            $11,924
    3/31/1998            $14,553                 $12,095            $12,604
    4/30/1998            $14,937                 $12,216            $12,812
    5/31/1998            $14,614                 $12,007            $12,504
    6/30/1998            $14,442                 $12,494            $13,028
    7/31/1998            $14,398                 $12,361            $13,030
    8/31/1998            $11,634                 $10,576            $10,025
    9/30/1998            $11,879                 $11,253            $10,227
   10/31/1998            $12,399                 $12,168            $11,467
   11/30/1998            $12,950                 $12,905            $12,249
   12/31/1998            $13,281                 $13,648            $12,501
    1/31/1999            $13,239                 $14,219            $12,766
    2/28/1999            $12,971                 $13,777            $12,937
    3/31/1999            $13,291                 $14,328            $13,432
    4/30/1999            $14,138                 $14,883            $14,342
    5/31/1999            $14,313                 $14,532            $13,546
    6/30/1999            $14,965                 $15,338            $14,106
    7/31/1999            $14,809                 $14,860            $13,230
    8/31/1999            $14,114                 $14,786            $12,622
    9/30/1999            $13,937                 $14,381            $11,966
   10/31/1999            $14,954                 $15,291            $13,963
   11/30/1999            $14,643                 $15,602            $13,278
   12/31/1999            $13,904                 $16,520            $13,016
    1/31/2000            $13,041                 $15,690            $12,604
    2/29/2000            $11,955                 $15,393            $11,239
    3/31/2000            $13,659                 $16,898            $13,325
    4/30/2000            $13,553                 $16,390            $12,905
    5/31/2000            $14,416                 $16,055            $13,771
    6/30/2000            $14,051                 $16,451            $12,936
    7/31/2000            $14,956                 $16,194            $14,273
    8/31/2000            $16,100                 $17,199            $15,643
    9/30/2000            $17,179                 $16,291            $16,015
   10/31/2000            $17,038                 $16,222            $15,945
   11/30/2000            $16,536                 $14,944            $15,005
   12/31/2000            $18,394                 $15,017            $16,360
    1/31/2001            $18,631                 $15,550            $16,315
    2/28/2001            $18,687                 $14,133            $15,244
    3/31/2001            $18,811                 $13,238            $14,784
    4/30/2001            $19,600                 $14,266            $15,335
    5/31/2001            $20,457                 $14,362            $15,953
    6/30/2001            $20,981                 $14,012            $15,947
    7/31/2001            $21,245                 $13,874            $15,689
    8/31/2001            $21,085                 $13,007            $14,733
    9/30/2001            $19,419                 $11,956            $13,863
   10/31/2001            $19,224                 $12,184            $13,606
   11/30/2001            $20,062                 $13,119            $14,577
   12/31/2001            $20,660                 $13,234            $14,896
    1/31/2002            $21,057                 $13,041            $14,663
    2/28/2002            $21,193                 $12,789            $14,450
    3/31/2002            $22,410                 $13,270            $15,411
    4/30/2002            $23,081                 $12,466            $15,000
    5/31/2002            $23,254                 $12,375            $14,975
    6/30/2002            $22,378                 $11,493            $14,264
    7/31/2002            $21,273                 $10,598            $13,133
    8/31/2002            $21,705                 $10,667            $13,401
    9/30/2002            $19,940                 $9,509             $11,834
   10/31/2002            $20,473                 $10,345            $12,905
   11/30/2002            $20,676                 $10,953            $13,435
   12/31/2002            $20,604                 $10,310            $12,715
    1/31/2003            $20,371                 $10,041            $12,503
    2/28/2003            $19,944                 $ 9,890            $12,113
    3/31/2003            $20,125                 $ 9,985            $12,065
    4/30/2003            $21,510                 $10,808            $13,543
    5/31/2003            $22,727                 $11,376            $14,259
    6/30/2003            $22,805                 $11,522            $14,295
    7/31/2003            $23,505                 $11,725            $14,951
    8/31/2003            $23,907                 $11,953            $14,800
    9/30/2003            $23,855                 $11,827            $14,899
   10/31/2003            $25,281                 $12,495            $15,925
   11/30/2003            $25,800                 $12,605            $15,881
   12/31/2003            $26,832                 $13,266            $16,661
    1/31/2004            $27,675                 $13,509            $17,192
    2/29/2004            $28,077                 $13,697            $17,647
    3/31/2004            $28,184                 $13,490            $17,473
    4/30/2004            $27,127                 $13,279            $16,667
    5/31/2004            $27,287                 $13,461            $16,974
    6/30/2004            $27,638                 $13,722            $17,058
    7/31/2004            $27,270                 $13,268            $16,708
    8/31/2004            $27,624                 $13,322            $17,270
    9/30/2004            $28,428                 $13,466            $17,122
   10/31/2004            $28,482                 $13,671            $17,209
   11/30/2004            $30,077                 $14,225            $17,718
   12/31/2004            $31,025                 $14,708            $18,476

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS Z                            12/31/04
--------------------------------------------
1-Year                                15.62%
--------------------------------------------
5-Year                                17.41%
--------------------------------------------
Since Inception (8/19/97)             16.61%
--------------------------------------------



 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual Financial Services Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 5 and the S&P 500 Financials Index5 from 8/19/97-12/31/03.

CLASS A (8/19/97-12/31/04)

                        MUTUAL FINANCIAL           S&P        S&P 500 FINANCIALS
      DATE              SERVICES  FUND            500(5)           INDEX(5)
   ----------          ------------------         ------      ------------------
    8/19/1997                $ 9,425             $10,000            $10,000
    8/31/1997                $ 9,500             $ 9,783            $ 9,711
    9/30/1997                $10,622             $10,319            $10,495
   10/31/1997                $10,924             $ 9,975            $10,277
   11/30/1997                $11,093             $10,436            $10,683
   12/31/1997                $11,681             $10,615            $11,219
    1/31/1998                $11,795             $10,732            $10,899
    2/28/1998                $12,955             $11,506            $11,924
    3/31/1998                $13,716             $12,095            $12,604
    4/30/1998                $14,068             $12,216            $12,812
    5/31/1998                $13,764             $12,007            $12,504
    6/30/1998                $13,593             $12,494            $13,028
    7/31/1998                $13,554             $12,361            $13,030
    8/31/1998                $10,953             $10,576            $10,025
    9/30/1998                $11,173             $11,253            $10,227
   10/31/1998                $11,653             $12,168            $11,467
   11/30/1998                $12,172             $12,905            $12,249
   12/31/1998                $12,476             $13,648            $12,501
    1/31/1999                $12,437             $14,219            $12,766
    2/28/1999                $12,185             $13,777            $12,937
    3/31/1999                $12,476             $14,328            $13,432
    4/30/1999                $13,271             $14,883            $14,342
    5/31/1999                $13,436             $14,532            $13,546
    6/30/1999                $14,035             $15,338            $14,106
    7/31/1999                $13,889             $14,860            $13,230
    8/31/1999                $13,236             $14,786            $12,622
    9/30/1999                $13,061             $14,381            $11,966
   10/31/1999                $14,005             $15,291            $13,963
   11/30/1999                $13,713             $15,602            $13,278
   12/31/1999                $13,019             $16,520            $13,016
    1/31/2000                $12,212             $15,690            $12,604
    2/29/2000                $11,186             $15,393            $11,239
    3/31/2000                $12,780             $16,898            $13,325
    4/30/2000                $12,681             $16,390            $12,905
    5/31/2000                $13,478             $16,055            $13,771
    6/30/2000                $13,135             $16,451            $12,936
    7/31/2000                $13,981             $16,194            $14,273
    8/31/2000                $15,040             $17,199            $15,643
    9/30/2000                $16,037             $16,291            $16,015
   10/31/2000                $15,905             $16,222            $15,945
   11/30/2000                $15,426             $14,944            $15,005
   12/31/2000                $17,172             $15,017            $16,360
    1/31/2001                $17,382             $15,550            $16,315
    2/28/2001                $17,424             $14,133            $15,244
    3/31/2001                $17,540             $13,238            $14,784
    4/30/2001                $18,264             $14,266            $15,335
    5/31/2001                $19,062             $14,362            $15,953
    6/30/2001                $19,535             $14,012            $15,947
    7/31/2001                $19,781             $13,874            $15,689
    8/31/2001                $19,621             $13,007            $14,733
    9/30/2001                $18,069             $11,956            $13,863
   10/31/2001                $17,888             $12,184            $13,606
   11/30/2001                $18,658             $13,119            $14,577
   12/31/2001                $19,206             $13,234            $14,896
    1/31/2002                $19,575             $13,041            $14,663
    2/28/2002                $19,702             $12,789            $14,450
    3/31/2002                $20,820             $13,270            $15,411
    4/30/2002                $21,431             $12,466            $15,000
    5/31/2002                $21,593             $12,375            $14,975
    6/30/2002                $20,774             $11,493            $14,264
    7/31/2002                $19,748             $10,598            $13,133
    8/31/2002                $20,137             $10,667            $13,401
    9/30/2002                $18,499             $ 9,509            $11,834
   10/31/2002                $18,982             $10,345            $12,905
   11/30/2002                $19,171             $10,953            $13,435
   12/31/2002                $19,097             $10,310            $12,715
    1/31/2003                $18,870             $10,041            $12,503
    2/28/2003                $18,475             $ 9,890            $12,113
    3/31/2003                $18,630             $ 9,985            $12,065
    4/30/2003                $19,911             $10,808            $13,543
    5/31/2003                $21,025             $11,376            $14,259
    6/30/2003                $21,104             $11,522            $14,295
    7/31/2003                $21,739             $11,725            $14,951
    8/31/2003                $22,111             $11,953            $14,800
    9/30/2003                $22,051             $11,827            $14,899
   10/31/2003                $23,358             $12,495            $15,925
   11/30/2003                $23,826             $12,605            $15,881
   12/31/2003                $24,787             $13,266            $16,661
    1/31/2004                $25,552             $13,509            $17,192
    2/29/2004                $25,910             $13,697            $17,647
    3/31/2004                $26,009             $13,490            $17,473
    4/30/2004                $25,022             $13,279            $16,667
    5/31/2004                $25,157             $13,461            $16,974
    6/30/2004                $25,472             $13,722            $17,058
    7/31/2004                $25,133             $13,268            $16,708
    8/31/2004                $25,447             $13,322            $17,270
    9/30/2004                $26,188             $13,466            $17,122
   10/31/2004                $26,226             $13,671            $17,209
   11/30/2004                $27,684             $14,225            $17,718
   12/31/2004                $28,548             $14,708            $18,476

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS A                            12/31/04
--------------------------------------------
1-Year                                 8.53%
--------------------------------------------
5-Year                                15.62%
--------------------------------------------
Since Inception (8/19/97)             15.30%
--------------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS B                            12/31/04
--------------------------------------------
1-Year                                10.51%
--------------------------------------------
5-Year                                16.03%
--------------------------------------------
Since Inception (1/1/99)              13.98%
--------------------------------------------


 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual Financial Services Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 5 and the S&P 500 Financials Index5 from 1/1/99-12/31/03.

CLASS B (1/1/99-12/31/04)

                      MUTUAL FINANCIAL            S&P        S&P 500 FINANCIALS
      DATE            SERVICES  FUND             500(5)           INDEX(5)
   ----------        ------------------          ------      ------------------
    1/1/1999               $10,000               $10,000            $10,000
    1/31/1999              $ 9,961               $10,418            $10,212
    2/28/1999              $ 9,759               $10,094            $10,349
    3/31/1999              $ 9,984               $10,498            $10,745
    4/30/1999              $10,614               $10,905            $11,473
    5/31/1999              $10,738               $10,647            $10,836
    6/30/1999              $11,215               $11,238            $11,285
    7/31/1999              $11,090               $10,887            $10,583
    8/31/1999              $10,559               $10,834            $10,097
    9/30/1999              $10,419               $10,537            $ 9,573
   10/31/1999              $11,168               $11,203            $11,170
   11/30/1999              $10,926               $11,431            $10,622
   12/31/1999              $10,369               $12,104            $10,412
    1/31/2000              $ 9,722               $11,496            $10,082
    2/29/2000              $ 8,901               $11,279            $ 8,991
    3/31/2000              $10,161               $12,381            $10,659
    4/30/2000              $10,073               $12,009            $10,324
    5/31/2000              $10,711               $11,763            $11,016
    6/30/2000              $10,424               $12,053            $10,348
    7/31/2000              $11,092               $11,865            $11,417
    8/31/2000              $11,924               $12,601            $12,514
    9/30/2000              $12,714               $11,936            $12,811
   10/31/2000              $12,600               $11,886            $12,755
   11/30/2000              $12,217               $10,949            $12,003
   12/31/2000              $13,583               $11,003            $13,088
    1/31/2001              $13,751               $11,393            $13,052
    2/28/2001              $13,776               $10,355            $12,194
    3/31/2001              $13,851               $ 9,699            $11,827
    4/30/2001              $14,421               $10,453            $12,267
    5/31/2001              $15,041               $10,523            $12,762
    6/30/2001              $15,414               $10,267            $12,757
    7/31/2001              $15,593               $10,166            $12,550
    8/31/2001              $15,457               $ 9,530            $11,786
    9/30/2001              $14,228               $ 8,760            $11,090
   10/31/2001              $14,074               $ 8,927            $10,884
   11/30/2001              $14,672               $ 9,612            $11,661
   12/31/2001              $15,099               $ 9,696            $11,916
    1/31/2002              $15,384               $ 9,555            $11,730
    2/28/2002              $15,466               $ 9,371            $11,560
    3/31/2002              $16,346               $ 9,723            $12,328
    4/30/2002              $16,814               $ 9,134            $11,999
    5/31/2002              $16,924               $ 9,067            $11,979
    6/30/2002              $16,277               $ 8,421            $11,410
    7/31/2002              $15,461               $ 7,765            $10,506
    8/31/2002              $15,761               $ 7,816            $10,720
    9/30/2002              $14,467               $ 6,967            $ 9,467
   10/31/2002              $14,833               $ 7,580            $10,323
   11/30/2002              $14,974               $ 8,025            $10,748
   12/31/2002              $14,917               $ 7,554            $10,172
    1/31/2003              $14,727               $ 7,357            $10,002
    2/28/2003              $14,414               $ 7,246            $ 9,689
    3/31/2003              $14,528               $ 7,316            $ 9,652
    4/30/2003              $15,524               $ 7,919            $10,834
    5/31/2003              $16,377               $ 8,335            $11,407
    6/30/2003              $16,423               $ 8,442            $11,435
    7/31/2003              $16,916               $ 8,591            $11,960
    8/31/2003              $17,192               $ 8,758            $11,839
    9/30/2003              $17,135               $ 8,665            $11,918
   10/31/2003              $18,151               $ 9,155            $12,739
   11/30/2003              $18,502               $ 9,236            $12,704
   12/31/2003              $19,225               $ 9,720            $13,328
    1/31/2004              $19,819               $ 9,898            $13,753
    2/29/2004              $20,082               $10,036            $14,117
    3/31/2004              $20,150               $ 9,884            $13,978
    4/30/2004              $19,381               $ 9,729            $13,333
    5/31/2004              $19,478               $ 9,863            $13,578
    6/30/2004              $19,707               $10,054            $13,645
    7/31/2004              $19,430               $ 9,722            $13,366
    8/31/2004              $19,667               $ 9,761            $13,815
    9/30/2004              $20,222               $ 9,866            $13,697
   10/31/2004              $20,242               $10,017            $13,767
   11/30/2004              $21,362               $10,422            $14,174
   12/31/2004              $21,915               $10,777            $14,780

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------
CLASS C                            12/31/04
--------------------------------------------
1-Year                                13.46%
--------------------------------------------
5-Year                                16.25%
--------------------------------------------
Since Inception (8/19/97)             15.49%
--------------------------------------------


 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

This graph compares the performance of Mutual Financial Services Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 5 and the S&P 500 Financials Index 5 from 8/19/97-12/31/03.

CLASS C (8/19/97-12/31/04)


                        MUTUAL FINANCIAL           S&P        S&P 500 FINANCIALS
      DATE              SERVICES  FUND            500(5)           INDEX(5)
   ----------          ------------------         ------      ------------------
    8/19/1997                $10,000              $10,000            $10,000
    8/31/1997                $10,080              $ 9,783            $ 9,711
    9/30/1997                $11,270              $10,319            $10,495
   10/31/1997                $11,570              $ 9,975            $10,277
   11/30/1997                $11,750              $10,436            $10,683
   12/31/1997                $12,367              $10,615            $11,219
    1/31/1998                $12,488              $10,732            $10,899
    2/28/1998                $13,697              $11,506            $11,924
    3/31/1998                $14,484              $12,095            $12,604
    4/30/1998                $14,856              $12,216            $12,812
    5/31/1998                $14,524              $12,007            $12,504
    6/30/1998                $14,342              $12,494            $13,028
    7/31/1998                $14,283              $12,361            $13,030
    8/31/1998                $11,538              $10,576            $10,025
    9/30/1998                $11,772              $11,253            $10,227
   10/31/1998                $12,270              $12,168            $11,467
   11/30/1998                $12,809              $12,905            $12,249
   12/31/1998                $13,124              $13,648            $12,501
    1/31/1999                $13,073              $14,219            $12,766
    2/28/1999                $12,807              $13,777            $12,937
    3/31/1999                $13,104              $14,328            $13,432
    4/30/1999                $13,921              $14,883            $14,342
    5/31/1999                $14,095              $14,532            $13,546
    6/30/1999                $14,723              $15,338            $14,106
    7/31/1999                $14,549              $14,860            $13,230
    8/31/1999                $13,863              $14,786            $12,622
    9/30/1999                $13,668              $14,381            $11,966
   10/31/1999                $14,662              $15,291            $13,963
   11/30/1999                $14,344              $15,602            $13,278
   12/31/1999                $13,606              $16,520            $13,016
    1/31/2000                $12,751              $15,690            $12,604
    2/29/2000                $11,677              $15,393            $11,239
    3/31/2000                $13,335              $16,898            $13,325
    4/30/2000                $13,220              $16,390            $12,905
    5/31/2000                $14,054              $16,055            $13,771
    6/30/2000                $13,685              $16,451            $12,936
    7/31/2000                $14,558              $16,194            $14,273
    8/31/2000                $15,654              $17,199            $15,643
    9/30/2000                $16,686              $16,291            $16,015
   10/31/2000                $16,537              $16,222            $15,945
   11/30/2000                $16,037              $14,944            $15,005
   12/31/2000                $17,835              $15,017            $16,360
    1/31/2001                $18,043              $15,550            $16,315
    2/28/2001                $18,086              $14,133            $15,244
    3/31/2001                $18,185              $13,238            $14,784
    4/30/2001                $18,928              $14,266            $15,335
    5/31/2001                $19,747              $14,362            $15,953
    6/30/2001                $20,227              $14,012            $15,947
    7/31/2001                $20,472              $13,874            $15,689
    8/31/2001                $20,294              $13,007            $14,733
    9/30/2001                $18,681              $11,956            $13,863
   10/31/2001                $18,480              $12,184            $13,606
   11/30/2001                $19,270              $13,119            $14,577
   12/31/2001                $19,824              $13,234            $14,896
    1/31/2002                $20,193              $13,041            $14,663
    2/28/2002                $20,300              $12,789            $14,450
    3/31/2002                $21,457              $13,270            $15,411
    4/30/2002                $22,077              $12,466            $15,000
    5/31/2002                $22,220              $12,375            $14,975
    6/30/2002                $21,376              $11,493            $14,264
    7/31/2002                $20,304              $10,598            $13,133
    8/31/2002                $20,694              $10,667            $13,401
    9/30/2002                $19,000              $ 9,509            $11,834
   10/31/2002                $19,475              $10,345            $12,905
   11/30/2002                $19,658              $10,953            $13,435
   12/31/2002                $19,585              $10,310            $12,715
    1/31/2003                $19,339              $10,041            $12,503
    2/28/2003                $18,921              $ 9,890            $12,113
    3/31/2003                $19,080              $ 9,985            $12,065
    4/30/2003                $20,372              $10,808            $13,543
    5/31/2003                $21,504              $11,376            $14,259
    6/30/2003                $21,562              $11,522            $14,295
    7/31/2003                $22,202              $11,725            $14,951
    8/31/2003                $22,572              $11,953            $14,800
    9/30/2003                $22,498              $11,827            $14,899
   10/31/2003                $23,828              $12,495            $15,925
   11/30/2003                $24,296              $12,605            $15,881
   12/31/2003                $25,240              $13,266            $16,661
    1/31/2004                $26,022              $13,509            $17,192
    2/29/2004                $26,362              $13,697            $17,647
    3/31/2004                $26,451              $13,490            $17,473
    4/30/2004                $25,429              $13,279            $16,667
    5/31/2004                $25,555              $13,461            $16,974
    6/30/2004                $25,862              $13,722            $17,058
    7/31/2004                $25,503              $13,268            $16,708
    8/31/2004                $25,811              $13,322            $17,270
    9/30/2004                $26,542              $13,466            $17,122
   10/31/2004                $26,568              $13,671            $17,209
   11/30/2004                $28,031              $14,225            $17,718
   12/31/2004                $28,889              $14,708            $18,476


12 | Annual Report

ENDNOTES

INVESTING IN A SINGLE-SECTOR FUND INVOLVES SPECIAL RISKS, INCLUDING GREATER SENSITIVITY TO ECONOMIC, POLITICAL OR REGULATORY DEVELOPMENTS AFFECTING THE SECTOR. FOREIGN SECURITIES RISKS INCLUDE EXPOSURE TO CURRENCY VOLATILITY AND POLITICAL, ECONOMIC AND REGULATORY UNCERTAINTY. SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND MAY ALSO INVEST IN COMPANIES ENGAGED IN MERGERS, REORGANIZATIONS OR LIQUIDATIONS, AS WELL AS LOWER-RATED "JUNK BONDS," WHICH ENTAIL HIGHER CREDIT RISK. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS Z: Shares are available to certain eligible investors as described in the prospectus.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B:  These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge.

(4) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge.

(5) Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The S&P 500 Financials Index is market value weighted and includes all the financial stocks in the S&P 500.


                                                              Annual Report | 13

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

----------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT    ENDING ACCOUNT      EXPENSES PAID DURING
CLASS Z                                      VALUE 6/30/04      VALUE 12/31/04    PERIOD* 6/30/04-12/31/04
----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,122.60                $ 5.87
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,019.61                $ 5.58
----------------------------------------------------------------------------------------------------------
CLASS A
----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,120.80                $ 7.62
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,017.95                $ 7.25
----------------------------------------------------------------------------------------------------------
CLASS B
----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,117.10                $11.12
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,014.63                $10.58
----------------------------------------------------------------------------------------------------------
CLASS C
----------------------------------------------------------------------------------------------------------
Actual                                          $1,000            $1,117.00                $11.12
----------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000            $1,014.63                $10.58
----------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (Z:
      1.10%; A: 1.43%; B: 2.09%; and C: 2.09%), multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.


                                                              Annual Report | 15

MUTUAL FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

                                                    ---------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
CLASS Z                                                2004            2003            2002            2001            2000
                                                    ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $     20.06     $     15.92     $     16.64     $     16.33     $     13.05
                                                    ---------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .......................           .34             .23             .25             .24             .23

 Net realized and unrealized gains (losses) .....          2.70            4.58            (.26)           1.71            3.87
                                                    ---------------------------------------------------------------------------
Total from investment operations ................          3.04            4.81            (.01)           1.95            4.10
                                                    ---------------------------------------------------------------------------
Less distributions from:

 Net investment income .........................           (.32)           (.24)           (.28)           (.23)           (.24)

 Net realized gains .............................         (2.33)           (.43)           (.43)          (1.41)           (.58)
                                                    ---------------------------------------------------------------------------
Total distributions .............................         (2.65)           (.67)           (.71)          (1.64)           (.82)
                                                    ---------------------------------------------------------------------------
Redemption fees .................................            --(d)           --              --              --              --
                                                    ---------------------------------------------------------------------------
Net asset value, end of year ....................   $     20.45     $     20.06     $     15.92     $     16.64     $     16.33
                                                    ===========================================================================

Total return(b) .................................         15.62%          30.23%           (.27)%         12.31%          32.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $   166,175     $   151,918     $   104,658     $    96,936     $    80,051

Ratios to average net assets:*

 Expenses(c) ....................................          1.10%           1.13%           1.09%           1.10%           1.24%

 Net investment income ..........................          1.65%           1.28%           1.47%           1.43%           1.65%

Portfolio turnover rate .........................         38.40%          25.78%          40.17%          83.41%          53.65%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .......................................          1.09%           1.11%           1.09%           1.09%           1.23%

(a)   Based on average daily shares outstanding.

(b)   Total return is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


16 | See notes to financial statements. | Annual Report

MUTUAL FINANCIAL SERVICES FUND

                                                    ---------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
CLASS A                                                2004            2003            2002            2001            2000
                                                    ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $     20.08     $     15.95     $     16.66     $     16.35     $     13.07
                                                    ---------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .......................           .27             .16             .19             .19             .18

 Net realized and unrealized gains (losses) .....          2.70            4.58            (.25)           1.71            3.87
                                                    ---------------------------------------------------------------------------
Total from investment operations ................          2.97            4.74            (.06)           1.90            4.05
                                                    ---------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................          (.25)           (.18)           (.22)           (.18)           (.19)

 Net realized gains .............................         (2.33)           (.43)           (.43)          (1.41)           (.58)
                                                    ---------------------------------------------------------------------------
Total distributions .............................         (2.58)           (.61)           (.65)          (1.59)           (.77)
                                                    ---------------------------------------------------------------------------
Redemption fees .................................            --(d)           --              --              --              --
                                                    ---------------------------------------------------------------------------
Net asset value, end of year ....................   $     20.47     $     20.08     $     15.95     $     16.66     $     16.35
                                                    ===========================================================================

Total return(b) .................................         15.17%          29.79%           (.57)%         11.85%          31.90%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $   296,778     $   264,411     $   180,299     $   167,903     $   131,331

Ratios to average net assets:(*)

 Expenses(c) ....................................          1.44%           1.48%           1.44%           1.45%           1.59%

 Net investment income ..........................          1.31%            .93%           1.12%           1.08%           1.30%

Portfolio turnover rate .........................         38.40%          25.78%          40.17%          83.41%          53.65%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .......................................          1.43%           1.46%           1.44%           1.44%           1.58%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial statements. | 17

MUTUAL FINANCIAL SERVICES FUND

                                                    ---------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
CLASS B                                                2004            2003            2002            2001            2000
                                                    ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $     19.76     $     15.73     $     16.47     $     16.21     $     13.00
                                                    ---------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .......................           .14             .05             .09             .07             .09

 Net realized and unrealized gains (losses) .....          2.64            4.49            (.26)           1.70            3.83
                                                    ---------------------------------------------------------------------------
Total from investment operations ................          2.78            4.54            (.17)           1.77            3.92
                                                    ---------------------------------------------------------------------------
Less distributions from:

 Net investment income ..........................          (.12)           (.08)           (.14)           (.10)           (.13)

 Net realized gains .............................         (2.33)           (.43)           (.43)          (1.41)           (.58)
                                                    ---------------------------------------------------------------------------
Total distributions .............................         (2.45)           (.51)           (.57)          (1.51)           (.71)
                                                    ---------------------------------------------------------------------------
Redemption fees .................................            --(d)           --              --              --              --
                                                    ---------------------------------------------------------------------------
Net asset value, end of year ....................   $     20.09     $     19.76     $     15.73     $     16.47     $     16.21
                                                    ===========================================================================

Total return(b) .................................         14.51%          28.88%          (1.21)%         11.16%          31.00%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $    42,614     $    34,219     $    20,776     $    11,212     $     4,429

Ratios to average net assets:*

 Expenses(c) ....................................          2.10%           2.12%           2.09%           2.10%           2.24%

 Net investment income ..........................           .65%            .29%            .47%            .42%            .62%

Portfolio turnover rate .........................         38.40%          25.78%          40.17%          83.41%          53.65%

*Ratios to average net assets, excluding dividend expense on securities sold short:

 Expenses .......................................          2.09%           2.10%           2.09%           2.09%           2.23%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


18 | See notes to financial statements. | Annual Report

MUTUAL FINANCIAL SERVICES FUND

                                                    ---------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
CLASS C                                                2004            2003            2002            2001            2000
                                                    ---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ..............   $     20.02     $     15.92     $     16.63     $     16.32     $     13.05
                                                    ---------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a) .......................           .13             .05             .08             .07             .09

 Net realized and unrealized gains (losses) .....          2.68            4.55            (.25)           1.71            3.86
                                                    ---------------------------------------------------------------------------
Total from investment operations ................          2.81            4.60            (.17)           1.78            3.95
                                                    ---------------------------------------------------------------------------
Less distributions from:
 Net investment income ..........................          (.11)           (.07)           (.11)           (.06)           (.10)
 Net realized gains .............................         (2.33)           (.43)           (.43)          (1.41)           (.58)
                                                    ---------------------------------------------------------------------------
Total distributions .............................         (2.44)           (.50)           (.54)          (1.47)           (.68)
                                                    ---------------------------------------------------------------------------
Redemption fees .................................            --(d)           --              --              --              --
                                                    ---------------------------------------------------------------------------
Net asset value, end of year ....................   $     20.39     $     20.02     $     15.92     $     16.63     $     16.32
                                                    ===========================================================================

Total return(b) .................................         14.46%          28.87%          (1.20)%         11.15%          31.08%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) .................   $   155,698     $   141,233     $   105,451     $   106,248     $    94,851

Ratios to average net assets:*

 Expenses(c) ....................................          2.10%           2.13%           2.07%           2.09%           2.23%

 Net investment income ..........................           .65%            .28%            .49%            .43%            .67%

Portfolio turnover rate .........................         38.40%          25.78%          40.17%          83.41%          53.65%

*Ratios to average net assets, excluding dividend
 expense on securities sold short:
 Expenses .......................................          2.09%           2.11%           2.07%           2.08%           2.22%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c) Includes dividend expense on securities sold short which varies from period to period. See below for expense ratios that reflect only operating expenses.

(d)   Amount is less than $0.001 per share.


                         Annual Report | See notes to financial statements. | 19

MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004

----------------------------------------------------------------------------------------------------------------------------------
                                                                                      COUNTRY      SHARES/WARRANTS      VALUE
----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS 80.7%
            CAPITAL MARKETS 5.9%
        (a) A.B. Watley Group Inc. .............................................   United States          128,365   $       21,822
            Aareal Bank AG .....................................................      Germany              42,000        1,384,954
        (a) DT Beteiligungs AG .................................................      Germany             484,099        6,897,681
            Irish Life & Permanent PLC .........................................   Irish Republic         438,900        8,117,851
        (a) KKR Financial Corp., 144A ..........................................   United States          764,800        7,992,160
        (b) Leucadia National Corp. ............................................   United States           87,450        5,772,225
            MCG Capital Corp. ..................................................   United States          505,900        8,666,067
                                                                                                                    --------------
                                                                                                                        38,852,760
                                                                                                                    --------------
            COMMERCIAL BANKS 19.3%
            Allied Irish Banks PLC .............................................   Irish Republic       1,106,400       22,941,150
            Bank of Ireland ....................................................   Irish Republic         895,572       14,788,021
            BNP Paribas SA .....................................................       France             177,600       12,845,465
    (a),(b) Centennial Bank Holdings Inc.                                          United States          946,861        9,942,041
        (a) Cerberus NCB Acquisition LP Ltd., wts., 8/29/13 ....................       Japan            1,856,774          928,387
            City National Corp. ................................................   United States           90,253        6,376,374
            Danske Bank ........................................................      Denmark             431,100       13,191,362
    (a),(b) Elephant Capital Holdings Ltd.                                             Japan                2,090        2,779,673
            First Community Bancorp ............................................   United States          327,160       13,969,732
            Kansai Urban Banking Corp. .........................................       Japan               62,496          115,937
        (a) Nippon Investment LLC ..............................................       Japan              797,000               --
            PNC Financial Services Group .......................................   United States           88,400        5,077,696
            Prosperity Bancshares Inc. .........................................   United States          152,837        4,464,369
(a),(b),(c) State National Bancshares Inc.                                         United States          507,936       14,222,208
        (a) Texas Capital Bancshares Inc. ......................................   United States          282,000        6,096,840
                                                                                                                    --------------
                                                                                                                       127,739,255
                                                                                                                    --------------
            COMMERCIAL SERVICES & SUPPLIES 1.0%
        (d) Comdisco, Contingent Distribution ..................................   United States        4,645,036               --
        (a) Comdisco Holding Co., Inc. .........................................   United States                6              134
    (a),(c) Integrated Alarm Services                                              United States        1,277,700        6,989,019
                                                                                                                    --------------
                                                                                                                         6,989,153
                                                                                                                    --------------
            CONSUMER FINANCE
        (a) Union Acceptance Corp., A ..........................................   United States        1,198,600          179,790
                                                                                                                    --------------
            DIVERSIFIED FINANCIAL SERVICES 3.9%
            Deutsche Bourse AG .................................................      Germany             185,436       11,142,466
            Euronext ...........................................................    Netherlands           472,200       14,398,217
                                                                                                                    --------------
                                                                                                                        25,540,683
                                                                                                                    --------------
            INSURANCE 23.7%
        (a) Berkshire Hathaway Inc., A .........................................   United States              113        9,932,700
        (a) Berkshire Hathaway Inc., B .........................................   United States              134          393,424
            Catlin Group .......................................................   United Kingdom       1,437,200        9,041,466
        (a) Conseco Inc. .......................................................   United States          567,475       11,321,126
            Hartford Financial Services Group Inc. .............................   United States          171,400       11,879,734
    (a),(b) Imagine Group Holdings Ltd.                                               Bermuda             551,589        5,649,115
            IPC Holdings Ltd. ..................................................      Bermuda             162,800        7,083,428
        (a) Meadowbrook Insurance Group Inc. ...................................   United States          317,500        1,584,325
            Montpelier Re Holdings Ltd. ........................................      Bermuda             180,275        6,931,574


20 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                                                      COUNTRY      SHARES/WARRANTS      VALUE
----------------------------------------------------------------------------------------------------------------------------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONT.)
            INSURANCE (CONT.)
            Nationwide Financial Services Inc., A ..............................   United States          171,400   $    6,552,622
    (a),(b) Occum Acquisition Corp.                                                United States          117,300       11,730,000
            Old Republic International Corp. ...................................   United States          586,300       14,833,390
    (a),(b) Olympus Re Holdings Ltd.                                                  Bermuda               7,480        1,280,426
            Prudential Financial Inc. ..........................................   United States          130,200        7,155,792
            Safety Insurance Group Inc. ........................................   United States          387,100       12,058,165
            St. Paul Travelers Cos. Inc. .......................................   United States          150,936        5,595,198
        (a) United National Group Ltd. .........................................   United States          476,540        8,873,175
            White Mountains Insurance Group Inc. ...............................   United States           38,548       24,902,008
                                                                                                                    --------------
                                                                                                                       156,797,668
                                                                                                                    --------------
            REAL ESTATE 17.2%
            Aames Investment Corp. .............................................   United States          750,000        8,025,000
            Bimini Mortgage Management Inc. ....................................   United States          599,667        9,630,652
            Bimini Mortgage Management Inc., A .................................   United States          242,400        3,892,944
            Capital Lease Funding Inc. .........................................   United States          406,900        5,086,250
        (c) Falcon Financial Investment Trust ..................................   United States        1,086,100        7,602,700
            Homebanc Corp. .....................................................   United States          956,293        9,256,916
            iStar Financial Inc. ...............................................   United States          278,100       12,586,806
        (a) JER Investors Trust, 144A ..........................................   United States          298,400        4,505,840
            Medical Properties Trust ...........................................   United States          676,500        6,934,125
            Mortgageit Holdings Inc. ...........................................   United States          531,200        9,535,040
            New Century Financial Corp. ........................................   United States          125,000        7,988,750
            New York Mortgage Trust Inc. .......................................   United States          744,440        8,337,728
            Saxon Capital Inc. .................................................   United States          844,100       20,249,959
                                                                                                                    --------------
                                                                                                                       113,632,710
                                                                                                                    --------------
            THRIFTS & MORTGAGE FINANCE 9.7%
            Astoria Financial Corp. ............................................   United States           68,700        2,745,939
            Bank Mutual Corp. ..................................................   United States          889,200       10,821,564
            Brookline Bancorp Inc. .............................................   United States           13,900          226,848
            Commercial Cap Bancorp Inc. ........................................   United States            1,673           38,776
            Fieldstone Investment Corp. ........................................   United States          509,700        8,792,325
            First Niagara Financial Group Inc. .................................   United States          148,653        2,073,709
        (a) Franklin Bank Corp., A, 144A .......................................   United States          300,000        5,475,000
        (a) Franklin Bank Corp., Houston .......................................   United States           10,100          184,325
            Golden West Financial Corp. ........................................   United States           66,800        4,102,856
            Hudson City Bancorp Inc. ...........................................   United States          236,798        8,718,902
            Sovereign Bancorp Inc. .............................................   United States          898,800       20,267,940
        (a) Sterling Financial Corp. ...........................................   United States           11,050          433,804
                                                                                                                    --------------
                                                                                                                        63,881,988
                                                                                                                    --------------
            TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS (COST $382,482,575)..                                       533,614,007
                                                                                                                    --------------


                                                              Annual Report | 21

MUTUAL FINANCIAL SERVICES FUND

----------------------------------------------------------------------------------------------------------------------------------
                                                                                      COUNTRY          SHARES           VALUE
----------------------------------------------------------------------------------------------------------------------------------
            PREFERRED STOCKS (COST $7,448,950) 1.2%
            REAL ESTATE 1.2%
            iStar Financial Inc., 7.80%, pfd. ..................................   United States          297,958   $    7,818,418
                                                                                                                    --------------

                                                                                                 -------------------
                                                                                                 PRINCIPAL AMOUNT(f)
                                                                                                 -------------------
            GOVERNMENT AGENCIES 16.9%
        (e) Federal Home Loan Bank, 1.163% - 2.743%, 1/03/05 - 11/16/05 ........   United States    $ 109,050,000      108,657,508
            U.S. Treasury Bill, 2.527%, 6/30/05 ................................   United States        3,000,000        2,963,382
                                                                                                                    --------------
            TOTAL GOVERNMENT AGENCIES (COST $111,657,930) ......................                                       111,620,890
                                                                                                                    --------------
            TOTAL INVESTMENTS (COST $501,589,455) 98.8% ........................                                       653,053,315
            NET UNREALIZED LOSS ON FORWARD EXCHANGE CONTRACTS (.6)% ............                                        (3,996,404)
            OTHER ASSETS, LESS LIABILITIES 1.8% ................................                                        12,207,556
                                                                                                                    --------------
            NET ASSETS 100.0% ..................................................                                    $  661,264,467
                                                                                                                    ==============

(a)   Non-income producing.

(b)   See Note 9 regarding restricted securities.

(c)   See Note 10 regarding holdings of 5% voting securities.

(d) Contingent Distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(e) See Note 1(g) regarding securities segregated with broker for securities sold short.

(f)   The principal amount is stated in U.S. dollars unless otherwise indicated.


22 | See notes to financial statements. | Annual Report

MUTUAL FINANCIAL SERVICES FUND

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2004

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ..................................................   $   475,445,738
  Cost - Non-controlled affiliated issuers (Note 10) ...........................        26,143,717
                                                                                   ---------------
  Total cost of investments ....................................................       501,589,455
                                                                                   ===============
  Value - Unaffiliated issuers (includes securities segregated
   with broker for securities sold short in the amount of $3,957,364) ..........       624,239,388
  Value - Non-controlled affiliated issuers (Note 10) ..........................        28,813,927
                                                                                   ---------------
  Total value of investments ...................................................       653,053,315
 Cash ..........................................................................         5,373,667
 Foreign currency, at value (cost $927,424) ....................................           947,338
 Receivables:
  Investment securities sold ...................................................         2,419,050
  Capital shares sold ..........................................................         1,036,231
  Dividends and interest .......................................................         2,324,795
 Unrealized gain on forward exchange contracts (Note 8) ........................            44,165
 Due from broker - synthetic equity swaps (Note 7) .............................           112,559
 Cash on deposit with brokers for securities sold short ........................         1,754,268
                                                                                   ---------------
      Total assets .............................................................       667,065,388
                                                                                   ---------------
Liabilities:
 Payables:
  Investment securities purchased ..............................................            93,124
  Capital shares redeemed ......................................................           700,628
  Affiliates ...................................................................           862,894
 Unrealized loss on forward exchange contracts (Note 8) ........................         4,040,569
 Other liabilities .............................................................           103,706
                                                                                   ---------------
      Total liabilities ........................................................         5,800,921
                                                                                   ---------------
       Net assets, at value ....................................................   $   661,264,467
                                                                                   ===============
Net assets consist of:
 Undistributed net investment income ...........................................   $     1,266,786
 Net unrealized appreciation (depreciation) ....................................       147,445,335
 Accumulated net realized gain (loss) ..........................................        17,771,202
 Capital shares ................................................................       494,781,144
                                                                                   ---------------
       Net assets, at value ....................................................   $   661,264,467
                                                                                   ===============


                         Annual Report | See notes to financial statements. | 23

MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2004

CLASS Z:
Net assets, at value ...........................................................   $   166,174,709
                                                                                   ===============
Shares outstanding .............................................................         8,127,073
                                                                                   ===============
Net asset value and maximum offering price per share(a) ........................   $         20.45
                                                                                   ===============
CLASS A:
Net assets, at value ...........................................................   $   296,777,628
                                                                                   ===============
Shares outstanding .............................................................        14,497,166
                                                                                   ===============
Net asset value per share(a) ...................................................   $         20.47
                                                                                   ===============
Maximum offering price per share (net asset value per share / 94.25%) ..........   $         21.72
                                                                                   ===============
CLASS B:
Net assets, at value ...........................................................   $    42,614,184
                                                                                   ===============
Shares outstanding .............................................................         2,121,351
                                                                                   ===============
Net asset value and maximum offering price per share(a) ........................   $         20.09
                                                                                   ===============
CLASS C:
Net assets, at value ...........................................................   $   155,697,946
                                                                                   ===============
Shares outstanding .............................................................         7,634,814
                                                                                   ===============
Net asset value and maximum offering price per share(a) ........................   $         20.39
                                                                                   ===============

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


24 | See notes to financial statements. | Annual Report

MUTUAL FINANCIAL SERVICES FUND

STATEMENT OF OPERATIONS
for the year ended December 31, 2004

Investment income:
 Dividends (net of foreign taxes of $196,536)
  Unaffiliated issuers .........................................................   $    15,428,465
  Non-controlled affiliated issuers (Note 10) ..................................           108,610
 Interest ......................................................................         1,328,392
                                                                                   ---------------
      Total investment income ..................................................        16,865,467
                                                                                   ---------------
Expenses:
 Management fees (Note 3) ......................................................         4,909,585
 Administrative fees (Note 3) ..................................................           474,041
 Distribution fees (Note 3)
  Class A ......................................................................           939,322
  Class B ......................................................................           381,343
  Class C ......................................................................         1,461,893
 Transfer agent fees (Note 3) ..................................................         1,038,800
 Custodian fees (Note 4) .......................................................            27,401
 Reports to shareholders .......................................................            64,400
 Registration and filing fees ..................................................            81,700
 Professional fees .............................................................            78,400
 Directors' fees and expenses ..................................................            17,700
 Dividends on securities sold short ............................................            52,566
 Other .........................................................................            24,769
                                                                                   ---------------
      Total expenses ...........................................................         9,551,920
      Expense reductions (Note 4) ..............................................            (3,600)
                                                                                   ---------------
        Net expenses ...........................................................         9,548,320
                                                                                   ---------------
           Net investment income ...............................................         7,317,147
                                                                                   ---------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
  Investments:
   Unaffiliated issuers ........................................................        76,007,872
   Non-controlled affiliated issuers (Note 10) .................................         3,687,864
  Written options (Note 6) .....................................................             2,677
  Foreign currency transactions ................................................        (4,307,480)
  Securities sold short ........................................................          (237,652)
                                                                                   ---------------
        Net realized gain (loss) ...............................................        75,153,281
 Net change in unrealized appreciation (depreciation) on:
  Investments ..................................................................         4,865,490
  Translation of assets and liabilities denominated in foreign currencies ......          (721,573)
                                                                                   ---------------
        Net change in unrealized appreciation (depreciation) ...................         4,143,917
                                                                                   ---------------
Net realized and unrealized gain (loss) ........................................        79,297,198
                                                                                   ---------------
Net increase (decrease) in net assets resulting from operations ................   $    86,614,345
                                                                                   ===============


                          Annual Report | See notes to fiancial statements. | 25

MUTUAL FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended December 31, 2004 and 2003

                                                                                   ----------------------------------
                                                                                        2004               2003
                                                                                   ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................................................   $     7,317,147    $     3,971,447
  Net realized gain (loss) from investments, written options, foreign
   currency transactions, and securities sold short ............................        75,153,281         23,885,829
  Net change in unrealized appreciation (depreciation) on investments and
   translation of assets and liabilities denominated in foreign currencies .....         4,143,917        103,309,303
                                                                                   ----------------------------------
  Net increase (decrease) in net assets resulting from operations ..............        86,614,345        131,166,579
 Distributions to shareholders from:
  Net investment income:
   Class Z .....................................................................        (2,336,535)        (1,738,495)
   Class A .....................................................................        (3,220,768)        (2,265,228)
   Class B .....................................................................          (231,903)          (133,901)
   Class C .....................................................................          (755,016)          (454,311)
  Net realized gains:
   Class Z .....................................................................       (17,118,618)        (3,178,326)
   Class A .....................................................................       (30,433,763)        (5,516,492)
   Class B .....................................................................        (4,488,054)          (722,331)
   Class C .....................................................................       (16,255,643)        (2,956,429)
                                                                                   ----------------------------------
 Total distributions to shareholders ...........................................       (74,840,300)       (16,965,513)
 Capital share transactions (Note 2):
  Class Z ......................................................................        10,924,104         17,712,321
  Class A ......................................................................        27,243,812         33,006,442
  Class B ......................................................................         7,845,879          7,339,662
  Class C ......................................................................        11,696,402          8,335,815
                                                                                   ----------------------------------
 Total capital share transactions ..............................................        57,710,197         66,394,240
 Redemption fees ...............................................................               102                 --
                                                                                   ----------------------------------
     Net increase (decrease) in net assets .....................................        69,484,344        180,595,306
Net assets:
 Beginning of year .............................................................       591,780,123        411,184,817
                                                                                   ----------------------------------
 End of year ...................................................................   $   661,264,467    $   591,780,123
                                                                                   ==================================
Undistributed net investment income/Distributions in excess of net investment income included in net assets:
 End of year ...................................................................   $     1,266,786    $      (568,646)
                                                                                   ==================================


26 | See notes to financial Statements. | Annual Report

MUTUAL FINANCIAL SERVICES FUND

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, non-diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), consisting of 6 separate series. The Company is an open-end investment company registered under the Investment Company Act of 1940. The financial statements of the remaining funds in the series are presented separately. The Fund seeks long-term capital appreciation by investing approximately 80% of its assets in securities issued by companies in the financial services industry. The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System, are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

U.S. Government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Directors.


                                                              Annual Report | 27

MUTUAL FINANCIAL SERVICES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Directors.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollars equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. SECURITIES PURCHASED ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS

The Fund may purchase securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

D. FOREIGN CURRENCY CONTRACTS

The Fund may enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates. A forward exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. These contracts are valued daily by the Fund and any equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.


28 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS (CONTINUED)

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

E. SYNTHETIC EQUITY SWAPS

The Fund may engage in synthetic equity swaps.~ Synthetic equity swaps are contracts entered into between a broker and the Fund under which the parties agree to make payments to each other so as to replicate the economic consequences that would apply had a purchase or sale of the underlying security taken place. Upon entering into synthetic equity swaps, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount ("initial margin"). Subsequent payments known as "variation margin," are made or received by the Fund periodically, depending on fluctuations in the value of the underlying security. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The risks of entering into synthetic equity swaps include unfavorable price movements in the underlying securities or the inability of the counterparties to fulfill their obligations under the contract.

F. OPTION CONTRACTS

The Fund may purchase or write options. Options are contracts entitling the holder to purchase or sell a specified number of shares or units of a particular security at a specified price. Options purchased are recorded as investments; options written (sold) are recorded as liabilities. Upon closing of an option, other than by exercise, which results in a cash settlement, the difference between the premium (original option value) and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. When an option expires, the premium is realized as a gain for options written or as a loss for options purchased. The risks include the possibility there may be an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract. Writing options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

G. SECURITIES SOLD SHORT

The Fund is engaged in selling securities short, which obligates the Fund to replace a borrowed security with the same security at current market value. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size.


                                                              Annual Report | 29

MUTUAL FINANCIAL SERVICES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITIES SOLD SHORT (CONTINUED)

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short. The Fund is obligated to pay the counterparty any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense to the Fund.

H. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund's policy is to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income, dividends declared on securities sold short, and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Common expenses incurred by the Series Fund are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


30 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

K. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of Fund shares held five trading days or less may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified by the Fund against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B and Class C. Effective March 1, 2005, Class B shares will no longer be offered except to existing Class B Shareholders through reinvested distributions or exchanges into other Franklin Templeton fund's Class B shares, as permitted by the applicable fund prospectus. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2004, there were 500 million shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million, and 100 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                              ----------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                                                        2004                       2003
                                              ----------------------------------------------------
                                                SHARES        AMOUNT       SHARES        AMOUNT
                                              ----------------------------------------------------
CLASS Z SHARES:
  Shares sold .............................    1,042,865   $ 21,517,260   1,693,414   $ 29,027,937
  Shares issued in reinvestment of
   distributions ..........................      901,595     18,142,825     231,979      4,549,166
  Shares redeemed .........................   (1,391,673)   (28,735,981)   (924,342)   (15,864,782)
                                              ----------------------------------------------------
  Net increase (decrease) .................      552,787   $ 10,924,104   1,001,051   $ 17,712,321
                                              ====================================================


                                                              Annual Report | 31

MUTUAL FINANCIAL SERVICES FUND

2. CAPITAL STOCK (CONTINUED)

                                          --------------------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                                     2004                         2003
                                          --------------------------------------------------------
                                            SHARES         AMOUNT        SHARES          AMOUNT
                                          --------------------------------------------------------
CLASS A SHARES:
 Shares sold .........................     3,254,965    $ 67,432,442     4,956,672    $ 86,814,316
 Shares issued in reinvestment of
  distributions ......................     1,537,944      30,987,850       366,907       7,205,438
 Shares redeemed .....................    (3,462,850)    (71,176,480)   (3,460,727)    (61,013,312)
                                          --------------------------------------------------------
 Net increase (decrease) .............     1,330,059    $ 27,243,812     1,862,852    $ 33,006,442
                                          ========================================================
CLASS B SHARES:
 Shares sold .........................       450,980    $  9,175,970       613,375    $ 10,682,088
 Shares issued in reinvestment of
  distributions ......................       216,541       4,282,882        40,714         787,759
 Shares redeemed .....................      (277,807)     (5,612,973)     (243,494)     (4,130,185)
                                          --------------------------------------------------------
 Net increase (decrease) .............       389,714    $  7,845,879       410,595    $  7,339,662
                                          ========================================================
CLASS C SHARES:
 Shares sold .........................     1,125,859    $ 23,236,590     1,711,334    $ 30,364,131
 Shares issued in reinvestment of
  distributions ......................       758,726      15,229,572       155,752       3,053,003
 Shares redeemed .....................    (1,304,431)    (26,769,760)   (1,437,646)    (25,081,319)
                                          --------------------------------------------------------
 Net increase (decrease) .............       580,154    $ 11,696,402       429,440    $  8,335,815
                                          ========================================================

3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Series Fund are also officers and/or directors of the following entities:

-----------------------------------------------------------------------------------------
ENTITY                                                             AFFILIATION
-----------------------------------------------------------------------------------------
Franklin Mutual Advisers, LLC (Franklin Mutual)                    Investment manager
Franklin Templeton Services, LLC (FT Services)                     Administrative manager
Franklin/Templeton Distributors, Inc. (Distributors)               Principal underwriter
Franklin/Templeton Investor Services, LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

Effective July 1, 2004, the Fund pays an investment management fee to Franklin Mutual based on the average daily net assets of the Fund as follows:

-------------------------------------------------------------------------------
ANNUALIZED FEE RATE         NET ASSETS
-------------------------------------------------------------------------------
      0.800%                First $1 billion
      0.770%                Over $1 billion, up to and including $2 billion
      0.750%                Over $2 billion, up to and including $5 billion
      0.730%                Over $5 billion

Prior to July 1, 2004, the Fund paid fees of 0.80%, per year of the average daily net assets of the Fund.


32 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays its allocated share of an administrative fee to FT Services based on the Fund's aggregated average daily net assets as follows:

-------------------------------------------------------------------------------
ANNUALIZED FEE RATE         NET ASSETS
-------------------------------------------------------------------------------
      0.150%                First $200 million
      0.135%                Over $200 million, up to and including $700 million
      0.100%                Over $700 million, up to and including $1.2 billion
      0.075%                Over $1.2 billion

C. DISTRIBUTION FEES

The Fund reimburses Distributors up to 0.35%, 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C, respectively, for costs incurred in marketing the Fund's shares under a Rule 12b-1 plan. Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Net sales charges received .................................    $ 141,953
Contingent deferred sales charges retained .................    $  89,709

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $1,038,800, of which $708,882 was paid to Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2004, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.


                                                              Annual Report | 33

MUTUAL FINANCIAL SERVICES FUND

5. INCOME TAXES (CONTINUED)

Net realized gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond discounts and premiums.

At December 31, 2004, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ...........................................   $ 501,919,791
                                                                  =============
Unrealized appreciation .......................................   $ 162,123,788
Unrealized depreciation .......................................     (10,990,264)
                                                                  -------------
Net unrealized appreciation (depreciation) ....................   $ 151,133,524
                                                                  =============

Undistributed ordinary income .................................   $   4,125,183
Undistributed long term capital gains .........................      12,406,633
                                                                  -------------
Distributable earnings ........................................   $  16,531,816
                                                                  =============

The tax character of distributions paid during the years ended December 31, 2004 and 2003, was as follows:

                                                      -------------------------
                                                         2004          2003
                                                      -------------------------
Distributions paid from:
 Ordinary income ...................................  $24,417,864   $ 4,591,935
 Long term capital gain ............................   50,422,436    12,373,578
                                                      -------------------------
                                                      $74,840,300   $16,965,513
                                                      =========================

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities and securities sold short) for the year ended December 31, 2004 aggregated $206,322,305 and $275,899,367, respectively.

Transactions in options written during the year ended December 31, 2004 were as follows:

                                                     -------------------------
                                                       NUMBER OF     PREMIUMS
                                                       CONTRACTS     RECEIVED
                                                     -------------------------
Options outstanding at
 December 31, 2003 ......................                     --   $        --
Options written .........................                  9,496         6,790
Options expired .........................                 (4,748)       (2,677)
Options exercised .......................                 (4,748)       (4,113)
Options closed ..........................                     --            --
                                                     =========================
Options outstanding at
 December 31, 2004 ......................                     --   $        --
                                                     =========================


34 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

7. SYNTHETIC EQUITY SWAPS

As of December 31, 2004, the Fund had the following synthetic equity swaps outstanding:

-------------------------------------------------------------------------------
                                             NUMBER OF               UNREALIZED
CONTRACTS TO BUY                             CONTRACTS     VALUE     GAIN (LOSS)
-------------------------------------------------------------------------------
Aareal Bank AG (23.43 - 25.89 EUR) .......     209,553   $6,910,028  $  (47,974)
                                                                     ----------

8. FORWARD EXCHANGE CONTRACTS

At December 31, 2004, the Fund has outstanding forward exchange contracts as set out below. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contracts.

-----------------------------------------------------------------------------------------------
                                                       IN        SETTLEMENT         UNREALIZED
CONTRACTS TO SELL                                 EXCHANGE FOR      DATE            GAIN (LOSS)
-----------------------------------------------------------------------------------------------
3,555,206   British Pounds ...............   U.S. $  6,807,985       6/8/05    U.S. $    44,165
                                                  ------------                      -----------

-----------------------------------------------------------------------------------------------
                                                       IN        SETTLEMENT         UNREALIZED
CONTRACTS TO SELL                                 EXCHANGE FOR      DATE            GAIN (LOSS)
-----------------------------------------------------------------------------------------------
  6,685,242  Euro ........................   U.S. $  8,256,273      2/23/05    U.S. $  (820,103)
61,204,892   Danish Krona ................          10,012,705      3/17/05          (1,159,897)
  4,549,593  Euro ........................           5,743,074      4/25/05            (440,160)
  2,400,000  Euro ........................           2,983,464      5/23/05            (280,177)
  3,500,000  Euro ........................           4,662,140      6/13/05             (99,376)
  3,000,000  Euro ........................           3,788,400      7/25/05            (296,674)
  6,500,000  Euro ........................           7,917,000      9/13/05            (944,182)
                                                  ------------                      -----------
                                             U.S. $ 43,363,056                       (4,040,569)
                                                  ============                      -----------
  Unrealized loss on forward exchange contracts ...........................          (4,040,569)
                                                                                    -----------
            Net unrealized loss on forward exchange contracts .............    U.S. $(3,996,404)
                                                                                    ===========


                                                              Annual Report | 35

MUTUAL FINANCIAL SERVICES FUND

9. RESTRICTED SECURITIES

At December 31, 2004, investments in securities included issues that are restricted and illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Directors as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At December 31, 2004, the Fund held investments in restricted and illiquid securities that were valued under approved methods by the Directors, as follows:

-----------------------------------------------------------------------------------------------------------
                                                                 ACQUISITION
SHARES/WARRANTS    ISSUER                                            DATE          COST           VALUE
-----------------------------------------------------------------------------------------------------------
   946,861         Centennial Bank Holdings Inc ..............       7/14/04    $ 9,468,610    $  9,942,041
     2,090         Elephant Capital Holdings Ltd .............       8/29/03      2,090,642       2,779,673
   551,589         Imagine Group Holdings Ltd ................       8/31/04      5,649,099       5,649,115
    87,450         Leucadia National Corp ....................      12/20/02      3,082,613       5,772,225
   117,300         Occum Acquisition Corp ....................       7/27/04     11,730,000      11,730,000
     7,480         Olympus Re Holdings Ltd ...................      12/19/01        748,000       1,280,426
   507,936         State National Bancshares Inc..............       6/08/98      7,333,326      14,222,208
                                                                                               ------------
TOTAL RESTRICTED SECURITIES (7.77% OF NET ASSETS) .........................................    $ 51,375,688
                                                                                               ============

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund at December 31, 2004 were as shown below.

-----------------------------------------------------------------------------------------------------------------------------------
                                    NUMBER OF                                   NUMBER OF                                 REALIZED
                                 SHARES HELD AT       GROSS       GROSS      SHARES HELD AT   VALUE AT      INVESTMENT    CAPITAL
 NAME OF ISSUER                BEGINNING OF YEAR   ADDITIONS   REDUCTIONS     END OF YEAR    END OF YEAR     INCOME     GAINS (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Falcon Financial Investment
  Trust ......................           894,000     192,100            --        1,086,100  $ 7,602,700    $  108,610  $        --
Integrated Alarm Services ....           799,800     477,900            --        1,277,700    6,989,019            --           --
Meadowbrook Insurance
  Group Inc. .................         1,954,000          --    (1,636,500)         317,500           --(a)         --    3,887,864
Oxford Finance Corp. .........           500,000          --      (500,000)              --           --            --     (200,000)
State National Bancshares
  Inc. .......................           507,936          --          --            507,936   14,222,208            --           --
                                                                                             --------------------------------------
TOTAL NON-CONTROLLED AFFILIATES (4.36% OF NET ASSETS) .....................................  $28,813,927    $  108,610  $ 3,687,864
                                                                                             ======================================

(a)   As of December 31, 2004, no longer an affiliate.


36 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

11. REGULATORY MATTERS

INVESTIGATIONS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of 1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.


                                                              Annual Report | 37

MUTUAL FINANCIAL SERVICES FUND

11. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay $2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Com- pany Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.


38 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

11. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS

The Fund, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                              Annual Report | 39

MUTUAL FINANCIAL SERVICES FUND

REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF FRANKLIN MUTUAL SERIES FUND INC.
AND SHAREHOLDERS OF MUTUAL FINANCIAL SERVICES FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Mutual Financial Services Fund (one of the portfolios constituting the Franklin Mutual Series Fund Inc.) (the Fund), as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Financial Services Fund of the Franklin Mutual Series Fund Inc. as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
February 7, 2005


40 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designated $52,958,630 as a capital gain dividend for the fiscal year ended December 31, 2004.

Under Section 854(b)(2) of the Code, the Fund hereby designates up to a maximum of $7,816,776 as qualified dividends for purposes of the maximum rate under
Section 1(h)(11) of the Code for the fiscal year ended December 31, 2004. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854(b)(2) of the Code, the Fund hereby designates 17.01% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2004.


                                                              Annual Report | 41

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
EDWARD I. ALTMAN, PH.D. (63)     Director          Since 1987    7                         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Max L. Heine Professor of Finance and Director of The Credit and Debt Markets Research Program, NYU Salomon Center, Stern School of
Business, New York University; editor and author of numerous financial publications; and financial consultant; and FORMERLY, Vice
Director, NYU Salomon Center, Stern School of Business, New York University; and Director, Stern School of Business M.B.A. Program.
------------------------------------------------------------------------------------------------------------------------------------

ANN TORRE GRANT (46)             Director          Since 1994    7                         Independent Director, SLM,
51 John F. Kennedy Parkway                                                                 Corporation (Sallie Mae) and Allied
Short Hills, NJ 07078                                                                      Capital Corporation (financial services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).
------------------------------------------------------------------------------------------------------------------------------------

BURTON J. GREENWALD (75)         Director          Since 2002    12                        Director, Fiduciary Emerging Markets
51 John F. Kennedy Parkway                                                                 Bond Fund PLC and Fiduciary
Short Hills, NJ 07078                                                                      International Ireland Limited.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Managing Director, B.J. Greenwald Associates, management consultants to the financial services industry.
------------------------------------------------------------------------------------------------------------------------------------

BRUCE A. MACPHERSON (74)         Director          Since 1974    7                         None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Retired, former Chairman, A.A. MacPherson, Inc., Canton, MA (representative for electrical manufacturers); and part owner McKinstry
Inc., Chicopee, MA (manufacturer of electrical enclosures).
------------------------------------------------------------------------------------------------------------------------------------

FRED R. MILLSAPS (75)            Director          Since 1996    28                        None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various business and nonprofit organizations; manager of personal investments (1978-present); and FORMERLY, Chairman and
Chief Executive Officer, Landmark Banking Corporation (1969-1978); Financial Vice President, Florida Power and Light (1965-1969);
and Vice President, Federal Reserve Bank of Atlanta (1958-1965).
------------------------------------------------------------------------------------------------------------------------------------


42 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CHARLES RUBENS II (74)           Director          Since 1998    12                        None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Private investor.
------------------------------------------------------------------------------------------------------------------------------------

LEONARD RUBIN (79)               Director          Since 1996    12                        None
51 John F. Kennedy Parkway
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Partner in LDR Equities, LLC (manages personal investments); and FORMERLY, President, F.N.C. Textiles, Inc.; and Chairman of the
Board, Carolace Embroidery Co., Inc. (until 1996).
------------------------------------------------------------------------------------------------------------------------------------

ROBERT E. WADE (58)              Director          Since 1991    12                        Director, El Oro Mining and
51 John F. Kennedy Parkway                                                                 Exploration Co., p.l.c.
Short Hills, NJ 07078

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**WILLIAM J. LIPPMAN (79)        Director          Since 1996    18                        None
One Parker Plaza, 9th Floor
Fort Lee, NJ 07024

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Private Client Group, Inc.; President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of seven of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

**ANNE M. TATLOCK (65)           Director          Since 2002    7                         Director, Fortune Brands, Inc.
600 Fifth Avenue, 7th Floor                                                                (consumer products) and Merck &
New York, NY 10020-2302                                                                    Co. Inc. (pharmaceuticals).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman and Chief Executive Officer, Fiduciary Trust Company International; Vice Chairman, Member - Office of the Chairman and
Director, Franklin Resources, Inc.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 43

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**DAVID J. WINTERS (42)          Director,         Director      7                         None
51 John F. Kennedy Parkway       President,        since 2001,
Short Hills, NJ 07078-2702       Chairman of       President
                                 the Board and     since 1999,
                                 Chief             Chairman of
                                 Executive         the Board
                                 Officer -         and Chief
                                 Investment        Executive
                                 Management        Officer
                                                   Investment
                                                   Management
                                                   since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Chief Investment Officer, and Chief Executive Officer, Franklin Mutual Advisers, LLC; and officer and/or director, as the case may be, of three of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

JAMES M. DAVIS (52)              Chief             Since July    Not Applicable            Not Applicable
One Franklin Parkway             Compliance        2004
San Mateo, CA 94403-1906         Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Director, Global Compliance, Franklin Resources, Inc.;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------

JIMMY D. GAMBILL (57)            Senior Vice       Since 2002    Not Applicable            Not Applicable
500 East Broward Blvd.           President and
Suite 2100                       Chief
Fort Lauderdale, FL 33394-3091   Executive
                                 Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

DAVID P. GOSS (57)               Vice President    Since 2000    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Associate General Counsel, Franklin Resources, Inc.; officer and director of one of the subsidiaries of Franklin Resources,
Inc.; officer of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
------------------------------------------------------------------------------------------------------------------------------------


44 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (57)            Vice President    Since 2000    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, Inc.,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc., and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to The Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL O. MAGDOL (67)           Vice President    Since 2002    Not Applicable            Not Applicable
600 Fifth Avenue                 - AML
Rockefeller Center               Compliance
New York, NY 10020-2302

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; Director, FTI Banque, Arch Chemicals, Inc.
and Lingnan Foundation; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources,
Inc. and of 48 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MICHAEL MORANTZ (35)             Treasurer         Since July    Not Applicable            Not Applicable
500 East Broward Blvd.                             2004
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President, Franklin Templeton Services, LLC; and officer of two of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------

MURRAY L. SIMPSON (67)           Vice President    Since 2000    Not Applicable            Not Applicable
One Franklin Parkway             and Secretary
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director,
Templeton Asset Management Ltd. (until 1999).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 45

------------------------------------------------------------------------------------------------------------------------------------
                                                                 NUMBER OF PORTFOLIOS IN
                                                   LENGTH OF     FUND COMPLEX OVERSEEN
NAME, AGE AND ADDRESS            POSITION          TIME SERVED   BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (53)             Chief             Since May     Not Applicable            Not Applicable
500 East Broward Blvd.           Financial         2004
Suite 2100                       Officer and
Fort Lauderdale, FL 33394-3091   Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Officer of 51 of the investment companies in Franklin Templeton Investments; Senior Vice President, Franklin Templeton Services,
LLC; and FORMERLY, Managing Director, Rsm Mcgladrey, Inc.; and Partner, Mcgladrey & Pullen, Llp.
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** William J. Lippman is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of some of the subsidiaries of Franklin Resources, Inc. (Resources), which is the parent company of Mutual Series' adviser and distributor. Anne M. Tatlock is considered to be an interested person of Mutual Series under the federal securities laws due to her position as an officer and director of Resources. David J. Winters is considered to be an interested person of Mutual Series under the federal securities laws due to his position as an officer of Franklin Mutual Advisers, LLC, Mutual Series' adviser.

THE FUND'S BOARD OF DIRECTORS HAS DETERMINED THAT CERTAIN OF THE MEMBERS OF THE AUDIT COMMITTEE, INCLUDING ANN TORRE GRANT, ARE AUDIT COMMITTEE FINANCIAL EXPERTS, AND "INDEPENDENT," UNDER THOSE PROVISIONS OF THE SARBANES-OXLEY ACT OF 2002, AND THE RULES AND FORM AMENDMENTS ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION, RELATING TO AUDIT COMMITTEE FINANCIAL EXPERTS.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


46 | Annual Report

MUTUAL FINANCIAL SERVICES FUND

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 47

                      This page intentionally left blank.

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global
Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(5)(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(7)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(9)
Colorado
Connecticut
Florida(9)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(8)
Michigan(8)
Minnesota(8)
Missouri
New Jersey
New York(9)
North Carolina
Ohio(8)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products
  Trust (10)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(7) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8)   Portfolio of insured municipal securities.

(9) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(10) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


11/04                                              Not part of the annual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)         One Franklin Parkway
      INVESTMENTS                San Mateo, CA 94403-1906


o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

MUTUAL FINANCIAL SERVICES FUND

CHAIRMAN OF THE BOARD, PRESIDENT
AND CHIEF INVESTMENT OFFICER

David J. Winters, CFA

INVESTMENT MANAGER

Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

479 A2004 02/05



ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Ann Torre Grant, and she is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $340,000 for the fiscal year ended December 31, 2004 and $307,000 for the fiscal year ended December 31, 2003.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $50,000 for the fiscal year ended December 31, 2004 and $250 for the fiscal year ended December 31, 2003. The services for which these fees were paid included tax compliance and advise.

(d) All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

     (i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant  described in paragraphs
(b)-(d) of Item 4 were pre-approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $50,000 for the fiscal year ended December 31, 2004 and $250 for the fiscal year ended December 31, 2003.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. "


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES. N/A


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITYU HOLDERS.

There have been no changes to the procedures by which shareholders may rcommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(a) Code of Ethics

(b) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUTUAL SERIES FUND INC.

By /s/JIMMY D. GAMBILL
  -----------------------
     Jimmy D. Gambill
     Chief Executive Officer - Finance and Administration
Date February 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/JIMMY D. GAMBILL
  -----------------------
     Jimmy D. Gambill
     Chief Executive Officer - Finance and Administration
Date February 18, 2005



By /s/GALEN G. VETTER
   ------------------------------
      Galen G. Vetter
      Chief Financial Officer
Date  February 18, 2005